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P R O S P E C T U S  S U P P L E M E N T
(To Prospectus Dated August 6, 2002)

5,800,000 Shares

American Capital Strategies, Ltd.

Common Stock

$22.60 per share

        We are selling 5,800,000 shares of our common stock. We have granted the underwriters a 30-day option to purchase up to 870,000 additional shares of common stock to cover over-allotments.

        Our common stock is quoted on the Nasdaq National Market under the symbol "ACAS." The last reported sale price of our common stock on the Nasdaq National Market on March 25, 2003 was $23.63 per share.

        Investing in our common stock involves risks. See "Risk Factors" beginning on page 9 of the accompanying prospectus.

         Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this prospectus supplement and the prospectus to which it relates are truthful or complete. Any representation to the contrary is a criminal offense.

	Per Share	Total
Public Offering Price	$22.6000	$131,080,000
Underwriting Discount	$1.1074	$6,422,920
Proceeds to American Capital Strategies, Ltd., before expenses	$21.4926	$124,657,080

        The underwriters expect to deliver the shares to purchasers on or about March 31, 2003.

Salomon Smith Barney	Wachovia Securities

Legg Mason Wood Walker
Incorporated

March 26, 2003

You should rely only on the information contained in or incorporated by reference into this prospectus supplement and the accompanying prospectus. We have not authorized anyone to provide you with different information. We are not making an offer of these securities in any state where the offer is not permitted. You should not assume that the information contained in this prospectus supplement, the accompanying prospectus or any document incorporated herein by reference is accurate as of any date other than the respective dates that such information is presented.

THE COMPANY

        We are a publicly traded buyout and mezzanine fund that is principally engaged in providing senior debt, subordinated debt, preferred equity and common equity to middle market companies in need of capital for management buyouts including ESOP buyouts, growth, acquisitions, liquidity and restructurings. Our ability to fund the entire capital structure is an advantage in completing middle market transactions. We generally invest up to $50 million in each transaction and through our subsidiary, American Capital Financial Services, Inc. ("ACFS"), will arrange and secure capital for larger transactions. Our primary business objectives are to increase our net operating income and net asset value by investing our assets in senior debt, subordinated debt with detachable warrants and equity of middle market companies with attractive current yields and potential for equity appreciation. Our loans typically range from $5 million to $35 million, mature in five to ten years, and require monthly or quarterly interest payments at fixed rates or variable rates based on the prime rate, plus a margin. We price our debt and equity investments based on our analysis of each transaction. As of December 31, 2002, the weighted average effective yield on our investments, net of non-accruing investments, was 10.3%. From our initial public offering on August 29, 1997 (the "IPO") through March 25, 2003, we invested $277 million in equity securities and almost $1.4 billion in debt securities of middle market companies including $35 million in funds committed but undrawn under credit facilities.

        We generally acquire equity interests in the companies from which we have purchased debt securities with the goal of enhancing our overall return. As of December 31, 2002, we had a weighted average ownership interest of 43% in our portfolio companies assuming the exercise of warrants and conversion of preferred stock that we own. We are prepared to be a long-term partner to our portfolio companies thereby positioning us to participate in their future financing needs. The opportunity to liquidate our investment and realize a gain may occur if the business recapitalizes its equity, either through a sale to new owners or a public offering of its equity or if we exercise our rights to require the business to purchase the warrants and stock held by us. We generally do not have the right to require that a business undergo an initial public offering by registering securities under the Securities Act of 1933, but we generally do have the right to sell our equity interests in a public offering by the business to the extent permitted by the underwriters.

FEES AND EXPENSES

        The following table will assist you in understanding the various costs and expenses that an investor in our common stock will bear directly or indirectly.

STOCKHOLDER TRANSACTION EXPENSES
Sales load (as a percentage of offering price)	4.90%
Dividend reinvestment plan fees(1)	—
ANNUALIZED EXPENSES (as a percentage of consolidated net assets attributable to common stock)(2)
Management fees	—
Interest payments on borrowed funds(3)	2.08%
Other expenses(4)	4.38%

Total annual expenses (estimated)(5)	6.46%

(1)
The expenses of the reinvestment plan are included in stock record expenses, a component of "Total Operating Expenses." We have no cash purchase plan. The participants in the reinvestment plan will bear a pro rata share of brokerage commissions incurred with respect to open market purchases, if any. See "Dividend Reinvestment Plan" in the accompanying prospectus for more information on the plan.

(2)
Consolidated net assets attributable to common stock equal net assets (i.e., total assets less total liabilities) at December 31, 2002.

(3)
The interest payments on borrowed funds percentage is based on interest payments for the year ended December 31, 2002 divided by net assets attributable to our common stock. We had outstanding borrowings of $620 million at December 31, 2002. See "Recent Developments—Summary Financial Information—Financial Condition, Liquidity, and Capital Resources" and "Interim Management's Discussion and Analysis of Financial Condition and Results of Operations—Financial Condition, Liquidity, and Capital Resources" in this prospectus supplement and "Risk Factors—We may incur additional debt that could increase your investment risks" and "Management's Discussion and Analysis of Financial Condition and Results of Operations—Financial Condition, Liquidity, and Capital Resources" in the accompanying prospectus for more information on our borrowings.

(4)
Other expenses are based on amounts for the year ended December 31, 2002, and represent all our expenses (except fees and expenses reported in other items of this table) that are deducted from our assets and we reflected as expenses in our statement of operations.

(5)
Total annual expenses as a percentage of consolidated net assets attributable to our common stock are higher than the total annual expenses percentage would be for a company that is not leveraged. We borrow money to leverage our net assets and increase our total assets. The total annual expenses percentage is required by the Securities and Exchange Commission ("SEC") to be calculated as a percentage of net assets, rather than total assets, including assets that have been funded with borrowed monies. If the total annual expenses percentage were calculated instead as a percentage of total assets, total annual expenses for the company would be 3.37% of consolidated total assets.

        The following example demonstrates the projected dollar amount of total cumulative expenses that would be incurred over various periods with respect to a hypothetical investment in our common stock. These amounts are based upon payment by an investor of an assumed 4.90% sales load and payment by us of operating expenses at the levels set forth in the table above which, as indicated above, does not include leverage or related expenses.

	1 Year	3 Years	5 Years	10 Years
You would pay the following expenses on a $1,000 investment, assuming a 5% annual return	$110	$229	$345	$620

        This example should not be considered a representation of our future expenses, and actual expenses may be greater or less than those shown. Moreover, while the example assumes (as required by the SEC) a 5% annual return, our performance will vary and may result in a return greater or less than 5%. In addition, while the example assumes reinvestment of all dividends and distributions at net asset value, participants in the Dividend Reinvestment Plan may receive shares purchased by the Dividend Reinvestment Plan Administrator at the market price in effect at the time, which may be at, above or below net asset value. See "Dividend Reinvestment Plan" in the accompanying prospectus.

RECENT DEVELOPMENTS

Investment Activity

        The following table sets forth our new investments in the fourth quarter of 2002 and in the first quarter of 2003 through March 25, 2003, that exceeded $5 million:

Company	Date of Investment	Investment Amount (millions)	Transaction Type	Industry
Petaluma Poultry Processors, Inc.	10/10/02	$18	Mezzanine Financing	Food Products—Integrated Producer & Distributor of Organic & Natural Poultry
ASC Industries, Inc.	10/29/02	36	American Capital Sponsored Buyout	Industrial Products—Aftermarket Automobile Components
Northwest Coatings Corp.	11/05/02	13	Mezzanine Financing	Industrial Products—Water-Based Adhesives and Coatings
Phillips & Temro Holdings LLC	11/08/02	5	Mezzanine Financing	Industrial Products—Automotive and Heavy Duty Truck Products
MATCOM International Corp.	11/22/02	15	Mezzanine Financing	Information Technology — Information and Engineering Services for Federal Government Agencies
Futurelogic Group, Inc.	12/18/02	27	Mezzanine Financing	Commercial Products — Embedded Thermal Printer Solutions
Auxi Health, Inc.	12/31/02	14	Recapitalization	Healthcare — Home Healthcare
STACAS Holdings, Inc.(1)	12/31/02	37	Acquisition Financing	Transportation — Overnight Shorthaul Delivery
Confluence Holdings Corp.	12/31/02	11	Recapitalization	Consumer Products — Canoes and Kayaks
Technical Concepts, LLC	2/4/03	34	Mezzanine Financing	Industrial Products —Designer and Marketer of Automated Restroom Hygiene Solutions
CPM Acquisition Corp.	2/20/03	24	Mezzanine Financing	Industrial Product — Supplier of Process Machinery for the Animal Feed and Oilseed Processing Industries
Visador Holdings Corporation	2/28/03	10	Mezzanine Financing	Industrial Products —Manufacturer of Stair Components, and Synthetic and Wood Columns

(1)
STACAS Holdings, Inc. is the parent holding company of Dixie Trucking Company Inc. and Service Transport, Inc.

        On November 26, 2002, we received full repayment of our senior subordinated and PIK notes from, and sold all of our equity interests in, Crosman Corporation for which we received total proceeds of $4.9 million.

        On December 10, 2002, we received full repayment of our senior subordinated debt and PIK notes from, and sold all of our equity interests in, JAAGIR, LLC for which we received proceeds of $3.4 million.

        On December 23, 2002, the Middleby Corporation repaid our subordinated and PIK notes in the aggregate amount of $25.5 million. We also sold all of our equity interests in the Middleby Corporation, for which we received proceeds of $2.7 million.

        On January 8, 2003, Numatics, Inc. repaid our senior debt in the aggregate amount of $29.2 million.

        On February 5, 2003, Patriot Medical Technologies, Inc. repaid our senior and subordinated debt in the aggregate amount of $5.1 million.

        On March 14, 2003, Weston ACAS Holdings, Inc. prepaid $10.5 million of our $17.0 million subordinated debt.

        On March 18, 2003, Plastech Engineered Products, Inc. prepaid $20.0 million of our $30.0 million subordinated debt.

New Executive Officers

        Effective September 16, 2002, Roland Cline, Gordon O'Brien and Darin Winn were designated by our board of directors as executive officers.

        Mr. Cline, age 54, has been a Senior Vice President of the company for the past two years. He served as Vice President of the company from 1988 to 2000.

        Mr. O'Brien, age 37, has served as a Senior Vice President of the company since 2001. He served as Vice President of the company from 1998 to 2001. From 1995 to 1998, Mr. O'Brien was a Vice President at Pennington Partners & Company, a private equity firm.

        Mr. Winn, age 38, has been a Senior Vice President of the company since 2001. He served as Vice President of the company from 1998 to 2001. Prior to joining the company, he worked at Stratford Capital Partners, a mezzanine and equity fund from 1995 to 1998.

Quarterly Dividend

        On January 30, 2003, we declared a dividend of $0.67 per share for the first quarter of 2003. The dividend is payable on March 31, 2003 to shareholders of record on March 12, 2003. Our dividend is paid from taxable income and determined at the discretion of our board of directors.

Summary Financial Information

        The following is our summary financial information for the fiscal years ended December 31, 2002 and 2001:

AMERICAN CAPITAL STRATEGIES, LTD.
CONSOLIDATED BALANCE SHEETS
(In thousands)

	December 31, 2002	December 31, 2001
	(unaudited)
Assets
Cash and cash equivalents	$13,080	$14,168
Investments at fair value (cost of $1,334,987 and $882,731, respectively)
Non-Control/Non-Affiliate investments	557,490	491,637
Control investments	671,141	360,921
Affiliate investments	52,083	11,241
Interest rate swaps	(32,255)	(5,533)

Total investments at fair value	1,248,459	858,266
Interest receivable	11,552	12,957
Other	45,432	18,793

Total assets	$1,318,523	$904,184

Liabilities and Shareholders' Equity
Revolving credit facility	$255,793	$147,646
Notes payable	364,171	103,495
Accrued dividends payable	869	3,420
Other	10,031	9,358

Total liabilities	630,864	263,919

Commitments and Contingencies
Shareholders' equity:
Undesignated preferred stock, $0.01 par value, 5,000 shares authorized, 0 issued and outstanding	—	—
Common stock, $.01 par value, 70,000 shares authorized, 44,450 and 38,017 issued, and 43,469 and 38,017 outstanding, respectively	435	380
Capital in excess of par value	812,150	699,291
Notes receivable from sale of common stock	(9,021)	(27,143)
Distributions in excess of net realized earnings	(25,718)	(3,823)
Net unrealized depreciation of investments	(90,187)	(28,440)

Total shareholders' equity	687,659	640,265

Total liabilities and shareholders' equity	$1,318,523	$904,184

AMERICAN CAPITAL STRATEGIES LTD.
CONSOLIDATED STATEMENTS OF OPERATIONS
(In thousands, except per share data)

	Year Ended December 31, 2002	Year Ended December 31, 2001
	(unaudited)
Operating income:
Interest and dividend income
Non-Control/Non-Affiliate investments	$72,569	$46,202
Control investments	59,017	42,452
Affiliate investments	1,635	1,480
Interest rate swap agreements	(11,153)	(1,848)

Total interest and dividend income	122,068	88,286

Fees
Non-Control/Non-Affiliate investments	9,422	7,234
Control investments	15,073	8,646
Affiliate investments	459	71

Total fee income	24,954	15,951

Total operating income	147,022	104,237

Operating expenses:
Interest	14,321	10,343
Salaries and benefits	18,621	14,571
General and administrative	11,531	7,698

Total operating expenses	44,473	32,612

Net operating income	102,549	71,625

Net realized (loss) gain on investments
Non-Control/Non-Affiliate investments	(21,992)	5,962
Control investments	1,091	—
Affiliate investments	160	(593)

Total net realized (loss) gain on investments	(20,741)	5,369

Net unrealized (depreciation) appreciation of investments
Non-Control/Non-Affiliate investments	14,957	(21,778)
Control investments	(49,726)	(29,804)
Affiliate investments	(256)	(2,542)
Interest rate swap agreements	(26,722)	(4,265)

Total net unrealized depreciation of investments	(61,747)	(58,389)

Net increase in shareholders' equity resulting from operations	$20,061	$18,605

Net operating income per common share:
Basic	$2.60	$2.27
Diluted	$2.57	$2.24
Net earnings per common share:
Basic	$0.51	$0.59
Diluted	$0.50	$0.58
Weighted average shares of common stock outstanding:
Basic	39,418	31,487
Diluted	39,880	32,001
Dividends declared per share	$2.57	$2.30

Operating Results For Fiscal Year 2002 Compared to Fiscal Year 2001

        For the year ended December 31, 2002, total operating income increased $42.8 million, or 41%, over the year ended December 31, 2001. In 2002, interest income on debt securities increased by $42.5 million, or 49% to $129.2 million. Interest and dividend income is affected by both the level of net new investments and by changes in the one-month London Interbank Offered Rate ("LIBOR") and prime lending rates. Our daily weighted average debt investment at cost increased from $614.8 million in 2001 to $950.5 million in 2002 resulting from new loan originations of $480.2 million, net of loan repayments totaling $113.7 million. The daily weighted average interest rate on debt securities decreased to 13.6% in 2002 from 14.1% in 2001 due primarily to a decrease in the weighted average prime lending rate from 6.33% in 2001 to 4.68% in 2002. The negative impact of the interest rate swap agreements increased by $9.3 million to $11.2 million in 2002 due primarily to an increase in the average quarterly notional amount from $266.8 million in 2001 to $496.7 million in 2002 as well as a decrease in the average monthly LIBOR rate from 3.70% in 2001 to 1.76% in 2002. In 2002, fee income increased by $9.0 million or 56%, to $25.0 million.

        Operating expenses for 2002 increased $11.9 million, or 36%, over 2001. The increase is primarily due to an increase in interest expense from $10.3 million in 2001 to $14.3 million in 2002, an increase in salaries and benefits expense from $14.6 million in 2001 to $18.6 million in 2002 and an increase in general and administrative expenses from $7.7 million in 2001 to $11.5 million in 2002.

        We recorded a net realized loss of $20.7 million in 2002 and recorded a net realized gain of $5.4 million in 2001. We recorded a net unrealized loss of $61.7 million in 2002 compared to a net unrealized loss of $58.4 million in 2001. See "Interim Management's Discussion and Analysis of Financial Condition and Results of Operations—Results of Operations" for a discussion of our investment valuation procedures and signficant realized events for the nine months ended September 30, 2002.

        We recorded net operating income of $102.5 million, or $2.57 per diluted common share, in 2002, compared to $71.6 million, or $2.24 per diluted common share, in 2001. For 2002, we recorded a net increase in shareholders' equity resulting from operations of $20.1 million, or $0.50 per diluted common share, compared to $18.6 million, or $0.58 per diluted common share, in 2001.

Financial Condition, Liquidity, and Capital Resources

        At December 31, 2002, we had $13.1 million in cash and cash equivalents and $28.1 million of restricted cash included in other assets on our consolidated balance sheets. In addition, we had outstanding debt of $255.8 million secured by our assets under a revolving credit facility and $364.2 million under three asset securitizations.

        Effective December 30, 2002, we received a temporary increase in the aggregate commitment of our revolving credit facility from $225 million to $275 million. On February 1, 2003, the commitment reverted back to $225 million. On March 25, 2003, the facility was amended to increase the aggregate commitment back to $275 million through a term date of May 15, 2003.

        On January 13, 2003, we completed a public offering of 4.7 million shares of our common stock, including 615,000 shares sold pursuant to the underwriters' over-allotment option, for which we received aggregate net proceeds of approximately $102 million. The proceeds from the offering were used to repay borrowings outstanding under our revolving credit facility.

        On November 19, 2002, we completed a public offering of 2.6 million shares of our common stock and received net proceeds of approximately $44.5 million. On December 5, 2002, we sold 390,000 shares of our common stock pursuant to the underwriter's over-allotment option and received additional net proceeds of approximately $6.7 million. The aggregate proceeds from the offering were used to repay borrowings outstanding under our revolving credit facility.

Portfolio Credit Quality

        We grade all loans on a scale of 1 to 4. This system is intended to reflect the performance of the borrower's business, the collateral coverage of the loans and other factors considered relevant. See "Interim Management's Discussion and Analysis of Financial Condition and Results of Operations—Portfolio Credit Quality" in this prospectus supplement and "Management's Discussion and Analysis of Financial Condition and Results of Operations—Portfolio Credit Quality" in the accompanying prospectus for more information.

        To monitor and manage the investment portfolio risk, we track the weighted average investment grade of our portfolio companies. The weighted average investment grade was 3.0 and 2.9 as of December 31, 2002, and 2001, respectively. At December 31, 2002 and 2001, our investment portfolio was graded as follows (dollars in thousands):

	At December 31, 2002		At December 31, 2001
Grade	Investments at Fair Value	Percentage of Total Portfolio	Investments at Fair Value	Percentage of Total Portfolio
4	$288,897	22.6%	$107,837	12.7%
3	808,635	63.4%	529,167	62.1%
2	145,235	11.4%	206,921	24.3%
1	33,075	2.6%	8,392	0.9%

	$1,275,842	100.0%	$852,317	100.0%

        The amounts at December 31, 2002, and 2001 do not include our investments in which we have only invested in the equity securities of those companies.

        We stop accruing interest on our investments when we determine that interest is no longer collectible or the loan is impaired. Our valuation analysis serves as a critical piece of data in this determination. At December 31, 2002, eleven loans to eight portfolio companies with an aggregate face amount of $73.2 million were on non-accrual. Two of the eleven loans were grade 2 loans, and nine of the loans were grade 1 loans. Six of these loans, totaling $48.7 million, with PIK interest features were on non-accrual.

        At December 31, 2002, and 2001, loans past due were as follows (dollars in thousands):

	At December 31, 2002		At December 31, 2001
Days Past Due	Number of Portfolio Companies	Amount	Number of Portfolio Companies	Amount
1—30	—	$—	1	$6,477
31—60	1	9,000	1	22,152
61—90	—	—	1	14,400
Greater than 90	6	54,501	3	40,119

Total	7	$63,501	6	$83,148

        Of the loans past due, loans totaling $27.2 million were on non-accrual as of December 31, 2002 and loans totaling $10 million were on non-accrual as of December 31, 2001. Of the remaining past due loans, we believe that debt service collection is probable.

USE OF PROCEEDS

        We estimate that the net proceeds from the sale of the common stock we are offering, after deducting the underwriting discount and estimated expenses will be approximately $125 million, or $143 million if the over-allotment option is exercised in full. We intend to use substantially all of the net proceeds from this offering to repay indebtedness owed under a Loan Funding and Servicing Agreement, dated as of March 31, 1999, as amended, by and among American Capital Strategies, Ltd., ACS Funding Trust I, Wachovia Securities, Inc., certain affiliates of Wachovia Securities, Inc., and other parties. This repayment will create availability under the facility, which will generally be available for funding future American Capital investments. As of December 31, 2002, the interest rate on this indebtedness, which varies from time to time based on certain indices, was LIBOR (1.38% at December 31, 2002) plus 125 basis points, and the facility expires on May 15, 2003.

CAPITALIZATION
(Dollar amounts in thousands)

        The following table sets forth (a) the actual capitalization of our company at December 31, 2002, (b) the capitalization of our company at December 31, 2002, as adjusted to reflect the effects of the sale of the common stock in our January 8, 2003 offering, including the exercise of the underwriters' over-allotment option, and (c) the capitalization of our company at December 31, 2002, as adjusted to reflect (i) the effects of the sale of the common stock in the January 8, 2003 offering (including the exercise of the underwriters' over-allotment option), and (ii) the effects of the sale of the common stock offered in this offering at the public offering price of $22.60 and the application of substantially all of the net proceeds of these offerings to repay our existing indebtedness as set forth under "Use of Proceeds" on the preceding page.

	Actual	As Adjusted for January 8, 2003 Offering	As Adjusted for January 8, 2003 Offering and March 26, 2003 Offering(1)

Assets:
Cash and cash equivalents	$13,080	$13,080	$13,080

Borrowings:
Revolving credit facility(2)	$255,793	$153,860	$29,303
Notes payable	364,171	364,171	364,171

Total borrowings	619,964	518,031	393,474

Shareholders' equity:
Preferred stock, $0.01 par value, 5,000,000 shares authorized and no shares issued and outstanding	—	—	—
Common stock, $0.01 par value, 70,000,000 shares authorized; 44,450,000 issued, and 43,469,000 outstanding (49,165,000 issued and 48,184,000 outstanding as adjusted for the January 8, 2003 offering; 54,965,000 issued and 53,984,000 outstanding as adjusted for the January 8, 2003 and March 26, 2003 offerings)(3)	435	482	540
Capital in excess of par value	812,150	914,036	1,038,535
Notes receivable from sale of common stock	(9,021)	(9,021)	(9,021)
Distributions in excess of net realized earnings	(25,718)	(25,718)	(25,718)
Unrealized depreciation of investments	(90,187)	(90,187)	(90,187)

Total shareholders' equity	687,659	789,592	914,149

Total capitalization	$1,307,623	$1,307,623	$1,307,623

(1)
Does not include the underwriters' over-allotment option for the March 26, 2003 offering of 870,000 shares.

(2)
Balance on revolving credit facility was $176,508 as of March 25, 2003.

(3)
Excludes an aggregate of 4,115,000 shares issuable pursuant to stock options outstanding at December 31, 2002 that vest over varying periods of time.

UNDERWRITING

        Salomon Smith Barney Inc. is acting as representative of the underwriters named below. Subject to the terms and conditions stated in the underwriting agreement dated the date of this prospectus supplement, each underwriter named below has severally agreed to purchase, and we have agreed to sell to that underwriter, the number of shares set forth opposite the underwriter's name.

Underwriter	Number of Shares
Salomon Smith Barney Inc.	2,900,000
Wachovia Securities, Inc.	2,030,000
Legg Mason Wood Walker, Incorporated	870,000

Total	5,800,000

        The underwriting agreement provides that the obligations of the underwriters to purchase the shares included in this offering are subject to approval of legal matters by counsel and to other conditions. The underwriters are obligated to purchase all the shares (other than those covered by the over-allotment option described below) if they purchase any of the shares.

        The underwriters propose to offer some of the shares directly to the public at the public offering price set forth on the cover page of this prospectus supplement and some of the shares to dealers at the public offering price less a concession not to exceed $0.72 per share. The underwriters may allow, and dealers may reallow, a concession not to exceed $0.10 per share on sales to other dealers. If all of the shares are not sold at the initial offering price, the representative may change the public offering price and the other selling terms.

        We have granted to the underwriters an option, exercisable for 30 days from the date of this prospectus supplement, to purchase up to 870,000 additional shares of common stock at the public offering price less the underwriting discount. The underwriters may exercise the option solely for the purpose of covering over-allotments, if any, in connection with this offering. To the extent the option is exercised, each underwriter must purchase a number of additional shares approximately proportionate to that underwriter's initial purchase commitment.

        We have agreed for a period of 30 days, and our executive officers and directors have agreed for a period of 45 days, from the date of this prospectus supplement, that we and they will not, without the prior written consent of Salomon Smith Barney Inc., dispose of or hedge any shares of our common stock or any securities convertible into or exchangeable for our common stock. Salomon Smith Barney Inc. in its sole discretion may release any of the securities subject to these lock-up agreements at any time without notice.

        The common stock is quoted on the Nasdaq National Market under the symbol "ACAS."

        The following table shows the underwriting discount that we are to pay to the underwriters in connection with this offering. This amount is shown assuming both no exercise and full exercise of the underwriters' option to purchase additional shares of common stock.

	Paid by American Capital Strategies, Ltd.
	No Exercise	Full Exercise
Per share	$1.1074	$1.1074
Total	$6,422,920	$7,386,358

        In connection with the offering, Salomon Smith Barney Inc., on behalf of the underwriters, may purchase and sell shares of common stock in the open market. These transactions may include short sales, syndicate covering transactions and stabilizing transactions. Short sales involve syndicate sales of common stock in excess of the number of shares to be purchased by the underwriters in the offering, which creates a syndicate short position. "Covered" short sales are sales of shares made in an amount up to the number of shares represented by the underwriters' over-allotment option. In determining the source of shares to close out the covered syndicate short position, the underwriters will consider, among other things, the price of shares available for purchase in the open market compared to the price at which they may purchase shares through the over-allotment option. Transactions to close out the covered syndicate short position involve either purchases of the common stock in the open market after the distribution has been completed or the exercise of the over-allotment option. The underwriters may also make "naked" short sales of shares in excess of the over-allotment option. The underwriters must close out any naked short position by purchasing shares of common stock in the open market. A naked short position is more likely to be created if the underwriters are concerned that there may be downward pressure on the price of the shares in the open market after pricing that could adversely affect investors who purchase in the offering. Stabilizing transactions consist of bids for or purchases of shares in the open market, while the offering is in progress.

        The underwriters also may impose a penalty bid. Penalty bids permit the underwriters to reclaim a selling concession from a syndicate member when Salomon Smith Barney Inc. repurchases shares originally sold by that syndicate member in order to cover syndicate short positions or make stabilizing purchases.

        Any of these activities may have the effect of preventing or retarding a decline in the market price of the common stock. They may also cause the price of the common stock to be higher than the price that would otherwise exist in the open market in the absence of these transactions. The underwriters may conduct these transactions on the Nasdaq National Market or in the over-the-counter market, or otherwise. If the underwriters commence any of these transactions, they may discontinue them at any time.

        In addition, in connection with this offering, some of the underwriters (and selling group members) may engage in passive market making transactions in the common stock on the Nasdaq National Market, prior to the pricing and completion of the offering. Passive market making consists of displaying bids on the Nasdaq National Market no higher than the bid prices of independent market makers and making purchases at prices no higher than those independent bids and effected in response to order flow. Net purchases by a passive market maker on each day are limited to a specified percentage of the passive market maker's average daily trading volume in the common stock during a specified period and must be discontinued when that limit is reached. Passive market making may cause the price of the common stock to be higher than the price that otherwise would exist in the open market in the absence of those transactions. If the underwriters commence passive market making transactions, they may discontinue them at any time.

        We estimate that our portion of the total expenses of this offering will be $100,000.

        The underwriters have performed investment banking and advisory services for us from time to time for which they have received customary fees and expenses. The underwriters may, from time to time, engage in transactions with and perform services for us in the ordinary course of their business.

        Substantially all of the proceeds from the sale of the common stock, not including underwriting compensation, will be paid to certain affiliates of one of the underwriters, in connection with the repayment of debt owed under a Loan Funding and Servicing Agreement, dated as of March 31, 1999, as amended, by and among American Capital Strategies, Ltd., ACS Funding Trust I and certain other parties, including Wachovia Securities, Inc., and certain of its affiliates. Accordingly, the offering is being conducted pursuant to Rule 2710(c)(8) of the National Association of Securities Dealers, Inc.

        A prospectus supplement and the accompanying prospectus in electronic format may be made available on the Web sites maintained by one or more of the underwriters. The representative may agree to allocate a number of shares to underwriters for sale to their online brokerage account holders.

The representative will allocate shares to underwriters that may make Internet distributions on the same basis as other allocations. In addition, shares may be sold by the underwriters to securities dealers who resell shares to online brokerage account holders.

        We have agreed to indemnify the underwriters against certain liabilities, including liabilities under the Securities Act of 1933, or to contribute to payments the underwriters may be required to make because of any of those liabilities.

TAXATION

        The following discussion is a general summary of the material federal income tax considerations applicable to us and to an investment in the common stock and does not purport to be a complete description of the income tax considerations applicable to such an investment. The discussion is based upon the Internal Revenue Code of 1986, as amended (the "Code"), Treasury Regulations thereunder, and administrative and judicial interpretations thereof, each as of the date hereof, all of which are subject to change. Prospective stockholders should consult their own tax advisors with respect to tax considerations which pertain to their purchase of common stock. This summary assumes that the investors in our business hold common stock as capital assets. This summary does not discuss all aspects of federal income taxation relevant to holders of the common stock in light of their particular circumstances, or to certain types of holders subject to special treatment under federal income tax laws, including foreign taxpayers, dealers in securities, financial institutions, qualified plans and individual retirement accounts. This summary does not discuss any aspects of foreign, state or local tax laws. Unless otherwise stated, this summary deals only with stockholders who are United States persons. A United States person generally is:

  •
  a citizen or resident of the United States;

  •
  a corporation or partnership created or organized in or under the laws of the United States, any state thereof or the District of Columbia;

  •
  an estate whose income is subject to United States federal income tax regardless of its source; or

  •
  a trust, if a court within the United States is able to exercise primary supervision over the administration of the trust and one or more United States persons have authority to control all substantial decisions of the trust.

Taxation as a RIC

        We have operated since October 1, 1997, so as to qualify to be taxed as a regulated investment company ("RIC") as defined in Subtitle A, Chapter 1, under Subchapter M of the Code. If we qualify as a RIC and annually distribute to our stockholders in a timely manner at least 90% of our "investment company taxable income," as defined in the Code, we will not be subject to federal income tax on the portion of our taxable income and capital gains we distribute to stockholders. "Investment company taxable income" generally means our taxable income, including net short-term capital gains but excluding net long-term capital gains. In addition, we will be liable for a nondeductible federal excise tax of 4% on our undistributed income unless for each calendar year we distribute (including through "deemed distributions" as described below) an amount equal to or greater than the sum of (a) 98% of our "ordinary income" (generally, our taxable income excluding net short-term and long-term capital gains), (b) 98% of our "capital gain net income" (including both net short-term and long-term capital gains) realized for the 12-month period ending October 31 of such calendar year, and (c) any shortfall in distributing all ordinary income and capital gain net income for the prior calendar year. We generally will endeavor to make distributions and have deemed distributions such that we will not incur the federal excise tax on our earnings.

        Our income for tax purposes, which determines the required distributions, may differ from our income as measured for other purposes. If we invest in certain options, futures, and forward contracts, we may be required to recognize unrealized gains and losses on those contracts at the end of our taxable year. In such event, 60% of any net gain or loss will generally be treated as long-term capital gain or loss and the remaining 40% of such net gain or loss will be treated as short-term capital gain or loss, regardless of the fact that we may not eventually experience such gain or loss. If we engage in certain hedging transactions, the results may be treated as a deemed sale of appreciated property which may accelerate the gain on the hedged transaction.

        If we acquire or are deemed to have acquired debt obligations that were issued originally at a discount or that otherwise are treated under applicable tax rules as having original issue discount, we will be required to include in income each year a portion of the original issue discount that accrues over the life of the obligation regardless of whether we receive cash representing such income in the same taxable year and to make distributions accordingly.

        In order to qualify as a RIC for federal income tax purposes, we must, among other things: (a) continue to qualify as a business development company ("BDC") under the Investment Company Act of 1940, as amended ("1940 Act"); (b) derive in each taxable year at least 90% of our gross income from dividends, interest, payments with respect to securities loans, gains from the sale of stock or other securities or other income derived with respect to our business of investing in such stock or securities; and (c) diversify our holdings so that at the end of each quarter of the taxable year (i) at least 50% of the value of our assets consist of cash, cash items, government securities, securities of other RICs, and other securities if such other securities of any one issuer do not represent more than 5% of our assets or 10% of the outstanding voting securities of the issuer, and (ii) no more than 25% of the value of our assets (including those owned by ACFS) are invested in securities of one issuer (other than U.S. government securities or securities of other RICs), or of two or more issuers that are controlled by us and are engaged in the same or similar or related trades or businesses.

        If we fail to satisfy the 90% distribution requirement or otherwise fail to qualify as a RIC in any taxable year, we will be subject to tax in such year on all of our taxable income, regardless of whether we make any distributions to our stockholders. In addition, in that case, all of our distributions to our stockholders will be characterized as ordinary income (to the extent of our current and accumulated earnings and profits). In contrast, as is explained below, if we qualify as a RIC, a portion of our distributions may be characterized as long-term capital gain in the hands of stockholders.

        We received a ruling from the IRS clarifying the tax consequences of our conversion to a RIC, especially with regard to the treatment of unrealized gain inherent in our assets (approximately $6.3 million) upon our conversion to RIC status ("built-in gain"). Under the terms of the ruling and applicable law, if we realize or are treated as realizing any of the built-in gain before October 1, 2007, we generally will be liable for corporate level federal income tax on the gain, which could not be avoided by our payment of dividends.

        Our wholly-owned subsidiary, ACFS, is an ordinary corporation that is subject to corporate level federal income tax. We also own all of the equity interests issued by ACS Funding Trust I, a statutory trust, ACAS Business Loan LLC, 2001-1, a limited liability company, ACAS Business Loan LLC, 2002-1, a limited liability company and ACAS Business Loan LLC, 2002-2, a limited liability company. These subsidiaries are disregarded as separate entities for tax purposes.

Taxation of Stockholders

        Our distributions generally are taxable to you as ordinary income or capital gains. Our stockholders receive notification from us at the end of the year as to the amount and nature of the income or gains distributed to them for that year. The distributions from us to a particular stockholder may be subject to the alternative minimum tax under the provisions of the Code.

        Our distributions of ordinary income and net short-term capital gain generally are taxable to you as ordinary income. Distributions of net long-term capital gain, if any, that we designate as capital gain dividends generally will be taxable to you as a long-term capital gain, regardless of the length of time you have held the shares. All distributions are taxable, whether invested in additional shares or received in cash.

        If we retain any net long-term capital gains, we will designate them as "deemed distributions" and pay tax on them for the benefit of our stockholders. Stockholders would then report their share of the retained capital gains on their tax returns as if it had been received, and report a credit for the tax paid thereon by us. Stockholders add the amount of the deemed distribution, net of such tax, to the stockholder's basis in his shares. Since we expect to pay tax on capital gains at the regular corporate tax rate and the maximum rate payable by individuals on such gains is substantially lower, the amount of the credit that individual stockholders may report will exceed the amount of tax that they would be required to pay on the capital gains, allowing recovery of the difference in the tax otherwise owed by, or refunds due to, such shareholders.

        In general, any gain or loss realized upon a taxable disposition of our shares, or upon receipt of a liquidating distribution, will be treated as capital gain or loss. If you realize a gain, it will be subject to taxation at various tax rates depending on the length of time you have held such shares and other factors. The gain or loss will be short-term capital gain or loss if you have held the shares for one year or less. If you receive a capital gain dividend, or deemed distributions, with respect to such shares, any loss you realize upon a taxable disposition of shares you held for six months or less will be treated as a long-term capital loss, to the extent of such capital gain dividends, or deemed distributions. Capital losses can be deducted by corporations only to the extent of capital gains. Individuals can deduct capital losses to the extent of capital gains, and then up to $3,000 of other income annually. All or a portion of any loss you realize upon a taxable disposition of our shares may be disallowed if you purchase other shares of ours, under a Dividend Reinvestment Plan or otherwise, within 30 days before or after the disposition.

        If you are not a "United States person" (a "Non-U.S. stockholder") you will generally be subject to a withholding tax of 30%, or lower applicable treaty rate, on dividends from us, other than capital gain dividends, that are not "effectively connected" with your United States trade or business. Accordingly, investment in our business is likely to be appropriate for a Non-U.S. stockholder only if you can utilize a foreign tax credit or corresponding tax benefit in respect of such United States withholding tax. Non-effectively connected capital gain dividends and gains realized from the sale of the common stock will not be subject to United States federal income tax in the case of (a) a Non-U.S. stockholder that is a corporation, and (b) a Non-U.S. stockholder that is not present in the United States for more than 182 days during the taxable year, assuming that certain other conditions are met. Prospective foreign investors should consult their U.S. tax advisors concerning the tax consequences to them of an investment in the common stock.

        We are required to withhold and remit to the Internal Revenue Service (the "IRS") a portion of the dividends paid to any stockholder who (a) fails to furnish us with a certified taxpayer identification number; (b) has underreported dividend or interest income to the IRS; or (c) fails to certify to us that he, she or it is not subject to backup withholding.

LEGAL MATTERS

        The validity of the common stock we are offering will be passed upon for us by Arnold & Porter, Washington, D.C. Certain matters will be passed upon for the underwriters by Hunton & Williams.

EXPERTS

        Ernst & Young LLP, independent auditors, have audited our consolidated financial statements at December 31, 2001 and 2000, and for each of the three years in the period ended December 31, 2001, and the consolidated financial highlights for the four years ended December 31, 2001, and the three-months ended December 31, 1997 as set forth in their report. We have included our consolidated financial statements and consolidated financial highlights in the prospectus and elsewhere in the registration statement in reliance upon Ernst & Young LLP's report, given on their authority as experts in accounting and auditing.

ADDITIONAL INFORMATION

        We have filed with the SEC a registration statement on Form N-2 under the Securities Act of 1933, with respect to the shares of common stock offered by this prospectus supplement and the accompanying prospectus. This prospectus supplement and the accompanying prospectus, which is a part of the registration statement, do not contain all of the information set forth in the registration statement or the exhibits and schedules thereto. For further information with respect to our business and our common stock, reference is made to the registration statement, including the exhibits and schedules thereto and the Statement of Additional Information (SAI), contained in the registration statement. You may obtain a copy of our SAI by writing us at our principal office, which is located at 2 Bethesda Metro Center, 14th Floor, Bethesda, MD 20814, Attention: Shareholder Relations. You may also obtain a copy of our SAI by calling 1-800-543-1976. You will not be charged by us for this document. The SAI is incorporated by reference in its entirety in this prospectus supplement and the accompanying prospectus and its table of contents appears on page 67 of the accompanying prospectus.

        We also file reports, proxy statements and other information with the SEC. Such reports, proxy statements and other information, as well as the registration statement and the exhibits and schedules thereto, can be inspected at the public reference facilities maintained by the SEC at Room 1024, 450 Fifth Street, N.W., Washington, D.C. 20549. Copies of such materials may be obtained at prescribed rates. The SEC also maintains a Web site that contains reports, proxy statements and other information regarding registrants, including us, that file such information electronically with the SEC. The address of the SEC's Web site is (http://www.sec.gov). Our common stock is listed on the Nasdaq National Market, and such reports, proxy statements and other information can also be inspected at the offices of the Nasdaq Stock Market, 1735 K Street, N.W., Washington, D.C. 20006.

        We also furnish to our stockholders annual and quarterly reports, which will include annual financial information that has been examined and reported on, with an opinion expressed, by independent public accountants, and quarterly unaudited financial information.

INTERIM FINANCIAL STATEMENTS

AMERICAN CAPITAL STRATEGIES, LTD.
CONSOLIDATED BALANCE SHEETS
(In thousands)

	September 30, 2002	December 31, 2001
	(Unaudited)
Assets
Cash and cash equivalents	$30,940	$18,890
Investments at fair value (cost of $1,212,790 and $882,796, respectively)
Non-Control/Non-Affiliate investments	524,672	486,639
Control investments	602,608	361,055
Affiliate investments	13,372	10,572

Total investments at fair value	1,140,652	858,266
Interest receivable	12,851	12,957
Other	29,947	14,071

Total assets	$1,214,390	$904,184

Liabilities and Shareholders' Equity
Revolving credit facility	$146,404	$147,646
Notes payable	378,402	103,495
Accrued dividends payable	26,898	3,420
Other	12,062	9,358

Total liabilities	563,766	263,919

Commitments and Contingencies
Shareholders' equity:
Undesignated preferred stock, $0.01 par value, 5,000 shares authorized, 0 issued and outstanding	—	—
Common stock, $.01 par value, 70,000 shares authorized, and 40,457 and 38,017 issued and outstanding, respectively	405	380
Capital in excess of par value	761,357	699,291
Notes receivable from sale of common stock	(9,063)	(27,143)
Distributions in excess of net realized earnings	(27,003)	(3,823)
Net unrealized depreciation of investments	(75,072)	(28,440)

Total shareholders' equity	650,624	640,265

Total liabilities and shareholders' equity	$1,214,390	$904,184

See accompanying notes.

AMERICAN CAPITAL STRATEGIES, LTD.
CONSOLIDATED SCHEDULE OF INVESTMENTS
September 30, 2002
(Unaudited)
(In thousands)

Company	Industry	Investment	Cost	Fair Value
3SI Security Systems, Inc.(2)	Consumer Products — Banking Security Systems	Subordinated Debt	$12,448	$12,448
		Common Stock Warrants, 6.0% of Co.(1)	565	565

			13,013	13,013

A&M Cleaning Products, Inc.(2)	Consumer Products — Household Cleaning Products	Subordinated Debt	5,209	5,276
		Common Stock Warrants, 18.4% of Co.(1)	1,643	2,237
		Redeemable Preferred Stock	610	1,221

			7,462	8,734

A.H. Harris & Sons, Inc.(2)	Wholesale — Construction Material	Subordinated Debt	9,535	9,606
		Common Stock Warrants, 10.0% of Co.(1)	534	394

			10,069	10,000

Academy Events Services LLC(2)	Consumer Products — Tent and Canvas	Senior Debt	15,920	15,920
		Subordinated Debt	6,827	6,827
		Common Stock Warrants, 5.0% of Co.(1)	636	636
		Preferred Stock, Convertible into 3.0% of Co.	500	500

			23,883	23,883

Aeriform Corporation(3)	Chemical Products — Packaged Industrial Gas Distributor	Senior Debt	4,960	4,960
		Subordinated Debt	23,607	23,663
		Common Stock Warrants, 50.1% of Co.(1)	4,360	5,345
		Redeemable Preferred Stock	113	113

			33,040	34,081

Aerus, LLC(2)	Consumer Products — Vacuum Cleaners	Membership Interest, 2.5% of Co.(1)	246	691

Alemite Holdings, LLC(2)	Industrial Products — Lubricating Equipment	Subordinated Debt	10,144	10,144
		Common Stock Warrants, 10.1% of Co.(1)	124	124

			10,268	10,268

American Decorative Surfaces International, Inc.(3)	Consumer Products — Decorative Paper & Vinyl Products	Subordinated Debt	24,502	24,502
		Preferred Stock, Convertible into 100% of Co.(1)	13,796	8,443

			38,298	32,945

AMERICAN CAPITAL STRATEGIES, LTD.
CONSOLIDATED SCHEDULE OF INVESTMENTS
September 30, 2002
(Unaudited)
(In thousands)

Company	Industry	Investment	Cost	Fair Value
Atlantech International(2)	Industrial Products — Polymer-based Products	Subordinated Debt with Non-Detachable Warrants, 5.1% of Co.	$19,500	$19,238
		Redeemable Preferred stock with Non-Detachable Common Stock, 0.8% of Co.	1,247	921

			20,747	20,159

Automatic Bar Controls, Inc.(3)	Consumer Products — Beverage Dispensers	Senior Debt	14,430	14,430
		Subordinated Debt	13,810	13,810
		Common Stock, 66.2% of Co.(1)	7,000	7,000
		Common Stock Warrants, 1.7% of Co.(1)	182	182

			35,422	35,422

Auxi Health, Inc.(3)	Healthcare — Home Healthcare	Subordinated Debt	15,097	9,649
		Common Stock Warrants, 17.9% of Co.(1)	2,733	—
		Preferred Stock, 55.8% of Co.(1)	2,599	—

			20,429	9,649

Biddeford Real Estate Holdings(3)	Consumer Products — Electronic Blankets	Senior Debt	2,954	2,954
		Common Stock, 100.0% of Co.(1)	605	605

			3,559	3,559

BLI Holdings Corp.(2)	Consumer Products — Personal Care Items	Subordinated Debt	12,627	12,627

BPT Holdings, Inc.(3)	Industrial Products — Machine Tools, Metal Cutting Types	Senior Debt	11,000	11,000
		Subordinated Debt	4,543	4,605
		Common Stock, 15.2% of Co.(1)	2,000	2,000
		Preferred Stock, Convertible into 74.8% of Co.	5,000	5,000

			22,543	22,605

Capital.com, Inc.(3)	Financial Services — Financial Portal	Preferred Stock, 85.0% of Co.(1)	1,492	500

Case Logic(2)	Consumer Products — Storage Products Designer & Marketer	Subordinated Debt with Non-Detachable Warrants, 8.9% of Co.(1)	21,577	21,376
		Redeemable Preferred Stock	431	431

			22,008	21,807

Caswell-Massey Holdings Corp.(2)	Retail — Toiletries	Senior Debt	621	621
		Subordinated Debt	1,899	1,917
		Common Stock Warrants, 24.0% of Co.(1)	552	—

			3,072	2,538

AMERICAN CAPITAL STRATEGIES, LTD.
CONSOLIDATED SCHEDULE OF INVESTMENTS
September 30, 2002
(Unaudited)
(In thousands)

Company	Industry	Investment	Cost	Fair Value
Chance Coach, Inc.(3)	Industrial Products — Buses	Senior Debt	$2,081	$2,081
		Subordinated Debt	9,578	9,914
		Common Stock Warrants, 2.6% of Co.(1)	4,041	2,125
		Preferred Stock, Convertible into 91.2% of Co.(1)	18,512	12,040
		Common Stock, 1.2% of Co.(1)	1,895	—

			36,107	26,160

Chromas Technologies Corp.(3)	Industrial Products — Printing Presses	Senior Debt	12,670	12,670
		Subordinated Debt	9,736	5,126
		Common Stock, 35.0% of Co.(1)	1,500	—
		Common Stock Warrants, 25.0% of Co.(1)	1,071	—
		Preferred Stock, Convertible into 40.0% of Co.(1)	6,680	—

			31,657	17,796

CST Industries, Inc.(2)	Industrial Products — Bolted Steel Tanks	Subordinated Debt	8,067	8,067
		Common Stock Warrants, 13.0% of Co.(1)	1,090	4,768

			9,157	12,835

Confluence Holdings Corp.(3)	Consumer Products — Canoes & Kayaks	Subordinated Debt	6,879	6,919
		Redeemable Preferred Stock	7,496	2,617
		Preferred Stock, Convertible into 75.0% of Co.(1)	3,527	—
		Common Stock, less than 0.1% of Co.(1)	537	—
		Common Stock Warrants, 0.2% of Co.(1)	2,163	1,417

			20,602	10,953

Crosman Corporation(2)	Consumer Products — Small Arms	Subordinated Debt	4,135	4,162
		Common Stock Warrants, 3.3% of Co.(1)	330	562

			4,465	4,724

Cycle Gear, Inc.(2)	Retail — Motor Cycle Accessories	Senior Debt	563	563
		Subordinated Debt	6,755	6,837
		Common Stock Warrants, 43.4% of Co.(1)	535	3,020
		Redeemable Preferred Stock	1,633	1,633

			9,486	12,053

Dixie Trucking Company, Inc.(3)	Transportation — Overnight Shorthaul Delivery	Subordinated Debt	6,241	4,091
		Common Stock Warrants, 49.0% of Co.(1)	141	—

			6,382	4,091

AMERICAN CAPITAL STRATEGIES, LTD.
CONSOLIDATED SCHEDULE OF INVESTMENTS
September 30, 2002
(Unaudited)
(In thousands)

Company	Industry	Investment	Cost	Fair Value
Erie County Plastics Corporation(2)	Consumer Products — Molded Plastics	Subordinated Debt	$9,370	$9,414
		Common Stock Warrants, 14.8% of Co.(1)	1,170	1,027

			10,540	10,441

EuroCaribe Packing Company, Inc.(3)	Food Products — Meat Processing	Senior Debt	9,059	9,119
		Subordinated Debt	5,465	3,689
		Common Stock Warrants, 37.1% of Co.(1)	1,110	—
		Redeemable Preferred Stock(1)	4,302	—

			19,936	12,808

European Touch LTD. II(3)	Industrial Products — Salon Appliances	Senior Debt	7,290	7,290
		Subordinated Debt	11,525	11,525
		Common Stock Warrants, 71.0% of Co.(1)	3,683	5,821
		Common Stock, 29.0% of Co.(1)	1,500	2,371

			23,998	27,007

Fulton Bellows & Components, Inc.(3)	Industrial Products — Bellows	Senior Debt	12,627	12,627
		Subordinated Debt	6,758	2,729
		Common Stock Warrants, 7.7% of Co.(1)	1,305	—
		Preferred Stock, Convertible into 69.2% of Co.(1)	10,725	—

			31,415	15,356

Gladstone Capital Corporation(2)(5)	Financial Services	Common Stock, 2.3% of Co.	3,575	4,025

Halex Corporation(3)	Industrial Products — Flooring Materials	Subordinated Debt	19,736	19,736
		Preferred Stock, Convertible into 70.4% of Co.	1,420	1,420
		Redeemable Preferred Stock	11,813	11,813

			32,969	32,969

Hickson DanChem, Inc.(3)	Chemical Products — Specialty Contract Chemical Manufacturing	Senior Debt	12,998	12,998
		Subordinated Debt	8,256	8,256
		Common Stock, 42.8% of Co.(1)	2,500	2,500
		Common Stock Warrants, 38.0% of Co.(1)	2,221	2,221

			25,975	25,975

Hartstrings, Inc.(2)	Retail — Children's Apparel	Senior Debt	10,238	10,238
		Subordinated Debt	11,873	11,873
		Common Stock Warrants, 37.5% of Co.(1)	3,572	3,572

			25,683	25,683

AMERICAN CAPITAL STRATEGIES, LTD.
CONSOLIDATED SCHEDULE OF INVESTMENTS
September 30, 2002
(Unaudited)
(In thousands)

Company	Industry	Investment	Cost	Fair Value
Iowa Mold Tooling, Inc.(3)	Industrial Products — Specialty Equipment	Subordinated Debt	$28,712	$28,996
		Common Stock, 25.0% of Co.(1)	3,714	425
		Common Stock Warrants, 46.3% of Co.(1)	5,918	5,080

			38,344	34,501

JAAGIR, LLC(2)	Service — IT Staffing & Consulting	Subordinated Debt	3,019	3,041
		Common Stock Warrants, 4.1% of Co.(1)	271	271

			3,290	3,312

JAG Industries, Inc.(3)	Industrial Products — Metal Fabrication & Tablet Manufacturing	Senior Debt	978	978
		Subordinated Debt	2,481	758
		Common Stock Warrants, 75.0% of Co.(1)	505	—

			3,964	1,736

Kelly Aerospace, Inc.(2)	Aerospace — General Aviation & Performance Automotive	Senior Debt	6,640	6,640
		Subordinated Debt	8,922	8,922
		Common Stock Warrants, 17.5% of Co.(1)	1,588	1,588

			17,150	17,150

Lion Brewery, Inc.(2)	Consumer Products — Malt Beverages	Subordinated Debt	6,005	6,074
		Common Stock Warrants, 54.0% of Co.(1)	675	7,146

			6,680	13,220

Logex Corporation(3)	Transportation — Industrial Gases	Subordinated Debt	16,695	16,695
		Common Stock Warrants, 85.4% of Co.(1)	7,454	7,054
		Redeemable Preferred Stock	3,780	2,840

			27,929	26,589

Lubricating Specialties Co.(2)	Chemical Products — Lubricant & Grease	Subordinated Debt	14,891	14,983
		Common Stock Warrants, 21.0% of Co.(1)	791	791

			15,682	15,774

MBT International, Inc.(3)	Wholesale — Musical Instrument Distributor	Senior Debt	3,300	3,300
		Subordinated Debt	7,409	7,501
		Common Stock Warrants, 30.6% of Co.(1)	1,215	991
		Preferred Stock, Convertible into 53.1% of Co.(1)	2,250	1,722

			14,174	13,514

AMERICAN CAPITAL STRATEGIES, LTD.
CONSOLIDATED SCHEDULE OF INVESTMENTS
September 30, 2002
(Unaudited)
(In thousands)

Company	Industry	Investment	Cost	Fair Value
Marcal Paper Mills, Inc.(2)	Consumer Products — Towel, Tissue & Napkin Products	Senior Debt	$16,524	$16,525
		Subordinated Debt	18,229	18,229
		Common Stock Warrants, 20.0% of Co.(1)	5,001	8,759

			39,754	43,513

Middleby Corporation(2)(5)	Consumer Products — Foodservice Equipment	Subordinated Debt	23,022	23,022
		Common Stock Warrants, 5.7% of Co.(1)	2,536	3,344

			25,558	26,366

Mobile Tool International, Inc.(2)	Industrial Products — Aerial Lift Equipment	Subordinated Debt	2,698	—

Network for Medical Communication & Research, LLC(3)	Service — Provider of Specialized Medical Educational Programs	Subordinated Debt	16,465	16,465
		Common Stock Warrants, 50.1% of Co.(1)	2,038	21,285

			18,503	37,750

New Piper Aircraft, Inc.(2)	Aerospace — Aircraft Manufacturing	Subordinated Debt	18,556	18,617
		Common Stock Warrants, 8.5% of Co.(1)	2,231	3,796

			20,787	22,413

Numatics, Inc.(2)	Industrial Products — Pneumatic Valves	Senior Debt	29,451	29,451

o2wireless Solutions, Inc.(4)(5)	Telecommunications — Wireless Communications Network Services	Common Stock, 7.8% of Co.(1)	2,373	146

PaR Systems, Inc.(3)	Industrial Products — Robotic Systems	Subordinated Debt	19,060	19,060
		Common Stock, 25.8% of Co.(1)	2,500	3,015
		Common Stock Warrants, 42.5% of Co.(1)	4,116	4,964

			25,676	27,039

Parts Plus Group(2)	Service — Auto Parts Distributor	Subordinated Debt	4,532	396
		Common Stock Warrants, 5.0% of Co.(1)	333	—
		Preferred Stock, Convertible into 1.5% of Co.(1)	556	—

			5,421	396

AMERICAN CAPITAL STRATEGIES, LTD.
CONSOLIDATED SCHEDULE OF INVESTMENTS
September 30, 2002
(Unaudited)
(In thousands)

Company	Industry	Investment	Cost	Fair Value
Patriot Medical Technologies, Inc.(2)	Service — Repair Services	Senior Debt	$1,914	$1,914
		Subordinated Debt	2,814	2,866
		Common Stock Warrants, 7.8% of Co.(1)	612	573
		Preferred Stock, Convertible into 3.8% of Co.	1,269	1,269

			6,609	6,622

Petaluma Poultry Processors, Inc.(2)	Food Products — Integrated Producer & Distributor of Organic & Natural Poultry	Subordinated Debt	7,490	7,490
		Common Stock Warrants, 12.9% of Co.(1)	1,065	1,065

			8,555	8,555

Plastech Engineered Products, Inc.(2)	Consumer Products — Automotive Component Systems	Subordinated Debt	27,959	27,959
		Common Stock Warrants, 2.1% of Co.(1)	2,577	5,414

			30,536	33,373

Precitech, Inc.(3)	Construction — Ultra Precision Machining Systems	Senior Debt	9,138	9,138
		Subordinated Debt	5,109	5,109
		Redeemable Preferred Stock	1,678	1,678
		Common Stock, 43.3% of Co.	2,204	2,204
		Common Stock Warrants, 44.7% of Co.(1)	2,278	2,278

			20,407	20,407

Starcom Holdings, Inc.(3)	Construction — Electrical Contractor	Subordinated Debt	24,969	25,164
		Common Stock, 2.6% of Co.(1)	616	356
		Common Stock Warrants, 16.2% of Co.(1)	3,914	2,712

			29,499	28,232

Stravina Operating Company, LLC(2)	Wholesale — Personalized Novelty and Souvenir Items	Subordinated Debt	18,638	18,638
		Common Stock, 4.8% of Co.(1)	1,000	1,000

			19,638	19,638

Sunvest Industries, LLC(3)	Consumer Products — Contract Manufacturing	Senior Debt	4,286	4,286
		Subordinated Debt	5,633	1,563
		Common Stock Warrants, 73.0% of Co.(1)	1,358	—
		Redeemable Preferred Stock(1)	1,188	—

			12,465	5,849

AMERICAN CAPITAL STRATEGIES, LTD.
CONSOLIDATED SCHEDULE OF INVESTMENTS
September 30, 2002
(Unaudited)
(In thousands)

Company	Industry	Investment	Cost	Fair Value
The Inca Group (3)	Industrial Products — Steel Products	Senior Debt	$179	$179
		Subordinated Debt	18,919	19,038
		Redeemable Preferred Stock	15,357	12,544
		Common Stock, 2.3% of Co.(1)	5,100	—
		Common Stock Warrants, 95.7% of Co.(1)	3,060	1,766

			42,615	33,527

The L.A. Studios, Inc.(2)	Media — Audio Production	Subordinated Debt	2,224	2,235

Texstars, Inc.(3)	Aerospace — Aviation and Transportation Accessories	Senior Debt	14,597	14,597
		Subordinated Debt	7,097	7,097
		Common Stock, 39.4% of Co.(1)	1,500	1,500
		Common Stock Warrants, 40.5% of Co.(1)	1,542	1,542

			24,736	24,736

ThreeSixty Sourcing, Ltd.(2)	Service — Provider of Outsourced Management Services	Senior Debt	15,000	15,000
		Subordinated Debt	18,969	18,969
		Common Stock Warrants, 5.0% of Co.(1)	1,387	1,387

			35,356	35,356

TransCore Holdings, Inc.(2)	Information Technology — Transportation Information Management Services	Subordinated Debt	24,322	24,522
		Common Stock Warrants, 8.7% of Co.(1)	4,368	13,260
		Preferred Stock, Convertible into 1.4% of Co.	3,161	3,161

			31,851	40,943

Trinity Hospice, LLC(4)	Healthcare — Hospice Care	Senior Debt	11,692	11,692
		Common Stock, 7.4% of Co.(1)	7	7
		Redeemable Preferred Stock	1,527	1,527

			13,226	13,226

Tube City, Inc.(2)	Industrial Products — Mill Services	Subordinated Debt	12,393	12,535
		Common Stock Warrants, 23.5% of Co.(1)	3,498	8,423

			15,891	20,958

UAV Corporation(2)	Consumer Products — Pre-recorded Video and Audio Tapes and Software	Subordinated Debt	13,191	13,191

AMERICAN CAPITAL STRATEGIES, LTD.
CONSOLIDATED SCHEDULE OF INVESTMENTS
September 30, 2002
(Unaudited)
(In thousands)

Company	Industry	Investment	Cost	Fair Value
Warner Power, LLC(2)	Industrial Products — Power Systems & Electrical Ballasts	Senior Debt	$1,410	$1,410
		Subordinated Debt	8,019	8,066
		Common Stock Warrants, 62.5% of Co.(1)	2,246	2,528

			11,675	12,004

Weston ACAS Holdings, Inc.(3)	Service — Environmental Consulting Services	Subordinated Debt	14,584	14,584
		Common Stock, 8.3% of Co.(1)	1,932	5,604
		Common Stock Warrants, 22.6% of Co.(1)	5,246	15,267
		Redeemable Preferred Stock	1,397	1,397

			23,159	36,852

Westwind Group Holdings, Inc.(4)	Service — Restaurants	Redeemable Preferred Stock(1)	3,598	—
		Common Stock, 10.0% of Co.(1)	—	—

			3,598	—

Interest Rate Swap Agreements	Pay Fixed / Receive Floating	19 Contracts / Notional Amounts Totaling $442,928	—	(32,814)
	Pay Floating / Receive Floating	11 Contracts / Notional Amounts Totaling $215,940	—	(465)

			—	(33,279)

Totals			$1,212,790	$1,140,652

(1)
Non-income producing investment

(2)
Non-control/non-affiliate investment

(3)
Control investment

(4)
Affiliate investment

(5)
Publicly-traded company

See accompanying notes.

AMERICAN CAPITAL STRATEGIES, LTD.
CONSOLIDATED SCHEDULE OF INVESTMENTS
December 31, 2001
(In thousands)

Company	Industry	Investment	Cost	Fair Value
A&M Cleaning Products, Inc.(2)	Consumer Products — Household Cleaning Products	Subordinated Debt	$5,070	$5,167
		Common Stock Warrants, 18.4% of Co.(1)	1,643	2,237
		Redeemable Preferred Stock	532	532

			7,245	7,936

A.H. Harris & Sons, Inc.(2)	Wholesale — Construction Material	Subordinated Debt	9,434	9,525
		Common Stock Warrants, 10.0% of Co.(1)	534	1,050

			9,968	10,575

Aeriform Corporation(2)	Chemical Products — Packaged Industrial Gas Distributor	Senior Debt	5,160	5,160
		Subordinated Debt	22,021	22,097
		Common Stock Warrants, 50.1% of Co.(1)	4,360	4,360
		Redeemable Preferred Stock	101	101

			31,642	31,718

Atlantech International(2)	Industrial Products — Polymer-based Products	Subordinated Debt with Non-Detachable Warrants	19,101	18,863
		Redeemable Preferred stock with Non-Detachable Common Stock, 1.0% of Co.	1,027	701

			20,128	19,564

Auxi Health, Inc.(3)	Healthcare — Home Healthcare	Subordinated Debt	14,386	14,573
		Common Stock Warrants, 17.9% of Co.(1)	2,784	—
		Preferred Stock, 55.8% of Co.(1)	2,599	1,856

			19,769	16,429

Biddeford Textile Corp.(4)	Consumer Products — Electronic Blankets	Senior Debt	2,746	2,772
		Common Stock Warrants, 10.0% of Co.(1)	1,100	—

			3,846	2,772

BLI Holdings Corp.(2)	Consumer Products — Personal Care Items	Subordinated Debt	12,153	12,153

Capital.com, Inc.(3)	Financial Services — Financial Portal	Preferred Stock, 85.0% of Co.(1)	1,492	700

Case Logic(2)	Consumer Products — Storage Products Designer & Marketer	Subordinated Debt with Non-Detachable Warrants, 8.9% of Co.(1)	20,630	20,826
		Preferred Stock, less than 0.1% of Co.	134	134

			20,764	20,960

AMERICAN CAPITAL STRATEGIES, LTD.
CONSOLIDATED SCHEDULE OF INVESTMENTS
December 31, 2001
(In thousands)

Company	Industry	Investment	Cost	Fair Value
Caswell-Massey Holdings Corp.(2)	Retail — Toiletries	Senior Debt	$1,065	$1,065
		Subordinated Debt	1,803	1,836
		Common Stock Warrants, 24.0% of Co.(1)	552	581

			3,420	3,482

Chance Coach, Inc.(3)	Industrial Products — Buses	Senior Debt	9,615	9,655
		Subordinated Debt	8,583	9,174
		Common Stock Warrants, 43.0% of Co.(1)	4,041	3,469
		Redeemable Preferred Stock(1)	4,616	4,616
		Preferred Stock, Convertible into 20.0% of Co.(1)	2,080	2,080
		Common Stock, 20.4% of Co.(1)	1,896	1,645

			30,831	30,639

Chromas Technologies Corp.(3)	Industrial Products — Printing Presses	Senior Debt	11,703	11,703
		Subordinated Debt	9,789	9,990
		Common Stock, 35.0% of Co.(1)	1,500	—
		Common Stock Warrants, 25.0% of Co.(1)	1,071	987
		Redeemable Preferred Stock, 40.0% of Co.(1)	6,258	1,930

			30,321	24,610

CST Industries, Inc.(2)	Industrial Products — Bolted Steel Tanks	Subordinated Debt	7,969	7,969
		Common Stock Warrants, 13.0% of Co.(1)	1,090	1,737

			9,059	9,706

Confluence Holdings Corp.(3)	Consumer Products — Canoes & Kayaks	Subordinated Debt	12,596	12,823
		Common Stock, less than 0.1% of Co.(1)	537	—
		Common Stock Warrants, 0.4% of Co.(1)	2,163	1,564

			15,296	14,387

Crosman Corporation(2)	Consumer Products — Small Arms	Subordinated Debt	3,998	4,033
		Common Stock Warrants, 3.5% of Co.(1)	330	330

			4,328	4,363

AMERICAN CAPITAL STRATEGIES, LTD.
CONSOLIDATED SCHEDULE OF INVESTMENTS
December 31, 2001
(In thousands)

Company	Industry	Investment	Cost	Fair Value
Cycle Gear, Inc.(2)	Retail — Motor Cycle Accessories	Senior Debt	$750	$750
		Subordinated Debt	5,557	5,675
		Common Stock Warrants, 41.6% of Co.(1)	434	1,664
		Redeemable Preferred Stock	1,549	1,549

			8,290	9,638

Decorative Surfaces International, Inc.(3)	Consumer Products — Decorative Paper & Vinyl Products	Subordinated Debt	17,577	17,936
		Common Stock Warrants, 48.3% of Co.(1)	4,571	—
		Preferred Stock, Convertible into less than 0.1% of Co.(1)	803	—

			22,951	17,936

Dixie Trucking Company, Inc.(2)	Transportation — Overnight Shorthaul Delivery	Subordinated Debt	5,134	5,168
		Common Stock Warrants, 49.0% of Co.(1)	141	—

			5,275	5,168

Electrolux, LLC(2)	Consumer Products — Vacuum Cleaners	Membership Interest, 2.5% of Co.(1)	246	1,219

Erie County Plastics Corporation(2)	Consumer Products — Molded Plastics	Subordinated Debt	9,122	9,197
		Common Stock Warrants, 8.7% of Co.(1)	1,170	1,027

			10,292	10,224

EuroCaribe Packing Company, Inc.(3)	Food Products — Meat Processing	Senior Debt	8,674	8,749
		Subordinated Debt	5,379	3,672
		Common Stock Warrants, 37.1% of Co.(1)	1,110	—
		Redeemable Preferred Stock(1)	4,302	—

			19,465	12,421

European Touch LTD. II(3)	Industrial Products — Salon Appliances	Senior Debt	9,452	9,452
		Subordinated Debt	11,282	11,282
		Common Stock Warrants, 71.0% of Co.(1)	3,856	3,856
		Common Stock, 29.0% of Co.(1)	1,500	1,500

			26,090	26,090

AMERICAN CAPITAL STRATEGIES, LTD.
CONSOLIDATED SCHEDULE OF INVESTMENTS
December 31, 2001
(In thousands)

Company	Industry	Investment	Cost	Fair Value
Fulton Bellows & Components, Inc.(3)	Industrial Products — Bellows	Senior Debt	$15,321	$15,324
		Subordinated Debt	6,602	6,893
		Common Stock Warrants, 26.4% of Co.(1)	1,305	1,197
		Preferred Stock, Convertible into 48.6% of Co.(1)	5,734	2,617

			28,962	26,031

Gladstone Capital Corporation(2)(5)	Financial Services	Common Stock, 3.0% of Co.	3,600	4,440

Goldman Industrial Group(2)	Industrial Products — Machine Tools, Metal Cutting Types	Subordinated Debt	27,066	26,109
		Common Stock Warrants, 15.0% of Co.(1)	2,822	—

			29,888	26,109

IGI, Inc.(4)	Healthcare — Veterinary Vaccines	Subordinated Debt	5,564	5,627
		Common Stock Warrants, 17.0% of Co.(1)	2,003	1,725

			7,567	7,352

Iowa Mold Tooling, Inc.(3)	Industrial Products — Specialty Equipment	Subordinated Debt	26,364	26,685
		Common Stock, 25.0% of Co.(1)	3,200	3,200
		Common Stock Warrants, 46.2% of Co.(1)	5,919	5,919

			35,483	35,804

JAAGIR, LLC(2)	Service — IT Staffing & Consulting	Subordinated Debt	2,890	2,930
		Common Stock Warrants, 4.1% of Co.(1)	271	271

			3,161	3,201

JAG Industries, Inc.(3)	Industrial Products — Metal Fabrication & Tablet Manufacturing	Senior Debt	1,002	1,002
		Subordinated Debt	2,448	2,520
		Common Stock Warrants, 75.0% of Co.(1)	505	—

			3,955	3,522

Kelly Aerospace, Inc.(2)	Aerospace — General Aviation & Performance Automotive	Senior Debt	7,877	7,877
		Subordinated Debt	8,779	8,779
		Common Stock Warrants, 15.0% of Co.(1)	1,589	1,589

			18,245	18,245

AMERICAN CAPITAL STRATEGIES, LTD.
CONSOLIDATED SCHEDULE OF INVESTMENTS
December 31, 2001
(In thousands)

Company	Industry	Investment	Cost	Fair Value
Lion Brewery, Inc.(2)	Consumer Products — Malt Beverages	Subordinated Debt	$5,955	$6,039
		Common Stock Warrants, 54.0% of Co.(1)	675	7,145

			6,630	13,184

Logex Corporation(3)	Transportation — Industrial Gases	Subordinated Debt	15,947	15,947
		Common Stock Warrants, 85.2% of Co.(1)	5,825	5,825
		Redeemable Preferred Stock	2,984	2,984

			24,756	24,756

Lubricating Specialties Co.(2)	Chemical Products — Lubricant & Grease	Subordinated Debt	14,750	14,864
		Common Stock Warrants, 21.0% of Co.(1)	791	791

			15,541	15,655

MBT International, Inc.(3)	Wholesale — Musical Instrument Distributor	Senior Debt	3,300	3,300
		Subordinated Debt	7,000	7,134
		Common Stock Warrants, 30.6% of Co.(1)	1,214	991
		Preferred Stock, Convertible into 53.1% of Co.(1)	2,250	1,722

			13,764	13,147

Marcal Paper Mills, Inc.(2)	Consumer Products — Towel, Tissue & Napkin Products	Senior Debt	16,417	16,417
		Subordinated Debt	16,922	16,922
		Common Stock Warrants, 20.0% of Co.(1)	5,001	5,001

			38,340	38,340

Middleby Corporation(2)(5)	Consumer Products — Foodservice Equipment	Subordinated Debt	22,354	22,354
		Common Stock Warrants, 5.5% of Co.(1)	2,536	2,536

			24,890	24,890

Mobile Tool International, Inc.(2)	Industrial Products — Aerial Lift Equipment	Subordinated Debt	2,699	2,699

New Piper Aircraft, Inc.(2)	Aerospace — Aircraft Manufacturing	Subordinated Debt	18,356	18,436
		Common Stock Warrants, 6.5% of Co.(1)	2,231	4,832

			20,587	23,268

Numatics, Inc.(2)	Industrial Products — Pneumatic Valves	Senior Debt	31,197	31,197

AMERICAN CAPITAL STRATEGIES, LTD.
CONSOLIDATED SCHEDULE OF INVESTMENTS
December 31, 2001
(In thousands)

Company	Industry	Investment	Cost	Fair Value
o2wireless Solutions, Inc.(2)(5)	Telecommunications — Wireless Communications Network Services	Common Stock Warrants, 8.0% of Co.(1)	$2,407	$4,005

Omnova Solutions, Inc.(2)(5)	Chemical Products — Performance Chemicals and Decorative & Building Products	Subordinated Debt	5,663	5,663

Parts Plus Group(2)	Service — Auto Parts Distributor	Subordinated Debt	4,681	2,706
		Common Stock Warrants, 5.0% of Co.(1)	333	—
		Preferred Stock, Convertible into 1.5% of Co.(1)	556	—

			5,570	2,706

Patriot Medical Technologies, Inc.(2)	Service — Repair Services	Senior Debt	2,315	2,315
		Subordinated Debt	2,758	2,825
		Common Stock Warrants, 15.1% of Co.(1)	612	510
		Preferred Stock, Convertible into 16.1% of Co.	1,195	283

			6,880	5,933

Plastech Engineered Products, Inc.(2)	Consumer Products — Automotive Component Systems	Subordinated Debt	27,290	27,290
		Common Stock Warrants, 2.1% of Co.(1)	2,577	2,577

			29,867	29,867

Starcom Holdings, Inc.(3)	Construction — Electrical Contractor	Subordinated Debt	21,267	21,516
		Common Stock, 2.6% of Co.(1)	616	116
		Common Stock Warrants, 16.2% of Co.(1)	3,914	3,068

			25,797	24,700

Sunvest Industries, LLC(3)	Consumer Products — Contract Manufacturing	Senior Debt	4,287	4,287
		Subordinated Debt	5,263	5,323
		Common Stock Warrants, 73.0% of Co.(1)	1,518	1,518
		Redeemable Preferred Stock(1)	347	347

			11,415	11,475

The Inca Group(3)	Industrial Products — Steel Products	Subordinated Debt	16,754	16,960
		Common Stock, 60.1% of Co.(1)	5,100	3,967
		Common Stock Warrants, 24.9% of Co.(1)	3,060	2,065

			24,914	22,992

AMERICAN CAPITAL STRATEGIES, LTD.
CONSOLIDATED SCHEDULE OF INVESTMENTS
December 31, 2001
(In thousands)

Company	Industry	Investment	Cost	Fair Value
The L.A. Studios, Inc.(2)	Media — Audio Production	Subordinated Debt	$2,118	$2,138

Texstars, Inc.(3)	Aerospace — Aviation and Transportation Accessories	Senior Debt	15,064	15,064
		Subordinated Debt	6,990	6,990
		Common Stock, 39.4% of Co.(1)	1,500	1,500
		Common Stock Warrants, 40.5% of Co.(1)	1,542	1,542

			25,096	25,096

ThreeSixty Sourcing, Ltd.(2)	Service — Provider of Outsourced Management Services	Senior Debt	14,926	14,926
		Subordinated Debt	18,608	18,608
		Common Stock Warrants, 5.0% of Co.(1)	1,386	1,386

			34,920	34,920

TransCore Holdings, Inc.(2)	Information Technology — Transportation Information Management Services	Subordinated Debt	23,636	23,977
		Common Stock Warrants, 8.7% of Co.(1)	4,368	7,783
		Convertible Preferred Stock, 1.4% of Co.	2,900	2,900

			30,904	34,660

Tube City, Inc.(2)	Industrial Products — Mill Services	Subordinated Debt	11,687	11,933
		Common Stock Warrants, 23.5% of Co.(1)	3,498	5,767

			15,185	17,700

Warner Power, LLC(2)	Industrial Products — Power Systems & Electrical Ballasts	Senior Debt	572	583
		Subordinated Debt	4,007	4,070
		Common Stock Warrants, 53.1% of Co.(1)	1,629	1,458

			6,208	6,111

Weston ACAS Holdings, Inc.(3)	Service — Environmental Consulting Services	Subordinated Debt	21,850	21,850
		Common Stock, 10.0% of Co.(1)	1,932	1,932
		Common Stock Warrants, 27.6% of Co.(1)	5,246	5,246
		Redeemable Preferred Stock	1,158	1,158

			30,186	30,186

Westwind Group Holdings, Inc.(4)	Service — Restaurants	Common Stock, 10.0% of Co. (1)	—	—
		Preferred Stock, Convertible into less than 0.1% of Co.	3,530	1,117

			3,530	1,117

AMERICAN CAPITAL STRATEGIES, LTD.
CONSOLIDATED SCHEDULE OF INVESTMENTS
December 31, 2001
(In thousands)

Company	Industry	Investment	Cost	Fair Value
Interest Rate Basis Swap Agreements	Pay Fixed / Receive Floating	9 Contracts / Notional Amounts Totaling $102,919	$—	$(5,218)
	Pay Floating / Receive Floating	8 Contracts / Notional Amounts Totaling $161,246	—	(315)

				(5,533)

Totals			$882,796	$858,266

(1)
Non-income producing investment
(2)
Non-control/non-affiliate investment
(3)
Control investment
(4)
Affiliate investment
(5)
Publicly-traded company

See accompanying notes.

AMERICAN CAPITAL STRATEGIES LTD.
CONSOLIDATED STATEMENTS OF OPERATIONS
(Unaudited)
(In thousands, except per share data)

	Three Months Ended September 30, 2002		Three Months Ended September 30, 2001		Nine Months Ended September 30, 2002	Nine Months Ended September 30, 2001
Operating income:
Interest and dividend income
Non-Control/Non-Affiliate investments		$13,015		$10,745	$45,191	$32,637
Control investments		17,986		11,749	43,321	30,178
Affiliate investments		421		355	903	1,336

Total interest and dividend income		31,422		22,849	89,415	64,151

Fees
Non-Control/Non-Affiliate investments		1,093		933	4,208	2,929
Control investments		6,528		1,658	12,016	6,857
Affiliate investments		233		—	456	71

Total fee income		7,854		2,591	16,680	9,857

Total operating income		39,276		25,440	106,095	74,008

Operating expenses:
Interest		3,793		2,045	9,179	8,504
Salaries and benefits		5,678		2,440	14,193	10,035
General and administrative		3,107		1,842	8,126	5,272

Total operating expenses		12,578		6,327	31,498	23,811

Net operating income		26,698		19,113	74,597	50,197
Net realized (loss) gain on investments
Non-Control/Non-Affiliate investments		(25,436)		287	(24,902)	311
Control investments		2,425		—	1,128	—
Affiliate investments		(451)		—	154	—

Total net realized (loss) gain on investments		(23,462)		287	(23,620)	311

Net unrealized (depreciation) appreciation of investments
Non-Control/Non-Affiliate investments		2,882		(6,425)	(19,340)	(23,909)
Control investments		(16,723)		(12,608)	(26,503)	(24,912)
Affiliate investments		(919)		(1,999)	(789)	(1,999)

Total net unrealized depreciation of investments		(14,760)		(21,032)	(46,632)	(50,820)

Net (decrease) increase in shareholders' equity resulting from operations		$(11,524)		$(1,632)	$4,345	$(312)

Net operating income per common share:
Basic		$.66		$.56	$1.93	$1.67
Diluted		$.66		$.55	$1.90	$1.64
(Loss) earnings per common share:
Basic		$(.29)		$(.05)	$.11	$(.01)
Diluted		$(.29)		$(.05)	$.11	$(.01)
Weighted average shares of common stock outstanding:
Basic		40,269		33,965	38,585	30,073
Diluted		40,658		34,524	39,207	30,568
Dividends declared per share	$	..66	$	..56	$1.88	$1.64

See accompanying notes.

AMERICAN CAPITAL STRATEGIES, LTD.
CONSOLIDATED STATEMENTS OF SHAREHOLDERS' EQUITY
(Unaudited)
(In thousands)

					Notes Receivable From Sale of Common Stock
		Common Stock				Distributions in Excess of Net Realized Earnings	Net Unrealized Appreciation (Depreciation) of Investments
	Preferred Stock			Capital in Excess of Par Value				Total Shareholders' Equity
		Shares	Amount
Balance at January 1, 2001	$—	28,003	$280	$448,587	$(27,389)	$(95)	$23,784	$445,167
Issuance of common stock		6,975	70	174,927				174,997
Issuance of common stock under stock option plans	—	656	7	13,597	(13,604)	—	—	—
Issuance of common stock under the Dividend Reinvestment Plan	—	20	—	532	—	—	—	532
Repayments of notes receivable from sale of common stock	—	—	—	—	22,009	—	—	22,009
Net increase in shareholders' equity resulting from operations	—	—	—	—	—	50,508	(50,820)	(312)
Distributions	—	—	—	—	—	(50,671)	—	(50,671)

Balance at September 30, 2001	$—	35,654	$357	$637,643	$(18,984)	$(258)	$(27,036)	$591,722

Balance at January 1, 2002	$—	38,017	$380	$699,291	$(27,143)	$(3,823)	$(28,440)	$640,265
Issuance of common stock	—	2,914	29	73,180	—	—	—	73,209
Issuance of common stock under stock option plans	—	484	5	10,882	(9,169)	—	—	1,718
Issuance of common stock under the Dividend Reinvestment Plan	—	23	1	636	—	—	—	637
Repayments of notes receivable from sale of common stock	—	—	—	—	3,871	—	—	3,871
Repurchase of common stock through foreclosures on notes receivable	—	(981)	(10)	(22,632)	23,378	—	—	736
Net increase in shareholders' equity resulting from operations	—	—	—	—	—	50,977	(46,632)	4,345
Distributions	—	—	—	—	—	(74,157)	—	(74,157)

Balance at September 30, 2002	$—	40,457	$405	$761,357	$(9,063)	$(27,003)	$(75,072)	$650,624

See accompanying notes.

AMERICAN CAPITAL STRATEGIES, LTD.
CONSOLIDATED STATEMENTS OF CASH FLOWS
(Unaudited)
(In thousands)

	Nine Months Ended September 30, 2002	Nine Months Ended September 30, 2001
Operating activities:
Net increase (decrease) in shareholders' equity resulting from operations	$4,345	$(312)
Adjustments to reconcile net increase (decrease) in shareholders' equity resulting from operations to net cash provided by operating activities:
Net unrealized depreciation of investments	46,632	50,820
Net realized loss (gain) on investments	23,620	(311)
Accretion of loan discounts	(9,515)	(6,616)
Accrual of payment-in-kind dividends and interest	(14,436)	(11,925)
Collection of loan origination fees	1,388	1,071
Amortization of deferred finance costs	360	648
Depreciation and amortization	547	486
Increase in interest receivable	(4,125)	(5,063)
Increase in other assets	(3,622)	(2,119)
Increase in other liabilities	2,704	5,918

Net cash provided by operating activities	47,898	32,597

Investing activities:
Proceeds from sale of investments	1,345	2,407
Collection of payment-in-kind notes	423	5,008
Collection of accreted loan discounts	612	49
Principal repayments	55,963	36,504
Purchases of investments	(384,187)	(222,017)
Repayments of notes receivable issued in exchange for common stock	3,871	22,009
Capital expenditures	(949)	(1,110)
Other	736	—

Net cash used in investing activities	(322,186)	(157,150)

Financing activities:
Proceeds from asset securitization	304,771	28,214
Repayments on revolving credit facility, net	(1,242)	(4,460)
Repayments of notes payable	(29,864)	(17,094)
Increase in deferred financing costs	(5,711)	(293)
Issuance of common stock	74,927	174,997
Increase in debt service escrow	(6,501)	—
Distributions paid	(50,042)	(42,497)

Net cash provided by financing activities	286,338	138,867

Net increase in cash and cash equivalents	12,050	14,314
Cash and cash equivalents at beginning of period	18,890	11,569

Cash and cash equivalents at end of period	$30,940	$25,883

Supplemental Disclosures:
Cash paid for interest	$8,988	$6,602
Non-cash investing and financing activities:
Issuance of common stock in conjunction with dividend reinvestment	$637	$532
Notes receivable issued in exchange for common stock associated with the exercise of employee stock options	$9,169	$13,604
Repurchase of common stock through foreclosures on notes receivable	$22,642	$—

See accompanying notes.

AMERICAN CAPITAL STRATEGIES, LTD.
CONSOLIDATED FINANCIAL HIGHLIGHTS
(Unaudited)
(Dollars in thousands except per share data)

	Nine Months Ended September 30, 2002	Nine Months Ended September 30, 2001
Per Share Data(1):
Net asset value at beginning of the period	$16.84	$15.90
Net operating income	1.93	1.67
Net realized (loss) gain on investments	(.61)	.01
Decrease in unrealized appreciation on investments	(1.21)	(1.69)

Net increase in shareholders' equity resulting from operations	$16.95	$15.89
Issuance of common stock	1.08	1.89
Effect of (antidilution) dilution	(.07)	.48
Distribution of net investment income	(1.88)	(1.64)

Net asset value at end of period	$16.08	$16.62
Per share market value at end of period	$18.84	$27.39
Total return(2)	(28.3)%	15.25%
Shares outstanding at end of period	40,457	35,654
Ratio/Supplemental Data:
Net assets at end of period	$650,624	$592,725
Average net assets	$645,445	$518,946
Ratio of operating expenses, net of interest expense, to average net assets	3.46%	2.95%
Ratio of interest expense to average net assets	1.42%	1.64%

Ratio of total operating expenses to average net assets	4.88%	4.59%
Ratio of net operating income to average net assets	11.56%	9.67%

(1)
Basic per share data.
(2)
Total return equals the increase of the ending market value over the beginning market value plus reinvested dividends, based on the stock price on date of reinvestment, divided by the beginning market value. Amount has not been annualized.

See accompanying notes.

AMERICAN CAPITAL STRATEGIES, LTD.
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(Unaudited)
(In thousands except per share data)

Note 1. Unaudited Interim Financial Statements

        Interim financial statements of American Capital Strategies, Ltd. (the "Company") are prepared in accordance with accounting principles generally accepted in the United States ("GAAP") for interim financial information and pursuant to the requirements for reporting on Form 10-Q and Article 10 of Regulation S-X. Accordingly, certain disclosures accompanying annual financial statements prepared in accordance with GAAP are omitted. In the opinion of management, all adjustments, consisting solely of normal recurring accruals, necessary for the fair presentation of financial statements for the interim periods have been included. The current period's results of operations are not necessarily indicative of results that ultimately may be achieved for the year. The interim financial statements and notes thereto should be read in conjunction with the financial statements and notes thereto included in the Company's Form 10-K, as filed with the Securities and Exchange Commission.

Note 2. Organization

        American Capital Strategies, Ltd., a Delaware corporation, was incorporated in 1986 to provide financial advisory services to and invest in middle market companies. On August 29, 1997, the Company completed an initial public offering ("IPO") of 10,382 shares of common stock ("Common Stock"), and became a non-diversified closed end investment company that has elected to be regulated as a business development company ("BDC") under the Investment Company Act of 1940, as amended (the "Act"). On October 1, 1997, the Company began operations so as to qualify to be taxed as a regulated investment company ("RIC") as defined in Subtitle A, Chapter 1, under Subchapter M of the Internal Revenue Code of 1986 as amended (the "Code"). As contemplated by these transactions, the Company materially changed its business plan and format from structuring and arranging financing for buyout transactions on a fee for services basis to primarily being a lender to and investor in middle market companies. As a result of the changes, the Company is operating as a holding company whose predominant source of operating income has changed from financial performance and advisory fees to interest and dividends earned from investing the Company's assets in debt and equity of businesses. The Company's investment objectives are to achieve current income from the collection of interest and dividends, as well as long-term growth in its shareholders' equity through appreciation in value of the Company's equity interests.

        The Company is the parent of American Capital Financial Services ("ACFS") and through ACFS continues to provide financial advisory services to businesses, principally the Company's portfolio companies. The Company is headquartered in Bethesda, Maryland, and has offices in New York, San Francisco, Los Angeles, Philadelphia, Chicago, and Dallas. The Company's reportable segments are its investing operations as a business development company and the financial advisory operations of its wholly owned subsidiary, ACFS (see Note 7). The Company has no foreign operations.

Note 3. Investments

        As required by the Act, the Company classifies its investments by the level of control it has over the underlying portfolio companies. As defined in the Act, "Control Investments" are investments in those companies that the Company is deemed to "Control". "Affiliate Investments" are investments in those companies that are "Affiliated Companies" of the Company, as defined in the Act, other than Control Investments. " Non-Control/Non-Affiliate Investments" are those that are neither Control Investments nor Affiliate Investments. Generally, under the Act, the Company is deemed to control a company in which it has invested, if it owns 25% or more of the voting securities of such company or has greater than 50% representation on its board. The Company is deemed to be an Affiliated Company of a company in which it has invested, if it owns 5% or more and less than 25% of the voting securities of such company.

        Investments consist of securities issued by publicly- and privately-held companies, which have been valued at $1,140,652 as of September 30, 2002. These securities consist of senior debt, subordinated debt with equity warrants, preferred stock and common stock. The debt securities have effective interest rates ranging from 4.5% to 34.3% and are payable in installments with final maturities generally from 5 to 10 years and are generally collateralized by assets of the borrower. The Company's investments in equity warrants, common stock, and certain investments in preferred stock do not produce current income. The net unrealized depreciation in investments for Federal income tax purposes is the same as for book purposes. At September 30, 2002, there was one accruing loan with a principal balance of $14,156 greater than 90 days past due. At September 30, 2002, nine of the Company's investments with a total principal balance of $54,657 were past due and on non-accrual status.

        Summaries of the composition of the Company's portfolio of publicly and non-publicly traded securities as of September 30, 2002 and December 31, 2001 at cost and fair value are shown in the following table:

COST	September 30, 2002	December 31, 2001
Senior debt	19.2%	18.3%
Subordinated debt	54.1%	57.7%
Subordinated debt with non-detachable warrants	3.4%	4.5%
Preferred stock	9.3%	4.9%
Common stock warrants	9.3%	12.0%
Common stock	4.7%	2.6%
FAIR VALUE	September 30, 2002	December 31, 2001
Senior debt	19.8%	18.7%
Subordinated debt	54.4%	58.7%
Subordinated debt with non-detachable warrants	3.5%	4.6%
Preferred stock	6.2%	2.9%
Common stock warrants	13.2%	12.8%
Common stock	2.9%	2.3%

        The following table shows the portfolio composition by industry grouping at cost and at fair value:

COST	September 30, 2002	December 31, 2001
Industrial Products	32.1%	37.5%
Consumer Products	25.9%	19.4%
Chemical Products	7.4%	6.1%
Service	7.9%	9.2%
Aerospace	5.2%	7.2%
Construction	4.1%	2.9%
Wholesale	3.6%	2.7%
Retail	3.2%	2.0%
Transportation	2.8%	3.5%
Information Technology	2.6%	3.5%
Healthcare	2.8%	3.1%
Food Products	1.6%	2.2%
Financial Services	0.4%	0.3%
Telecommunications	0.2%	0.4%
Media	0.2%	0.0%
FAIR VALUE	September 30, 2002	December 31, 2001
Industrial Products	29.3%	36.6%
Consumer Products	24.7%	19.2%
Service	10.3%	9.0%
Chemical Products	9.2%	7.0%
Aerospace	5.5%	7.8%
Construction	4.1%	2.9%
Wholesale	3.7%	2.8%
Information Technology	3.5%	4.0%
Retail	3.4%	1.8%
Transportation	2.6%	3.5%
Healthcare	2.0%	2.8%
Food Products	1.1%	1.5%
Financial Services	0.4%	0.6%
Media	0.2%	0.0%
Telecommunications	0.0%	0.5%

        Management expects that the largest percentage of its investments will continue to be in manufacturing companies, but diversified into different sectors as defined by Standardized Industrial Classification ("SIC") codes. The current investment composition within the manufacturing segment includes investments in 37 different manufacturing SIC codes, with the largest percentage being 6.6%, and 5.9% in SIC code 2676 ("Sanitary Paper Products") as of September 30, 2002 and December 31, 2001, respectively.

        The following table shows the portfolio composition by geographic location at cost and at fair value:

COST	September 30, 2002	December 31, 2001
Mid-Atlantic	24.2%	30.6%
Southwest	21.8%	15.4%
North-Central	16.3%	16.9%
Southeast	15.5%	12.7%
South-Central	11.1%	11.7%
Northeast	11.1%	12.7%
FAIR VALUE	September 30, 2002	December 31, 2001
Mid-Atlantic	25.7%	31.6%
Southwest	21.5%	15.7%
North-Central	15.9%	16.8%
Southeast	15.9%	12.6%
South-Central	10.8%	11.7%
Northeast	10.2%	11.6%

Note 4. Borrowings

        As of September 30, 2002 and December 31, 2001, the Company, through ACAS Funding Trust I ("Trust I"), an affiliated business trust, had $146,400 and $147,600, respectively, in borrowings outstanding under a $225,000 revolving debt-funding facility. The facility expires during April 2003. Trust I is collateralized by $340,950 of the Company's loans. The full amount of principal will be amortized over a 24-month period at the end of the term and interest is payable monthly. Interest on borrowings under this facility is charged at one month LIBOR (1.81% and 1.88% at September 30, 2002 and December 31, 2001, respectively) plus 125 basis points. During the three months ended September 30, 2002 and 2001, the Company had weighted average outstanding borrowings under this facility of $148,900 and $33,500, respectively. During the nine months ended September 30, 2002 and 2001, the Company had weighted average outstanding borrowings under this facility of $148,300 and $59,900, respectively.

        On December 20, 2000, the Company completed a $115,400 asset securitization. In conjunction with the transaction, the Company established ACAS Business Loan Trust 2000-1 ("Trust II"), an affiliated business trust, and contributed to Trust II $153,700 in loans. Subject to continuing compliance with certain conditions, the Company will remain servicer of the loans. Simultaneously with the initial contribution, Trust II was authorized to issue $69,200 Class A notes and $46,200 Class B notes to institutional investors and $38,300 of Class C notes were retained by an affiliate of Trust II. The Class A notes carry an interest rate of one-month LIBOR plus 45 basis points, the Class B notes carry an interest rate of one-month LIBOR plus 150 basis points. The notes are backed by loans to 29 of the Company's portfolio companies. The Class A notes mature on March 20, 2006, and the Class B notes mature on August 20, 2007. The transfer of the assets to Trust II and the related sale of notes by Trust II have been treated as a financing arrangement by the Company under Statement of Financial Accounting Standards No. 140, "Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities" ("SFAS No. 140"). Repayments received on the loans are first applied to the Class A notes, and then to the Class B notes. As required by the terms of Trust II, the Company has entered into interest rate swaps to match the interest rate basis of the assets in Trust II with the interest rate basis of the corresponding debt (see Note 5). During the three months ended September 30, 2002 and 2001, the weighted average outstanding balance of the Class A and B notes was $97,500 and $110,800, respectively. During the nine months ended September 30, 2002 and 2001, the weighted average outstanding balance of the Class A and B notes was $98,600 and $109,500, respectively. At

September 30, 2002 and December 31, 2001, total borrowings outstanding under the asset securitization were $97,200 and $103,500, respectively.

        On March 15, 2002, the Company completed a $147,300 asset securitization. In connection with the transaction, the Company established ACAS Business Loan Trust 2002-1 ("Trust III"), an affiliated business trust, and contributed to Trust III $196,300 in loans. Subject to continuing compliance with certain conditions, the Company will remain servicer of the loans. Simultaneously with the initial contribution, Trust III was authorized to issue $98,200 Class A notes and $49,100 Class B notes to institutional investors and $49,100 of Class C notes were retained by an affiliate of Trust III. The Class A notes carry an interest rate of one-month LIBOR plus 50 basis points, the Class B notes carry an interest rate of one-month LIBOR plus 150 basis points. As of September 30, 2002, the Company had issued all of the Class A and Class B notes. The notes are backed by loans to 30 of the Company's portfolio companies. The Class A notes mature on November 20, 2005 and the Class B notes mature on March 20, 2007. The transfer of the assets to Trust III and the related sale of notes by Trust III have been treated as a financing arrangement by the Company under SFAS No. 140. Early repayments are first applied to the Class A notes, and then to the Class B notes. As required by the terms of Trust III, the Company has entered into interest rate swaps to match the interest rate basis of the assets in Trust III with the interest rate basis of the corresponding debt (see Note 5). During the three months ended September 30, 2002 and 2001, the weighted average outstanding balance of the Class A and B notes was $128,300 and $0, respectively. During the nine months ended September 30, 2002 and 2001, the weighted average outstanding balance of the Class A and B notes was $100,200 and $0, respectively. At September 30, 2002, total borrowings outstanding under the asset securitization were $125,500.

        On August 8, 2002, the Company completed a $157,900 asset securitization. In connection with the transaction, the Company established ACAS Business Loan Trust 2002-2 ("Trust IV"), an affiliated business trust, and contributed to Trust IV $210,500 in loans. Subject to continuing compliance with certain conditions, the Company will remain servicer of the loans. Simultaneously with the initial contribution, Trust IV was authorized to issue $105,300 Class A notes and $52,600 Class B notes to institutional investors and $52,600 of Class C notes were retained by an affiliate of Trust IV. The Class A notes carry an interest rate of one-month LIBOR plus 50 basis points, the Class B notes carry an interest rate of one-month LIBOR plus 160 basis points. As of September 30, 2002, the Company had issued all of the Class A and Class B notes. The notes are backed by loans to 32 of the Company's portfolio companies. The Class A notes mature on July 20, 2006 and the Class B notes mature on January 20, 2008. The transfer of the assets to Trust IV and the related sale of notes by Trust IV have been treated as a financing arrangement by the Company under SFAS No. 140. Early repayments are first applied to the Class A notes, and then to the Class B notes. As required by the terms of Trust IV, the Company has entered into interest rate swaps to match the interest rate basis of the assets in Trust IV with the interest rate basis of the corresponding debt (see Note 5). During the three months ended September 30, 2002 and 2001, the weighted average outstanding balance of the Class A and B notes was $76,500 and $0, respectively. During the nine months ended September 30, 2002 and 2001, the weighted average outstanding balance of the Class A and B notes was $25,800 and $0, respectively. At September 30, 2002, total borrowings outstanding under the asset securitization were $155,700, net of a discount of $400.

        The weighted average interest rate on all of the Company's borrowings, including amortization of deferred finance costs, for the three months ended September 30, 2002 and 2001 was 3.36%, and 5.67%, respectively. The weighted average interest rate on all of the Company's borrowings, including amortization of deferred finance costs, for the nine months ended September 30, 2002 and 2001 was 3.28%, and 6.69%, respectively.

        For the above borrowings, the fair value of the borrowings approximates cost.

Note 5. Interest Rate Risk Management

        The Company has entered into interest rate swap agreements with two large commercial banks as part of its strategy to manage interest rate risks and to fulfill its obligations under the terms of its revolving debt funding facility and asset securitizations. The Company uses interest rate swap agreements for hedging and risk management only and not for speculative purposes. The goal of the Company's strategy is to reduce the effect of interest rate volatility on net operating income. As of September 30, 2002, the Company had entered into 30 interest rate swap agreements with an aggregate notional amount of $658,868. Pursuant to these swap agreements, the Company pays either a variable rate equal to the prime lending rate (4.75% at both September 30, 2002 and December 31, 2001, respectively) and receives a floating rate of the one-month LIBOR (1.81% and 1.88% at September 30, 2002 and December 31, 2001, respectively), or pays a fixed rate and receives a floating rate of the one-month LIBOR. At September 30, 2002 and December 31, 2001, the swaps had a remaining weighted average maturity of approximately 6.1 and 4.6 years, respectively. At September 30, 2002 and December 31, 2001, the fair value of the interest rate swap agreements represented a liability of $33,279 and $5,533, respectively, and is included in "Investments at fair value" in the accompanying consolidated balance sheets. The fair value represents the breakage fees that would be due to the counter party in the event the Company terminated the swap contracts on September 30, 2002 and December 31, 2001, respectively. In the event the swap contracts are not terminated prior to maturity, no breakage fees will arise. The fair values of the swap contracts are determined from market quotations obtained from the swap contract counter parties. The following table presents the notional principal amounts of interest rate swaps by class:

Type of Interest Rate Swap	Number of Contracts	Notional Value at September 30, 2002	Number of Contracts	Notional Value at December 31, 2001
Pay fixed, receive LIBOR floating	19	$442,928	9	$102,919
Pay prime floating, receive LIBOR floating	11	215,940	8	161,246

Total	30	$658,868	17	$264,165

Note 6. Earnings Per Share

        The following table sets forth the computation of basic and diluted net operating income and (loss) earnings per share for the three and nine months ended September 30, 2002 and 2001:

	Three Months Ended September 30, 2002		Three Months Ended September 30, 2001		Nine Months Ended September 30, 2002		Nine Months Ended September 30, 2001
Numerator for basic and diluted net operating income per share		$26,698		$19,113		$74,597	$50,197
Numerator for basic and diluted (loss) earnings per share		$(11,524)		$(1,632)		$4,345	$(312)
Denominator for basic weighted average shares		40,269		33,965		38,585	30,073
Employee stock options		15		270		113	207
Warrants		7		15		9	15
Contingently issuable shares*		367		274		500	273
Dilutive potential shares**		389		559		622	495
Denominator for diluted weighted average shares**		40,658		34,524		39,207	30,568
Basic net operating income per common share	$	..66	$	..56		$1.93	$1.67
Diluted net operating income per common share		$.66		$.55		$1.90	$1.64
Basic (loss) earnings per common share		$(.29)		$(.05)	$	..11	$(.01)
Diluted (loss) earnings per common share**		$(.29)		$(.05)		$.11	$(.01)

*
Contingently issuable shares are unvested shares outstanding that secure employee stock option loans.

**
Per Statement of Financial Accounting Standard No. 128, the computation of diluted loss per common shares excludes the impact of all contingently issuable shares, warrants and stock options that are antidilutive due to the Company reporting a loss.

Note 7. Segment Data

        The Company's reportable segments are its investing operations as a business development company ("ACAS") and the financial advisory operations of its wholly owned subsidiary, ACFS. The following table presents segment data for the three months ended September 30, 2002:

	ACAS	ACFS	Consolidated
Interest and dividend income	$31,422	$—	$31,422
Fee income	371	7,483	7,854

Total operating income	31,793	7,483	39,276
Interest expense	3,793	—	3,793
Salaries and benefits expense	476	5,202	5,678
General and administrative expense	1,056	2,051	3,107

Total operating expenses	5,325	7,253	12,578

Net operating income	26,468	230	26,698
Net realized loss on investments	(23,462)	—	(23,462)
Net unrealized depreciation of investments	(12,062)	(2,698)	(14,760)

Net decrease in shareholders' equity resulting from operations	$(9,056)	$(2,468)	$(11,524)

        The following table presents segment data for the nine months ended September 30, 2002:

	ACAS	ACFS	Consolidated
Interest and dividend income	$89,415	$—	$89,415
Fee income	682	15,998	16,680

Total operating income	90,097	15,998	106,095
Interest expense	9,179	—	9,179
Salaries and benefits expense	1,374	12,819	14,193
General and administrative expense	3,475	4,651	8,126

Total operating expenses	14,028	17,470	31,498

Net operating income (loss)	76,069	(1,472)	74,597
Net realized loss on investments	(23,620)	—	(23,620)
Net unrealized depreciation of investments	(43,934)	(2,698)	(46,632)

Net increase (decrease) in shareholders' equity resulting from operations	$8,515	$(4,170)	$4,345

        The following table presents segment data for the three months ended September 30, 2001:

	ACAS	ACFS	Consolidated
Interest and dividend income	$22,849	$—	$22,849
Fee income	75	2,516	2,591

Total operating income	22,924	2,516	25,440
Interest expense	2,045	—	2,045
Salaries and benefits expense	393	2,047	2,440
General and administrative expense	717	1,125	1,842

Total operating expenses	3,155	3,172	6,327

Net operating income (loss)	19,769	(656)	19,113
Net realized gain on investments	287	—	287
Net unrealized depreciation of investments	(21,032)	—	(21,032)

Net decrease in shareholders' equity resulting from operations	$(976)	$(656)	$(1,632)

        The following table presents segment data for the nine months ended September 30, 2001:

	ACAS	ACFS	Consolidated
Interest and dividend income	$64,151	$—	$64,151
Fee income	762	9,095	9,857

Total operating income	64,913	9,095	74,008
Interest expense	8,504	—	8,504
Salaries and benefits expense	1,587	8,448	10,035
General and administrative expense	2,187	3,085	5,272

Total operating expenses	12,278	11,533	23,811

Net operating income (loss)	52,635	(2,438)	50,197
Net realized gain on investments	311	—	311
Net unrealized depreciation of investments	(50,820)	—	(50,820)

Net increase (decrease) in shareholders' equity resulting from operations	$2,126	$(2,438)	$(312)

Note 8. Shareholders' Equity

        On July 10, 2002, the Company closed on the issuance of 2,900 shares of common stock for net proceeds of $73,000, net of issuance costs. The Company used the proceeds from the offering to repay outstanding borrowings under its revolving credit facility.

Note 9. Notes Receivable from Sale of Common Stock

        Pursuant to the Company's 1997 Stock Option Plan, 2001 Stock Option Plan and 2002 Stock Option Plan, the Company issued shares of common stock to employees of the Company, pursuant to stock option exercises, in exchange for notes receivable. All loans made under this arrangement are fully secured and are full recourse loans. Interest is charged and paid on such loans at a market rate of interest. If the value of the common stock drops to less than the loan balance, the loan maturity will be accelerated and the collateral foreclosed upon. The employee may avoid acceleration and foreclosure by delivering additional collateral to the Company.

        During the third quarter of 2002, the Company accelerated the maturity of 27 loans to employees totaling $23,378 and foreclosed upon 981 shares of the Company's common stock and $736 of cash collateral securing these loans as a result of under-collateralization caused by the decrease in the value of the Company's stock price. These shares are included in treasury stock and are not included in outstanding shares of common stock.

INTERIM MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS
(Dollars in thousands, except per share data)

        All statements contained herein that are not historical facts including, but not limited to, statements regarding anticipated activity are forward looking in nature and involve a number of risks and uncertainties. Actual results may differ materially. Among the factors that could cause actual results to differ materially are the following: (i) changes in the economic conditions in which the Company operates negatively impacting the financial resources of the Company; (ii) certain of the Company's competitors with substantially greater financial resources than the Company reducing the number of suitable investment opportunities offered to the Company or reducing the yield necessary to consummate the investment; (iii) volatility in the value of equity investments; (iv) increased costs related to compliance with laws, including environmental laws; (v) changes in the economic conditions that could cause the Company's portfolio companies to default on their loans or provide no returns on the Company's investments; (vi) changes in the underlying assumptions used to value the Company's privately held securities; (vii) ability of the Company to obtain additional financing; (viii) ability of the Company to retain key management personnel; and (ix) general business and economic conditions and other risk factors described in the Company's reports filed from time to time with the Securities and Exchange Commission. The Company cautions readers not to place undue reliance on any such forward-looking statements, which statements are made pursuant to the Private Securities Litigation Reform Act of 1995 and, as such, speak only as of the date made.

        The following analysis of the financial condition and results of operations of the Company should be read in conjunction with the Company's consolidated financial statements and the notes thereto.

Portfolio Composition

        The Company's primary business is investing in and lending to businesses through investments in senior debt, subordinated debt generally with detachable equity warrants, preferred stock, and common stock. The total portfolio value of investments in publicly and non-publicly traded securities was $1,140,652 and $858,266 at September 30, 2002 and December 31, 2001, respectively. During the three and nine months ended September 30, 2002, the Company made investments totaling $144,900 and $393,600, respectively, including $3,350 and $14,450, respectively, in funds committed but undrawn under credit facilities. During the three and nine months ended September 30, 2001, the Company made investments totaling $86,500 and $233,600, respectively, including $10,200 and $24,200, respectively, in funds committed but undrawn under credit facilities. The weighted average effective interest rate on debt securities, including non-accruing loans, was 13.5% and 13.9% at September 30, 2002 and December 31, 2001, respectively.

        The Company seeks to be a long-term partner with its portfolio companies. As a long-term partner, the Company will invest capital in a portfolio company subsequent to the initial investment if the Company believes that it can achieve appropriate returns for its investment. Add-on financings fund i) strategic acquisitions by the portfolio company of either a complete business or specific lines of a business that are related to the portfolio company's business, ii) growth at the portfolio company such as product development or plant expansions, or iii) working capital for portfolio companies that need capital to fund operating costs, debt service, or growth in receivables or inventory. The Company's investments during the three and nine months ended September 30, 2002 and 2001 were as follows:

	Three Months Ended September 30, 2002	Three Months Ended September 30, 2001	Nine Months Ended September 30, 2002	Nine Months Ended September 30, 2001
New Portfolio Companies	$126,300	$75,100	$332,300	$192,900
Add on Financing for Acquisitions	15,600	2,600	39,100	4,600
Add-On Financing for Growth	100	3,300	2,100	14,800
Add-on Financing for Working Capital	2,900	5,500	20,100	21,300

Total	$144,900	$86,500	$393,600	$233,600

Results of Operations

        The Company's consolidated financial performance, as reflected in its Consolidated Statements of Operations, is composed of three primary elements. The first element is "Net operating income," which is primarily the interest and dividends earned from investing in debt and equity securities and financial advisory, transaction structuring and prepayment and other fees, less the operating expenses of the Company. The second element is "Net unrealized appreciation (depreciation) of investments," which is the net change in the estimated fair values of the Company's portfolio investments at the end of the period compared with their estimated fair values at the beginning of the period or their stated costs, as appropriate. The third element is "Net realized (loss) gain on investments," which reflects the difference between the proceeds from a sale or maturity of a portfolio investment and the cost at which the investment was carried on the Company's Consolidated Balance Sheets.

        The consolidated operating results for the three and nine months ended September 30, 2002 and 2001 are as follows:

	Three Months Ended September 30, 2002	Three Months Ended September 30, 2001	Nine Months Ended September 30, 2002	Nine Months Ended September 30, 2001
Operating income	$39,276	$25,440	$106,095	$74,008
Operating expenses	(12,578)	(6,327)	(31,498)	(23,811)

Net operating income	26,698	19,113	74,597	50,197
Net realized (loss) gain on investments	(23,462)	287	(23,620)	311
Net unrealized depreciation of investments	(14,760)	(21,032)	(46,632)	(50,820)

Net (decrease) increase in shareholders' equity resulting from operations	$(11,524)	$(1,632)	$4,345	$(312)

  Operating Income and Expenses

        For the three months ended September 30, 2002 ("Third Quarter 2002"), total operating income increased $13,836 or 54%, over the three months ended September 30, 2001 ("Third Quarter 2001"). Total operating income is comprised of two components: interest and dividend income and fee income. For the Third Quarter 2002, the Company recorded $34,259 in interest and dividends on securities, and $348 in interest on bank deposits and shareholder loans, offset by $3,185 of expense for payments on interest rate swaps agreements.

        Interest and dividend income on securities increased approximately $11,177 compared to the Third Quarter 2001. Interest and dividend income is affected by both the level of net new investments and by changes in the one-month London Interbank Offered Rate ("LIBOR"). To match the interest rate basis of its assets and liabilities and to fulfill its obligations under the terms of its revolving debt funding facility and term securitizations, the Company enters into interest rate swap agreements in which it either pays a floating rate based on the prime rate and receives a floating rate based on LIBOR, or pays a fixed rate and receives a floating rate based on LIBOR. Use of interest rate swaps enables the Company to lock in the spread between the yield on its investments and the cost of its borrowings. As a result, both interest income and interest expense are affected by changes in LIBOR. Average LIBOR decreased from 3.32% during the Third Quarter 2001 to 1.82% during the Third Quarter 2002. The rate change reduced interest income approximately $10,500 for the Third Quarter 2002 compared to the Third Quarter 2001. As noted below, interest expense also decreased by $6,800 as a result of the decrease in LIBOR. See "Quantitative and Qualitative Disclosure About Market Risk" for a discussion of the Company's use of interest rate swaps to mitigate the impact of interest rate changes on net operating income. The increase in the Company's weighted average investments at cost from $712,500 in the Third Quarter 2001 to $1,159,100 in the Third Quarter 2002 contributed $19,100 in interest income.

        For the Third Quarter 2002, fee income increased to $7,854 from $2,591 in the Third Quarter 2001. Fees in the Third Quarter 2002 were comprised of $5,682 transaction structuring fees, $1,009 financial advisory fees, and $1,163 prepayment and other fees. In the Third Quarter 2001, fees were comprised of $1,546 transaction structuring fees, $567 financial advisory fees, and $478 prepayment and other fees. The increase in transaction structuring fees was the result of closing three buyout transactions totaling $86,300 in the Third Quarter 2002 compared to one buyout transaction totaling $24,500 in the Third Quarter 2001, and an increase in the total dollar volume of new investments in the Third Quarter 2002 from the Third Quarter 2001. Transaction structuring fees were 3.9% and 1.8% of new investments in the Third Quarter 2002 and Third Quarter 2001, respectively.

        Operating expenses consist of interest expense on borrowings, salaries and benefits, and general and administrative expenses. Operating expenses for the Third Quarter 2002 increased $6,251, or 99%, over the Third Quarter 2001 and consisted of $5,678 in salaries and benefits, $3,107 in general and administrative expenses, and $3,793 in interest expense. The increase is primarily due to a increase in salaries and benefits expense from $2,440 in the Third Quarter 2001 to $5,678 in the Third Quarter 2002 and an increase in general and administrative expenses from $1,842 in the Third Quarter 2001 to $3,107 in the Third Quarter 2002. Interest expense increased due to the net effect of an increase in the Company's weighted average borrowings from $144,300 in the Third Quarter 2001 to $451,200 in the Third Quarter 2002, offset by the decrease in the weighted average interest rate on outstanding borrowings, including amortization of deferred finance costs, from 5.67% in the Third Quarter 2001 to 3.36% in the Third Quarter 2002. The decrease was primarily due to a decrease in average LIBOR from 4.24% to 1.84%. General and administrative expenses increased primarily due to higher facilities expenses associated with additional office spaces, professional services, and financial reporting expenses. Salaries and benefits expense increased due to the net effect of an increase in employees from 63 at September 30, 2001 to 105 at September, 2002 and an increase in incentive compensation awarded from $358 in the Third Quarter 2001 to $2,945 in the Third Quarter 2002 due to the Company meeting certain performance criteria.

        For the nine months ended September 30, 2002 ("2002 YTD Period"), total operating income increased $32,087 or 43%, over the nine months ended September 30, 2001 ("2001 YTD Period"). For the 2002 YTD Period, the Company recorded $95,217 in interest and dividends on securities, and $1,190 in interest on bank deposits and shareholder loans, offset by $6,992 of expense for payments on interest rate swaps agreements.

        Interest and dividend income on securities increased approximately $31,394 compared to the 2001 YTD Period. Average LIBOR decreased from 4.24% during the 2001 YTD Period to 1.84% during the 2002 YTD Period. The rate change reduced interest income approximately $19,800 for the 2002 YTD

Period compared to the 2001 YTD Period. As noted below, interest expense also decreased by approximately $8,900 as a result of the decrease in LIBOR. See "Qualitative and Quantitative Disclosure About Market Risk" for a discussion of the Company's use of interest rate swaps to mitigate the impact of interest rate changes on net operating income. The increase in the Company's weighted average investments at cost from $652,000 in the 2001 YTD Period to $1,047,800 in the 2002 YTD Period contributed approximately $45,100 in interest income.

        In the 2002 YTD Period, fee income increased to $16,680 from $9,857 in the 2001 YTD Period. Fees in the 2002 YTD Period were comprised of $11,726 transaction structuring fees, $2,621 financial advisory fees, and $2,333 prepayment and other fees. In the 2001 YTD Period, fees were comprised of $6,848 transaction structuring fees, $1,296 financial advisory fees, and $1,713 prepayment and other fees. The increase in both transaction structuring and financial advisory fees was the result of closing nine buyout transactions totaling $214,500 in the 2002 YTD Period compared to four totaling $103,000 in the 2001 YTD Period, and an increase in the total dollar volume of new investments in the 2002 YTD Period over the 2001 YTD Period. Transaction structuring fees were 3.0% and 2.9% of new investments in the 2002 YTD Period and 2001 YTD Period, respectively.

        Operating expenses for the 2002 YTD Period increased $7,687 or 32%, over the 2001 YTD Period and consisted of $14,193 in salaries and benefits, $8,126 in general and administrative expenses, and $9,179 in interest expense. The increase is primarily due to an increase in salaries and benefits expense from $10,035 in the 2001 YTD Period to $14,193 in the 2002 YTD Period and an increase in general and administrative expenses from $5,272 in the 2001 YTD Period to $8,126 in the 2002 YTD Period. Interest expense increased due to the net effect of an increase in the Company's weighted average borrowings from $169,400 in the 2001 YTD Period to $372,900 in the 2002 YTD Period, and a decrease in the weighted average interest rate on outstanding borrowings, including amortization of deferred finance costs, from 6.69% in the 2001 YTD Period to 3.28% in the 2002 YTD Period, primarily due to a decrease in average LIBOR from 4.24% to 1.84%. General and administrative expenses increased primarily due to higher facilities expenses, professional services, and financial reporting expenses. Salaries and benefits expense increased due to an increase in employees from 63 at September 30, 2001 to 105 at September 30, 2002 and an increase in incentive compensation awarded from $3,737 in the 2001 YTD Period to $5,964 in the 2002 YTD Period due to the Company meeting certain performance criteria.

  Net Realized Gains and Losses

        The Company made a $30,000 investment consisting of subordinated debt with common stock warrants in Goldman Industrial Group ("Goldman") in 2000. Through the second quarter of 2002, the Company had recorded an unrealized loss of $25,183 to adjust the Company's carrying value to fair value. During the Third Quarter 2002, the Company exited its investment in Goldman as a result of the sale of certain of Goldman's assets under Section 363 of the Bankruptcy Code. Those assets were related to the sale of Bridgeport Machines, Ltd ("BML") and the intellectual property, brand name, and other intangible assets of Bridgeport Machines, Inc. ("Certain Assets of BMI" and collectively with "BML", the "Bridgeport Assets"). The Company recognized a net realized loss of $25,578 on its investments in $25,000 of the subordinated debt and common stock warrants and recorded an unrealized gain of $25,183 to reverse the previously recorded unrealized loss. Goldman's Bridgeport Assets were purchased by BPT Holdings, Inc. ("BPT"), which was capitalized with $18,000 from the Company in the form of senior debt, preferred stock and common stock and the assumption of the $30,000 subordinated debt from Goldman. Of that $30,000 investment, $5,000 of the Company's investment in Goldman was directly in BML, which was not a party to the overall Goldman bankruptcy. This investment continues to be recorded at a value of $5,000. The $25,000 balance of the Goldman investment was exchanged for securities in BPT that were deemed to not have any value and were therefore treated as a realized loss.

        During Third Quarter 2002, the Company also recognized realized gains of $2,425 and $137, respectively, from the realization of unamortized original issue discount ("OID") on the repayment of subordinated debt by Weston ACAS Holdings, Inc. and Omnova Solutions, Inc., respectively. The Company also recognized a realized loss of $410 from the sale of common stock warrants of IGI, Inc. The Company also recognized a realized loss of $40 on the sale of common stock of o2wireless Solutions, Inc. through a cashless exercise of the common stock warrants.

        During 2002 YTD Period, the Company exited its investment in Decorative Surfaces International, Inc. ("DSI") through a sale of DSI's assets under Section 363 of the Bankruptcy Code. The Company recognized a net realized loss of $1,353 on its investments in the subordinated debt, preferred stock, and common stock of DSI, which had a cumulative cost basis of $23,466. The DSI assets were purchased by American Decorative Surfaces International, Inc. ("ADSI"), which was capitalized by the Company through ADSI's assumption of $24,502 of the Company's subordinated debt investment in DSI at par and by a $13,675 cash investment by the Company in the preferred stock of ADSI. In addition, the Company exited its senior debt and common stock warrant investments in Biddeford Textile Corp ("BTC") in connection with a sale of BTC's assets under a plan of reorganization under Chapter 11 of the Bankruptcy Code. The Company recognized a net realized loss of $1,100 on its senior debt and common stock warrants investment, which had a cost basis of $3,632. The assets securing the BTC debt were purchased by Biddeford Real Estate Holdings ("BREH"), which was capitalized by the Company with senior debt and equity investments. The Company also recognized realized gains of $1,705 and $478, respectively, from the realization of unamortized OID on the repayment of subordinated debt by IGI, Inc. and Omnova Solutions, Inc., respectively.

        During 2001 YTD Period, the Company recorded net realized gains of $21 on the repayment of its subordinated debt and the sale of its common stock warrants in The L.A. Studios, Inc., and $245 on the sale of a portion of the Company's warrants in Cornell Companies, Inc. The net realized gains on these transactions are comprised of the realization of unamortized loan discounts.

  Unrealized Appreciation and Depreciation of Investments

        The Company values its investment portfolio each quarter. The portfolio analysts in the Company's finance department prepare the portfolio company valuations each quarter using the most recent portfolio company financial statements and forecasts. These analysts will also consult with the respective principal who is managing the portfolio investment relationship to obtain further updates on the portfolio company performance, including information such as industry trends, new product development, and other operational issues. The valuations are reviewed by the Company's senior management and presented to the Board of Directors, which reviews and approves the portfolio valuations in accordance with the following valuation policy.

        Investments are carried at fair value, as determined by the Board of Directors. Securities that are publicly traded are valued at the closing price on the valuation date. Debt and equity securities that are not publicly traded, or for which the Company has various degrees of trading restrictions, are valued at fair value as determined in good faith by the Board of Directors. In making such determination, the Board of Directors will value non-convertible debt securities and the detachable warrants associated with these debt securities at cost plus amortized OID, if any, unless adverse factors lead to a determination of a lesser valuation. In valuing convertible debt, equity or other securities, the Board of Directors determines the fair value based on the collateral, the issuer's ability to make payments, the current and forecasted earnings of the issuer, sales to third parties of similar securities, the comparison to publicly traded securities and other pertinent factors. The fair values of interest rate swap contracts are determined from market quotations obtained from the swap contract counter parties. Due to the uncertainty inherent in the valuation process, such estimates of fair value may differ significantly from the values that would have been used had a ready market for the securities existed, and the differences could be material. Additionally, changes in the market environment and other events that may occur over the life of the investments may cause the gains or losses ultimately realized on these investments to be different than the valuations currently assigned.

        The unrealized appreciation (depreciation) of investments is based on portfolio asset valuations determined by the Company's Board of Directors. The following table itemizes the change in unrealized appreciation (depreciation) of investments and the net realized loss on investments for the three months ended September 30, 2002 and 2001:

	Number of Companies	Three Months Ended September 30, 2002	Number of Companies	Three Months Ended September 30, 2001
Gross unrealized appreciation of investments	11	$38,778	5	$2,083
Gross unrealized depreciation of investments	18	(33,055)	18	(17,285)
Unrealized (depreciation) appreciation of interest rate swaps	—	(20,483)	—	(5,830)

Net unrealized depreciation of investments	29	$(14,760)	23	$(21,032)

Net realized (loss) gain on investments	6	$(23,462)	4	$287

        The following table itemizes the change in unrealized appreciation (depreciation) of investments and the net realized (loss) gain on investments for the nine months ended September 30, 2002 and 2001:

	Number of Companies	Nine Months Ended September 30, 2002	Number of Companies	Nine Months Ended September 30, 2001
Gross unrealized appreciation of investments	23	$94,243	6	$5,348
Gross unrealized depreciation of investments	27	(113,128)	26	(49,476)
Unrealized depreciation of interest rate swaps	—	(27,747)	—	(6,692)

Net unrealized depreciation of investments	50	$(46,632)	32	$(50,820)

Net realized (loss) gain on investments	7	$(23,620)	5	$311

        The unrealized depreciation of investments above includes $745 and $635 for the nine months ended September 30, 2002 and September 30, 2001, respectively, resulting from the change in accounting principle adopted by the Company during fiscal year 2001 related to debt discounts attributable to loan originations through December 31, 2000. The number of companies above does not include investments which include unrealized depreciation solely due to the accounting change.

        During Third Quarter 2002, the unrealized appreciation of investments of $38,778 included prior depreciation of $25,679 on three portfolio companies that was reversed and realized as a loss

Financial Condition, Liquidity, and Capital Resources

        At September 30, 2002, the Company had $30,940 in cash and cash equivalents. In addition, the Company had outstanding debt secured by assets of the Company of approximately $146,404 under a $225,000 revolving debt funding facility and approximately $378,402 under three asset securitizations. During the three and nine months ended September 30, 2002, the Company principally funded investments using draws on the revolving debt funding facility, proceeds from the asset securitizations and an equity offering.

  Capital Raising Activities

        On March 15, 2002, the Company completed a $147,300 asset securitization. In connection with the transaction, the Company established ACAS Business Loan Trust 2002-1 ("Trust III"), an affiliated business trust, and contributed to Trust III $196,300 in loans. Subject to continuing compliance with certain conditions, the Company will remain the servicer of the loans. Simultaneously with the initial contribution, Trust III was authorized to issue $98,200 Class A notes and $49,100 Class B notes to institutional investors and $49,100 of Class C notes were retained by an affiliate of Trust III. The Class A notes carry an interest rate of one-month LIBOR plus 50 basis points, the Class B notes carry an interest rate of one-month LIBOR plus 150 basis points. As of September 30, 2002, the Company had issued all of the Class A and Class B notes. The notes are backed by loans to 30 of the Company's portfolio companies. The Class A notes mature on November 20, 2005 and the Class B notes mature on March 20, 2007. The transfer of the assets to Trust III and the related sale of notes by Trust III have been treated as a financing arrangement by the Company under SFAS No. 140. Early repayments are first applied to the Class A notes, and then to the Class B notes. As required by the terms of Trust III, the Company has entered into interest rate swaps to mitigate the related interest rate risk. During the three months ended September 30, 2002 and 2001, the weighted average outstanding balance of the Class A and B notes was $128,300 and $0, respectively. During the nine months ended September 30, 2002 and 2001, the weighted average outstanding balance of the Class A and B notes was $100,200 and $0, respectively. At September 30, 2002, total borrowings outstanding under the asset securitization were $125,500.

        On August 8, 2002, the Company completed a $157,900 asset securitization. In connection with the transaction, the Company established ACAS Business Loan Trust 2002-2 ("Trust IV"), an affiliated business trust, and contributed to Trust IV $210,500 in loans. Subject to continuing compliance with certain conditions, the Company will remain the servicer of the loans. Simultaneously with the initial contribution, Trust IV was authorized to issue $105,300 Class A notes and $52,600 Class B notes to institutional investors and $52,600 of Class C notes were retained by an affiliate of Trust IV. The Class A notes carry an interest rate of one-month LIBOR plus 50 basis points, the Class B notes carry an interest rate of one-month LIBOR plus 160 basis points. As of September 30, 2002, the Company had issued all of the Class A and Class B notes. The notes are backed by loans to 32 of the Company's portfolio companies. The Class A notes mature on July 20, 2006 and the Class B notes mature on January 20, 2008. The transfer of the assets to Trust IV and the related sale of notes by Trust IV have been treated as a financing arrangement by the Company under SFAS No. 140. Early repayments are first applied to the Class A notes, and then to the Class B notes. As required by the terms of Trust IV, the Company has entered into interest rate swaps to match the interest rate basis of the assets in Trust IV with the interest rate basis of the corresponding debt. During the three months ended September 30, 2002 and 2001, the weighted average outstanding balance of the Class A and B notes was $76,500 and $0, respectively. During the nine months ended September 30, 2002 and 2001, the weighted average outstanding balance of the Class A and B notes was $25,800 and $0, respectively. At September 30, 2002, total borrowings outstanding under the asset securitization were $155,700, net of a discount of $400.

        On July 10, 2002, the Company closed on the issuance of 2,900 shares of common stock for net proceeds of $73,000, net of issuance costs. The Company used the proceeds from the offering to repay outstanding borrowings under its revolving credit facility.

        As a RIC, the Company is required to distribute annually 90% or more of its investment company taxable income and 98% of its net realized short-term capital gains to shareholders. The Company provides shareholders with the option of reinvesting their distributions in the Company. While the Company will continue to provide shareholders with the option of reinvesting their distributions in the Company, the Company has historically and anticipates having to issue debt or equity securities in addition to the above borrowings to expand its investments in middle market companies. The terms of the future debt and equity issuances cannot be determined and there can be no assurances that the debt or equity markets will be available to the Company on terms it deems favorable. As a BDC, the Company's asset coverage must be at least 200% after each issuance of senior securities. As of September 30, 2002 and December 31, 2001, the Company's asset coverage was approximately 231% and 360%, respectively.

Portfolio Credit Quality

  Loan Grading and Performance

        The Company grades all loans on a scale of 1 to 4. This system is intended to reflect the performance of the borrower's business, the collateral coverage of the loans and other factors considered relevant.

        Under this system, loans with a grade of 4 involve the least amount of risk in the Company's portfolio. The borrower is performing above expectations and the trends and risk factors are generally favorable. Loans graded 3 involve a level of risk that is similar to the risk at the time of origination. The borrower is performing as expected and the risk factors are neutral to favorable. All new loans are initially graded 3. Loans graded 2 involve a borrower performing below expectations and indicates that the loan's risk has increased since origination. The borrower may be out of compliance with debt covenants; however, loan payments are generally not more than 120 days past due. For loans graded 2, the Company's management will increase procedures to monitor the borrower and the fair value generally will be lowered. A loan grade of 1 indicates that the borrower is performing materially below expectations and that the loan risk has substantially increased since origination. Some or all of the debt covenants are out of compliance and payments are delinquent. Loans graded 1 are not anticipated to be repaid in full and the Company will reduce the fair value of the loan to the amount it anticipates will be recovered.

        To monitor and manage the investment portfolio risk, management tracks the weighted average investment grade. The weighted average investment grade was 3.0 and 2.9 as of September 30, 2002 and December 31, 2001, respectively. At September 30, 2002 and December 31, 2001, the Company's investment portfolio was graded as follows:

	September 30, 2002		December 31, 2001
Grade	Investments at Fair Value	Percentage of Total Portfolio	Investments at Fair Value	Percentage of Total Portfolio
4	$193,140	16.5%	$107,837	12.7%
3	868,097	74.3%	529,167	62.1%
2	83,995	7.2%	206,921	24.3%
1	23,337	2.0%	8,392	0.9%

	$1,168,569	100.0%	$852,317	100.0%

        The amounts at September 30, 2002 and December 31, 2001 do not include the Company's investments in Capital.com, o2wireless Solutions, Inc., Aerus, LLC (formerly Electrolux, LLC), Westwind Group Holdings, Inc. and Gladstone Capital Corporation, companies in which the Company only owns equity securities.

        The improvement in the investment grade 4 at September 30, 2002 as compared to December 31, 2001 was principally due to strong performance at certain portfolio companies resulting in a net increase of three portfolio companies with an investment grade of 4. The improvement in the investment grade 3 as compared to December 31, 2001 is primarily the result of new investments made during the nine months ended September 30, 2002, which had a fair value of $367,196 as of September 30, 2002, as well as the steady performance of certain existing portfolio companies. The improvement in the investment grade 2 as compared to December 31, 2001 is partially due to the exits of certain portfolio companies during the nine months ended September 30, 2002 that were classified as an investment grade 2 at December 31, 2001 as well as the reduction in the fair value of certain investment grade 2 portfolio companies due to unrealized depreciation recorded during the nine months ended September 30, 2002. The improvement of the investment grade 2 was also attributable to the change in grades of certain portfolio companies to either grade 1 or grade 3 as a result of the underlying performance of the companies. The increase in investment grade 1 as compared to December 31, 2001 is primarily due the deterioration in performance of certain portfolio companies resulting in a net increase of three portfolio companies with an investment grade of 1.

        The Company stops accruing interest on its investments when it is determined that the full recovery of all contractual principle and interest becomes doubtful. The Company's valuation analysis serves as a critical piece of data in this determination. At September 30, 2002, nine loans with a face amount of $54,657 were on non-accrual. Four of the nine loans are grade 2 loans, and five of the loans are grade 1 loans. At December 31, 2001, four loans with a face amount of $49,860 were on non-accrual. Three of the four loans were grade 2 loans, and one of the loans was a grade 1 loan.

        At September 30, 2002 and December 31, 2001, loans past due were as follows:

Days Past Due	Number of Loans	September 30, 2002	Number of Loans	December 31, 2001
Accruing
1 — 30	1	$6,000	1	$6,477
31 — 60	—	$—	1	$22,152
61 — 90	—	$—	1	$14,400
Greater than 90	1	$14,156	3	$40,119
Non-Accruing	9	$54,657	4	$49,860

  Credit Statistics

        The Company monitors several key credit statistics that provide information about credit quality and portfolio performance. These key statistics include:

  •
  Debt to EBITDA Ratio—the sum of all debt with equal or senior security rights to the Company's debt investments divided by the total adjusted earnings before interest, taxes, depreciation and amortization ("EBITDA") of the most recent twelve months or, when appropriate, the forecasted twelve months.

  •
  Interest Coverage Ratio — EBITDA divided by the total scheduled cash interest payments required to have been made by the portfolio company during the most recent twelve-month period.

  •
  Debt Service Coverage Ratio—EBITDA divided by the total scheduled principal amortization and the total scheduled cash interest payments required to have been made during the most recent twelve-month period.

        The Company requires portfolio companies to provide annual audited and monthly unaudited financial statements. Using these statements, the Company calculates the statistics described above. Buyout and mezzanine funds typically adjust EBITDA due to the nature of change of control transactions. Such adjustments are intended to normalize and restate EBITDA to reflect the pro forma results of a company in a change of control transaction. For purposes of analyzing the financial performance of the portfolio companies, the Company makes certain adjustments to EBITDA to reflect the pro forma results of a company consistent with a change of control transaction. The Company evaluates portfolio companies using an adjusted EBITDA measurement. Adjustments to EBITDA may include anticipated cost savings resulting from a merger or restructuring, costs related to new product development, compensation to previous owners, and other acquisition or restructuring related items.

        The statistics are weighted by the Company's investment value for each portfolio company and do not include investments in which the Company holds only equity securities. The following charts show the weighted average Debt to EBITDA, Interest Coverage and Debt Service Coverage ratios for the aggregate investment portfolio as of the quarter ended September 30, 2002 and the years ended December 31, 2001, 2000, 1999, and 1998.

        In addition to these statistics, the company tracks its portfolio investments on a static-pool basis. A static pool consists of the investments made during a given year. The Pre-1999 static pool consists of the investments made from the time of the Company's IPO through the year ended December 31, 1998. The following table contains a summary of portfolio statistics as of and for the latest twelve months ended September 30, 2002:

Portfolio Statistics On a Weighted Average Basis* ($ in millions):	Aggregate	2002 YTD Static Pool	2001 Static Pool	2000 Static Pool	1999 Static Pool	Pre-1999 Static Pool
Original Investments and Commitments at Cost	$1,408	$392	$390	$277	$178	$171
Total Exits and Prepayments	$189	$12	$16	$63	$18	$80
Realized (Loss) Gain on Investments	$(10)	$—	$—	$(22)	$6	$6
Current Cost of Original Investments	$1,213	$381	$354	$213	$151	$114
Fair Value of Investments	$1,174	$392	$370	$180	$141	$91
Non-Accruing Loans	$55	$—	$10	$20	$16	$9
Interest Coverage	2.5	2.9	2.3	2.2	2.8	1.6
Debt Service Coverage	1.7	2.2	1.5	1.3	1.9	1.2
Debt to EBITDA	4.9	4.1	4.7	5.9	4.7	7.8
Investment Grade	3.0	3.0	3.1	3.0	3.2	2.7
Average Age of Companies**	40 years	36 years	45 years	36 years	51 years	35 years
Total Sales**	$5,076	$718	$1,780	$803	$1,123	$652
Average Sales**	$96	$41	$145	$105	$109	$86
Total EBITDA**	$602	$128	$222	$121	$92	$39
Average EBITDA**	$13	$8	$18	$18	$14	$8
Ownership Percentage**	43%	54%	34%	40%	43%	39%
% with Senior Lien***	26%	18%	43%	10%	20%	27%
% with Senior or Junior Lien***	77%	77%	72%	91%	74%	72%
Equity Interest at Fair Value	$271	$96	$90	$36	$36	$13

*
These amounts do not include investments in which the Company owns only equity.

**
Includes the Company's equity investments in Aerus, LLC (formerly Electrolux, LLC) and o2wireless Solutions, Inc.

***
As a percentage of the Company's total debt investments.

        The following charts show the weighted average Debt to EBITDA, Interest Coverage and Debt Service Coverage ratios for the Company's Pre-1999 Static Pool as of the quarter ended September 30, 2002 and the years ended December 31, 2001, 2000, 1999, and 1998:

        The following charts show the weighted average Debt to EBITDA, Interest Coverage and Debt Service Coverage ratios for the Company's 1999 Static Pool as of the quarter ended September 30, 2002 and the years ended December 31, 2001, 2000, and 1999:

        The following charts show the weighted average Debt to EBITDA, Interest Coverage and Debt Service Coverage ratios for the Company's 2000 Static Pool as of the quarter ended September 30, 2002 and the years ended December 31, 2001 and 2000:

        The following charts show the weighted average Debt to EBITDA, Interest Coverage and Debt Service Coverage ratios for the Company's 2001 Static Pool as of the quarter ended September 30, 2002 and the year ended December 31, 2001:

Impact of Inflation

        Management believes that inflation can influence the value of the Company's investments through the impact it may have on interest rates, the capital markets, the valuations of business enterprises and the relationship of the valuations to underlying earnings.

Quantitative and Qualitative Disclosure About Market Risk

        Because the Company funds a portion of its investments with borrowings under its revolving debt funding facility and asset securitizations, the Company's net operating income is affected by the spread between the rate at which it invests and the rate at which it borrows. The Company attempts to match-fund its liabilities and assets by financing floating rate assets with floating rate liabilities and fixed rate assets with fixed rate liabilities or equity. The Company enters into interest rate basis swap agreements to match the interest rate basis of its assets and liabilities, thereby locking in the spread between its asset yield and the cost of its borrowings, and to fulfill its obligations under the terms of its revolving debt funding facility and term securitizations. The goal of the Company's strategy is to reduce the effect of interest rate volatility on net operating income. The Company utilizes hedging instruments for non-trading and non-speculative purposes only.

        As a result of the Company's use of interest rate swaps, at September 30, 2002, approximately 33% of the Company's interest bearing assets provided fixed rate returns and approximately 67% of the Company's interest bearing assets provided floating rate returns. Adjusted for the effect of interest rate swaps, at September 30, 2002, the Company had floating rate investments, tied to one-month LIBOR or the prime lending rate, in debt securities with a face amount of approximately $623,300 and had total borrowings outstanding of approximately $524,806. All of the Company's outstanding debt at September 30, 2002 has a variable rate of interest based on one-month LIBOR. Assuming no changes to the Company's consolidated balance sheet at September 30, 2002, a hypothetical increase in one-month LIBOR by 100 basis points would increase net operating income by $1,272, or $.03 per share, over the next twelve months. A hypothetical 100 basis point decrease in one-month LIBOR would decrease net operating income $1,272, or $.03 per share, over the next twelve months.

        At September 30, 2002, the Company had entered into 30 interest rate basis swap agreements with two large commercial banks with debt ratings of A1 under which the Company either pays a floating rate based on the prime rate and receives a floating interest rate based on one-month LIBOR, or pays a fixed rate and receives a floating interest rate based on one-month LIBOR. For those investments contributed to the term securitizations, the interest swaps enable the Company to lock in the spread between the asset yield on the investments and the cost of the borrowings under the term securitizations. The excess of payments made to swap counter parties over payments received from swap counter parties is recorded as a reduction of interest income. One-month LIBOR was 1.81% and 1.88% at September 30, 2002 and December 31, 2001, respectively, and the prime rate remained unchanged at 4.75%.

        At September 30, 2002, the aggregate notional amount of the swap agreements was $658,868 and the agreements have a remaining term of approximately 6.1 years. The following tables present the interest rate swaps by class, and the payment terms weighted by notional amount, as of September 30, 2002 and December 31, 2001:

September 30, 2002
Type of Interest Rate Swap	Company Pays	Company Receives	Number of Contracts	Notional Value
Pay fixed, receive LIBOR floating	4.97%	LIBOR	19	$442,928
Pay prime floating, receive LIBOR floating	Prime	LIBOR + 2.77%	11	215,940

Total			30	$658,868

December 31, 2001
Type of Interest Rate Swap	Company Pays	Company Receives	Number of Contracts	Notional Value
Pay fixed, receive LIBOR floating	6.02%	LIBOR	9	$102,919
Pay prime floating, receive LIBOR floating	Prime	LIBOR + 2.73%	8	161,246

Total			17	$264,165

Controls and Procedures

        The Company maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Company's Exchange Act reports is recorded, processed, summarized and reported within the time periods specified in the SEC's rules and forms, and that such information is accumulated and communicated to the Company's management, including its Chief Executive Officer and Chief Financial Officer, as appropriate, to allow timely decisions regarding required disclosure based closely on the definition of "disclosure controls and procedures" in Rule 13a-14(c). In designing and evaluating the disclosure controls and procedures, management recognized that any controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives, and management necessarily was required to apply its judgment in evaluating the cost-benefit relationship of possible controls and procedures.

        Within 90 days prior to the date of this report, the Company carried out an evaluation, under the supervision and with the participation of the Company's management, including the Company's Chief Executive Officer and the Company's Chief Financial Officer, of the effectiveness of the design and operation of the Company's disclosure controls and procedures. Based on the foregoing, the Company's Chief Executive Officer and Chief Financial Officer concluded that the Company's disclosure controls and procedures were effective.

        There have been no significant changes in the Company's internal controls or in other factors that could significantly affect the internal controls subsequent to the date the Company completed its evaluation.

(This page has been left blank intentionally.)

PROSPECTUS

American Capital Strategies, Ltd.

$750,000,000

COMMON STOCK
PREFERRED STOCK
DEBT SECURITIES

        We may offer, from time to time, up to $750,000,000 aggregate initial offering price of our common stock, $0.01 par value per share (the "Common Stock"), preferred stock or debt securities (collectively, the "Securities") in one or more offerings. In addition, the holder of certain warrants issued to underwriters in our initial public offering of Common Stock (the "Warrant Holder") may, from time to time, offer to sell 26,598 shares of Common Stock (the "Warrant Shares") (which shall also be considered "Securities"). The Securities may be offered at prices and on terms to be set forth in one or more supplements to this Prospectus (each a "Prospectus Supplement"). In the case of our Common Stock, the offering price per share by us less any underwriting commissions or discounts will not be less than the net asset value per share of our Common Stock at the time we make the offering. You should read this Prospectus and the applicable Prospectus Supplement carefully before you invest in our Securities.

        Our Securities may be offered directly to one or more purchasers, including existing stockholders in a rights offering, through agents designated from time to time by us, or to or through underwriters or dealers. The Prospectus Supplement relating to the offering will identify any agents or underwriters involved in the sale of our Securities, and will set forth any applicable purchase price, fee, commission or discount arrangement between us and our agents or underwriters or among our underwriters or the basis upon which such amount may be calculated. The Warrant Holder may offer, pursuant to this Prospectus, the Warrant Shares to purchasers from time to time in transactions on the Nasdaq Stock Market, in negotiated transactions, or otherwise, or by a combination of these methods, at fixed prices that may be changed, at market prices prevailing at the time of the sale, at prices related to such market prices or at negotiated prices. See "Plan of Distribution." We may not sell any of our Securities through agents, underwriters or dealers without delivery of a Prospectus Supplement describing the method and terms of the offering of our Securities. Our Common Stock is traded on the Nasdaq National Market under the symbol "ACAS." As of July 26, 2002, the last reported sales price for our Common Stock was $24.02.

        We are a publicly traded buyout and mezzanine fund that is principally engaged in providing senior debt, subordinated debt and equity to middle market companies in need of capital for management buyouts including ESOP buyouts, growth, acquisitions, liquidity and restructuring. Our ability to fund the entire capital structure is an advantage in completing middle market transactions. We generally invest up to $35 million in each transaction and through our subsidiary, American Capital Financial Services, Inc. ("ACFS"), will arrange and secure capital for larger transactions. Our primary business objectives are to increase our net operating income and net asset value by investing our assets in senior debt, subordinated debt with detachable warrants and equity of middle market companies with attractive current yields and potential for equity appreciation. Our loans typically range from $5 million to $35 million, mature in five to ten years, and require monthly or quarterly interest payments at fixed rates or variable rates based on the prime rate, plus a margin. We price our debt and equity investments based on our analysis of each transaction. As of March 31, 2002, the weighted average effective interest rate on debt securities was 13.7%. From our initial public offering on August 29, 1997 (the "IPO") through May 20, 2002, we invested $185 million in equity securities and $998 million in debt securities of middle market companies, including over $27 million in funds committed but undrawn under credit facilities.

        This Prospectus contains information you should know before investing, including information about risks. Please read it before you invest and keep it for future reference. Additional information about us, including information contained in our Statement of Additional Information ("SAI"), dated as of the same date as this Prospectus, has been filed with the U.S. Securities and Exchange Commission (the "Commission"). You may obtain a copy of our SAI by writing us at our principal office, which is located at 2 Bethesda Metro Center, 14th Floor, Bethesda, MD 20814, Attention: Shareholder Relations. You may also obtain a copy of our SAI by calling 1-800-543-1976. We will not charge you for this document. The Commission maintains a Web site (http://www.sec.gov) that contains the SAI and other information regarding us. The SAI is incorporated in its entirety in this Prospectus by reference and its table of contents appears on page 67 of the Prospectus. See "Additional Information."

        An investment in our Securities involves certain risks, including, among other things, risks relating to investments in securities of small, private and developing businesses. We describe some of these risks in the section entitled "Risk Factors," which begins on page 9. You should carefully consider these risks together with all of the other information contained in this prospectus and any prospectus supplement before making a decision to purchase our Securities.

        The Securities being offered have not been approved or disapproved by the Commission or any state securities commission nor has the Commission or any state securities commission passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

        This Prospectus may not be used to consummate sales of Securities by us through agents, underwriters or dealers unless accompanied by a Prospectus Supplement.

The date of this Prospectus is August 6, 2002

PROSPECTUS SUMMARY

        The following summary contains basic information about this offering. It likely does not contain all the information that is important to an investor. For a more complete understanding of this offering, we encourage you to read this entire document and the documents to which we have referred.

        Information contained or incorporated by reference in this Prospectus or Prospectus Summary may contain "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, which can be identified by the use of forward-looking terminology such as "may," "will," "expect," "intend," "plans," "anticipate," "estimate" or "continue" or the negative thereof or other variations thereon or comparable terminology. The matters described in "Risk Factors" and certain other factors noted throughout this Prospectus and in any exhibits to the Registration Statement of which this Prospectus is a part, constitute cautionary statements identifying important factors with respect to any such forward-looking statements, including certain risks and uncertainties, that could cause actual results to differ materially from those in such forward-looking statements.

AMERICAN CAPITAL STRATEGIES, LTD.

        We are a publicly traded buyout and mezzanine fund that is principally engaged in providing senior debt, subordinated debt and equity to middle market companies in need of capital for management buyouts, including employee stock ownership plan ("ESOP") buyouts, growth, acquisitions, liquidity and restructurings. Our ability to fund the entire capital structure is an advantage in completing middle market transactions. The companies in which we invest are in a variety of industries and in diverse geographic locations, primarily in the United States. We also provide financial advisory services to portfolio companies through American Capital Financial Services, Inc. ("ACFS"), our wholly-owned subsidiary. We are a non-diversified, closed end investment company that has elected to be treated as a business development company ("BDC") under the Investment Company Act of 1940, as amended ("1940 Act"). Since October 1, 1997, we have operated so as to qualify to be taxed as a regulated investment company ("RIC") as defined in Subtitle A, Chapter 1, under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code") and anticipate continuing to operate in such manner. Qualifying as a RIC generally allows us to avoid paying corporate level federal income tax on income we distribute to our stockholders. See "Business."

        We typically invest between $5 million and $35 million in each transaction and through our subsidiary, ACFS, we will arrange and secure capital for larger transactions. We do not concentrate our investments in any particular industry or group of industries. Our primary business objectives are to increase our net operating income and net asset value by investing our assets in senior debt, subordinated debt with detachable warrants and capital stock of middle market companies with attractive current yields and potential for equity appreciation. Our loans typically mature in five to ten years and require monthly or quarterly interest payments at fixed rates or variable rates based on the prime rate, plus a margin. We price our debt and equity investments based on our analysis of each transaction. As of March 31, 2002, the weighted average effective interest rate on debt securities was 13.7%. See "Management's Discussion and Analysis of Financial Condition and Results of Operations."

        We generally acquire equity interests in the companies from which we have purchased debt securities with the goal of enhancing our overall return. As of March 31, 2002, we had a weighted average ownership interest of 41% in our portfolio companies assuming the exercise of warrants and conversion of preferred stock that we own. We are prepared to be a long-term partner to our portfolio companies thereby positioning us to participate in their future financing needs.

        The opportunity to liquidate our investment and realize a gain may occur if the business recapitalizes its equity, either through a sale to new owners or a public offering of its equity or if we exercise our rights to require the business to purchase the warrants and stock held by us ("Put Rights"). We generally do not have the right to require that a business undergo an initial public offering by registering securities under the Securities Act of 1933, but we generally do have the right to sell our equity interests in a public offering by the business to the extent permitted by the underwriters. See "Portfolio Companies."

        We make available significant managerial assistance to our portfolio companies. We assist management in developing the business plan of the company, hiring additional senior management when necessary, managing the capital structure of the company and participating on its board of directors.

        Prior to our IPO in August 1997, when we restructured our business activities, we had established ourselves as a leading firm in structuring and obtaining third party funding for management and employee buyouts of subsidiaries, divisions and product lines being divested by larger corporations through the use of an ESOP. The selling entities have included many nationally recognized companies. In most of the ESOP transactions structured by us, the employees agreed to restructure their wages and benefits so that overall cash compensation is reduced while contributions of stock are made to an ESOP. The resulting company was structured so that the fair market value of stock contributed to the ESOP could be deducted from corporate income before paying taxes. Restructuring employee compensation together with the ESOP tax advantages has the effect of improving the cash flow of the ESOP company. We are a leading firm in structuring and implementing ESOP employee buyouts. We believe that our ESOP knowledge and experience and our ability to fund transactions positions us favorably in the market place. See "Business."

THE OFFERING

        We may offer, from time to time, up to $750,000,000 of our Securities, on terms to be determined at the time of the offering. In addition, the Warrant Holder may offer to sell, from time to time, up to 26,598 shares of Common Stock. Our Securities may be offered at prices and on terms to be set forth in one or more Prospectus Supplements. In the case of the offering of our Common Stock, the offering price per share less any underwriting commissions or discounts will not be less than the net asset value per share of our Common Stock.

        Our Securities may be offered directly to one or more purchasers, including existing stockholders in a rights offering, through agents designated from time to time by us, or to or through underwriters or dealers. The Prospectus Supplement relating to the offering will set forth the terms of the offering, including the name or names of any agents or underwriters involved in the sale of our Securities by us, the purchase price, and any fee, commission or discount arrangement between us and our agents or underwriters or among our underwriters or the basis upon which such amount may be calculated. See "Plan of Distribution." We may not sell any of our Securities through agents, underwriters or dealers without delivery of a Prospectus Supplement describing the method and terms of the offering of our Securities.

        Set forth below is additional information regarding the offering of our Securities:

Nasdaq National Market Symbol	ACAS
Use of Proceeds
Unless otherwise specified in a Prospectus Supplement, we intend to use the net proceeds from the sale of our Securities for general corporate purposes, which may include investment in middle market companies in accordance with our investment objectives, repayment of indebtedness, acquisitions and other general corporate purposes. See "Use of Proceeds." The net proceeds from any sale of Warrant Shares by the Warrant Holder will belong to the Warrant Holder and will not be available to us.
Distributions
We have paid quarterly dividends to the holders of our Common Stock and generally intend to continue to do so. The amount of the quarterly dividends is determined by the Board of Directors and is based on our estimate of taxable ordinary income and net short-term capital gains. See "Price Range of Common Stock and Distributions." Certain additional amounts may be deemed as distributed to stockholders for income tax purposes. Other types of Securities will likely pay distributions in accordance with their terms.

Principal Risk Factors
Investment in our Securities involves certain risks relating to our structure and investment objectives that should be considered by the prospective purchasers of the Securities. We have a limited operating history upon which you can evaluate our business. In addition, as a BDC, our portfolio includes securities primarily issued by privately held companies. These investments may involve a high degree of business and financial risk, and are generally less liquid than public securities. Also, our determinations of fair value of privately-held securities may differ materially from the values that would exist if there was a ready market for these investments. A large number of entities compete for the same kind of investment opportunities as we do. Moreover, our business requires a substantial amount of cash to operate and to grow, and we are dependent on external financing. We borrow funds to make investments in and loans to middle market businesses. As a result, we are exposed to the risks of leverage, which may be considered a speculative investment technique. In addition, the failure to qualify as a RIC eligible for pass-through tax treatment under Subchapter M of the Code on income distributed to stockholders could have a materially adverse effect on the total return, if any, obtainable from an investment in our Securities. See "Risk Factors" for a discussion of these risks.
Certain Anti-Takeover Provisions
Our certificate of incorporation and bylaws, as well as certain statutory and regulatory requirements, contain certain provisions that may have the effect of discouraging a third party from making an acquisition proposal for us and thereby inhibit a change in control of us in circumstances that could give the holders of our Common Stock the opportunity to realize a premium over the then prevailing market price for our Common Stock. See "Risk Factors—Provisions Of Our Certificate of Incorporation and Bylaws Could Deter Takeover Attempts" and "Certain Provisions of the Second Amended and Restated Certificate of Incorporation and the Second Amended and Restated Bylaws."
Dividend Reinvestment Plan
Cash distributions to holders of our Common Stock may be reinvested under our Dividend Reinvestment Plan (the "Reinvestment Plan") in additional whole and fractional shares of Common Stock if you or your representative elects to enroll in the Reinvestment Plan. See "Dividend Reinvestment Plan" and "Business—The Company's Operations as a BDC and RIC."

FEES AND EXPENSES

        The following table will assist you in understanding the various costs and expenses that an investor in our Securities will bear directly or indirectly.

Stockholder Transaction Expenses
Sales load (as a percentage of offering price)(1)	—%
Dividend reinvestment plan fees(2)	—
Annualized Expenses (as a Percentage of Consolidated Net Assets Attributable to Common Shares)(3)
Management fees	—
Interest payments on borrowed funds(4)	1.44%
Other expenses(5)	4.59%

Total annual expenses (estimated)(6)	6.03%

(1)
In the event that the Securities to which this Prospectus relates are sold to or through underwriters, a corresponding Prospectus Supplement will disclose the applicable sales load.

(2)
The expenses of the reinvestment plan are included in stock record expenses, a component of "Total Operating Expenses." We have no cash purchase plan. The participants in the reinvestment plan will bear a pro rata share of brokerage commissions incurred with respect to open market purchases, if any. See "Dividend Reinvestment Plan."

(3)
Consolidated Net assets attributable to common shares equal net assets (i.e., total assets less total liabilities) at March 31, 2002.

(4)
The interest payments on borrowed funds percentage is based on estimated interest payments for the year ended December 31, 2002, divided by net assets attributable to our Common Stock. We had outstanding borrowings of $352,566,000 at March 31, 2002. This percentage for the year ended December 31, 2001 was 1.62%. See "Risk Factors—We may incur debt which could increase our investment risks" and "Financial Condition, Liquidity, and Capital Resources."

(5)
Other expenses are based on estimated amounts for the year ended December 31, 2002, and represent all expenses of the Company (except fees and expenses reported in other items of this table) that are deducted from the Company's assets and will be reflected as expenses in the Company's statement of operations. This percentage for the year ended December 31, 2001 was 3.47%.

(6)
Total annual expenses as a percentage of consolidated net assets attributable to Common Stock are higher than the total annual expenses percentage would be for a company that is not leveraged. The Company borrows money to leverage its net assets and increase its total assets. The total annual expenses percentage is required by the Commission to be calculated as a percentage of net assets, rather than the total assets, including assets that have been funded with borrowed monies. If the total annual expenses percentage were calculated instead as a percentage of total assets, total annual expenses for the Company would be 3.82% of consolidated total assets.

        The following example demonstrates the projected dollar amount of total cumulative expenses that would be incurred over various periods with respect to a hypothetical investment in our Securities. These amounts are based upon payment by us of operating expenses at the levels set forth in the table above which, as indicated above, does not include leverage or related expenses. In the event that shares to which this prospectus relates are sold to or through underwriters, a corresponding prospectus supplement will restate this example to reflect the applicable sales load.

	1 Year	3 Years	5 Years	10 Years
You would pay the following expenses on a $1,000 investment, assuming a 5% annual return	$60	$178	$294	$573

        This example should not be considered a representation of our future expenses, and actual expenses may be greater or less than those shown. Moreover, while the example assumes (as required by the Commission) a 5% annual return, our performance will vary and may result in a return greater or less than 5%. In addition, while the example assumes reinvestment of all dividends and distributions at net asset value, participants in the Reinvestment Plan may receive shares of Common Stock purchased by the Reinvestment Plan Administrator at the market price in effect at the time, which may be at, above or below net asset value. See "Dividend Reinvestment Plan."

CONSOLIDATED SUMMARY FINANCIAL DATA
(In thousands, except per share data and portfolio companies)

        The following summary of our consolidated financial information should be read in conjunction with our Financial Statements and Notes thereto presented elsewhere in this Prospectus. See "Management's Discussion and Analysis of Financial Condition and Results of Operations" on page 22 for more information.

	Three Months Ended March 31, 2002	Three Months Ended March 31, 2001	Year Ended December 31, 2001	Year Ended December 31, 2000	Year Ended December 31, 1999	Year Ended December 31, 1998	Three Months Ended December 31, 1997	Nine Months Ended September 30, 1997
Total operating income	$32,641	$22,693	$104,237	$70,052	$39,435	$22,206	$3,329	$2,901
Total operating expenses	9,390	7,641	32,612	27,382	16,365	8,160	1,635	2,651

Operating income before taxes	23,251	15,052	71,625	42,670	23,070	14,046	1,694	250
Income tax benefit (expense)	—	—	—	2,000	912	261	(29)	—

Net operating income	23,251	15,052	71,625	44,670	23,982	14,307	1,665	250
Net realized gain on investments	57	24	5,369	4,539	3,636	—	—	—
(Decrease) increase in unrealized appreciation on investments	(19,691)	(24,978)	(58,389)	(53,582)	69,583	2,608	772	5,321

Income (loss) before income taxes	3,617	(9,902)	18,605	(4,373)	97,201	16,915	2,437	5,571
Income tax expense	—	—	—	—	—	—	—	(2,128)

Net increase (decrease) in shareholders' equity resulting from operations	3,617	(9,902)	18,605	(4,373)	97,201	16,915	2,437	3,443

Per share data:
Net operating income:
Basic	$0.62	$0.54	$2.27	$2.00	$1.75	$1.29	$0.15
Diluted	$0.61	$0.53	$2.24	$1.96	$1.68	$1.25	$0.15
Net earnings (loss):
Basic	$0.10	$(0.36)	$0.59	$(0.20)	$7.07	$1.53	$0.22
Diluted	$0.09	$(0.35)	$0.58	$(0.19)	$6.80	$1.48	$0.21
Cash dividends	$0.59	$0.53	$2.30	$2.17	$1.74	$1.34	$0.21
Balance Sheet Data:
Total assets	$983,719	$616,437	$904,184	$613,999	$398,430	$275,051	$162,057	$154,322
Total shareholders' equity	623,090	426,036	640,265	445,167	311,745	152,723	150,652	150,539
Other Data:
Number of portfolio companies at period end	60	48	55	46	36	15	3
Principal amount of loan originations	$92,464	$46,914	$331,300	$257,509	$139,433	$116,864	$16,817
Principal amount of loan repayments	$3,038	$3,270	$67,863	$30,860	$31,882	$1,719	$93
NOI as % of average equity(1)(2)	13.9%	14.2%	13.1%	13.6%	12.6%	9.9%	1.2%
Return on equity(2)(3)	2.3%	(9.1)%	3.4%	(1.3)%	51.0%	11.7%	6.5%
Weighted average yield on investments(2)	13.7%	13.9%	13.9%	14.6%	13.9%	13.0%	12.2%

(1)
Calculated before effect of appreciation (depreciation).
(2)
Amounts are annualized for the three months ended March 31, 2002 and 2001, and December 31, 1997.
(3)
Return represents net increase (decrease) in shareholders' equity resulting from operations.

ADDITIONAL INFORMATION

        We have filed with the Commission a Registration Statement on Form N-2 (together with all amendments and exhibits, the "Registration Statement") under the Securities Act of 1933, as amended (the "Securities Act"), with respect to the Securities offered by this Prospectus. The Prospectus, which is a part of the Registration Statement, does not contain all of the information set forth in the Registration Statement or the exhibits and schedules thereto. For further information with respect to our business and our Securities, reference is made to the Registration Statement, including the exhibits and schedules thereto and the SAI, contained in the Registration Statement.

        We also file reports, proxy statements and other information with the Commission under the Securities Exchange Act of 1934, as amended. Such reports, proxy statements and other information, as well as the Registration Statement and the exhibits and schedules thereto, can be inspected at the public reference facilities maintained by the Commission at Room 1024, 450 Fifth Street, N.W., Washington, D.C. 20549. Information about the operation of the public reference facilities may be obtained by calling the Commission at 1-800-SEC-0330. The Commission maintains a web site that contains reports, proxy statements and other information regarding registrants, including the Company, that file such information electronically with the Commission. The address of the Commission's web site is (http:// www.sec.gov). Copies of such material may also be obtained from the Public Reference Section of the Commission at 450 Fifth Street, N.W., Washington, D.C. 20549, at prescribed rates. Our Common Stock is listed on the Nasdaq National Market, and such reports, proxy statements and other information can also be inspected at the offices of the Nasdaq Stock Market, 1735 K Street, N.W., Washington, D.C. 20006.

        We also furnish to our stockholders annual and quarterly reports, which will include annual financial information that has been examined and reported on, with an opinion expressed, by independent public accountants, and quarterly unaudited financial information. See "Experts."

RISK FACTORS

        You should carefully consider the risks described below together with all of the other information provided and incorporated by reference in this Prospectus (or any Prospectus Supplement) before making a decision to purchase our Securities. The risks and uncertainties described below are not the only ones facing our Company. Additional risks and uncertainties not presently known to us, or not presently deemed material by us, may also impair our operations and performance.

        If any of the following risks actually occur, our business, financial condition or results of operations could be materially adversely affected. If that happens, the trading price of our Common Stock could decline, and you may lose all or part of your investment.

        This Prospectus also contains forward-looking statements that involve risks and uncertainties. Our actual results could differ materially from those anticipated in these forward-looking statements as a result of certain factors, including the risks faced by us described below and elsewhere in or incorporated by reference in this Prospectus (or any Prospectus Supplement).

We have a limited operating history upon which you can evaluate our business

        Although we commenced operations in 1986, we materially changed our business plan and format in October 1997 from structuring and arranging financing for buyout transactions on a fee for services basis to primarily being a lender to and investor in middle market companies. Therefore, we have only a limited history of operations as a lender to and investor in middle market companies upon which you can evaluate our business. While we generally have been profitable since October 1997, there can be no assurance that we will remain profitable in future periods, nor can we offer investors any assurance that we will successfully implement our growth strategy. In addition, we have limited operating results under our new business plan which would demonstrate the effect of a general economic recession on our business.

We make loans to and investments in middle market borrowers who may default on their loans or provide no return on our investments

        We invest in and lend to middle market businesses. There is generally no publicly available information about these businesses. Therefore, we rely on our principals, associates, analysts and consultants to investigate these businesses. The portfolio companies in which we invest may have significant variations in operating results, may from time to time be parties to litigation, may be engaged in rapidly changing businesses with products subject to a substantial risk of obsolescence, may require substantial additional capital to support their operations, to finance expansion or to maintain their competitive position, may otherwise have a weak financial position or may be adversely effected by changes in the business cycle. Our portfolio companies may not meet net income, cash flow and other coverage tests typically imposed by senior lenders. Numerous factors may affect a portfolio company's ability to repay its loan, including the failure to meet its business plan, a downturn in its industry or negative economic conditions. A deterioration in a portfolio company's financial condition and prospects may be accompanied by deterioration in the collateral for the loan. We also make unsecured, subordinated loans and invest in equity securities, which involve a higher degree of risk than senior loans.

        Middle market businesses typically have narrower product lines and smaller market shares than large businesses. They tend to be more vulnerable to competitors' actions and market conditions, as well as general economic downturns. In addition, portfolio companies may face intense competition, including competition from companies with greater financial resources, more extensive development, manufacturing, marketing, and other capabilities, and a larger number of qualified managerial and technical personnel.

        These businesses may also experience substantial variations in operating results. Typically, the success of a middle market business also depends on the management talents and efforts of one or two persons or a small group of persons. The death, disability or resignation of one or more of these persons could have a material adverse impact on us. In addition, middle market businesses often need substantial additional capital to expand or compete and will have borrowed money from other lenders.

        Our senior loans generally are secured by the assets of our borrowers. Our subordinated loans are often secured by the assets of the borrower but our rights to payment and our security interest are usually subordinated to the payment rights and security interests of the senior lender. Therefore, we may be limited in our ability to enforce our rights to collect our loans and to recover any of the loan balance through a foreclosure of collateral.

        Often, a deterioration in a borrower's financial condition and prospects is accompanied by a deterioration in the value of the collateral securing its loan. In certain cases, our involvement in the management of our portfolio companies may subject us to additional defenses and claims from borrowers and third parties. These conditions may make it difficult for us to obtain repayment of our loans.

There is uncertainty regarding the value of our privately held securities

        A majority of our portfolio securities are not publicly traded. We value these securities based on a determination of their fair value made in good faith by our Board of Directors. Due to the uncertainty inherent in valuing securities, as set forth in our financial statements, that are not publicly traded, our determinations of fair value may differ materially from the values that would exist if a ready market for these securities existed. Our net asset value could be materially affected if our determinations regarding the fair value of our investments are materially different from the values that would exist if a ready market existed for these securities.

We may not realize gains from our equity investments

        When we make a loan, we generally receive warrants to acquire stock issued by the borrower, and we may make direct equity investments. Our goal ultimately is to dispose of these equity interests and realize gains. These equity interests may not appreciate in value and, in fact, may depreciate in value. Accordingly, we may not be able to realize gains from our equity interests.

The lack of liquidity of our privately held securities may adversely affect our business

        Most of our investments consist of securities acquired directly from their issuers in private transactions. Some of these securities are subject to restrictions on resale (including in some instances legal restrictions) or otherwise are less liquid than public securities. The illiquidity of our investments may make it difficult for us to obtain cash equal to the value at which we record our investments if the need arises.

We have invested in a limited number of portfolio companies

        A consequence of a limited number of investments is that the aggregate returns realized by us may be substantially adversely affected by the unfavorable performance of a small number of such investments or a substantial writedown of any one investment. Beyond our regulatory and income tax guidelines, we do not have fixed guidelines for industry diversification, and investments could potentially be concentrated in relatively few industries.

We have limited information regarding the companies in which we invest

        Consistent with our operation as a business development company, our portfolio consists primarily of securities issued by privately held companies. There is generally little or no publicly available information about such companies, and we must rely on the diligence of our employees and the consultants we hire to obtain the information necessary for our decision to invest in them. There can be no assurance that our diligence efforts will uncover all material information about the privately held business necessary to make a fully informed investment decision.

Our portfolio companies may be highly leveraged

        Leverage may have important adverse consequences to these companies and to us as an investor. These companies may be subject to restrictive financial and operating covenants. The leverage may impair these companies' ability to finance their future operations and capital needs. As a result, these companies' flexibility to respond to changing business and economic conditions and to business opportunities may be limited. A leveraged company's income and net assets will tend to increase or decrease at a greater rate than if borrowed money were not used.

Our business is dependent on external financing

        Our business requires a substantial amount of cash to operate. We historically have obtained the cash required for operations through the issuance of debt, sale of certain of our loan assets to special purpose affiliates and their issuance of debt secured by such assets and the issuance of equity.

        Senior Securities.    We have issued, and intend to continue to issue, debt securities and other evidences of indebtedness, up to the maximum amount permitted by the 1940 Act, which currently permits us, as a BDC, to issue debt securities and preferred stock (collectively, "Senior Securities") in amounts such that our asset coverage, as defined in the 1940 Act, is at least 200% after each issuance of Senior Securities. As a result, we are exposed to the risks of leverage. We have also retained the right to issue preferred stock. As permitted by the 1940 Act, we may, in addition, borrow amounts up to five percent (5%) of our total assets for temporary purposes.

        Term Debt Securities.    Trusts affiliated with us have issued, and we or our affiliates may issue in the future, term debt securities to institutional investors. As of March 31, 2002, these affiliated trusts had issued $167,398,000 Class A notes and $95,299,000 Class B notes to institutional investors and $87,400,068 of Class C notes had been retained by affiliated limited liability companies (the "Term Debt Notes"). These notes are secured by loans to a total of 45 of our portfolio companies that we contributed to the respective affiliated trusts. While we have not guaranteed the repayment of Term Debt Notes, we must repurchase the loans if certain representations are breached.

        Revolving Debt Funding Facility.    We depend in part on our commercial paper conduit securitization facility (the "Facility") to generate cash for funding our investments. The Facility is secured by loans to most of our portfolio companies, that have been contributed to an affiliated trust. While we have not guaranteed the repayment of the Facility, we must repurchase these loans if certain representations and warranties are breached. As of March 31, 2002, our Facility has an aggregate commitment of $225 million.

        A failure to renew our existing Facility or obtain substitute senior financing facilities, to increase our capacity under our existing Facility, to sell additional Term Debt Notes or to add a new Facility could have a material adverse effect on our business, financial condition and results of operations. See the description of the Term Debt Notes and the Facility (the "Debt Facilities") under "Management's Discussion and Analysis of Financial Condition And Results of Operations—Financial Condition, Liquidity and Capital Resources."

        Common Stock.    Because we are constrained in our ability to issue debt for the reasons given above, we are dependent on the issuance of equity as a financing source. We are restricted to issuing equity at prices equal to or above our net asset value at the time of issuance. There can be no assurances that we can issue equity when necessary. If additional funds are raised through the issuance of Common Stock or debt securities convertible into or exchangeable for Common Stock, the percentage ownership of our stockholders at the time would decrease and they may experience additional dilution. In addition, any convertible or exchangeable securities may have rights, preferences and privileges more favorable than those of the Common Stock.

        The following table is designed to illustrate the effect on return to a holder of the Company's Common Stock of the leverage created by the Company's use of borrowing, at the weighted average interest rate 4.1% for the twelve months ended March 31, 2002 and assuming hypothetical annual returns on the Company's portfolio of minus 15 to plus 15 percent. As can be seen, leverage generally increases the return to stockholders when the portfolio return is positive and decreases return when the portfolio return is negative. Actual returns may be greater or less than those appearing in the table.

Assumed Return on Portfolio (Net of Expenses)(1)	-15.0%	-10.0%	-5.0%	—	5.0%	10.0%	15.0%
Corresponding Return to Common Stockholders(2)	-22.8%	-15.7%	-8.7%	-1.6%	5.5%	12.5%	19.6%

(1)
The Assumed Portfolio Return is required by regulation of the Commission and is not a prediction of, and does not represent, the projected or actual performance of the Company.

(2)
In order to compute the "Corresponding Return to Common Stockholders," the "Assumed Return on Portfolio" is multiplied by the total value of the Company's assets at the beginning of the Company's fiscal year to obtain an assumed return to the Company. From this amount, all interest accrued during the year is subtracted to determine the return available to stockholders. The return available to stockholders is then divided by the total value of the Company's net assets as of the beginning of the fiscal year to determine the "Corresponding Return to Common Stockholders."

We may incur additional debt that could increase your investment risks

        We or our affiliates borrow money or issue debt securities to provide us with additional funds to invest. Our lenders have fixed dollar claims on our assets or the assets of our affiliates that are senior to the claims of our stockholders and, thus, our lenders have preference over our stockholders with respect to these assets. In particular, the assets that our affiliates have pledged to lenders under our Debt Facilities were sold or contributed to separate business trusts prior to such pledge. While we own a beneficial interest in these trusts, these assets are property of the respective trusts, available to satisfy the debts of the trusts, and would only become available for distribution to our stockholders to the extent specifically permitted under the agreements governing the debt facilities. See "Risk Factors—Our Debt Facilities impose certain limitations on us."

        Although borrowing money for investment increases the potential for gain, it also increases the risk of a loss. A decrease in the value of our investments will have a sharper impact on the value of our Common Stock if we borrow money to make investments. Our ability to pay dividends could also be adversely impacted. In addition, our ability to pay dividends or incur additional indebtedness would be restricted if asset coverage is not equal to at least twice our indebtedness. If the value of our assets declines, we might be unable to satisfy that test. If this happens, we may be required to sell some of our investments and repay a portion of our indebtedness at a time when a sale may be disadvantageous. See "Assumed Return on the Company's Portfolio."

A change in interest rates may adversely affect our profitability

        A portion of our income will depend upon the difference between the rate at which we or our affiliated trusts borrow funds and the rate at which we loan these funds. We anticipate using a combination of equity and long-term and short-term borrowings to finance our lending activities. Certain of our borrowings may be at fixed rates and others at variable rates. As of March 31, 2002, none of the borrowings by our affiliated trusts was at fixed rates of interest and $353 million was at variable rates of interest determined on the basis of a benchmark LIBOR rate. In addition, as a result of the Company's use of interest rate swaps, approximately 33% of the loans in our portfolio were at fixed rates and approximately 67% were at variable rates. We typically undertake to hedge against the risk of adverse movement in interest rates in our Debt Facilities as against our portfolio of assets. Hedging activities may limit our ability to participate in the benefits of lower interest rates with respect to the hedged portfolio. Adverse developments resulting from changes in interest rates or hedging transactions could have a material adverse effect on our business, financial condition and results of operations. See "Business—The Company's Operations as a BDC and RIC."

An economic downturn could affect our operating results

        An economic downturn may adversely affect middle market businesses, which are our primary market for investments. Such a downturn could also adversely affect our ability to obtain capital to invest in such companies. These results could have a material adverse effect on our business, financial condition and results of operations.

Our Debt Facilities impose certain limitations on us

        In March 1999, pursuant to the Facility, we established a line of credit administered by First Union Securities, Inc. This facility, which has an aggregate commitment of $225 million, is not available for further draws after April 30, 2005, and is subject to annual renewals thereafter with the consent of our lenders. The Facility contains customary default provisions, as well as the following default provisions: a cross-default on our debt of $1 million or more, a minimum net worth requirement of $100 million plus seventy-five percent (75%) of any new equity or subordinated debt, a default triggered by a change of control and a default arising from the termination of any two of Malon Wilkus, Ira Wagner and John Erickson as our executive officers.

        We issued a total of $115 million in Term Debt Notes in December 2000 and January 2001, and an additional $147 million in Term Debt Notes in March 2002, to institutional investors. These securities contain customary default provisions, as well as the following default provisions: a failure on our part, as the originator of the loans securing the Term Debt Notes or as the servicer of these loans to make any payment or deposit required under related agreements within two business days after the date the payment or deposit is required to be made, or if we alter or amend our credit and collection policy in a manner that could have a material adverse effect on the holders of the Term Debt Notes. A default will also occur under the Term Debt Notes issued in 2000 and 2001 if the difference between the interest rate of such Term Debt Notes and the rate earned on the underlying loans is less than 7% per annum.

The occurrence of an event of default under our Debt Facilities could lead to termination of those facilities

        Our Debt Facilities contain certain default provisions, some of which are described in the immediately preceding paragraph. An event of default under our Debt Facilities could result, among other things, in termination of further funds availability under that facility, an accelerated maturity date for all amounts outstanding under that facility and the disruption of all or a portion of the business financed by that facility. This could reduce our revenues and, by delaying any cash payment allowed to us under our facility until the lender has been paid in full, reduce our liquidity and cash flow.

We may experience fluctuations in our quarterly results

        We could experience fluctuations in our quarterly operating results due to a number of factors including, among others, variations in and the timing of the recognition of realized and unrealized gains or losses, the degree to which we encounter competition in our markets, the ability to find and close suitable investments and general economic conditions. As a result of these factors, results for any period should not be relied upon as being indicative of performance in future periods. See "Management's Discussion and Analysis of Financial Condition and Results of Operations."

We may fail to continue to qualify for our pass-through tax treatment

        We have operated since October 1, 1997 so as to qualify to be taxed as a RIC under Subchapter M of the Code and, provided we meet certain requirements under the Code, we can generally avoid corporate level federal income taxes on income distributed to you and other stockholders as dividends. We would cease to qualify for this favorable pass-through tax treatment if we are unable to comply with the source of income, diversification or distribution requirements contained in Subchapter M of the Code, or if we cease to operate so as to qualify as a BDC under the 1940 Act. If we fail to qualify to be taxed as a RIC or to distribute our income to stockholders on a current basis, we would be subject to corporate level taxes which would significantly reduce the amount of income available for distribution to stockholders. The loss of our current tax treatment could have a material adverse effect on the total return, if any, obtainable from your investment in the Securities. See "Business—The Company's Operations as a BDC and RIC."

There is a risk that you may not receive dividends

        Since our initial public offering, we have distributed more than 98% of our investment company taxable income, including 98% of our net realized short-term capital gains on a quarterly basis to our stockholders. Our current intention is to continue these distributions to our stockholders. Net realized long-term capital gains may be retained and treated as a distribution for federal tax purposes, to supplement our equity capital and support growth in our portfolio, unless our Board of Directors determines in certain cases to make a distribution. We cannot assure you that we will achieve investment results or maintain a tax status that will allow any specified level of cash distributions or year-to-year increases in cash distributions.

Our financial condition and results of operations will depend on our ability to manage effectively any future growth

        We have grown significantly since we materially changed our business plan and format in October 1997. Our ability to sustain continued growth depends on our ability to identify, evaluate, finance and invest in suitable companies that meet our investment criteria. Accomplishing such a result on a cost-effective basis is largely a function of our marketing capabilities, our management of the investment process, our ability to provide competent, attentive and efficient services, our access to financing sources on acceptable terms and the capabilities of our technology platform. As we grow, we will also be required to hire, train, supervise and manage new employees. Failure to manage effectively any future growth could have a material adverse effect on our business, financial condition and results of operations.

We are dependent upon our key management personnel for our future success

        We are dependent for the final selection, structuring, closing and monitoring of our investments on the diligence and skill of our senior management and other management members. Our future success depends to a significant extent on the continued service and coordination of our senior management team, particularly Malon Wilkus, our Chairman, Chief Executive Officer and President, Ira Wagner, our

Executive Vice President and Chief Operating Officer, and John Erickson, our Executive Vice President and Chief Financial Officer. The departure of any of our executive officers or key employees could materially adversely affect our ability to implement our business strategy, and the departure of any two of Malon Wilkus, Ira Wagner, and John Erickson would be a default of the servicing provisions under the Facility. We do not maintain key man life insurance on any of our officers or employees.

We operate in a highly competitive market for investment opportunities

        We compete with a large number of private equity funds and mezzanine funds, investment banks and other equity and non-equity based investment funds, and other sources of financing, including traditional financial services companies such as commercial banks. Some of our competitors are substantially larger and have considerably greater financial resources than us. Competitors may have lower cost of funds and many have access to funding sources that are not available to us. In addition, certain of our competitors may have higher risk tolerances or different risk assessments, which could allow them to consider a wider variety of investments and establish more relationships and build their market shares. There is no assurance that the competitive pressures we face will not have a material adverse effect on our business, financial condition and results of operations. Also, as a result of this competition, we may not be able to take advantage of attractive investment opportunities from time to time and there can be no assurance that we will be able to identify and make investments that satisfy our investment objectives or that we will be able to meet our investment goals.

Provisions of our certificate of incorporation and bylaws could deter takeover attempts

        Our certificate of incorporation and bylaws and the Delaware General Corporation Law contain provisions that may have the effect of discouraging, delaying or making more difficult a change in control and preventing the removal of incumbent directors. The existence of these provisions may negatively impact on the price of our Common Stock and may discourage third-party bids. These provisions may reduce any premiums paid to you for shares of your Common Stock. Furthermore, we are subject to Section 203 of the Delaware General Corporation Law. Section 203 governs business combinations with interested stockholders, and also could have the effect of delaying or preventing a change in control.

Changes in laws or regulations governing our operations may adversely affect our business

        We and our portfolio companies are subject to regulation by laws at the local, state and federal level. These laws and regulations, as well as their interpretation, may be changed from time to time. Accordingly, any change in these laws or regulations could have a material adverse impact on our business. See "Regulation."

We could face losses and potential liability if intrusions, viruses or similar disruptions to our technology that jeopardizes our confidential information or that of users of our technology

        Although we have implemented, and will continue to implement, security measures, our technology platform is and will continue to be vulnerable to intrusion, computer viruses or similar disruptive problems caused by transmission from unauthorized users. The misappropriation of proprietary information could expose us to a risk of loss or litigation.

Failure to deploy new capital may reduce our return on equity

        If we fail to invest our new capital effectively our return on equity may be negatively impacted, which could reduce the price of your Common Stock.

The market price of our Common Stock may fluctuate significantly

        The market price and marketability of shares of our Common Stock may from time to time be significantly affected by numerous factors, including many over which we have no control and that may not be directly related to us. These factors include the following:

  •
  price and volume fluctuations in the stock market from time to time, which are often unrelated to the operating performance of particular companies;

  •
  significant volatility in the market price and trading volume of securities of RICs, BDCs or other companies in our sector, which is not necessarily related to the operating performance of these companies;

  •
  changes in regulatory policies or tax guidelines, particularly with respect to RICs or BDCs;

  •
  changes in earnings or variations in operating results;

  •
  any shortfall in revenue of net income or any increase in losses from levels expected by securities analysts;

  •
  general economic trends and other external factors; and

  •
  loss of a major funding source.

        Fluctuations in the trading price of our common stock may adversely affect the liquidity of the trading market for our common stock and, in the event that we seek to raise capital through future equity financings, our ability to raise such equity capital.

Future sales of our Common Stock may negatively affect our stock price

        The market price of our Common Stock could decline as a result of sales of a large number of shares of our Common Stock in the market, or the perception that such sales could occur. These sales also might make it more difficult for us to sell additional equity securities in the future at a time and at a price that we deem appropriate.

Our Common Stock may be difficult to resell

        Investors may not be able to resell shares of Common Stock at or above their purchase prices due to a number of factors, including:

  •
  actual or anticipated fluctuation in our operating results;

  •
  volatility in our Common Stock price;

  •
  changes in expectations as to our future financial performance or changes in financial estimates of securities analysts;

  •
  departures of key personnel; and

  •
  the operating and stock price performance of other comparable companies.

USE OF PROCEEDS

        Unless otherwise specified in the Prospectus Supplement accompanying this Prospectus, the Company intends to use the net proceeds from the sale of the Securities for general corporate purposes, which may include investment in middle market companies in accordance with the Company's investment objectives, repayment of the Company's indebtedness outstanding from time to time, acquisitions and other general corporate purposes.

        The Company anticipates that substantially all of the net proceeds of any offering of Securities will be utilized in the manner described above within six months, and in any event within two years. Pending such utilization, the Company intends to invest the net proceeds of any offering of Securities in time deposits, income-producing securities with maturities of three months or less that are issued or guaranteed by the federal government or an agency thereof and high quality debt securities maturing in one year or less from the time of investment.

        Any proceeds from the sale of Warrant Shares will belong to the Warrant Holder and will not belong to the Company.

PRICE RANGE OF COMMON STOCK AND DISTRIBUTIONS

        Since the Company became a RIC, it has distributed, and currently intends to continue to distribute in the form of dividends, a minimum of 98% of its investment company taxable income including 98% of its net realized short-term capital gains, if any, on a quarterly basis to its stockholders. Net realized long-term capital gains may be retained and treated as a distribution for federal tax purposes, to supplement the Company's equity capital and support growth in its portfolio, unless the Board of Directors determines in certain cases to make a distribution. There is no assurance that the Company will achieve investment results or maintain a tax status that will permit any specified level of cash distributions or year-to-year increases in cash distributions. At the option of a holder of Common Stock, all cash distributions can be reinvested automatically under the Company's Reinvestment Plan in additional whole and fractional shares. A stockholder whose shares are held in the name of a broker or other nominee should contact the broker or nominee regarding participation in the Reinvestment Plan on the stockholder's behalf. See "Risk Factors—We May Lose Our Pass-Through Tax Treatment;" "Reinvestment Plan;" and "Business—The Company's Operations as a BDC and RIC." The Common Stock of the Company historically trades at prices both above and below its net asset value. There can be no assurance, however, that such premium or discount, as applicable, to net asset value will be maintained.

        The Company's Common Stock is quoted on the Nasdaq Stock Market under the symbol ACAS. As of May 20, 2002, the Company had 391 stockholders of record and approximately 30,000 beneficial owners. The following table sets forth the range of high and low sales prices of the Company's Common Stock as reported on the Nasdaq Stock Market and the dividends declared by the Company for the period from August 29, 1997, when public trading of the Common Stock commenced pursuant to the IPO, through May 20, 2002.

BID PRICE

	Net Asset Value Per Share(1)	High	Low	Dividend Declared	Premium (Discount) of Low Sales Price to Net Asset Value	Premium (Discount) of High Sales Price to Net Asset Value
1997
Third Quarter (beginning August 29, 1997)	$13.60	$20.25	$18.50	$0.00	36.03%	48.90%
Fourth Quarter	$13.61	$20.75	$16.50	$0.21	21.23%	52.46%
1998
First Quarter	$13.63	$22.50	$17.25	$0.25	26.56%	65.08%
Second Quarter	$13.65	$24.63	$21.25	$0.29	55.68%	80.44%
Third Quarter	$13.77	$24.25	$10.13	$0.32	(26.43)%	76.11%
Fourth Quarter	$13.80	$18.44	$9.19	$0.48	(33.42)%	33.62%
1999
First Quarter	$14.02	$19.00	$14.00	$0.41	(0.14)%	35.52%
Second Quarter	$13.80	$21.25	$16.00	$0.43	15.94%	53.99%
Third Quarter	$13.64	$20.00	$16.25	$0.43	19.13%	46.63%
Fourth Quarter	$17.08	$23.13	$17.88	$0.47	4.60%	35.42%
2000
First Quarter	$17.69	$26.81	$20.88	$0.45	18.03%	51.55%
Second Quarter	$18.15	$27.75	$19.81	$0.49	9.15%	52.90%
Third Quarter	$16.51	$26.00	$21.75	$0.49	31.70%	57.44%
Fourth Quarter	$15.90	$26.00	$20.25	$0.74	27.38%	63.55%
2001
First Quarter	$15.06	$27.88	$21.88	$0.53	45.29%	85.13%
Second Quarter	$16.51	$28.10	$24.25	$0.55	46.88%	70.20%
Third Quarter	$16.62	$29.50	$24.14	$0.56	45.25%	77.50%
Fourth Quarter	$16.84	$29.89	$24.48	$0.66	45.37%	77.49%
2002
First Quarter	$16.63	$31.90	$26.45	$0.59	59.05%	91.82%
Second Quarter (2)	—	$32.98	$24.81	$0.63	—	—
Third Quarter (Through July 26, 2002)	—	$27.99	$20.30	$0.66	—	—

(1)
Net Asset Value per share is determined as of the last day in the relevant quarter and therefore may not reflect the net asset value per share on the date of the high and low sale price. Historically, the Company's net assets have been highest at the end of the quarter. The net asset values shown are based on outstanding shares at the end of each period.

(2)
Net Asset Value per share cannot yet be determined for June 30, 2002.

CONSOLIDATED SELECTED FINANCIAL DATA
(In thousands, except per share data and portfolio companies)

        The selected financial data should be read in conjunction with the Company's financial statements and notes thereto. As discussed in Notes 1 and 2, the Company completed an initial public offering of its Common Stock on August 29, 1997, and on October 1, 1997, began to operate as a BDC so as to qualify to be taxed as a RIC. As a result of the changes, the financial results of the Company for periods prior to October 1, 1997 are not comparable to periods commencing October 1, 1997 and are not expected to be representative of the financial results of the Company in the future.

	Three Months Ended March 31, 2002	Three Months Ended March 31, 2001	Year Ended December 31, 2001	Year Ended December 31, 2000	Year Ended December 31, 1999	Year Ended December 31, 1998	Three Months Ended December 31, 1997	Nine Months September 30, Ended 1997
Total operating income	$32,641	$22,693	$104,237	$70,052	$39,435	$22,206	$3,329	$2,901
Total operating expenses	9,390	7,641	32,612	27,382	16,365	8,160	1,635	2,651

Operating income before taxes	23,251	15,052	71,625	42,670	23,070	14,046	1,694	250
Income tax benefit (expense)	—	—	—	2,000	912	261	(29)	—

Net operating income	23,251	15,052	71,625	44,670	23,982	14,307	1,665	250
Net realized gain on investments	57	24	5,369	4,539	3,636	—	—	—
(Decrease) increase in unrealized appreciation on investments	(19,691)	(24,978)	(58,389)	(53,582)	69,583	2,608	772	5,321

Income (loss) before income taxes	3,617	(9,902)	18,605	(4,373)	97,201	16,915	2,437	5,571
Income tax expense	—	—	—	—	—	—	—	(2,128)

Net increase (decrease) in shareholders' equity resulting from operations	3,617	(9,902)	18,605	(4,373)	97,201	16,915	2,437	3,443

Per share data:
Net operating income:
Basic	$0.62	$0.54	$2.27	$2.00	$1.75	$1.29	$0.15
Diluted	$0.61	$0.53	$2.24	$1.96	$1.68	$1.25	$0.15
Net earnings (loss):
Basic	$0.10	$(0.36)	$0.59	$(0.20)	$7.07	$1.53	$0.22
Diluted	$0.09	$(0.35)	$0.58	$(0.19)	$6.80	$1.48	$0.21
Cash dividends	$0.59	$0.53	$2.30	$2.17	$1.74	$1.34	$0.21
Balance Sheet Data:
Total assets	$983,719	$616,437	$904,184	$613,999	$398,430	$275,051	$162,057	$154,322
Total shareholders' equity	623,090	426,036	640,265	445,167	311,745	152,723	150,652	150,539
Other Data:
Number of portfolio companies at period end	60	48	55	46	36	15	3
Principal amount of loan originations	$92,464	$46,914	$331,300	$257,509	$139,433	$116,864	$16,817
Principal amount of loan repayments	$3,038	$3,270	$67,863	$30,860	$31,882	$1,719	$93
NOI as % of average equity(1)(2)	13.9%	14.2%	13.1%	13.6%	12.6%	9.9%	1.2%
Return on equity(2)(3)	2.3%	(9.1)%	3.4%	(1.3)%	51.0%	11.7%	6.5%
Weighted average yield on investments(2)	13.7%	13.9%	13.9%	14.6%	13.9%	13.0%	12.2%

(1)
Calculated before effect of appreciation (depreciation).

(2)
Amounts are annualized for the three months ended March 31, 2002 and 2001, and December 31, 1997.

(3)
Return represents net increase (decrease) in shareholders' equity resulting from operations.

MANAGEMENT'S DISCUSSION AND ANALYSIS OF
FINANCIAL CONDITION AND RESULTS OF OPERATIONS
(in thousands except per share data)

        All statements contained herein that are not historical facts including, but not limited to, statements regarding anticipated activity are forward looking in nature and involve a number of risks and uncertainties. Actual results may differ materially. Among the factors that could cause actual results to differ materially are the following: changes in the economic conditions in which the Company operates negatively impacting the financial resources of the Company; certain of the Company's competitors with substantially greater financial resources than the Company reducing the number of suitable investment opportunities offered to the Company or reducing the yield necessary to consummate the investment; volatility in the value of equity investments; increased costs related to compliance with laws, including environmental laws; general business and economic conditions and other risk factors described in the Company's reports filed from time to time with the Securities and Exchange Commission. The Company cautions readers not to place undue reliance on any such forward-looking statements, which statements are made pursuant to the Private Securities Litigation Reform Act of 1995 and, as such, speak only as of the date made.

        The following analysis of the financial condition and results of operations of the Company should be read in conjunction with the Company's financial statements and the notes thereto.

Critical Accounting Policies

        The Company's accounting policies are more fully described in Footnote 2 to the Consolidated Financial Statements. As disclosed in Footnote 2 to the Consolidated Financial Statements, the preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements, and revenues and expenses during the period reported. Actual results could differ from those estimates.

        The most significant estimate inherent in the preparation of the Company's consolidated financial statements is the valuation of investments and the related amounts of unrealized appreciation and depreciation of investments recorded.

        The Company values its investment portfolio each quarter. The portfolio analysts in the Company's finance department prepare the portfolio company valuations each quarter using the most recent portfolio company financial statements and forecasts. These analysts will also consult with the respective principal who is managing the portfolio investment relationship to obtain further updates on the portfolio company performance, including information such as industry trends, new product development, and other operational issues. The valuations are reviewed by the Company's senior management and presented to the Board of Directors, which reviews and approves the portfolio valuations in accordance with the following valuation policy.

        Investments are carried at fair value, as determined by the Board of Directors. Securities that are publicly traded are valued at the closing price on the valuation date. Debt and equity securities that are not publicly traded, or for which the Company has various degrees of trading restrictions, are valued at fair value as determined in good faith by the Board of Directors. In making such determination, the Board of Directors will value non-convertible debt securities at cost plus amortized OID, if any, unless adverse factors lead to a determination of a lesser valuation. In valuing convertible debt, equity or other securities, the Board of Directors determines the fair value based on the collateral, the issuer's ability to make payments, the current and forecasted earnings of the issuer, sales to third parties of similar securities, the comparison to publicly traded securities and other pertinent factors. Due to the uncertainty inherent in the valuation process, such estimates of fair value may differ significantly from the values that would have been used had a ready market for the securities existed, and the differences could be material. Additionally, changes in the market environment and other events that may occur over the life of the investments may cause the gains or losses ultimately realized on these investments to be different than the valuations currently assigned.

Portfolio Composition

        The Company's primary business is investing in and lending to businesses through investments in senior debt, subordinated debt generally with detachable common or preferred stock warrants, preferred stock, and common stock. The total portfolio value of investments in publicly and non-publicly traded securities was $951,470, $863,799 and $586,816 at March 31, 2002, December 31, 2001 and December 31, 2000, respectively. During the three months ended March 31, 2002 and the years ended December 31, 2001, 2000 and 1999, the Company made investments totaling $108,900, $389,300, 275,000 and $175,800, including $4,500, $6,500, $9,500 and $13,500 in funds committed but undrawn under credit facilities, respectively. The weighted average effective interest rate on debt securities was 13.7%, 13.9%, 14.6% and 13.9% at March 31, 2002 and December 31, 2001, 2000 and 1999, respectively.

        The Company seeks to be a long-term partner with its portfolio companies. As a long-term partner, the Company will invest capital in a portfolio company subsequent to the initial investment if the Company believes that it can achieve appropriate returns for its investment. Add-on financings fund i) strategic acquisitions by the portfolio company of either a complete business or specific lines of a business that are related to the portfolio company's business, ii) growth at the portfolio company such as product development or plant expansions, or iii) working capital for portfolio companies that need capital to fund operating costs, debt service, or growth in receivables or inventory. The Company's investments during the three months ended March 31, 2002 and 2001 and the years ended December 31, 2001, 2000 and 1999 were as follows:

	Three Months Ended March 31, 2002	Three Months Ended March 31, 2001	Year Ended December 31, 2001	Year Ended December 31, 2000	Year Ended December 31, 1999
New Portfolio Companies	$95,500	$29,000	$322,900	$224,800	$162,400
Add-On Financing for Acquisitions	3,800	1,900	28,400	25,400	11,400
Add-On Financing for Growth	2,000	11,500	15,200	10,500	2,000
Add-On Financing for Working Capital	7,600	10,400	22,800	14,800	—

Total	$108,900	$52,800	$389,300	$275,500	$175,800

Recent Accounting Pronouncements

        The AICPA Audit and Accounting Guide for Investment Companies (the "Guide") was revised and its changes are effective for the Company's 2001 annual financial statements. Changes to the Guide affect the Company in two areas: i) consolidation of operating subsidiaries and ii) the accounting for loan discounts and premiums.

        In implementing the provisions of the Guide, the Company has consolidated its investment in ACFS. Previously, the Company had accounted for its investment in ACFS under the equity method. This change had no effect on net operating income or net asset value. Prior year financial statements have been presented on a consolidated basis to conform to the current year's presentation.

        Under the provisions of the Guide, premiums and discounts on debt securities, including loan origination fees, are required to be amortized or accreted over the life of the investment using the effective interest method. Pursuant to the prior Guide, the Company's previous policy was to recognize loan origination fees when they were collected.

        In adopting this new requirement, the Company calculated the cumulative effect of the change in accounting for origination fees for all loans originated through December 31, 2000, and recorded a $6,200 increase in the value of debt investments and a $6,200 increase in the corresponding debt discount. In addition, the Company recorded an increase of $6,200 in net unrealized appreciation and a $6,200 decrease in distributions in excess of net realized earnings. The net impact of these changes results in the Company's net asset value remaining unchanged as specified in the guidance. For the year ended December 31, 2001, the Company has recognized $1,840 of origination fees as discounts and accreted $941 of discounts into interest income using the effective interest method. The impact of this change was a decrease in 2001 net operating income of $899. Upon early repayment of loans, collections of unamortized discounts are recognized as realized gains.

Results of Operations

        The Company's consolidated financial performance, as reflected in its Consolidated Statements of Operations, is composed of three primary elements. The first element is "Net operating income," which is primarily the interest and dividends earned from investing in debt and equity securities and equity securities and financial advisory, transaction structuring and prepayment and other fees, less the operating expenses of the Company. The second element is "(Decrease) increase in net unrealized appreciation of investments," which is the net change in the estimated fair values of the Company's portfolio investments at the end of the period compared with their estimated fair values at the beginning of the period or their stated costs, as appropriate. The third element is "Net realized gain on investments," which reflects the difference between the proceeds from a sale or maturity of a portfolio investment and the cost at which the investment was carried on the Company's Consolidated Balance Sheets.

Comparison of the Three Months Ended March 31, 2002 and 2001

        The consolidated operating results for the three months ended March 31, 2002 and March 31, 2001 are as follows:

	Three Months Ended March 31, 2002	Three Months Ended March 31, 2001
Operating income	$32,641	$22,693
Operating expenses	9,390	7,641
Net operating income	23,251	15,052
Net realized gain on investments	57	24
Decrease in unrealized appreciation of investments	(19,691)	(24,978)

Net increase (decrease) in shareholders' equity resulting from operations	$3,617	$(9,902)

        For the three months ended March 31, 2002 ("First Quarter 2002"), total operating income increased $9,948, or 44%, over the three months ended March 31, 2001 ("First Quarter 2001"). Total operating income is comprised of two components: interest and dividend income and fees. For the First Quarter 2002, the Company recorded $29,245 in interest and dividends on securities, and $365 in interest on bank deposits and shareholder loans, offset by $1,342 of expense for payments on interest rate swaps agreements.

        Interest and dividend income increased approximately $7,500 compared to the First Quarter 2001 and is affected by both the level of net new investments and by changes in the one-month London Interbank Offered Rate ("LIBOR"). As part of its interest rate risk management strategy, the Company enters into interest rate swap agreements in which it either pays a floating rate based on the prime rate and receives a floating rate based on LIBOR, or pays a fixed rate and receives a floating rate based on LIBOR. As a result, both interest income and interest expense are affected by changes in LIBOR. The weighted average LIBOR decreased from 5.33% during the three months ended March 31, 2001 to 1.86% during the three months ended March 31, 2002. The rate change reduced interest income approximately $8,700 for the First Quarter 2002 compared to the First Quarter 2001. As noted below, interest expense also decreased by $9,600 as a result of the decrease in LIBOR. See "Interest Rate Risk" for a discussion of the Company's use of interest rate swaps to mitigate the impact of interest rate changes on net operating income. The increase in the Company's weighted average investments at cost from $581,200 in the First Quarter 2001 to $941,800 in the First Quarter 2002 contributed $16,200 in interest income.

        For the First Quarter 2002, fees increased to $4,373 from $1,927 in the First Quarter 2001. Fees in the First Quarter 2002 were comprised of $3,288 transaction structuring fees, $726 financial advisory fees, and $359 prepayment and other fees. In the First Quarter 2001, fees were comprised of $966 transaction structuring fees, $343 financial advisory fees, and $618 prepayment and other fees. The increase in both transaction structuring and financial advisory fees was the result of closing three buyout transactions totaling $87,000 in the First Quarter 2002 compared to none in the First Quarter 2001, and an increase in the total dollar volume of new investments in the First Quarter 2002 over the First Quarter 2001.

        Operating expenses consist of interest expense on borrowings, salaries and benefits, and general and administrative expenses. Operating expenses for the First Quarter 2002 increased $1,749, or 23%, over the First Quarter 2001 and consisted of $4,325 in salaries and benefits, $2,829 in general and administrative expenses, and $2,236 in interest expense. The increase is primarily due to an increase in salaries and benefits expense from $2,369 in the First Quarter 2001 to $4,325 in the First Quarter 2002 and an increase in general and administrative expenses from $1,748 in the First Quarter 2001 to $2,829 in the First Quarter 2002. Interest expense decreased due to the net effect of an increase in the Company's weighted average borrowings from $168,066 in the First Quarter 2001 to $276,406 in the First Quarter 2002, and a decrease in the weighted average interest rate on outstanding borrowings, including amortization of deferred finance costs, from 8.39% in the First Quarter 2001 to 3.24% in the First Quarter 2002 primarily due to a decrease in weighted average LIBOR from 5.33% to 1.86%. General and administrative expenses increased primarily due to higher facilities expenses, professional services, and financial reporting expenses. Salaries and benefits expense increased due to an increase in employees from 62 at March 31, 2001 to 82 at March 31, 2002 and an increase in incentive compensation awarded from $309 in the First Quarter 2001 to $1,559 in the First Quarter 2002.

        During the First Quarter 2002, the Company recognized a realized gain of $57 from the realization of unamortized original issue discount ("OID") on the repayment of subordinated debt totaling $580. During the First Quarter 2001, the Company realized gains of $24 which was comprised of a realization of unamortized OID of $21 on the repayment of the Company's subordinated debt investment in Centennial Broadcasting, Inc. and the sale of common stock warrants in The L.A. Studios, Inc.

        The unrealized appreciation of investments is based on portfolio asset valuations determined by the Company's Board of Directors. The following table itemizes the change in unrealized appreciation of investments and the net realized gains for the three months ended March 31, 2002 and 2001:

	Number of Companies	Three Months Ended March 31, 2002	Number of Companies	Three Months Ended March 31, 2001
Gross unrealized appreciation of investments	7	$9,823	2	$2,533
Gross unrealized depreciation of investments	15	$(31,622)	41	(25,205)
Unrealized appreciation (depreciation) of interest rate swaps	—	2,108	—	(2,306)

Net depreciation of investments	22	$(19,691)	43	$(24,978)

Net realized gain	1	$57	2	$24

Comparison of the Years Ended December 31, 2001, 2000 and 1999

        The consolidated operating results for the years ended December 31, 2001, 2000, and 1999 are as follows:

	Year Ended December 31, 2001	Year Ended December 31, 2000	Year Ended December 31, 1999
Operating income	$104,237	$70,052	$39,435
Operating expenses	32,612	27,382	16,365

Operating income before income taxes	71,625	42,670	23,070
Income tax benefit	—	2,000	912

Net operating income	71,625	44,670	23,982
Net realized gain on investments	5,369	4,539	3,636
(Decrease) increase in unrealized appreciation of investments	(58,389)	(53,582)	69,583

Net increase (decrease) in shareholders' equity resulting from operations	$18,605	$(4,373)	$97,201

        Total operating income is comprised of two components: interest and dividend income and fees. For the year ended December 31, 2001 ("2001"), the Company recorded $88,535 in interest and dividends on securities, and $1,599 in interest on bank deposits and shareholder loans, offset by $1,848 of expense for payments on interest rate swaps agreements. For 2001, total operating income increased $34,185, or 49%, over the year ended December 31, 2000 ("2000"). The increase in operating income for 2001 is a result of the increase in the Company's weighted average investments at cost from $432,900 in 2000 to $727,400 in 2001 resulting from closing 36 investments in 2001 totaling $389,300 and net of the repayment of four investments in 2001 totaling $60,000, reduced by a decrease in the prime lending rate from 9.50% at December 31, 2000 to 4.75% at December 31, 2001. Interest and dividend income increased approximately $29,553 compared to 2000 due to new investments in 2001, net of the decrease in the prime lending rate noted above. The decrease in the prime lending rate reduced interest income approximately $4,713 for 2001 compared to 2000. As noted below, interest expense also decreased by $1,458 as a result of the decrease in one-month London Interbank Offered Rate ("LIBOR"). See "Interest Rate Risk" for a discussion of the Company's use of interest rate swaps to mitigate the impact of interest rate changes on net operating income. For 2001, fees increased to $15,951 from $11,319 in 2000. Fees in 2001 were comprised of $12,384 transaction structuring fees, $1,950 financial advisory fees, and $1,617 prepayment and other fees. In 2000, fees were comprised of

$6,457 transaction structuring fees, $717 financial advisory fees, $2,812 loan origination fees and $1,333 prepayment and other fees. The increase in both transaction structuring and financial advisory fees was due to an increase in the amount of buyout transactions closed in 2001 over 2000, and an increase in the total dollar volume of new investments in 2001 over 2000.

        For 2000, the Company recorded $57,038 in interest and dividends on non-publicly traded securities, and $1,695 in interest on bank deposits, repurchase agreements, and shareholder loans. For 2000, total operating income increased $30,617, or 78%, over the same period in 1999. The increase in operating income for 2000 is a result of the increase in the Company's weighted average investments at cost from $279,700 in 1999 to $432,900 in 2000 resulting from closing 24 investments totaling $172,000 and an increase in the prime lending rate from 8.50% at December 31, 1999 to 9.50% at December 31, 2000. Interest and dividend income increased approximately $27,900 compared to the year ended December 31, 1999 ("1999") due to new investments in 2000 and the increase in the prime lending rate noted above. The increase in the prime lending rate increased interest income approximately $1,495 for 2000 compared to 1999. For 2000, fees increased to $11,319 from $8,602 in 1999. In 2000, fees were comprised of $6,457 transaction structuring fees, $717 financial advisory fees, $2,812 loan origination fees and $1,333 of prepayment and other fees. In 1999, fees were comprised of $5,739 transaction structuring fees, $1,939 loan origination fees and $924 prepayment and other fees. Fees increased primarily due to an increase in the amount of buyout transactions closed in 2000 over 1999, and the increase in the total dollar volume new investments in 2000 over 1999.

        Operating expenses for 2001 increased $5,230, or 19%, over 2000. The increase is primarily due to an increase in salaries and benefits expense from $11,259 in 2000 to $14,571 in 2001 and an increase in general and administrative expenses from $6,432 in 2000 to $7,698 in 2001. Operating expenses for 2001 consisted of $14,571 in salaries and benefits, $7,698 in general and administrative expenses, and $10,343 in interest expense. Interest expense increased due to an increase in the Company's weighted average borrowings from $97,588 in 2000 to $176,051 in 2001, net of a decrease in the weighted average interest rate on outstanding borrowings, including amortization of deferred finance costs, from 9.9% in 2000 to 5.9% in 2001. General and administrative expenses increased primarily due to higher facilities expenses, insurance, Board of Directors fees, and financial reporting expenses. Salaries and benefits expense increased due to an increase in employees from 58 at December 31, 2000 to 68 at December 31, 2001 and an increase in incentive compensation awarded from $5,724 awarded during 2000 to $6,181 awarded in 2001.

        Operating expenses for 2000 increased $11,017, or 67%, over 1999. The increase is primarily due to an increase in salaries and benefits expense from $7,479 in 1999 to $11,259 in 2000, and an increase in interest expense from $4,716 in 1999 to $9,691 in 2000. Operating expenses for 2000 consisted of $11,259 in salaries and benefits, $6,432 in general and administrative expenses, and $9,691 in interest expense. Interest expense increased due to an increase in the Company's weighted average borrowings from $48,608 in 1999 to $97,588 in 2000. In addition, the weighted average interest rate on outstanding borrowings, including amortization of deferred finance costs, increased from 9.7% in 1999 to 9.9% in 2000. General and administrative expenses increased primarily due to an increase in marketing expenses incurred to support the Company's increased origination platform, increased professional and recruiting expenses to support the increase in the number of investment professionals at the Company, increased rent expense relating to the Company's move to a larger Bethesda corporate office during the fourth quarter of 1999, and higher public reporting expenses. Salaries and benefits increased due to an increase in employees from 39 at December 31, 1999 to 58 at December 31, 2000.

        During 2001, the Company exited its investment in Cornell Companies, Inc. ("Cornell") through a sale of its common stock warrants and the prepayment of its subordinated debt. The Company recognized a net realized gain of $2,140. The realized gain was comprised of a $967 realization of unamortized original issue discount ("OID") on the subordinated debt, $883 of gain on the common stock warrants, and $290 on the realization of unaccreted loan fees. In December 2001, the Company sold its investment in BIW Connector Systems, LLC ("BIW"). The Company's investment in BIW included senior debt and senior subordinated debt with common stock warrants. The Company recognized a net realized gain of $1,823 which was comprised of a $217 realization of OID on the subordinated debt, $1,405 of gain on the common stock warrants, and $201 on the realization of unaccreted loan fees. The Company converted its common stock investment in Mobile Tool, Inc. to subordinated debt by exercising its put rights and recognized a realized gain of $2,452 on this conversion. The Company realized losses of $500 and $592 on the write-off of its common stock investments on the sale of Erie Forge, and on Biddeford Textile Corp., which filed for bankruptcy protection under Chapter 11. The Company sold its common stock warrants in The L.A. Studios, Inc. and recognized a net realized gain of $24 which was comprised of a $126 realization of unamortized OID, and a $102 loss on the common stock warrants.

        During 2000, one of the Company's portfolio companies, o2wireless Solutions, Inc. ("o2wireless"), completed an initial public offering. In conjunction with the offering, o2wireless repaid the Company's $13,000 subordinated note. In addition, the Company exercised and sold 180 of the 2,737 common stock warrants it owns. As a result of these transactions, the Company recorded a realized gain of $4,303 which was comprised of $2,475 of previously unamortized OID and $1,828 of gain on the sale of the exercised warrants. During 1999, the Company recorded realized gains on investments of $2,395 from the prepayment of $8,000 of subordinated debt by Specialty Transportation Services, Inc. ("STS"), and the sale of the Company's common stock and warrant investments in STS, and a realized gain of $316 on the sale of its investment in Four-S Baking Company.

        The unrealized appreciation of investments is based on portfolio asset valuations determined by the Company's Board of Directors. The following table itemizes the change in unrealized appreciation of investments and the net realized gains for the three years ended December 31, 2001:

	Number of Companies	Year Ended December 31, 2001	Number of Companies	Year Ended December 31, 2000	Number of Companies	Year Ended December 31, 1999
Gross unrealized appreciation of investments, excluding Capital.com	8	$8,347	17	$34,401	9	$7,357
Gross unrealized depreciation of investments, excluding Capital.com	38	(57,650)	8	(15,064)	8	(6,994)
Unrealized (depreciation) appreciation of Capital.com	1	(792)	1	(71,008)	1	71,008
Unrealized depreciation of interest rate swaps	—	(4,265)	—	(907)	—	(163)
Reversal of previously recorded unrealized appreciation upon a realization	7	(4,029)	—	(1,004)	2	(1,625)

Net (depreciation) appreciation of investments	54	$(58,389)	26	$(53,582)	20	$69,583

Net realized gain	7	$5,369	2	$4,539	2	$3,636

        Capital.com, an Internet finance portal, was launched in July 1999 under the name AmericanCapitalOnline.com. In December 1999, the assets of AmericanCapitalOnline.com were contributed to Capital.com, Inc., a newly formed entity, and the site was renamed Capital.com. The total cost of the assets contributed to Capital.com by the Company was $1,492. During December 1999, a subsidiary of First Union Corporation ("First Union") invested $15,000 in Capital.com in exchange for a 15% common equity stake and warrants to acquire up to an additional 5% of the common equity at a nominal price. The warrants were fully vested as of December 31, 2000.

        In considering the appropriate valuation of this investment at December 31, 2001 and December 31, 2000, in addition to the value implied by First Union's investment for a 15% equity interest, the Board of Directors considered several factors including:

  •
  The valuation of comparable public company entities;

  •
  The very early development stage of Capital.com;

  •
  An estimated value for the warrants issued to First Union and the uncertainty of a subsequent valuation of Capital.com affecting the number of shares for which such warrants could be exercised;

  •
  The valuation implied by comparable private company transactions.

        Based on all these factors and others that were considered, the Board of Directors valued the investment in Capital.com at $700, $1,492, and $72,500, at December 31, 2001, 2000, and 1999, respectively.

Financial Condition, Liquidity, and Capital Resources

        At March 31, 2002, the Company had $2,000 in cash and cash equivalents. In addition, the Company had outstanding debt secured by assets of the Company of $107,900 under a $225,000 revolving debt funding facility and $244,700 under two asset securitizations. During the three months ended March 31, 2002, the Company funded investments using draws on the revolving debt funding facility and proceeds from the asset securitizations.

Capital Raising Activities

        On March 15, 2002 the Company completed a $147,300 asset securitization. In connection with the transaction, the Company established ACAS Business Loan Trust 2002-1 ("Trust III"), an affiliated business trust, and contributed to Trust III $196,300 in loans. Subject to continuing compliance with certain conditions, the Company will remain servicer of the loans. Simultaneously with the initial contribution, Trust III was authorized to issue $98,200 Class A notes and $49,100 Class B notes to institutional investors and $49,100 of Class C notes were retained by an affiliate of Trust III. The Class A notes carry an interest rate of one-month LIBOR plus 50 basis points, the Class B notes carry an interest rate of one-month LIBOR plus 150 basis points. As of March 31, 2002, the Company had issued all of the Class A and Class B notes. The notes are backed by loans to 30 of the Company's portfolio companies. The Class A notes mature on November 20, 2005 and the Class B notes mature on March 20, 2007. The transfer of the assets to Trust III and the related sale of notes by Trust III have been treated as a financing arrangement by the Company under SFAS No. 140. Early repayments are first applied to the Class A notes, and then to the Class B notes. As required by the terms of Trust III, the Company has entered into interest rate swaps to mitigate the related interest rate risk (see Note 5). During the three months ended March 31, 2002, the weighted average outstanding balance of the Class A and B notes was $26,000. At March 31, 2002, total borrowings outstanding under the asset securitization was $146,000.

        On June 26, 2001, the Company completed a public offering of its common stock and received net proceeds of approximately $109,100 in exchange for 4,500 common shares. On June 29, 2001, the Company sold 675 shares of its common stock pursuant to the underwriter's over-allotment option granted on June 26, 2001, and received net proceeds of approximately $16,400. The proceeds from the offerings were used to repay borrowings outstanding under its revolving debt funding facility.

        On September 12, 2001, the Company completed a public offering of its common stock and received net proceeds of approximately $49,500 in exchange for 1,800 common shares. The proceeds from the offering were used to repay borrowings outstanding under its revolving debt funding facility.

        On December 19, 2001, the Company completed a public offering of its common stock and received net proceeds of approximately $44,800 in exchange for 1,700 common shares. On December 31, 2001, the Company sold 255 shares of its common stock pursuant to the underwriter's over-allotment option granted on December 19, 2001, and received net proceeds of approximately $6,700. The proceeds from the offerings were used to repay borrowings outstanding under its revolving debt funding facility.

        As a RIC, the Company is required to distribute annually 90% or more of its investment company taxable income and 98% of its net realized short-term capital gains to shareholders. The Company provides shareholders with the option of reinvesting their distributions in the Company. In 2001 and 2000, shareholders reinvested $1,048 and $742, respectively, in dividends. Since the IPO, shareholders have reinvested $2,611 of dividends in the Company. While the Company will continue to provide shareholders with the option of reinvesting their distributions in the Company, the Company has historically and anticipates having to issue debt or equity securities in addition to the above borrowings to expand its investments in middle market companies. The terms of the future debt and equity issuances cannot be determined and there can be no assurances that the debt or equity markets will be available to the Company on terms it deems favorable. The Company expects to have to raise between $475,000 and $550,000 in debt or equity capital during the year ended December 31, 2002 to fund its operations.

        As a BDC, the Company's asset coverage must be at least 200% after each issuance of Senior Securities. As of March 31, 2002 and December 31, 2001 and 2000, the Company's asset coverage was approximately 280%, 360% and 400%, respectively.

Portfolio Credit Quality

  Loan Grading and Performance

        The Company grades all loans on a scale of 1 to 4. This system is intended to reflect the performance of the borrower's business, the collateral coverage of the loans and other factors considered relevant.

        Under this system, loans with a grade of 4 involve the least amount of risk in the Company's portfolio. The borrower is performing above expectations and the trends and risk factors are generally favorable. Loans graded 3 involve a level of risk that is similar to the risk at the time of origination. The borrower is performing as expected and the risk factors are neutral to favorable. All new loans are initially graded 3. Loans graded 2 involve a borrower performing below expectations and indicates that the loan's risk has increased since origination. The borrower may be out of compliance with debt covenants, however; loan payments are not more than 120 days past due. For loans graded 2, the Company's management will increase procedures to monitor the borrower and the fair value generally will be lowered. A loan grade of 1 indicates that the borrower is performing materially below expectations and that the loan risk has substantially increased since origination. Some or all of the debt covenants are out of compliance and payments are delinquent. Loans graded 1 are not anticipated to be repaid in full and the Company will reduce the fair value of the loan to the amount it anticipates will be recovered.

        To monitor and manage the investment portfolio risk, management tracks the weighted average investment grade. The weighted average investment grade was 2.9, 2.9 and 3.2 as of March 31, 2002 and December 31, 2001 and 2000, respectively. At March 31, 2002, December 31, 2001 and 2000, the Company's investment portfolio was graded as follows:

	March 31, 2002		December 31, 2001		December 31, 2000
Grade	Investments at Fair Value	Percentage of Total Portfolio	Investments at Fair Value	Percentage of Total Portfolio	Investments at Fair Value	Percentage of Total Portfolio
4	$151,959	16.3%	$107,837	12.7%	$182,964	32.4%
3	586,221	62.0%	529,167	62.1%	355,015	62.9%
2	190,146	20.2%	206,921	24.3%	18,971	3.4%
1	14,346	1.5%	8,392	0.9%	7,432	1.3%

	$942,672	100.0%	$852,317	100.0%	$564,382	100.0%

        The amounts at March 31, 2002, December 31, 2001 and 2000 do not include the Company's investments in Capital.com, Wrenchead.com, o2wireless Solutions, Inc., Electrolux, LLC, Westwind Group Holdings, Inc. and Gladstone Capital Corporation, companies in which the Company only owns equity securities. In addition, the amounts at December 31, 2000, do not contain the Company's equity investment in Erie Forge and Steel, Inc.

        The Company stops accruing interest on its investments when it is determined that interest is no longer collectible. The Company's valuation analysis serves as a critical piece of data in this determination. At March 31, 2002, eight loans with a face amount of $72,677 were on non-accrual. Three of the eight loans are grade 2 loans, and five of the loans are grade 1 loans. At December 31, 2001, four loans with a face amount of $49,860 were on non-accrual. Three of the four loans are grade 2 loans, and one of the loans is a grade 1 loan. Two of these loans totaling $9,900 with PIK interest features were on non-accrual. At December 31, 2000, one grade 1 loan totaling $3,214 was on non-accrual.

        During December 2001, the Company recapitalized two portfolio companies by trading subordinated debt for preferred stock. $4,600 of subordinated debt in Chance Coach, Inc. and $5,600 of subordinated debt in EuroCaribe Packing Company, Inc. was swapped for preferred stock of the same face amount in each entity, respectively.

        At March 31, 2002 and December 31, 2001, and 2000, loans past due were as follows:

Days Past Due	Number of Loans	March 31, 2002	Number of Loans	December 31, 2001	Number of Loans	December 31, 2000
Accruing
1—30	—	$—	1	$6,477	—	$—
31—60	—	$—	1	$22,152	—	$—
61—90	—	$—	1	$14,400	1	$3,214
Greater than 90	3	$30,586	3	$30,119	—	$—
Non-Accruing	8	$72,677	4	$49,860	—	$3,214

  Credit Statistics

        The Company monitors several key credit statistics that provide information about credit quality and portfolio performance. These key statistics include:

  •
  Debt to EBITDA Ratio—the sum of all debt with equal or senior security rights to the Company's debt investments divided by the total adjusted earnings before interest, taxes, depreciation and amortization ("EBITDA") of the most recent twelve months or, when appropriate, the forecasted twelve months.

  •
  Interest Coverage Ratio—the total scheduled cash interest payments required to have been made by the portfolio company during the most recent twelve-month period divided by EBITDA.

  •
  Debt Service Coverage Ratio—the total scheduled principal amortization and the total scheduled cash interest payments required to have been made during the most recent twelve-month period divided by EBITDA.

        The Company requires portfolio companies to provide annual audited and monthly unaudited financial statements. Using these statements, the Company calculates the statistics described above. Buyout and mezzanine funds typically adjust EBITDA due to the nature of change of control transactions. Such adjustments are intended to normalize and restate EBITDA to reflect the proforma results of a company in a change of control transaction. For purposes of analyzing the financial performance of the portfolio companies, the Company makes certain adjustments to EBITDA to reflect the proforma results of a company consistent with a change of control transaction. The Company evaluates portfolio companies using an adjusted EBITDA measurement. Adjustments to EBITDA may include anticipated cost savings resulting from a merger or restructuring, costs related to new product development, compensation to previous owners, and other acquisition or restructuring related items.

        The statistics are weighted by the Company's investment value for each portfolio company and do not include investments in which the Company holds only equity securities.

        The following charts show the weighted average Debt to EBITDA, Interest Coverage and Total Debt Service Coverage for the aggregate investment portfolio as of the quarter ended March 31, 2002 and the years ended December 31, 2001, 2000, 1999, and 1998.

        In addition to these statistics, the company tracks its portfolio investments on a static-pool basis. A static pool consists of the investments made during a given year ended. The Pre-1999 static pool consists of the investments made from the time of the Company's IPO through the year ended December 31, 1999. The following table contains a summary of portfolio statistics at and as of the three months ended March 31, 2002:

Portfolio Statistics On a Weighted Average Basis* ($ in millions):	Aggregate	2001 Static Pool	2000 Static Pool	1999 Static Pool	Pre Static Pool
Original Investments at Cost	$1,125	$390	$275	$177	$171
Total Exits and Prepayments	$115	$—	$37	$17	$61
Realized Gain on Investments	$14	$—	$2	$4	$8
Current Cost of Original Investments	$988	$378	$240	$150	$115
Fair Value of Investments	$945	$383	$210	$149	$99
Non-Accruing Loans	$73	$—	$35	$16	$22
Interest Coverage	2.2	2.2	1.9	2.5	2.0
Debt Service Coverage	1.5	1.6	1.3	1.6	1.7
Debt to EBITDA	5.9	5.0	6.7	5.2	10.2
Investment Grade	2.9	3.0	2.7	3.2	2.7
Average Age of Companies**	43 years	44 years	42 years	52 years	39 years
Total Sales**	$5,918	$2,624	$711	$1,493	$938
Average Sales**	$118	$166	$95	$92	$102
Total EBITDA**	$601	$267	$80	$154	$67
Average EBITDA**	$14	$17	$14	$11	$9
Ownership Percentage**	41%	36%	43%	40%	39%
% with Senior Lien***	22%	28%	23%	7%	18%
% with Senior or Junior Lien***	84%	71%	90%	93%	84%

*
These amounts do not include investments in which the Company owns only equity.

**
Includes the Company's equity investment in Electrolux and o2wireless.

***
As a percentage of the Company's total debt investments.

        The following charts show the weighted average Debt to EBITDA, Interest Coverage and Total Debt Service Coverage for the Company's Pre-1999 Static Pool as of the quarter ended March 31, 2002 and the years ended December 31, 2001, 2000, 1999, and 1998:

         The following charts show the weighted average Debt to EBITDA, Interest Coverage and Total Debt Service Coverage for the Company's 1999 Static Pool as of the quarter ended March 31, 2002 and the years ended December 31, 2001, 2000, and 1999:

        The following charts show the weighted average Debt to EBITDA, Interest Coverage and Total Debt Service Coverage for the Company's 2000 Static Pool as of the quarter ended March 31, 2002 and the years ended December 31, 2001 and 2000:

         The following charts show the weighted average Debt to EBITDA, Interest Coverage and Total Debt Service Coverage for the Company's 2001 Static Pool as of the quarter ended March 31, 2002 and the year ended December 31, 2001:

Impact of Inflation

        Management believes that inflation can influence the value of the Company's investments through the impact it may have on interest rates, the capital markets, the valuations of business enterprises and the relationship of the valuations to underlying earnings.

Interest Rate Risk

        Because the Company funds a portion of its investments with borrowings under its revolving debt funding facility and asset securitizations, the Company's net operating income is affected by the spread between the rate at which it invests and the rate at which it borrows. The Company attempts to match fund its liabilities and assets by financing floating rate assets with floating rate liabilities and fixed rate assets with fixed rate liabilities or equity. The Company enters into interest rate basis swap agreements to match the interest rate basis of its assets and liabilities, thereby locking in the spread between its asset yield and the cost of its borrowings, and to fulfill its obligations under the terms of its revolving debt funding facility and term securitizations. The goal of the Company's strategy is to reduce the effect of interest rate volatility on net operating income. The Company utilizes hedging instruments for non-trading and non-speculative purposes only.

        As a result of the Company's use of interest rate swaps, at March 31, 2002, approximately 67% of the Company's interest bearing assets provided floating rate returns and approximately 33% of the Company's interest bearing assets provided fixed rate returns. Adjusted for the effect of interest rate swaps, at March 31, 2002, the Company had floating rate investments, tied to one-month LIBOR or the prime lending rate, in debt securities with a face amount of $531,075 and had total borrowings outstanding of $352,566. All of the Company's outstanding debt at March 31, 2002 has a variable rate of interest based on one-month LIBOR. Assuming no changes to the Company's consolidated balance sheet at March 31, 2002, a hypothetical increase in one-month LIBOR by 100 basis points would increase net operating income by $1,785, or $0.05 per share, over the next twelve months compared to 2001 net operating income. A hypothetical 100 basis point decrease in one-month LIBOR would decrease net operating income $1,785, or $0.05 per share, over the next twelve months compared to 2001 net operating income.

        At March 31, 2002, the Company had entered into twenty-three interest rate basis swap agreements with two large commercial banks with debt ratings of A1 under which the Company either pays a floating rate based on the prime rate and receives a floating interest rate based on one-month LIBOR, or pays a fixed rate and receives a floating interest rate based on one-month LIBOR. For those investments contributed to the term securitizations, the interest swaps enable the Company to lock in the spread between the asset yield on the investments and the cost of the borrowings under the term securitizations. One-month LIBOR remained unchanged at 1.88% at December 31, 2001 and March 31, 2002. At March 31, 2002 the aggregate notional amount of the swap agreements was $460,231 and the agreements have a remaining term of approximately 5.5 years. The following tables present the notional principal amounts of interest rate swaps by class and the payment terms weighted by notional amount as of March 31, 2002 and December 31, 2001:

	March 31, 2002
Type of Interest Rate Swap	Company Pays	Company Receives	Number of Contracts	Notional Value
Pay fixed, receive LIBOR floating	5.80%	LIBOR	15	$298,985
Pay prime floating, receive LIBOR floating	prime	LIBOR + 2.73%	8	161,246

Total			23	$460,231

	December 31, 2001
Type of Interest Rate Swap	Company Pays	Company Receives	Number of Contracts	Notional Value
Pay fixed, receive LIBOR floating	6.02%	LIBOR	9	$102,919
Pay prime floating, receive LIBOR floating	prime	LIBOR + 2.73%	8	161,246

Total			17	$264,165

        At March 31, 2002 and December 31, 2001 one-month LIBOR was 1.88% and the prime rate was 4.75%. The excess of payments made to swap counter-parties over payments received from swap counter-parties is recorded as a reduction of interest income.

Qualitative and Quantitative Disclosures About Market Risk

        The Company considers its principal market risks to be the fluctuations of interest rates and the valuations of the investment portfolio. See discussion of interest rate risk above in "Interest Rate Risk".

Portfolio Valuation

        See discussion of portfolio valuation above in "Critical Accounting Policies."

BUSINESS

        The Company was incorporated in 1986 to provide financial advisory services to and invest in middle market companies. On August 29, 1997, the Company completed an IPO of 10,382,437 shares of its Common Stock and became a non-diversified, closed end investment company that has elected to be regulated as a BDC under the 1940 Act. On October 1, 1997, the Company began operations so as to qualify to be taxed as a RIC as defined in Subtitle A, Chapter 1, under Subchapter M of the Code. As contemplated by these transactions, the Company materially changed its business plan and format from structuring and arranging financing for buyout transactions on a fee for services basis to primarily being a lender to and investor in middle market companies. On May 29, 2002, the Company filed a shelf registration statement (the "Shelf Registration Statement") with the Commission with respect to the Company's debt and equity securities. The Shelf Registration Statement allows the Company to sell its registered debt or equity securities on a delayed or continuous basis in an amount up to $750 million.

        The Company is principally engaged in providing senior debt, subordinated debt and equity to middle market companies in need of capital for management buyouts, including ESOP buyouts, growth, acquisitions, liquidity and restructuring. The Company is the parent of ACFS, an operating subsidiary principally engaged in providing financial advisory services to the Company's portfolio companies. The Company's ability to fund the entire capital structure is an advantage in completing middle market transactions. The Company generally invests up to $35 million in each transaction and, through ACFS, will arrange and secure capital for larger transactions. The Company's primary business objectives are to increase its net operating income and net asset value by investing its assets in senior debt, subordinated debt with warrants and equity of middle market companies with attractive current yields and potential for equity appreciation. The Company's loans typically range from $5 million to $35 million, mature in five to ten years, and require monthly or quarterly interest payments at fixed rates or variable rates based on the prime rate, plus a margin. The Company prices its debt and equity investments based on its analysis of each transaction. As of December 31, 2001, the weighted average effective yield on the Company's investments was 13.9%. From its formation in 1986 through the IPO, the Company arranged financing transactions aggregating over $400 million and invested in the equity securities of eight of those transactions. From the IPO through December 31, 2001, the Company invested $169 million in equity securities and $843 million in debt securities of middle market companies including over $16 million in funds committed but undrawn under credit facilities.

        The Company generally acquires equity interests in the companies from which it has purchased debt securities with the goal of enhancing its overall return. As of December 31, 2001, the Company had a fully-diluted weighted average ownership interest of 36% in its portfolio companies. The Company is prepared to be a long-term partner to its portfolio companies, thereby positioning the Company to participate in their future financing needs. As of December 31, 2001, the Company has invested $106 million in follow-on investments. In most cases, the Company receives rights to require the business to purchase the warrants and stock held by the Company ("Put Rights") under various circumstances including, typically, the repayment of the Company's loans or debt securities. The Company may use its Put Rights to dispose of its equity interest in a business, although the Company's ability to exercise Put Rights may be limited or nonexistent if a business is illiquid. In most cases, the Company also receives the right to representation on the businesses' board of directors.

        The opportunity to liquidate its investments and realize a gain may occur if the business recapitalizes its equity, such as through a sale to new owners, or a public offering of its equity or if the Company exercises its Put Rights. The Company generally does not have the right to require that a business undergo an initial public offering by registering securities under the Securities Act of 1933, as amended, but the Company generally does have the right to sell its equity interests in a public offering by the business to the extent permitted by the underwriters.

        The Company makes available significant managerial assistance to its portfolio companies. Such assistance typically involves closely monitoring the operations of the company, hiring additional senior management, if needed, being available for consultation with its officers, assisting in developing the business plan and providing financial guidance and participating on the company's board of directors. Providing assistance to its borrowers serves as an opportunity for the Company to assist in maximizing the value of the portfolio company. At December 31, 2001, the Company had board seats on 44 out of 56 portfolio companies and had board observation rights on 6 of the remaining portfolio companies in which it has made investments.

        Prior to the IPO, the Company established itself as a leading firm in structuring and obtaining funding for management and employee buyouts of subsidiaries, divisions and product lines being divested by larger corporations through the use of an ESOP. The selling entities have included many nationally recognized companies. In most of the ESOP transactions structured by the Company, the employees agree to restructure their wages and benefits so that overall cash compensation is reduced while contributions of stock are made to an ESOP. The resulting company is structured so that the fair market value of stock contributed to the ESOP can be deducted from corporate income before paying taxes. Restructuring employee compensation together with the ESOP tax advantages has the effect of improving the cash flow of the ESOP company. The Company is a leading firm in structuring and implementing ESOP employee buyouts. The Company believes that its ESOP knowledge and experience and its ability to fund transactions positions the Company favorably in the market place.

        The Company believes that it has established an extensive referral network comprised of private equity and mezzanine funds, investment bankers, attorneys, accountants, commercial bankers, unions, business and financial brokers, and existing ESOP companies. The Company has also developed an extensive set of Internet sites that generates financing requests and provides businesses an efficient tool for learning about the Company and its capabilities.

        The Company has a marketing department headed by a vice president of marketing, dedicated to maintaining contact with members of the referral network and receiving opportunities for the Company to consider. During 2001, the marketing department received information concerning several thousand transactions for consideration. Most of those transactions did not meet the Company's criteria for initial consideration, but the opportunities that met those criteria were sent to the Company's principals for further review and consideration.

        The Company's executive offices are located at 2 Bethesda Metro Center, 14th Floor, Bethesda, MD 20814 and its telephone number is (301) 951-6122. In addition to its executive offices, the Company maintains offices in New York, San Francisco, Los Angeles, Philadelphia, Chicago and Dallas.

Lending and Investment Decision Criteria

        The Company reviews certain criteria in order to make investment decisions. The criteria listed below provide a general guide for the Company's lending and investment decisions, although not all criteria are required to be favorable in order for the Company to make an investment.

        Operating History.    The Company focuses on target companies that have been in business from 5 to more than 50 years and have stable operating histories including a history of generating positive operating cash flow. The Company will design the target company's capital structure to enable the company to service and repay debt based on the Company's assessment of the company's current and projected operating cash flow. The Company targets companies with significant market share in their products or services relative to their competitors. In addition, the Company considers factors such as customer concentration, recession history, competitive environment and ability to sustain margins. The Company does not intend to lend or invest in start-up or other early stage companies, or companies with insufficient cash flows to service debt.

        Growth.    The Company considers a target company's ability to increase its cash flow. Anticipated growth is a key factor in determining the value ascribed to any warrants and equity interests acquired by the Company.

        Liquidation Value of Assets.    Although the Company does not operate as an asset-based lender, liquidation value of the assets collateralizing the Company's loans is an important factor in many credit decisions. Emphasis is placed both on tangible assets such as accounts receivable, inventory, plant, property and equipment as well as intangible assets such as customer lists, networks, databases and recurring revenue streams.

        Experienced Management Team.    The Company requires that a potential recipient of the Company's financing have a management team that has demonstrated the ability to execute the portfolio company's objectives and implement its business plan. The Company also requires that this management team be experienced and properly incentivized through a significant ownership interest in the portfolio company.

        Exit Strategy.    Before making an investment, the Company analyzes the potential for the target company to experience a liquidity event that will allow the Company to realize value for its equity position. Liquidity events include, among other things, a private sale of the Company's financial interest, including a sale to the portfolio company through the exercise of Put Rights, a sale of the portfolio company, an initial public offering or a purchase by the portfolio company or one of its stockholders of the Company's equity position.

Operations

        Marketing and Origination Process.    The Company has 36 investment professionals and 15 accounting professionals involved in evaluating prospective investments and monitoring portfolio companies as of December 31, 2001, and intends to hire between 10 to 20 additional professionals during the next twelve months. To source financing opportunities, the Company has a dedicated marketing department headed by a vice president who manages an extensive referral network comprised of venture capitalists, investment bankers, unions, attorneys, accountants, commercial bankers, business and financial brokers and existing ESOP companies. The Company also has an extensive set of Internet websites that it uses to attract financing opportunities.

        Approval Process.    The Company's financial professionals review informational packages in search of potential financing opportunities and conduct a due diligence investigation of each applicant that passes an initial screening process. This due diligence investigation generally includes one or more on-site visits, a review of the target company's historical and prospective financial information, interviews with management, employees, customers and vendors of the applicant, background investigations on the management team and research on the applicant's products, service and industry. The Company engages professionals such as environmental consultants, accountants, lawyers, risk managers and management consultants to perform elements of the due diligence review as it deems appropriate. Upon completion of a due diligence investigation, one of the Company's principals prepares an investment committee report summarizing the target company's historical and projected financial statements, industry, and management team and analyzing its conformity to the Company's general investment criteria. The principal then presents this profile to the Company's Investment Committee. The Company's policy calls for the Investment Committee and the Company's Board of Directors to approve each financing.

        Portfolio Management.    In addition to the review at the time of original underwriting, the Company attempts to preserve and enhance the earnings quality of its portfolio companies through proactive management of its relationships with its portfolio companies. This process includes attendance at portfolio company board meetings, management consultation and review and management of covenant compliance. The Company's investment and finance personnel regularly review portfolio company monthly financial statements to assess cash flow performance and trends, periodically evaluate the operations of the client, seek to identify industry or other economic issues that may adversely affect the client, and prepare quarterly summaries of the aggregate portfolio quality for management review.

Loan Grading

        The Company evaluates and classifies all loans based on their current risk profiles. The process requires the Director of Portfolio Monitoring to grade a loan on a scale of 1 to 4. Loans graded 4 involve the least amount of risk of loss, while loans graded 1 have the highest risk of loss. The loan grade is then reviewed and approved by the Investment Committee and the Board of Directors. This loan grading process is intended to reflect the performance of the portfolio company's business, the collateral coverage of the loans and other factors considered relevant. For more information regarding the Company's loan grading practices, see "Management's Discussion and Analysis of Financial Condition and Results of Operations—Portfolio Credit Quality."

Competition

        The Company competes with a large number of private equity and mezzanine funds, investment banks and other equity and non-equity based investment funds, and other sources of financing, including traditional financial services companies such as commercial banks. Some of the Company's competitors are substantially larger and have considerably greater financial resources than the Company. Competitors may have lower cost of funds and many have access to funding sources that are not available to the Company. In addition, certain of the Company's competitors may have higher risk tolerances or different risk assessments, which could allow them to consider a wider variety of investments and establish more relationships and build their market shares. There is no assurance that the competitive pressures the Company faces will not have a material adverse effect on its business, financial condition and results of operations. In addition, because of this competition, the Company may not be able to take advantage of attractive investment opportunities from time to time and there can be no assurance that the Company will be able to identify and make investments that satisfy its investment objectives or that the Company will be able to meet its investment goals.

Employees

        As of December 31, 2001, the Company had 68 employees, 36 of whom are investment professionals and 15 are accounting professionals involved in evaluating prospective investments and monitoring portfolio companies. The Company believes that its relations with its employees are excellent.

The Company's Operations as a BDC and RIC

        As a BDC, the Company may not acquire any asset other than "Qualifying Assets" unless, at the time the acquisition is made, Qualifying Assets represent at least 70% of the value of the Company's total assets. The principal categories of Qualifying Assets relevant to the business of the Company are the following:

  •
  securities purchased in transactions not involving any public offering from the issuer of such securities, which issuer is an eligible portfolio company. An eligible portfolio company is defined as any issuer that (a) is organized and has its principal place of business in the United States, (b) is not an investment company other than a small business investment company wholly-owned by the BDC, and (c) does not have any class of publicly-traded securities with respect to which a broker may extend credit;

  •
  securities received in exchange for or distributed with respect to securities described above, or pursuant to the exercise of options, warrants or rights relating to such securities; and

  •
  cash, cash items, Government securities, or high quality debt securities maturing in one year or less from the time of investment.

        The Company may not change the nature of its business so as to cease to be, or withdraw its election as, a BDC unless authorized by vote of the holders of the majority, as defined in the 1940 Act, of the Company's outstanding voting securities. Since the Company made its BDC election, it has not made any substantial change in its structure or in the nature of its business.

        The Company operates so as to qualify as a RIC under the Code. Generally, in order to qualify as a RIC, the Company must continue to qualify as a BDC and distribute to shareholders in a timely manner, at least 90% of its "investment company taxable income" as defined by the Code. Also, the Company must derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale of stock or other securities or other income derived with respect to its business of investing in such stock or securities as defined by the Code. Additionally, the Company must diversify its holdings so that (a) at least 50% of the value of the Company's assets consists of cash, cash items, government securities, securities of other RICs and other securities if such other securities of any one issuer do not represent more than 5% of the Company's assets and 10% of the outstanding voting securities of the issuer and (b) no more than 25% of the value of the Company's assets (including those owned by ACFS) are invested in the securities of one issuer (other than U.S. government securities and securities of other RICs), or of two or more issuers that are controlled by the Company and are engaged in the same or similar or related trades or businesses. If the Company qualifies as a RIC, it will not be subject to Federal income tax on the portion of its taxable income and net capital gains it distributes in a timely fashion to stockholders. In addition, with respect to each calendar year, if the Company distributes or is treated as having distributed (including amounts retained but designated as deemed distributed) in a timely manner 98% of its capital gain net income for each one-year period ending on October 31, and distributes 98% of its net ordinary income for such calendar year (as well as any income not distributed in prior years), it will not be subject to the 4% nondeductible Federal excise tax imposed with respect to certain undistributed income of RICs.

        If the Company fails to satisfy the 90% distribution requirement or otherwise fails to qualify as a RIC in any taxable year, it will be subject to tax in such year on all of its taxable income, regardless of whether the Company makes any distribution to its stockholders. In addition, in that case, all of the Company's distributions to its shareholders will be characterized as ordinary income (to the extent of the Company's current and accumulated earnings and profits).

        The Company's wholly-owned subsidiary, ACFS, is a corporation under Subchapter C of the Code and is subject to corporate level Federal and state income tax.

Temporary Investments

        Pending investment in other types of Qualifying Assets, the Company has invested its otherwise uninvested cash primarily in cash, cash items, government securities, agency paper or high quality debt securities maturing in one year or less from the time of investment in such high quality debt investments ("Temporary Investments") so that at least seventy percent (70%) of its assets are Qualifying Assets. Typically, the Company invests in U.S. Treasury bills. Additionally, the Company may invest in repurchase obligations of a "primary dealer" in government securities (as designated by the Federal Reserve Bank of New York) or of any other dealer whose credit has been established to the satisfaction of the Board of Directors. There is no percentage restriction on the proportion of the Company's assets that may be invested in such repurchase agreements. A repurchase agreement involves the purchase by an investor, such as the Company, of a specified security and the simultaneous agreement by the seller to repurchase it at an agreed upon future date and at a price which is greater than the purchase price by an amount that reflects an agreed-upon interest rate. Such interest rate is effective for the period of time during which the investor's money is invested in the arrangement and is related to current market interest rates rather than the coupon rate on the purchased security. The Company requires the continual maintenance by its custodian or the correspondent in its account with the Federal Reserve/Treasury Book Entry System of underlying securities in an amount at least equal to the repurchase price. If the seller were to default on its repurchase obligation, the Company might suffer a loss to the extent that the proceeds from the sale of the underlying securities were less than the repurchase price. A seller's bankruptcy could delay or prevent a sale of the underlying securities.

Leverage

        For the purpose of making investments and to take advantage of favorable interest rates, the Company has issued, and intends to continue to issue, senior debt securities and other evidences of indebtedness, up to the maximum amount permitted by the 1940 Act, which currently permits the Company, as a BDC, to issue senior debt securities and preferred stock (collectively, "Senior Securities") in amounts such that the Company's asset coverage, as defined in the 1940 Act, is at least 200% after each issuance of Senior Securities. Such indebtedness may also be incurred for the purpose of effecting share repurchases. As a result, the Company is exposed to the risks of leverage. Although the Company has no current intention to do so, it has retained the right to issue preferred stock. As permitted by the 1940 Act, the Company may, in addition, borrow amounts up to five percent (5%) of its total assets for temporary purposes.

Investment Objectives and Policies

        The Company's investment objectives are to achieve a high level of current income from the collection of interest, dividends and related fees, as well as long-term growth in its shareholders' equity through the appreciation in value of the Company's equity interests in the portfolio companies in which it invests. The following restrictions, along with these investment objectives, are the Company's only fundamental policies—that is, policies that may not be changed without the approval of the holders of the majority, as defined in the 1940 Act, of the Company's outstanding voting securities. The percentage restrictions set forth below other than the restriction pertaining to the issuance of Senior Securities, as well as those contained elsewhere herein, apply at the time a transaction is effected, and a subsequent change in a percentage resulting from market fluctuations or any cause other than an action by the Company will not require the Company to dispose of portfolio securities or to take other action to satisfy the percentage restriction:

  •
  the Company will at all times conduct its business so as to retain its status as a BDC. In order to retain that status, the Company may not acquire any assets (other than non-investment assets necessary and appropriate to its operations as a BDC) if after giving effect to such acquisition the value of its Qualifying Assets amounts to less than 70% of the value of its total assets. For a summary definition of Qualifying Assets, see "The Company's Operations as a BDC and RIC." The Company believes that most of the securities it proposes to acquire (provided that the Company controls, or through its officers or other participants in the financing transaction, makes significant managerial assistance available to the issuers of these securities), as well as Temporary Investments, will generally be Qualifying Assets. Securities of public companies, on the other hand, are generally not Qualifying Assets unless they were acquired in a distribution, in exchange for or upon the exercise of a right relating to securities that were Qualifying Assets.

  •
  the Company may invest up to 100% of its assets in securities acquired directly from issuers in privately-negotiated transactions. With respect to such securities, the Company may, for the purpose of public resale, be deemed an "underwriter" as that term is defined in the 1933 Act. The Company may invest up to 50% of its assets to acquire securities of issuers for the purpose of acquiring control (up to 100% of the voting securities) of such issuers. The Company will not concentrate its investments in any particular industry or group of industries. Therefore, the Company will not acquire any securities (except upon the exercise of a right related to previously acquired securities) if, as a result, 25% or more of the value of its total assets (including assets held by ACFS) consists of securities of companies in the same industry.

  •
  the Company may issue Senior Securities to the extent permitted by the 1940 Act for the purpose of making investments, to fund share repurchases, or for temporary or emergency purposes. As a BDC, the Company may issue Senior Securities up to an amount so that the asset coverage, as defined in the 1940 Act, is at least 200% immediately after each issuance of Senior Securities.

  •
  the Company will not (a) act as an underwriter of securities of other issuers (except to the extent that it may (i) be deemed an "underwriter" of securities purchased by it that must be registered under the 1933 Act before they may be offered or sold to the public or (ii) underwrite securities to be distributed to or purchased by stockholders of the Company in connection with offerings of securities by companies in which the Company is a stockholder); (b) purchase or sell real estate or interests in real estate or real estate investment trusts (except that the Company may purchase and sell real estate or interests in real estate in connection with the orderly liquidation of investments and may own the securities of companies or participate in a partnership or partnerships that are in the business of buying, selling or developing real estate); (c) sell securities short (except with regard to managing risks associated with publicly traded securities issued by portfolio companies); (d) purchase securities on margin (except to the extent that it may purchase securities with borrowed money); (e) write or buy put or call options (except (i) to the extent of warrants or conversion privileges in connection with its acquisition financing or other investments, and rights to require the issuers of such investments or their affiliates to repurchase them under certain circumstances, or (ii) with regard to managing risks associated with publicly traded securities issued by portfolio companies); (f) engage in the purchase or sale of commodities or commodity contracts, including futures contracts (except where necessary in working out distressed loan or investment situations); or (g) acquire more than 3% of the voting stock of, or invest more than 5% of its total assets in any securities issued by, any other investment company, except as they may be acquired as part of a merger, consolidation or acquisition of assets. With regard to that portion of the Company's investments in securities issued by other investment companies it should be noted that such investments may subject the Company's shareholders to additional expenses.

Investment Advisor

        The Company has no investment advisor and is internally managed by its executive officers under the supervision of the Board of Directors.

PORTFOLIO COMPANIES

        The following table sets forth certain information as of March 31, 2002, regarding each portfolio company in which the Company currently has a debt or equity investment. All such debt and equity investments have been made in accordance with the Company's investment policies and procedures.

Name and Address of Portfolio Company	Nature of Business	Type of Security	% of Class Owned On a Fully Diluted Basis(1)		Cost Or Initial Value of Investment	Value of Investment as of March 31, 2002(2)

A&M Cleaning Products, Inc. 4110 Old Greenville Highway Central, SC 29630	Manufacturing — Household Cleaning Products	Subordinated Debt Common Stock Warrants Redeemable Preferred Stock	— 18.4 —%		$5,127 1,643 564	$5,207 2,237 1,175

A.H. Harris & Sons, Inc. 321 Ellis Street P.O. Box 2 New Britain, CT 06050	Wholesale & Retail — Construction Material	Subordinated Debt Common Stock Warrants	— 10.0%		9,497 534	9,577 1,050

Aeriform Corporation 8350 Mosley Houston, TX 77068	Wholesale & Retail — Packaged Industrial Gas Distributor	Senior Debt Subordinated Debt Common Stock Warrants Redeemable Preferred Stock	— — 50.1 —%		5,152 22,564 4,361 108	5,152 22,620 5,345 108

Atlantech International 5883 Glenridge Drive, Suite 200 Atlanta, GA 30328-5363	Manufacturing — Polymer-based Products	Subordinated Debt with Non-Detachable Warrants Redeemable Preferred Stock with Non-Detachable Common Stock	— 1.0%		19,226 1,110	18,982 784

Auxi Health, Inc. 810 Crescent Center Drive Franklin, TN 37067	Healthcare — Home Healthcare	Subordinated Debt Common Stock Warrants Preferred Stock	— 17.9 55.8	% %	14,666 2,599 2,732	12,802 — —

Biddeford Textile Corp. 2 Main St. & Biddeford Industrial Park P.O Box 624 Biddeford, ME 04005	Manufacturing — Electronic Blankets	Senior Debt Common Stock Warrants	— 10.0%		2,532 1,100	2,537 —

BLI Holdings Corp. 20465 East Walnut Drive North Walnut, CA 91789-2819	Manufacturing and Packaging — Personal Care Items	Subordinated Debt	—		12,307	12,307

Capital.com, Inc. 2 Bethesda Metro Center Bethesda, MD 20814	Internet — Financial Portal	Preferred Stock	85.0%		1,492	600

Case Logic 6303 Dry Creek Parkway Longmont, CO 80503	Manufacturing — Storage Products Designer & Marketer	Subordinated Debt with Non-Detachable Warrants Redeemable Preferred Stock	8.9 —%		20,918 415	20,741 415

Caswell-Massey Holdings Corp. 121 Fieldcrest Avenue Edison, NJ 08837	Wholesale & Retail — Toiletries	Senior Debt Subordinated Debt Common Stock Warrants	— — 24.0%		954 1,840 552	954 1,865 580

Chance Coach, Inc. 2811 North Ohio Street Wichita, KS 67219	Manufacturing — Buses	Senior Debt Subordinated Debt Common Stock Warrants Redeemable Preferred Stock Convertible Preferred Stock Common Stock	— — 5.2 85.0 2.4 2.5	% % % %	9,681 8,955 4,041 7,386 2,059 1,896	9,681 9,401 2,639 7,386 2,059 227

Chromas Technologies 1365 Newton Boucherville, Quebec J4B BH2	Manufacturing — Printing Presses	Senior Debt Subordinated Debt Common Stock Common Stock Warrants Convertible Preferred Stock	— — 35.0 25.0 40.0	% % %	11,516 10,001 1,500 1,071 6,709	11,516 10,184 — 987 2,380

CST Industries, Inc. 5400 Kansas Avenue Kansas City, KS 66106	Manufacturing — Bolted Steel Tanks	Subordinated Debt Common Stock Warrants	— 13.0%		7,999 1,090	7,999 3,919

Name and Address of Portfolio Company	Nature of Business	Type of Security	% of Class Owned On a Fully Diluted Basis(1)		Cost Or Initial Value of Investment	Value of Investment as of March 31, 2002(2)

Confluence Holdings Corp. 3761 Old Glenola Road Trinity, NC 27370	Manufacturing — Canoes & Kayaks	Subordinated Debt Redeemable Preferred Stock Convertible Preferred Stock Common Stock Common Stock Warrants	— — 75.0 0.1 0.2	% % %	$5,529 7,258 3,424 537 2,164	$5,706 7,258 3,424 — 1,564

Crosman Corporation Routes 5 & 20 East Bloomfield, NY 14443	Manufacturing — Small Arms	Subordinated Debt Common Stock Warrants	— 3.5%		4,054 330	4,085 330

Cycle Gear, Inc. 303 43rd Street Richmond, CA 94805	Wholesale & Retail — Motor Cycle Accessories	Senior Debt Subordinated Debt Common Stock Warrants Redeemable Preferred Stock	— — 42.4 —%		656 6,052 470 1,549	656 6,151 1,702 1,549

Decorative Surfaces International, Inc. 1280 N. Grant Avenue Columbus, OH 43201	Manufacturing — Decorative Paper & Vinyl Products	Subordinated Debt Common Stock Warrants Convertible Preferred Stock	— 42.3 2.9	% %	18,114 4,571 781	18,443 — —

Dixie Trucking Company, Inc. 3606 N. Graham Street Charlotte, NC 28206	Transportation — Overnight Shorthaul Delivery	Subordinated Debt Common Stock Warrants	— 49.0%		5,789 141	5,817 —

Electrolux, LLC 5956 Sherry Lane Dallas, TX 75225	Manufacturing — Vacuum Cleaners	Membership Interests	2.5%		246	839

Erie County Plastics Corporation 844 Route 6 Corry, PA 16407	Manufacturing — Molded Plastics	Subordinated Debt Common Stock Warrants	— 8.7%		9,207 1,170	9,265 1,027

EuroCaribe Packing Company, Inc. PO Box 3146 Zona Idnustrial Sabana Abajo Carolina (San Juan), PR 00984	Manufacturing — Meat Processing	Senior Debt Subordinated Debt Common Stock Warrants Redeemable Preferred Stock	— — 37.1 —%		8,674 4,150 1,110 5,602	8,749 4,227 — —

European Touch LTD. II 5260 North 126th Street P.O. Box 347 Butler, WI 53007	Manufacturing — Salon Appliances	Senior Debt Subordinated Debt Common Stock Warrants Common Stock	— — 71.0 29.0	% %	8,452 11,357 3,677 1,500	8,452 11,357 3,677 1,948

Fulton Bellows & Components, Inc. 2318 Kingston Pike SW Knoxville, TN 37901-0400	Manufacturing — Bellows	Senior Debt Subordinated Debt Common Stock Warrants Convertible Preferred Stock	— — 26.4 48.6	% %	15,844 6,678 1,305 5,849	15,844 6,939 1,070 2,858

Gladstone Capital 1616 Anderson Road McLean, VA 22102	Investment Company	Common Stock	3.0%		3,600	4,272

Goldman Industrial Group 1 Post Office Square, Suite 4100 Boston, MA 02109	Manufacturing — Machine Tools, Metal Cutting Types	Subordinated Debt Common Stock Warrants	— 15.0%		27,201 2,822	10,888 —

Hickson DanChem, Inc. 1975 Old Richmond Road Danville, VA 24540	Manufacturing — Specialty Contract Chemical Manufacturing	Senior Debt Subordinated Debt Common Stock Common Stock Warrants	— — 42.8 38.0	% %	14,623 8,226 2,500 2,221	14,623 8,226 2,500 2,221

IGI, Inc. Wheat Rd. & Lincoln Avenue Buena, NJ 08310	Healthcare — Veterinary Vaccines	Subordinated Debt Common Stock Warrants	— 16.9%		5,651 2,003	5,706 1,725

Iowa Mold Tooling, Inc. 500 Highway 18 West POB 189 Garner, IA 50438-0189	Manufacturing — Specialty Equipment	Subordinated Debt Common Stock Common Stock Warrants	— 25.0 46.2	% %	27,127 3,200 5,918	27,422 3,200 5,918

JAAGIR, LLC Heritage Square 1 4835 LBJ Freeway, Suite 800 Dallas TX 75244	Service — IT Staffing and Consulting	Subordinated Debt Common Stock Warrants	— 4.1%		2,939 271	2,969 271

Name and Address of Portfolio Company	Nature of Business	Type of Security	% of Class Owned On a Fully Diluted Basis(1)		Cost Or Initial Value of Investment	Value of Investment as of March 31, 2002(2)

JAG Industries, Inc. 2201 Aisquith Street Baltimore, MD 21218	Manufacturing — Metal Fabrication and Tablet Manufacturing	Senior Debt Subordinated Debt Common Stock Warrants	— — 75.0%		$971 2,463 505	$971 1,445 —

Kelly Aerospace, Inc. 1400 East South Blvd Montgomery, AL 36116	Manufactoring — General Aviation & Performance Automotive	Senior Debt Subordinated Debt Common Stock Warrants	— — 15.0%		7,597 8,833 1,589	7,597 8,833 1,589

Lion Brewery, Inc. 700 N. Pennsylvania Avenue Wilkes-Barre, PA 18705	Manufacturing — Malt Beverages	Subordinated Debt Common Stock Warrants	— 54.0%		5,979 675	6,054 7,146

Logex Corporation 1100 Town & Country Road, Suite 850 Orange, CA 92868	Transportation — Industrial Gases	Subordinated Debt Common Stock Warrants Redeemable Preferred Stock	— 85.2 —%		16,219 5,825 3,188	16,219 5,825 3,188

Lubricating Specialties Co. 8015 Paramount Blvd Pico River, CA 90660-4888	Manufacturing — Lubricant and Grease	Subordinated Debt Common Stock Warrants	— 21.0%		14,800 791	14,903 791

MBT International Inc. 620 Dobbin Road Charleston, SC 29414	Wholesale & Retail — Musical Instrument Distributor	Senior Debt Subordinated Debt Common Stock Warrants Convertible Preferred Stock	— — 30.6 53.1	% %	3,300 7,221 1,214 2,250	3,300 7,333 991 1,722

Marcal Paper Mills, Inc. 1 Market Street Elmwood, NJ 07407-1457	Manufacturing — Towel, Tissue & Napkin	Senior Debt Subordinated Debt Common Stock Warrants	— — 20.0%		16,447 17,347 4,998	16,447 17,347 4,998

Middleby Corporation 1400 Toastmaster Drive Elgin, IL 60120	Manufacturing — Foodservice Equipment	Subordinated Debt Common Stock Warrants	— 5.5%		22,584 2,536	22,584 2,536

Mobile Tool International, Inc. 5600 West 88th Avenue Westminster, CO 80031	Manufacturing — Aerial Lift Equipment	Subordinated Debt	—		2,698	2,348

Network for Medical Communication & Research, LLC 780 Johnson Ferry Road, Suite 100 Atlanta, GA 30342	Services — Provider of Specialized Medical Educational Programs	Senior Debt Subordinated Debt Common Stock Warrants	— — 50.1%		3,000 16,915 2,038	3,000 16,915 2,038

New Piper Aircraft, Inc. 2926 Piper Drive Vero Beach, FL 32960	Manufacturing — Aircraft Manufacturing	Subordinated Debt Common Stock Warrants	— 6.5%		18,428 2,231	18,498 4,832

Numatics, Inc. 1450 Milford Road Highland, MI 48357-4560	Manufacturing — Pneumatic Valves	Senior Debt	—		30,836	30,836

o2wireless Solutions, Inc. 440 Interstate North Parkway Atlanta, GA 30339	Telecommunications — Wireless Communications Network Services	Common Stock Warrants	8.0%		2,410	2,074

Omnova Solutions, Inc. 175 Ghent Road Fairlawn, OH 44333	Manufacturing — Performance Chemicals and Decorative & Building Products	Subordinated Debt	—		7,415	7,415

PaR Systems, Inc. 899 Highway 96 West Shoreview, MN 55126	Manufacturing — Robotic Systems	Senior Debt Subordinated Debt Common Stock Common Stock Warrants	— — 25.8 42.5	% %	10,945 18,272 2,500 4,116	10,945 18,272 2,500 4,116

Parts Plus Group 20 River Road Bogota, NJ 07603	Wholesale & Retail — Auto Parts Distributor	Subordinated Debt Common Stock Warrants Convertible Preferred Stock	— 5.0 1.5	% %	4,547 333 556	1,042 — —

Patriot Medical Technologies, Inc. 210 Twenty-Fifth Avenue North Suite 1015 Nashville, TN 37203	Service — Repair Services	Senior Debt Subordinated Debt Common Stock Warrants Convertible Preferred Stock	— — 15.1 16.1	% %	2,182 2,782 612 1,219	2,182 2,840 510 307

Name and Address of Portfolio Company	Nature of Business	Type of Security	% of Class Owned On a Fully Diluted Basis(1)		Cost Or Initial Value of Investment	Value of Investment as of March 31, 2002(2)

Petaluma Poultry Processors, Inc. 2700 Lakeville Hwy. P.O. Box 7368 Petaluma, CA 94955-7368	Agriculture — Integrated Producer & Distributor of Organic & Natural Poultry	Senior Debt Common Stock Warrants	— 13.0%		$7,426 1,065	$7,426 1,065

Plastech Engineered Products, Inc. 22000 Garrison Road Dearborn, MI 48124	Manufacturing — Automotive Component Systems	Subordinated Debt Common Stock Warrants	— 2.1%		27,740 2,577	27,740 3,167

Starcom Holdings, Inc. 661 Pleasant Street Norwood, MA 02062	Construction — Electrical Contractor	Subordinated Debt Common Stock Common Stock Warrants	— 2.6 16.2	% %	23,315 3,914 616	23,536 3,068 116

Sunvest Industries, LLC 49 Fenbrook Drive Hamden, CT 06517	Manufacturing — Contract Manufacturing	Senior Debt Subordinated Debt Common Stock Warrants Redeemable Preferred Stock	— — 73.0 —%		4,286 5,590 1,358 347	4,286 5,645 666 —

The Inca Group 501 East Purnell P.O. Box 897 Lewisville, TX 75067	Manufacturing — Steel Products	Subordinated Debt Common Stock Common Stock Warrants	— 60.1 24.9	% %	17,503 5,100 3,060	17,665 831 1,917

The L.A. Studios, Inc. 3453 Cahuenga Blvd Hollywood, CA 90068	Wholesale & Retail — Audio Production	Subordinated Debt	—		2,135	2,150

Texstars, Inc. 1107 108th Street Prairie, TX 75053	Manufacturing — Aviation and Transportation Accessories	Senior Debt Subordinated Debt Common Stock Common Stock Warrants	— — 39.4 40.5	% %	15,012 7,029 1,500 1,542	15,012 7,029 1,500 1,542

ThreeSixty Sourcing, Ltd. 19511 Pauling Foothill Ranch, CA 92610	Provider of Outsourced Manufacturing — Management Services	Senior Debt Subordinated Debt Common Stock Warrants	— — 5.0%		14,926 18,739 1,386	14,926 18,739 1,386

Transcore Holdings, Inc. 7611 Derry Street Harrisburg, PA 17111	Information Technology — Transportation Information Management Services	Subordinated Debt Common Stock Warrants Convertible Preferred Stock	— 8.7 1.4	% %	23,882 4,368 3,029	24,147 7,783 3,029

Tube City, Inc. 12 Monongahela Avenue Glassport, PA 15045	Manufacturing — Mill Services	Subordinated Debt Common Stock Warrants	— 23.5%		11,961 3,498	12,151 7,789

Warner Power, LLC (2) 40 Depot Street Warner, NH 03278	Manufacturing — Power Systems and Electrical Ballasts	Senior Debt Subordinated Debt Common Stock Warrants	— — 53.1%		447 4,063 1,629	458 4,106 1,458

Weston ACAS Holdings, Inc. 1400 Weston Way P.O. Box 2653 West Chester, PA 19380	Service — Environmental Consulting Services	Subordinated Debt Common Stock Common Stock Warrants Redeemable Preferred Stock	— 8.7 23.6 —	% %	21,958 1,932 5,246 1,219	21,958 2,729 7,434 1,219

Westwind Group Holdings, Inc. 12555 High Bluff Drive Suite 120 San Diego, CA 92130	Service — Restaurants	Common Stock Redeemable Preferred Stock	10.0 —%		— 3,593	— 1,179

(1)
Percentages shown for warrants and preferred stock held represents the percentage of class of security we may own, on a fully diluted basis, assuming we exercise our warrants or convert our preferred stock to common stock.

(2)
These valuations were determined by the Company's Board of Directors.

        The Company makes available significant managerial assistance to its portfolio companies by closely monitoring the operations of the companies, assisting in the hiring of additional senior management, if needed, being available for consultations with officers, developing the business plan and participating on the board of directors. As of March 31, 2002, the Company had board seats on 48 out of 60 businesses in its portfolio and had board observation rights on 6 of the remaining businesses. Additionally, ACFS has investment banking agreements with a limited number of portfolio companies. No portfolio company represents more than 5% of the Company's assets.

DETERMINATION OF NET ASSET VALUE

        The net asset value per share of the Company's outstanding Common Stock is determined quarterly, as soon as practicable after and as of the end of each calendar quarter, by dividing the value of total assets minus liabilities (including the liquidation preferences of the Company's preferred stock) by the total number of shares of Common Stock outstanding at the date as of which the determination is made.

        In calculating the value of the Company's total assets, securities that are traded in the over-the-counter market or on a stock exchange are valued at the prevailing bid price on the valuation date, unless the investment is subject to a restriction that requires a discount from such price, which is determined by the Board of Directors. All other investments are valued at fair market value as determined in good faith by the Board of Directors. In making such determination, the Board of Directors will value loans and non-convertible debt securities for which there exists no public trading market at cost plus amortized original issue discount, if any, unless adverse factors lead to a determination of a lesser value. In valuing convertible debt securities, equity or other types of securities for which there exists no public trading market, the Board of Directors will determine fair market value on the basis of collateral, the issuer's ability to make payments, its earnings and other pertinent factors.

        A substantial portion of the Company's assets consists of securities carried at fair market values determined by its Board of Directors. Determination of fair market values involves subjective judgment not susceptible to substantiation. Accordingly, the notes to the financial statements refer to the uncertainty with respect to the possible effect of such valuations on the Financial Statements.

MANAGEMENT

        The business and affairs of the Company are managed under the direction of its Board of Directors. The Board of Directors currently has seven members, six of whom are not "interested persons" of the Company as defined in Section 2(a)(19) of the 1940 Act (the "Independent Directors"). There are two vacancies on the Board of Directors. The Board of Directors elects the Company's officers who serve at the pleasure of the Board of Directors.

        Pursuant to the terms of the Company's Second Amended and Restated Certificate of Incorporation, the directors are divided into three classes. One class holds office initially for a term expiring at the annual meeting of stockholders to be held in 2003, a second class holds office initially for a term expiring at the annual meeting of stockholders to be held in 2004 and a third class holds office initially for a term expiring at the annual meeting of stockholders to be held in 2005. Each director holds office for the term to which he or she is elected and until his or her successor is duly elected and qualified or until his or her death, removal or resignation. Messrs. Wilkus, Harper and Peterson have terms expiring in 2003, Ms. Baskin and Dr. Puryear have terms expiring in 2004 and Messrs. Hahl and Lundine have terms expiring in 2005. At each annual meeting of the stockholders of the Company, the successors to the class of directors whose terms expire at such meeting will be elected to hold office for a term expiring at the annual meeting of stockholders held in the third year following the year of their election.

Executive Officers and Directors

        The persons that are executive officers ("Executive Officers") and directors of the Company and their positions are set forth below:

Name(1)	Age	Position
Executive Officer and Director:
Malon Wilkus (1986)	50	President, Chief Executive Officer and Chairman of the Board of Directors(2)
Executive Officers:
John Erickson	42	Executive Vice President and Chief Financial Officer
Ira Wagner	49	Executive Vice President and Chief Operating Officer
Directors:
Mary C. Baskin (2000)	51	Director
Neil M. Hahl (1997)	53	Director
Philip R. Harper (1997)	58	Director
Stan Lundine (1997)	63	Director
Kenneth D. Peterson, Jr. (2001)	49	Director
Alvin N. Puryear (1998)	64	Director

(1)
For directors, year first elected as director is shown.

(2)
Interested Person as defined in Section 2(a)(19) of the 1940 Act. Mr. Wilkus is an Interested Person because he is an employee and an officer of the Company.

        Malon Wilkus.    Mr. Wilkus founded the Company in 1986 and has served as the Company's Chief Executive Officer since that time. From 1986 to 1999, he was also President and became President of the Company again in May 2001. Mr. Wilkus served as Vice Chairman of the Board of Directors of the Company from 1997 to 1998 and has served as Chairman of the Board of Directors since 1998. Mr. Wilkus is past Chairman and a current Director of the National Center for Employee Ownership. Mr. Wilkus is a member of the Board of Governors of the ESOP Association. He has previously served on the boards of several employee-owned corporations.

        Mary C. Baskin.    Ms. Baskin has been Managing Director of the Ansley Consulting Group, a retained executive search firm since 1999. From 1997 to 1999, Ms. Baskin served as Partner for Quayle Partners, a start-up consulting firm that she helped found. From 1996 to 1997, Ms. Baskin served as Vice President and Senior Relationship Manager for Harris Trust and Savings Bank. From 1990 to 1996, Ms. Baskin served as Director, Real Estate Division and Account Officer, Special Accounts Management Unit for the Bank of Montreal.

        John R. Erickson.    Mr. Erickson has served as Executive Vice President since 2001 and Chief Financial Officer of the Company since 1998 and as Secretary since 1999. He served as a Vice President of the Company from 1998 to 2001. From 1990 to 1996, he served as Chief Financial Officer of Storage USA, Inc., an operator of self-storage facilities. From 1996 to 1998, he served as President of Storage USA Franchise Corp., a subsidiary of Storage USA, Inc. Mr. Erickson is a member of the Board of Directors of Warner Power, LLC. He previously served on the board of Kelly Aerospace, Inc.

        Neil M. Hahl.    Mr. Hahl is a general business consultant. He was President of The Weitling Group, a business consulting firm, from 1996 to 2001. From 1995 to 1996, Mr. Hahl served as Senior Vice President of the American Financial Group. From 1982 to 1996, Mr. Hahl served as Senior Vice President and CFO of Penn Central Corporation.

        Philip R. Harper.    Mr. Harper has served as Chairman, Chief Executive Officer and President, of US Investigations Services, Inc., a private investigations company, since 1996. From 1991 to 1994, Mr. Harper served as President of Wells Fargo Alarm Services. From 1988 to 1991, Mr. Harper served as President of Burns International Security Services-Western Business Unit.

        Stan Lundine.    Mr. Lundine has served as Of Counsel for the law firm of Sotir and Goldman since 1995 and as Executive Director of the Chautauqua County Health Network since 1997. From 1987 to 1994, he was the Lieutenant Governor of the State of New York. Mr. Lundine is a Director of US Investigations Services, Inc. and National Forge Company. From 1976 to 1986, Mr. Lundine served as a member of the U.S. House of Representatives.

        Kenneth D. Peterson, Jr.    Mr. Peterson has been CEO of Columbia Ventures Corporation since 1988. He is a member of the board of directors of International Aluminum Corporation and the Washington Institute Foundation.

        Alvin N. Puryear.    Dr. Puryear is the Lawrence N. Field Professor of Entrepreneurship at Baruch College of the City University of New York and has been on the faculty there since 1970. He is a Director of the GreenPoint Bank, the GreenPoint Financial Corporation. He is also a member of the Board of Directors of the Bank of Tokyo-Mitsubishi Trust Company.

        Ira Wagner.    Mr. Wagner has served as Executive Vice President and Chief Operating Officer of the Company since May 2001 and served as a Senior Vice President of the Company earlier in 2001. He has been an employee of the Company since 1997 and has held the positions of Principal and Senior Investment Officer. From 1993 to 1997, Mr. Wagner was a self-employed consultant and financial advisor.

Employment Agreements

        Each of the Executive Officers has entered into an employment agreement with the Company. The base salary under the employment agreement of Mr. Wilkus is $150,000 per year. The base salary under the employment agreement of Mr. Erickson is $125,000 and the base salary under the employment agreement of Mr. Wagner is $200,000. The Board of Directors has the right to increase the base salary during the term of each agreement and also, generally, to decrease it, but not below the original base salary, and has adjusted the base salaries of Messrs. Wilkus, Erickson and Wagner to $345,000, $260,000 and $260,000, respectively. The employment agreements provide that the executives are entitled to participate in a performance based bonus program under which Mr. Wilkus will receive up to 200% of his base salary, Mr. Wagner will receive up to 160% of his base salary, and Mr. Erickson will receive up to 125% of his base salary, depending on the Company's performance against certain criteria to be established annually by the Compensation and Compliance Committee of the Board of Directors. In certain cases, the Compensation and Compliance Committee has chosen to set such maximums to a higher percentage of base salary. Mr. Wilkus will be entitled to receive 5% of this bonus regardless of the Company's performance.

        If the Company should terminate an executive's employment by reason of the executive's disability, Mr. Wilkus would be entitled for two years, and Messrs. Erickson and Wagner would each be entitled for one year, to receive from the Company the difference between his base salary plus annual bonus and any long-term disability benefits. Additionally, the executive's unvested options that would have vested within one year of the disability termination would vest. Vested options would expire unless exercised within 18 months of the termination date. If the Company should terminate an executive's employment for any reason other than a disability or misconduct, Mr. Wilkus would be entitled to receive his base salary and bonus for two years, Mr. Wagner would be entitled to receive his base salary for 18 months and the bonus for the year in which he is terminated and Mr. Erickson would receive a $60,000 severance payment. Mr. Wilkus could choose to forgo the payments and thus obtain a release from non-compete provisions applicable during this period. These payments would also be made to Mr. Wilkus if he resigned with good reason, which generally includes conduct by the Company materially and adversely changing his responsibilities and duties, a material breach by the Company of the employment agreement or a change in control of the Company. Additionally, Mr. Wilkus' unvested stock options would generally vest if his employment were terminated for any reason other than a disability or misconduct or if he resigned with good reason.

        Under each of the employment agreements, if the executive dies, his estate will be entitled to receive the annual bonus in the year of death. Additionally, he will be considered to have vested on the date of death in those options that would vest within one year of the date of death, and would forfeit any unvested options. All such vested options would expire unless exercised within 18 months of the date of death.

        In the event that the Company should terminate an executive's employment as a result of the executive's misconduct or in the event that the executive voluntary terminates his employment for other than good reason, all unvested stock options would be forfeited and the executive would have no more than 90 days to exercise any unexercised options.

        Upon termination of employment, an executive would be subject to certain non-compete covenants. These covenants would generally apply for the longer of one year and the period the executive is receiving severance payments. However, as noted above, during periods when Mr. Wilkus is receiving severance payments from the Company, he may terminate covenants prohibiting competition by foregoing such payments.

        The Company has entered into a series of loan transactions with most of the Executive Officers pertaining to the exercise of options under the Employee Option Plan. As of June 7, 1999, the Company entered into Option Exercise Agreements ("Option Exercise Agreements") with both of Messrs. Wilkus and Erickson providing for such loans and pertaining to the exercise of options to purchase 117,428 and 25,000 shares of Common Stock, respectively. As of December 12, 2000, the Company entered into an Option Exercise Agreement with Mr. Wagner pertaining to the exercise of options for 16,066 shares of Common Stock, as of March 2, 2001, March 7, 2001 and March 15, 2001, the Company entered into Option Exercise Agreements with Mr. Wilkus pertaining to the exercise of options to purchase an aggregate of 208,200 shares of Common Stock, as of March 13, 2001, and as of May 24, 2001, the Company entered into an Option Exercise Agreement with Mr. Wagner pertaining to the exercise of options for 12,134 shares of Common Stock.

        In each case, the Company lent to the Executive Officer the full option exercise price, which ranged from $15.00 to $22.875 per share of Common Stock, plus additional sums for the payment of taxes associated with the exercise of the options. The total amounts lent were $4,230,949.29 to Mr. Wilkus, $411,783.09 to Mr. Erickson, and $540,962.15 to Mr. Wagner. Messrs. Erickson and Wagner have paid off their loans. Mr. Wilkus' loans remain outstanding. Each loan provides for the quarterly payment of interest with the full principal amount due at maturity, which is nine years from the date of each loan. The interest rate charged on the loans to Messrs. Wilkus and Erickson for their June 7, 1999 loans is 5.27% per annum. The interest rate on Mr. Wagner's loan is 5.75% per annum and on Mr. Wilkus' March 2001 loan is 4.98% per annum and on Mr. Wagner's May 2001 loan was 4.68% per annum. Each loan is collateralized by a pledge of the shares of Common Stock purchased with the loan. The Company has full recourse to each Executive Officer for all amounts due under his loan. As required by the 1940 Act, each loan must be fully collateralized and will be due 60 days following termination of the Executive Officer's employment with the Company.

Committees of the Board of Directors

        The Board of Directors holds regular quarterly meetings and meets on other occasions when required by special circumstances. Certain directors also serve on the Board's principal standing committees. The committees, their primary functions, and memberships are as follows:

        Executive Committee —  This committee has the authority to exercise all powers of the Board of Directors except for actions that must be taken by the full Board of Directors under the Delaware General Corporation Law or the 1940 Act. Members of the Executive Committee are Messrs. Harper, Puryear and Wilkus. Mr. Wilkus is an "interested person" under the 1940 Act.

        Audit Committee —  This committee makes recommendations to the Board of Directors with respect to the engagement of independent auditors and questions the Company's management and independent auditors on the application of accounting and reporting standards to the Company. The Audit Committee also reviews the valuations of portfolio companies presented by management. The Audit Committee is presently composed of Ms. Baskin and Messrs. Hahl and Peterson. Each member of this committee is independent, as defined in Rule 4200(a)(14) of the National Association of Securities Dealers, Inc.'s ("NASD") marketplace rules, as applicable and as may be modified or supplemented.

        Compensation and Compliance Committee —  This committee (formerly the Compensation Committee) has the responsibility for reviewing and approving the salaries, bonuses and other compensation and benefits of Executive Officers, reviewing and advising management regarding benefits and other terms and conditions of compensation of management, and administering the Company's employee option plans. This committee also has the responsibility for reviewing and approving matters regarding ethics, securities law compliance and portfolio company workouts. Members of this committee are Messrs. Harper, Lundine and Puryear.

        The Compensation and Compliance Committee also serves as the Board of Directors' standing nominating committee. Nominations for election to the Board of Directors may be made by the Board of Directors, or by any stockholder entitled to vote for the election of directors. Nominations made by Stockholders must be made by written notice (setting forth the information required by the Company's Bylaws) received by the Secretary of the Company at least 120 days in advance of an annual meeting or within 10 days of the date on which notice of a special meeting for the election of directors is first given to Stockholders.

DIVIDEND REINVESTMENT PLAN

        Pursuant to the Company's Dividend Reinvestment Plan (the "Reinvestment Plan"), a stockholder whose shares are registered in his own name may have all distributions reinvested automatically in additional shares by EquiServe, L.P., the Reinvestment Plan administrator (the "Reinvestment Plan Administrator"), by providing the required enrollment notice to the Reinvestment Plan Administrator. Stockholders whose shares are held in the name of a broker or other nominee may have distributions reinvested automatically only if such a service is provided by the broker or the nominee or if the broker or the nominee permits participation in the Reinvestment Plan. Stockholders whose shares are held in the name of a broker or other nominee should contact the broker or nominee for details. A stockholder may terminate participation in the Reinvestment Plan at any time by delivering written notice to the Reinvestment Plan Administrator before the record date of the next dividend or distribution. All distributions to stockholders who do not participate in the Reinvestment Plan will be paid by check mailed directly to the record holder by or under the direction of the Reinvestment Plan Administrator when the Board of Directors declares a dividend or distribution.

        When the Company declares a dividend or distribution, stockholders who are participants in the Reinvestment Plan receive the equivalent of the amount of the dividend or distribution in shares of the

Common Stock. The Reinvestment Plan Administrator buys shares in the open market, on the Nasdaq National Market or elsewhere. Alternatively, the Board of Directors may choose to contribute newly issued shares of Common Stock to the Reinvestment Plan, in lieu of the payment of cash dividends on shares held in the Reinvestment Plan. The Reinvestment Plan Administrator applies all cash received on account of a dividend or distribution as soon as practicable, but in no event later than 30 days, after the payment date of the dividend or distribution except to the extent necessary to comply with applicable provisions of the federal securities laws. The number of shares to be received by the Reinvestment Plan participants on account of the dividend or distribution is calculated on the basis of the average price of all shares purchased for that 30 day period, including brokerage commissions, and is credited to their accounts as of the payment date of the dividend or distribution.

        The Reinvestment Plan Administrator maintains all stockholder accounts in the Reinvestment Plan and furnishes written confirmations of all transactions in the account, including information needed by stockholders for personal and tax records. Common Stock in the account of each Plan participant is held by the Reinvestment Plan Administrator in non-certificated form in the name of the participant, and each stockholder's proxy includes shares purchased pursuant to the Reinvestment Plan.

        There is no charge to participants for reinvesting dividends and capital gains distributions. The fees of the Reinvestment Plan Administrator for handling the reinvestment of dividends and capital gains distributions are included in the fee to be paid by the Company to its transfer agent. There are no brokerage charges with respect to shares issued directly by the Company as a result of dividends or capital gains distributions payable either in shares or in cash. However, each participant bears a pro rata share of brokerage commissions incurred with respect to the Reinvestment Plan Administrator's open market purchases in connection with the reinvestment of such dividends or distributions.

        The automatic reinvestment of such dividends or distributions does not relieve participants of any income tax that may be payable on such dividends or distributions. See "Business—The Company's Operations as a BDC and RIC."

DESCRIPTION OF THE SECURITIES

        The authorized capital stock of the Company consists of 70,000,000 shares of Common Stock, $0.01 par value per share, and 5,000,000 shares of preferred stock, par value $0.01 per share (the "Preferred Stock," the Preferred Stock and the Common Stock are collectively referred to as the "Capital Stock"). The following summary of the Company's Capital Stock and other securities does not purport to be complete and is subject to, and qualified in its entirety by, the Company's Second Amended and Restated Certificate of Incorporation, as amended. Reference is made to the Company's Second Amended and Restated Certificate of Incorporation, as amended, for a detailed description of the provisions summarized below.

        Common Stock.    All shares of Common Stock have equal rights as to earnings, assets, dividends and voting privileges and, when issued, will be duly authorized, validly issued, fully paid and nonassessable. Distributions may be paid to the holders of Common Stock if and when declared by the Board of Directors of the Company out of funds legally available therefor. The holders of Common Stock have no preemptive, conversion or redemption rights and their interests therein are freely transferable. In the event of liquidation, dissolution or winding up of the Company, each share of Common Stock is entitled to share ratably in all assets of the Company that are legally available for distribution after payment of all debts and other liabilities and subject to any prior rights of holders of Preferred Stock, if any, then outstanding. Each share of Common Stock is entitled to one vote and does not have cumulative voting rights, which means that holders of a majority of such shares, if they so choose, could elect all of the directors, and holders of less than a majority of such shares would, in that case, be unable to elect any director.

        Preferred Stock.    In addition to shares of Common Stock, the Company's Second Amended and Restated Certificate of Incorporation, as amended, authorizes the issuance of shares of Preferred Stock. The Board of Directors is authorized to provide for the issuance of Preferred Stock with such preferences, powers, rights and privileges as the Board deems appropriate; except that, such an issuance must adhere to the requirements of the 1940 Act. The 1940 Act requires, among other things, that (i) immediately after issuance and before any distribution is made with respect to Common Stock, the Preferred Stock, together with all other Senior Securities, must not exceed an amount equal to 50% of the Company's total assets and (ii) the holders of shares of Preferred Stock, if any are issued, must be entitled as a class to elect two directors at all times and to elect a majority of the directors if dividends on the Preferred Stock are in arrears by two years or more. The Company has no present plans to issue any shares of Preferred Stock, but believes the availability of such stock will provide the Company with increased flexibility in structuring future financings and acquisitions. If we offer preferred stock under this Prospectus, we will issue an appropriate Prospectus Supplement. You should read that Prospectus Supplement for a description of the Preferred Stock, including, but not limited to, whether there will be an arrearage in the payment of dividends or sinking fund installments, if any, restrictions with respect to the declaration of dividends, requirements in connection with the maintenance of any ratio or assets, or creation or maintenance of reserves, or provisions for permitting or restricting the issuance of additional securities.

        Warrants.    In connection with the IPO, the Company sold to certain underwriters named in the underwriting agreement (the "Underwriters") warrants (the "Underwriters' Warrants") to purchase up to 442,751 shares of Common Stock, representing 4% of the shares of Common Stock outstanding after completion of the IPO, at a purchase price equal to the initial offering price per share. The Underwriters' Warrants were immediately exercisable and expire on August 29, 2002 (the "Warrant Exercise Term"). In December 1999, the Company repurchased Underwriters' Warrants representing 393,675 shares of Common Stock from one of the Underwriters. An additional 22,478 Underwriters' Warrants have been exercised since then, leaving Underwriters' Warrants for 26,598 shares of Common Stock outstanding. The Company has registered the Warrant Shares for resale. As of May 24, 2002, all of the outstanding Underwriters' Warrants were owned of record by Friedman, Billings, Ramsey & Co., Inc. ("FBR"). FBR has no current business relationship with the Company. It served as lead underwriter in the IPO and has served as an underwriter in certain subsequent public offerings of Common Stock by the Company. The Company understands that as of May 24, 2002, FBR owns no shares of Common Stock. The Warrant Shares represent in the aggregate less than one percent of the shares of outstanding Common Stock. During the Warrant Exercise Term, the holders are given the opportunity to profit from a rise in market price of the shares of Common Stock. To the extent that the remaining Underwriters' Warrants are exercised, dilution to the interests of the holders of the Common Stock will occur. In addition, the terms upon which the Company will be able to obtain additional equity capital may be adversely affected because the Warrant Holder can be expected to exercise them at a time when the Company likely would be able to obtain any needed capital on terms more favorable to the Company than those provided in the Underwriters' Warrants.

        Debt Securities.    The Company may issue debt securities that may be senior or subordinated in priority of payment. The Company will provide a Prospectus Supplement that describes the ranking, whether senior or subordinated, the specific designation, the aggregate principal amount, the purchase price, the maturity, the redemption terms, the interest rate or manner of calculating the interest rate, the time of payment of interest, if any, the terms for any conversion or exchange, including the terms relating to the adjustment of any conversion or exchange mechanism, the listing, if any, on a securities exchange, the name and address of the trustee and any other specific terms of the debt securities.

CERTAIN PROVISIONS OF THE SECOND AMENDED AND RESTATED CERTIFICATE OF
INCORPORATION, AS AMENDED, AND THE SECOND AMENDED AND RESTATED BYLAWS

        Limitation On Liability of Directors.    The Company has adopted provisions in its Second Amended and Restated Certificate of Incorporation, as amended, limiting the liability of directors, officers and employees of the Company for monetary damages to the extent permitted under Delaware law. The effect of this provision in the Second Amended and Restated Certificate of Incorporation, as amended, is to eliminate the rights of the Company and its stockholders (through stockholders' derivative suits on behalf of the Company) to recover monetary damages against a director or officers for breach of the fiduciary duty of care as a director or officer except in certain limited situations. This provision does not limit or eliminate the rights of the Company or any stockholder to seek nonmonetary relief such as an injunction or rescission in the event of a breach of a director's or officer's duty of care. These provisions will not alter the liability of directors or officers under federal securities laws.

        Certain Anti-takeover Provisions.    The Second Amended and Restated Certificate of Incorporation, as amended, and the Second Amended and Restated Bylaws of the Company contain certain provisions that could make more difficult the acquisition of the Company by means of a tender offer, a proxy contest or otherwise. These provisions are expected to discourage certain types of coercive takeover practices and inadequate takeover bids and to encourage persons seeking to acquire control of the Company to negotiate first with the Board of Directors. The Company believes that the benefits of these provisions outweigh the potential disadvantages of discouraging such proposals because, among other things, negotiation of such proposals might result in an improvement of their terms. The description set forth below is intended as a summary only and is qualified in its entirety by reference to the Second Amended and Restated Certificate of Incorporation, as amended, and the Second Amended and Restated Bylaws.

        Classified Board of Directors.    The Second Amended and Restated Certificate of Incorporation, as amended, provides for the Board of Directors to be divided into three classes of directors serving staggered three-year terms, with each class to consist as nearly as possible of one-third of the directors then elected to the Board. A classified board may render more difficult a change in control of the Company or removal of incumbent management. The Company believes, however, that the longer time required to elect a majority of a classified Board of Directors will help to ensure continuity and stability of the Company's management and policies.

        Number of Directors; Removal; Filing Vacancies.    The Second Amended and Restated Certificate of Incorporation, as amended, provides that the number of directors will be determined pursuant to the Bylaws. In addition, the Second Amended and Restated Bylaws provide that the number of directors shall not be increased by 50% or more in any 12-month period without the approval of at least 66 2/3% of the members of the Board of Directors then in office. The Second Amended and Restated Certificate of Incorporation, as amended, provides that any vacancies will be filled by the vote of a majority of the remaining directors, even if less than a quorum, and the directors so appointed shall hold office until the next election of the class for which such directors have been chosen and until their successors are elected and qualified. Accordingly, the Board of Directors could temporarily prevent any stockholder from enlarging the Board of Directors and filling the new directorships with such stockholder's own nominees.

        The Second Amended and Restated Certificate of Incorporation, as amended, also provides that, except as may be provided in a resolution or resolution designating any class or series of preferred stock, the directors may only be removed for cause by the affirmative vote of 75% of the voting power of all of the shares of capital stock of the Company then entitled to vote generally in the election of directors, voting together as a single class.

        No Stockholder Action By Written Consent.    The Second Amended and Restated Certificate of Incorporation, as amended, and the Second Amended and Restated Bylaws provide that stockholder action can be taken only at an annual or special meeting of Stockholders. They also prohibit stockholder action by written consent in lieu of a meeting. These provisions may have the effect of delaying consideration of a stockholder proposal until the next annual meeting.

        Advance Notice Provisions for Stockholder Nominations and Stockholder Proposals.    The Second Amended and Restated Bylaws establish an advance notice procedure for stockholders to make nominations of candidates for election as directors or to bring other business before an annual meeting of stockholders of the Company (the "Stockholder Notice Procedure").

        The Stockholder Notice Procedure provides that (i) only persons who are nominated by, or at the direction of, the Board of Directors, or by a stockholder who has given timely written notice containing specified information to the Secretary of the Company prior to the meeting at which directors are to be elected, will be eligible for election as directors of the Company and (ii) at an annual meeting, only such business may be conducted as has been brought before the meeting by, or at the direction of, the Board of Directors or by a stockholder who has given timely written notice to the Secretary of the Company of such stockholder's intention to bring such business before the meeting. Except for stockholder proposals submitted in accordance with the Federal proxy rules as to which the requirements specified therein shall control, notice of stockholder nominations or business to be conducted at a meeting must be received by the Company not less than 60 days or more than 90 days prior to the first anniversary of the previous year's annual meeting if the notice is to be submitted at an annual stockholders meeting or no later than 10 days following the day on which notice of the date of a special meeting of stockholders was given if the notice is to be submitted at a special stockholders meeting.

        Amendment of Certificate of Incorporation and Bylaws.    The Company's Second Amended and Restated Certificate of Incorporation, as amended, provides that the provisions therein relating to the classified Board of Directors, the number of directors, vacancies on the Board of Directors and removal of directors may be amended, altered, changed or repealed only by the affirmative vote of the holders of at least 75% of the voting power of all of the shares of capital stock of the Company then entitled to vote generally in the election of directors voting together as a single class.

        The Company's Second Amended and Restated Certificate of Incorporation, as amended, also provides that the other provisions of such Certificate may be amended, altered, changed or repealed, subject to the resolutions providing for any class or series of preferred stock, only by the affirmative vote of both a majority of the members of the Board of Directors then in office and a majority of the voting power of all of the shares of Capital Stock entitled to vote generally in the election of directors, voting together as a single class.

        The Company's Second Amended and Restated Certificate of Incorporation, as amended, also provides that the Second Amended and Restated Bylaws may be adopted, amended, altered, changed or repealed by the affirmative vote of the majority of the Board of Directors then in office. Any action taken by the stockholders with respect to adopting, amending, altering, changing or repealing the Second Amended and Restated Bylaws may be taken only by the affirmative vote of the holders of at least 75% of the voting power of all of the shares of Capital Stock then entitled to vote generally in the election of directors, voting together as a single class.

        These provisions are intended to make it more difficult for stockholders to circumvent certain other provisions contained in the Company's Second Amended and Restated Certificate of Incorporation and Second Amended and Restated Bylaws, such as those that provide for the classification of the Board of Directors. These provisions, however, also will make it more difficult for stockholders to amend the Second Amended and Restated Certificate of Incorporation or Second Amended and Restated Bylaws without the approval of the Board of Directors, even if a majority of the stockholders deems such amendment to be in the best interests of all stockholders.

REGULATION

        The Company is a closed-end, non-diversified, management investment company that has elected to be regulated as a business development company under Section 54 of the 1940 Act and, as such, is subject to regulation under that act. The 1940 Act contains prohibitions and restrictions relating to transactions between business development companies and their affiliates, principal underwriters and affiliates of those affiliates or underwriters and requires that a majority of the directors be persons other than "interested persons," as defined in the 1940 Act. In addition, the 1940 Act provides that the Company may not change the nature of its business so as to cease to be, or to withdraw its election as, a business development company unless so authorized by the vote of a majority, as defined in the 1940 Act, of its outstanding voting securities.

        The Company is permitted, under specified conditions, to issue multiple classes of indebtedness and one class of stock senior to the shares of Common Stock if its asset coverage, as defined in the 1940 Act, is at least 200% immediately after each such issuance. In addition, while Senior Securities are outstanding, provision must be made to prohibit any distribution to stockholders or the repurchase of such securities or shares unless the Company meets the applicable asset coverage ratios at the time of the distribution or repurchase. The Company may also borrow amounts up to 5% of the value of its total assets for temporary purposes.

        Under the 1940 Act, a business development company may not acquire any asset other than assets of the type listed in Section 55(a) of the 1940 Act ("Qualifying Assets") unless, at the time the acquisition is made, Qualifying Assets represent at least 70% of the company's total assets. The principal categories of Qualifying Assets relevant to the proposed business of the Company are the following:

          (1) Securities purchased in transactions not involving any public offering from the issuer of such securities, which issuer is an eligible portfolio company. An eligible portfolio company is defined in the 1940 Act as any issuer that:

            (a)  is organized under the laws of, and has its principal place of business in, the United States or any state;

            (b)  is not an investment company other than a small business investment company wholly-owned by the business development company; and

            (c)  does not have any class of securities with respect to which a broker or dealer may extend margin credit.

          (2) Securities of any eligible portfolio company which is controlled by the business development company.

          (3) Securities received in exchange for or distributed on or with respect to securities described in (1) or (2) above, or pursuant to the exercise of options, warrants or rights relating to such securities.

          (4) Cash, cash items, government securities, or high quality debt securities maturing in one year or less from the time of investment.

In addition, a BDC must have been organized (and have its principal place of business) in the United States and must be operated for the purpose of making investments in the types of securities described in (1) or (2) above. However, in order to count portfolio securities as Qualifying Assets for the purpose of the 70% test, the BDC must either control the issuer of the securities or must offer to make available to the issuer of the securities significant managerial assistance; except that, where the BDC purchases such securities in conjunction with one or more other persons acting together, one of the other persons in the group may make available such managerial assistance. Making available significant managerial assistance means, among other things, any arrangement whereby the BDC, through its directors, officers or employees, offers to provide, and, if accepted, does so provide, significant guidance and counsel concerning the management, operations or business objectives and policies of a portfolio company.

SHARE REPURCHASES

        Common stock of closed-end investment companies frequently trades at discounts from net asset value. The Company cannot predict whether its shares of Common Stock will trade above, at or below the net asset value thereof. The market price of the Company's shares is determined by, among other things, the supply and demand for its shares, its investment performance and investor perception of its overall attractiveness as an investment as compared with alternative investments. The Board of Directors has authorized officers of the Company in their discretion, subject to compliance with the 1940 Act and other applicable law, to purchase on the open market or in privately negotiated transactions, outstanding shares of the Company in the event that the shares trade at a discount to net asset value. There is no assurance that any such open market purchases will be made and such authorization may be terminated at any time. In addition, if the Company's shares publicly trade for a substantial period of time at a substantial discount from the Company's then current net asset value per share, the Company's Board of Directors will consider authorizing periodic repurchases of the Company's shares or other actions designed to eliminate the discount. The Board of Directors would consider all relevant factors in determining whether to take any such actions, including the effect of such actions on the Company's status as a RIC under the Code and the availability of cash to finance these repurchases in view of the restrictions on the Company's ability to borrow. No assurance can be given that any share repurchases will be made or that if made, they will reduce or eliminate market discount. Should any such repurchases be made in the future, it is expected that they would be made at prices at or below the current net asset value per share. Any such repurchase would cause the Company's total assets to decrease, which may have the effect of increasing the Company's expense ratio. The Company may borrow money to finance the repurchase of shares subject to the limitations described in this Prospectus. Any interest on such borrowing for this purpose will reduce the Company's net income. During 1998, in accordance with the regulations governing RICs, the Company repurchased 30,000 shares of its outstanding Common Stock. In 1999, the Company repurchased Underwriters Warrants for 393,675 shares of Common Stock.

PLAN OF DISTRIBUTION

        The Company may sell the Securities through underwriters or dealers, directly to one or more purchasers, including existing stockholders in a rights offering, through agents or through a combination of any such methods of sale. In the case of a rights offering, the applicable Prospectus Supplement will set forth the number of shares of Common Stock issuable upon the exercise of each right and the other terms of such rights offering. Any underwriter or agent involved in the offer and sale of the Securities will also be named in the applicable Prospectus Supplement.

        The distribution of the Securities may be effected from time to time in one or more transactions at a fixed price or prices, which may be changed, at prevailing market prices at the time of sale, at prices related to such prevailing market prices, or at negotiated prices, provided, however, that in the case of Common Stock, the offering price per share less any underwriting commissions or discounts must equal or exceed the net asset value per share of the Company's Common Stock.

        In connection with the sale of the Securities, underwriters or agents may receive compensation from the Company or from purchasers of the Securities, for whom they may act as agents, in the form of discounts, concessions or commissions. Underwriters may sell the Securities to or through dealers and such dealers may receive compensation in the form of discounts, concessions or commissions from the underwriters and/or commissions from the purchasers for whom they may act as agents. Underwriters, dealers and agents that participate in the distribution of the Securities may be deemed to be underwriters under the Securities Act, and any discounts and commissions they receive from the Company and any profit realized by them on the resale of the Securities may be deemed to be underwriting discounts and commissions under the Securities Act. Any such underwriter or agent will be identified and any such compensation received from the Company will be described in the applicable Prospectus Supplement. The maximum commission or discount to be received by any NASD member or independent broker-dealer will not exceed 8%. In connection with any rights offering to our stockholders, the Company may also enter into a standby underwriting arrangement with one or more underwriters pursuant to which the underwriter(s) will purchase the Common Stock remaining unsubscribed for after the rights offering.

        Any Common Stock sold pursuant to a Prospectus Supplement will be listed on the Nasdaq National Market, or another exchange on which the Common Stock is traded.

        Under agreements into which the Company may enter, underwriters, dealers and agents who participate in the distribution of the Securities may be entitled to indemnification by the Company against certain liabilities, including liabilities under the Securities Act. Underwriters, dealers and agents may engage in transactions with, or perform services for, the Company in the ordinary course of business.

        If so indicated in the applicable Prospectus Supplement, the Company will authorize underwriters or other persons acting as the Company's agents to solicit offers by certain institutions to purchase the Securities from the Company pursuant to contracts providing for payment and delivery on a future date. Institutions with which such contracts may be made include commercial and savings banks, insurance companies, pension funds, investment companies, educational and charitable institutions and others, but in all cases such institutions must be approved by the Company. The obligations of any purchaser under any such contract will be subject to the condition that the purchase of the Securities shall not at the time of delivery be prohibited under the laws of the jurisdiction to which such purchaser is subject. The underwriters and such other agents will not have any responsibility in respect of the validity or performance of such contracts. Such contracts will be subject only to those conditions set forth in the Prospectus Supplement, and the Prospectus Supplement will set forth the commission payable for solicitation of such contracts.

        In order to comply with the securities laws of certain states, if applicable, the Securities offered hereby will be sold in such jurisdictions only through registered or licensed brokers or dealers. In addition, in certain states, the Securities may not be sold unless they have been registered or qualified for sale in the applicable state or an exemption from the registration or qualification requirement is available and is complied with.

        The Company has been advised by the Warrant Holder that the Warrant Holder may sell the Warrant Shares from time to time in transactions on the Nasdaq Stock Market, in negotiated transactions, or otherwise, or by a combination of these methods, at fixed prices that may be changed, at market prices at the time of sale, at prices related to market prices or at negotiated prices. The Warrant Holder may effect these transactions by selling the Warrant Shares to or through broker-dealers, who may receive compensation in the form of discounts, concessions or commissions from the Warrant Holder or the purchasers of the Warrant Shares for whom the broker-dealer may act as an agent or to whom they may sell the Warrant Shares as a principal, or both. The compensation to a particular broker-dealer may be in excess of customary commissions.

        The Warrant Holder will pay all commissions and certain other expenses associated with the sale of the Warrant Shares. The Warrant Shares offered hereby are being registered pursuant to contractual obligations of the Company, and the Company has paid the expenses of the preparation of this Prospectus. The Company has also agreed to indemnify the Warrant Holder with respect to the Warrant Shares offered hereby against certain liabilities generally to the same extent as the Company has agreed to indemnify the Underwriters.

SAFEKEEPING, TRANSFER AND DIVIDEND PAYING AGENT AND REGISTRAR

        The Company's securities are held under a custodian agreement by Riggs Bank, N.A. The address of the custodian is 808 17th St. NW, Washington, D.C. 20004. The Company's assets are held under bank custodianship in compliance with the 1940 Act. EquiServe, L.P. acts as the Company's transfer and dividend paying agent and registrar. The principal business address of EquiServe, L.P. is 150 Royall Street, mail stop 45-02-62, Canton, MA 02021.

LEGAL MATTERS

        The legality of the Securities offered hereby will be passed upon for the Company by Arnold & Porter, Washington, D.C. Certain legal matters will be passed upon for the underwriters, if any, by the counsel named in the Prospectus Supplement.

EXPERTS

        Ernst & Young LLP, independent auditors, have audited the Company's consolidated financial statements at December 31, 2001 and 2000, and for each of the three years in the period ended December 31, 2001, and the consolidated financial highlights for the four years ended December 31, 2001, and the three-months ended December 31, 1997 as set forth in their report. The Company has included its consolidated financial statements and consolidated financial highlights in this Prospectus and elsewhere in the Registration Statement in reliance upon Ernst & Young LLP's report, given on their authority as experts in accounting and auditing.

TABLE OF CONTENTS OF STATEMENT OF
ADDITIONAL INFORMATION

	Page in the Statement of Additional Information	Location of Related Disclosure in the Prospectus
General Information and History	SAI-2	1, 41
Investment Objective and Policies	SAI-2	43
Management	SAI-2	49
Compensation of Executive Officers	SAI-2	50
Compensation of Directors	SAI-3	—
Stock Option Awards	SAI-6	—
Committees of the Board of Directors	—	53
Control Persons and Principal Holders of Securities	SAI-8	—
Investment Advisory Services	SAI-9	—
Safekeeping, Transfer and Dividend Paying Agent and Registrar	SAI-9	61
Consolidated Financial Statements	SAI-9	F-1
Brokerage Allocation and Other Practices	SAI-9	—
Tax Status	SAI-10	45

AMERICAN CAPITAL STRATEGIES, LTD.
INDEX TO CONSOLIDATED FINANCIAL STATEMENTS

REPORT OF INDEPENDENT AUDITORS

Board of Directors
American Capital Strategies, Ltd.

        We have audited the accompanying consolidated balance sheets of American Capital Strategies, Ltd., including the consolidated schedules of investments, as of December 31, 2001 and 2000, and the related consolidated statements of operations, shareholders' equity, and cash flows for each of the three years in the period ended December 31, 2001, and the consolidated financial highlights for each of the four years in the period then ended, and the three months ended December 31, 1997. These financial statements and the financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

        We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

        In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the consolidated financial position of American Capital Strategies, Ltd. at December 31, 2001 and 2000, and the consolidated results of its operations, its cash flows for each of the three years in the period ended December 31, 2001, and its consolidated financial highlights for each of the four years in the period then ended, and the three months ended December 31, 1997 in conformity with accounting principles generally accepted in the United States.

        As discussed in Note 2 to the consolidated financial statements, effective for its 2001 annual financial statements, the Company adopted the provisions of the revised AICPA Audit and Accounting Guide, Audits of Investment Companies, requiring amortization and accretion of premiums and discounts on debt securities using the effective interest method.

                      /s/ Ernst & Young LLP

McLean, Virginia
February 5, 2002

AMERICAN CAPITAL STRATEGIES, LTD.
CONSOLIDATED BALANCE SHEETS
(Dollars in thousands except share data)

	December 31, 2001	December 31, 2000
Assets
Cash and cash equivalents	$18,890	$11,569
Investments at fair value (cost of $882,731 and $557,944, respectively)	858,266	585,746
Interest receivable	12,957	4,934
Other	14,071	11,750

Total assets	$904,184	$613,999

Liabilities and Shareholders' Equity
Revolving credit facility	$147,646	$68,002
Notes payable	103,495	87,200
Accrued dividends payable	3,420	6,163
Other	9,358	7,467

Total liabilities	263,919	168,832
Commitments and Contingencies
Shareholders' equity:
Undesignated preferred stock, $0.01 par value, 5,000 shares authorized, 0 issued and outstanding	—	—
Common stock, $.01 par value, 70,000 shares authorized, and 38,017 and 28,003 issued and outstanding, respectively	380	280
Capital in excess of par value	699,291	448,587
Notes receivable from sale of common stock	(27,143)	(27,389)
Distributions in excess of net realized earnings	(3,823)	(95)
Net unrealized (depreciation) appreciation of investments	(28,440)	23,784

Total shareholders' equity	640,265	445,167

Total liabilities and shareholders' equity	$904,184	$613,999

See accompanying notes.

AMERICAN CAPITAL STRATEGIES, LTD.
CONSOLIDATED SCHEDULE OF INVESTMENTS
December 31, 2001
(Dollars in thousands)

Company	Industry	Investment	Cost	Fair Value

A&M Cleaning Products, Inc.	Manufacturing — Household Cleaning Products	Subordinated Debt	$5,070	$5,167
		Common Stock Warrants, 18.4% of Co. (1)	1,643	2,237
		Redeemable Preferred Stock	532	532

			7,245	7,936

A.H. Harris & Sons, Inc.	Wholesale & Retail — Construction Material	Subordinated Debt	9,434	9,525
		Common Stock Warrants, 10.0% of Co. (1)	534	1,050

			9,968	10,575

Aeriform Corporation (2)	Manufacturing — Packaged Industrial Gas	Senior Debt	5,159	5,160
		Subordinated Debt	22,022	22,097
		Common Stock Warrants, 50.1% of Co. (1)	4,360	4,360
		Redeemable Preferred Stock	101	101

			31,642	31,718

Atlantech International	Manufacturing — Polymer-based Products	Subordinated Debt with Non-Detachable Warrants	13,094	13,188
		Common Stock Warrants, 6.5% of Co. (1)	6,007	5,675
		Redeemable Preferred stock with Non-Detachable Common Stock, 1.0% of Co.	1,027	701

			20,128	19,564

Auxi Health, Inc. (2)	Healthcare — Home Healthcare	Subordinated Debt	14,386	14,573
		Common Stock Warrants, 17.9% of Co. (1)	2,784	—
		Preferred Stock, 55.8% of Co. (1)	2,599	1,856

			19,769	16,429

Biddeford Textile Corp.	Manufacturing — Electronic Blankets	Senior Debt	2,746	2,772
		Common Stock Warrants, 10.0% of Co. (1)	1,100	—

			3,846	2,772

BLI Holdings Corp.	Manufacturing and Packaging — Personal Care	Subordinated Debt	12,153	12,153
	Items

Capital.com, Inc. (2)	Internet — Financial Portal	Preferred Stock, 85.0% of Co. (1)	1,492	700

Case Logic	Manufacturing — Storage Products Designer &	Subordinated Debt with Non-Detachable
	Marketer	Warrants, 8.9% of Co. (1)	20,630	20,826
		Preferred Stock, less than 0.1% of Co.	134	134

			20,764	20,960

Caswell-Massey Holdings Corp.	Wholesale & Retail — Toiletries	Senior Debt	1,065	1,065
		Subordinated Debt	1,803	1,836
		Common Stock Warrants, 24.0% of Co. (1)	552	581

			3,420	3,482

Chance Coach, Inc. (2)	Manufacturing — Buses	Senior Debt	9,615	9,655
		Subordinated Debt	8,583	9,174
		Common Stock Warrants, 43.0% of Co. (1)	4,041	3,469
		Redeemable Preferred Stock (1)	4,616	4,616
		Preferred Stock, Convertible into 20.0% of Co. (1)	2,080	2,080
		Common Stock, 20.4% of Co. (1)	1,896	1,645

			30,831	30,639

Chromas Technologies (2)	Manufacturing — Printing Presses	Senior Debt	11,703	11,703
		Subordinated Debt	9,789	9,990
		Common Stock, 35.0% of Co. (1)	1,500	—
		Common Stock Warrants, 25.0% of Co. (1)	1,071	987
		Redeemable Preferred Stock, 40.0% of Co. (1)	6,258	1,930

			30,321	24,610

CST Industries, Inc.	Manufacturing — Bolted Steel Tanks	Subordinated Debt	7,969	7,969
		Common Stock Warrants, 13.0% of Co. (1)	1,090	1,737

			9,059	9,706

(1)
Non-income producing
(2)
Affiliate, as defined by at least a 20% fully-diluted ownership of company

See accompanying notes.

AMERICAN CAPITAL STRATEGIES, LTD.
CONSOLIDATED SCHEDULE OF INVESTMENTS
December 31, 2001
(Dollars in thousands)

Company	Industry	Investment	Cost	Fair Value

Confluence Holdings Corp.	Manufacturing — Canoes & Kayaks	Subordinated Debt	$12,596	$12,823
		Common Stock, less than 0.1% of Co. (1)	537	—
		Common Stock Warrants, 0.4% of Co. (1)	2,163	1,564

			15,296	14,387

Crosman Corporation	Manufacturing — Small Arms	Subordinated Debt	3,998	4,033
		Common Stock Warrants, 3.5% of Co. (1)	330	330

			4,328	4,363

Cycle Gear, Inc. (2)	Wholesale & Retail — Motor Cycle Accessories	Senior Debt	750	750
		Subordinated Debt	5,557	5,675
		Common Stock Warrants, 41.6% of Co. (1)	434	1,664
		Redeemable Preferred Stock	1,549	1,549

			8,290	9,638

Decorative Surfaces International, Inc. (2)	Manufacturing — Decorative Paper &	Subordinated Debt	17,577	17,936
	Vinyl Products	Common Stock Warrants, 48.3% of Co. (1)	4,571	—
		Preferred Stock, Convertible into less than 0.1% of Co. (1)	803	—

			22,951	17,936

Dixie Trucking Company, Inc. (2)	Transportation — Overnight Shorthaul Delivery	Subordinated Debt	5,134	5,168
		Common Stock Warrants, 49.0% of Co. (1)	141	—

			5,275	5,168

Electrolux, LLC	Manufacturing — Vacuum Cleaners	Membership Interest, 2.5% of Co. (1)	246	1,219

Erie County Plastics Corporation	Manufacturing — Molded Plastics	Subordinated Debt	9,122	9,197
		Common Stock Warrants, 8.7% of Co. (1)	1,170	1,027

			10,292	10,224

EuroCaribe Packing Company, Inc. (2)	Manufacturing — Meat Processing	Senior Debt	8,674	8,749
		Subordinated Debt	5,379	3,672
		Common Stock Warrants, 37.1% of Co. (1)	1,110	—
		Redeemable Preferred Stock (1)	4,302	—

			19,465	12,421

European Touch LTD. II (2)	Manufacturing — Salon Appliances	Senior Debt	9,452	9,452
		Subordinated Debt	11,282	11,282
		Common Stock Warrants, 71.0% of Co. (1)	3,856	3,856
		Common Stock, 29.0% of Co. (1)	1,500	1,500

			26,090	26,090

Fulton Bellows & Components, Inc. (2)	Manufacturing — Bellows	Senior Debt	15,321	15,324
		Subordinated Debt	6,602	6,893
		Common Stock Warrants, 26.4% of Co. (1)	1,305	1,197
		Preferred Stock, Convertible into 48.6% of Co. (1)	5,734	2,617

			28,962	26,031

Gladstone Capital Corporation	Investment Company	Common Stock, 3.0% of Co.	3,600	4,440

Goldman Industrial Group	Manufacturing — Machine Tools, Metal	Subordinated Debt (1)	27,066	26,109
	Cutting Types	Common Stock Warrants, 15.0% of Co. (1)	2,822	—

			29,888	26,109

IGI, Inc.	Healthcare — Veterinary Vaccines	Subordinated Debt	5,564	5,627
		Common Stock Warrants, 17.0% of Co. (1)	2,003	1,725

			7,567	7,352

Iowa Molding Tool, Inc. (2)	Manufacturing — Specialty Equipment	Subordinated Debt	26,364	26,685
		Common Stock, 25.0% of Co. (1)	3,200	3,200
		Common Stock Warrants, 46.2% of Co. (1)	5,919	5,919

			35,483	35,804

(1)
Non-income producing
(2)
Affiliate, as defined by at least a 20% fully-diluted ownership of company

See accompanying notes.

AMERICAN CAPITAL STRATEGIES, LTD.
CONSOLIDATED SCHEDULE OF INVESTMENTS
December 31, 2001
(Dollars in thousands)

Company	Industry	Investment	Cost	Fair Value

JAAGIR, LLC	Service — IT Staffing & Consulting	Subordinated Debt	$2,890	$2,930
		Common Stock Warrants, 4.1% of Co. (1)	271	271

			3,161	3,201

JAG Industries, Inc. (2)	Manufacturing — Metal Fabrication & Tablet	Senior Debt	1,002	1,002
	Manufacturing	Subordinated Debt	2,448	2,520
		Common Stock Warrants, 75.0% of Co. (1)	505	0

			3,955	3,522

Kelly Aerospace, Inc.	Manufacturing — General Aviation &	Senior Debt	7,847	7,877
	Performance Automotive	Subordinated Debt	8,769	8,779
		Common Stock Warrants, 15.0% of Co. (1)	1,589	1,589

			18,205	18,245

Lion Brewery, Inc. (2)	Manufacturing— Malt Beverages	Subordinated Debt	5,955	6,039
		Common Stock Warrants, 54.0% of Co. (1)	675	7,145

			6,630	13,184

Logex Corporation (2)	Industrial Gases — Transportation	Subordinated Debt	15,942	15,947
		Common Stock Warrants, 85.2% of Co. (1)	5,825	5,825
		Preferred Stock	2,984	2,984

			24,751	24,756

Lubricating Specialties Co.	Manufacturing — Lubricant & Grease	Subordinated Debt	14,750	14,864
		Common Stock Warrants, 21.0% of Co. (1)	791	791

			15,541	15,655

MBT International, Inc. (2)	Wholesale & Retail — Musical Instrument	Senior Debt	3,300	3,300
	Distributor	Subordinated Debt	7,000	7,134
		Common Stock Warrants, 30.6% of Co. (1)	1,214	991
		Preferred Stock, Convertible into 53.1% of Co. (1)	2,250	1,722

			13,764	13,147

Marcal Paper Mills, Inc. (2)	Manufacturing — Towel, Tissue & Napkin	Senior Debt	16,417	16,417
	Products	Subordinated Debt	16,922	16,922
		Common Stock Warrants, 25.0% of Co. (1)	5,001	5,001

			38,340	38,340

Middleby Corporation	Manufacturing — Foodservice Equipment	Subordinated Debt	22,354	22,354
		Common Stock Warrants, 5.5% of Co. (1)	2,536	2,536

			24,890	24,890

Mobile Tool International, Inc.	Manufacturing — Aerial Lift Equipment	Subordinated Debt	2,699	2,699

New Piper Aircraft, Inc.	Manufacturing — Aircraft Manufacturing	Subordinated Debt	18,356	18,436
		Common Stock Warrants, 6.5% of Co. (1)	2,231	4,832

			20,587	23,268

Numatics, Inc.	Manufacturing — Pneumatic Valves	Senior Debt	31,197	31,197

o2wireless Solutions, Inc.	Telecommunications — Wireless	Common Stock Warrants, 8.0% of Co. (1)	2,407	4,005
	Communications Network Services

Omnova Solutions, Inc.	Manufacturing — Performance Chemicals and	Subordinated Debt	5,663	5,663
	Decorative & Building Products

Parts Plus Group	Wholesale & Retail — Auto Parts Distributor	Subordinated Debt (1)	4,681	2,706
		Common Stock Warrants, 5.0% of Co. (1)	333	—
		Preferred Stock, Convertible into 1.5% of Co. (1)	556	—

			5,570	2,706

(1)
Non-income producing
(2)
Affiliate, as defined by at least a 20% fully-diluted ownership of company

See accompanying notes.

AMERICAN CAPITAL STRATEGIES, LTD.
CONSOLIDATED SCHEDULE OF INVESTMENTS
December 31, 2001
(Dollars in thousands)

Company	Industry	Investment	Cost	Fair Value

Patriot Medical Technologies, Inc. (2)	Service — Repair Services	Senior Debt	$2,315	$2,315
		Subordinated Debt	2,758	2,825
		Common Stock Warrants, 15.1% of Co. (1)	612	510
		Preferred Stock, Convertible into 16.1% of Co.	1,195	283

			6,880	5,933

Plastech Engineered Products, Inc.	Manufacturing — Automotive Component	Subordinated Debt	27,290	27,290
	Systems	Common Stock Warrants, 2.1% of Co. (1)	2,577	2,577

			29,867	29,867

Starcom Holdings, Inc.	Construction — Electrical Contractor	Subordinated Debt	21,267	21,516
		Common Stock, 2.6% of Co. (1)	616	116
		Common Stock Warrants, 16.2% of Co. (1)	3,914	3,068

			25,797	24,700

Sunvest Industries, LLC (2)	Manufacturing — Contract Manufacturing	Senior Debt	4,287	4,287
		Subordinated Debt	5,263	5,323
		Common Stock Warrants, 73.0% of Co. (1)	1,518	1,518
		Redeemable Preferred Stock (1)	347	347

			11,415	11,475

The Inca Group (2)	Manufacturing — Steel Products	Subordinated Debt	16,754	16,960
		Common Stock, 60.1% of Co. (1)	5,100	3,967
		Common Stock Warrants, 24.9% of Co. (1)	3,060	2,065

			24,914	22,992

The L.A. Studios, Inc.	Wholesale & Retail — Audio Production	Subordinated Debt	2,118	2,138

Texstars, Inc. (2)	Manufacturing — Aviation and Transportation	Senior Debt	15,055	15,064
	Accessories	Subordinated Debt	6,988	6,990
		Common Stock, 39.4% of Co. (1)	1,500	1,500
		Common Stock Warrants, 40.5% of Co. (1)	1,542	1,542

			25,085	25,096

ThreeSixty Sourcing, Ltd.	Provider of Outsourced Manufacturing —	Senior Debt	14,925	14,926
	Management Services	Subordinated Debt	18,606	18,608
		Common Stock Warrants, 5.0% of Co. (1)	1,386	1,386

			34,917	34,920

TransCore Holdings, Inc.	Information Technology — Transportation	Subordinated Debt	23,636	23,977
	Information Management Services	Common Stock Warrants, 6.4% of Co. (1)	4,368	7,783
		Convertible Preferred Stock, 0.9% of Co.	2,900	2,900

			30,904	34,660

Tube City, Inc.	Manufacturing — Mill Services	Subordinated Debt	11,687	11,933
		Common Stock Warrants, 23.5% of Co. (1)	3,498	5,767

			15,185	17,700

Warner Power, LLC (2)	Manufacturing — Power Systems & Electrical	Senior Debt	572	583
	Ballasts	Subordinated Debt	4,007	4,070
		Common Stock Warrants, 53.1% of LLC (1)	1,629	1,458

			6,208	6,111

Weston ACAS Holdings, Inc. (2)	Service — Environmental Consulting Services	Subordinated Debt	21,844	21,850
		Common Stock, 10.0% of Co. (1)	1,932	1,932
		Common Stock Warrants, 27.6% of Co. (1)	5,246	5,246
		Redeemable Preferred Stock	1,158	1,158

			30,180	30,186

Westwind Group Holdings, Inc.	Service — Restaurant	Preferred Stock, Convertible into less than 0.1% of Co.	3,530	1,117
		Common Stock, 10.0% of Co. (1)	—	—

			3,530	1,117

Interest Rate Basis Swap Agreements	Pay Fixed/Receive Floating	9 Contracts/Notional Amounts Totaling $102,919	—	(5,218)
	Pay Floating/Receive Floating	8 Contracts/Notional Amounts Totaling $161,246	—	(315)

			—	(5,533)

Totals			$882,731	$858,266

(1)
Non-income producing
(2)
Affiliate, as defined by at least a 20% fully-diluted ownership of company

See accompanying notes.

AMERICAN CAPITAL STRATEGIES, LTD.
CONSOLIDATED SCHEDULE OF INVESTMENTS
December 31, 2000
(Dollars in thousands)

Company	Industry	Investment	Cost	Fair Value

A&M Cleaning Products, Inc.	Manufacturing — Household Cleaning	Subordinated Debt	$5,045	$5,045
	Products	Common Stock Warrants, 21.9% of Co. (1)	1,643	2,237
		Redeemable Preferred Stock	447	447

			7,135	7,729

A.H. Harris & Sons, Inc.	Wholesale & Retail — Construction Material	Subordinated Debt	9,494	9,494
		Common Stock Warrants, 10.0% of Co. (1)	534	1,050

			10,028	10,544

Aeriform Corporation	Manufacturing — Packaged	Subordinated Debt	8,346	8,346

Atlantech International	Manufacturing — Polymer-based Products	Subordinated Debt with Non-Detachable Warrants	18,781	18,781
		Redeemable Preferred Stock with Non-Detachable Common Stock, 1.3% of Co.	1,007	1,007

			19,788	19,788

Auxi Health, Inc. (2)	Healthcare — Home Healthcare	Subordinated Debt	12,546	12,546
		Common Stock Warrants, 17.9% of Co. (1)	2,599	1,856
		Preferred Stock, Convertible into 55.8% of Co.	2,578	2,578

			17,723	16,980

Biddeford Textile Corp.	Manufacturing — Electronic Blankets	Senior Debt	1,552	1,552
		Common Stock Warrants, 10.0% of Co. (1)	1,100	942
		Common Stock, 17.8% of Co. (1)	592	1,470

			3,244	3,964

BIW Connector Systems, LLC	Manufacturing — Specialty Connectors	Senior Debt	2,553	2,553
		Subordinated Debt	4,940	4,940
		Common Stock Warrants, 8.0% of Co. (1)	652	2,068

			8,145	9,561

Capital.com, Inc. (2)	Internet — Financial Portal	Preferred Stock, 85.0% of Co. (1)	1,492	1,492

Case Logic	Manufacturing — Storage Products Designer & Marketer	Subordinated Debt with Non-Detachable Warrants, 9.6% of Co.	19,958	19,958

Caswell-Massey Holdings Corp.	Wholesale & Retail — Toiletries	Senior Debt	1,833	1,833
		Subordinated Debt	1,745	1,745
		Common Stock Warrants, 24.0% of Co. (1)	552	1,092

			4,130	4,670

Centennial Broadcasting, Inc.	Media — Radio Stations	Subordinated Debt	18,778	18,778

Chance Coach, Inc. (2)	Manufacturing — Buses	Senior Debt	2,411	2,411
		Subordinated Debt	8,147	8,147
		Common Stock, 20.4% of Co. (1)	1,896	2,793
		Common Stock Warrants, 43.0% of Co. (1)	4,041	5,950
		Preferred Stock, Convertible into 20.0% of Co.	2,000	2,793

			18,495	22,094

Chromas Technologies (2)	Manufacturing — Printing Presses	Senior Debt	10,452	10,452
		Subordinated Debt	4,447	4,447
		Common Stock, 35.0% of Co. (1)	1,500	1,500
		Common Stock Warrants, 25.0% of Co. (1)	1,071	1,071
		Redeemable Preferred Stock, 40.0% of Co. (1)	4,080	4,080

			21,550	21,550

Confluence Holdings Corp. (2)	Manufacturing — Canoes & Kayaks	Subordinated Debt	10,648	10,648
		Common Stock, 6.0% of Co. (1)	537	37
		Common Stock Warrants, 20.4% of Co. (1)	1,630	1,352

			12,815	12,037

Cornell Companies, Inc.	Service — Private Corrections	Subordinated Debt	28,929	28,929
		Common Stock Warrants, 2.2% of Co. (1)	1,102	1,071

			30,031	30,000

Crosman Corporation	Manufacturing — Small Arms	Subordinated Debt	3,854	3,854
		Common Stock Warrants, 3.5% of Co. (1)	330	330

			4,184	4,184

(1)
Non-income producing
(2)
Affiliate, as defined by at least a 20% fully-diluted ownership of company

See accompanying notes.

  AMERICAN CAPITAL STRATEGIES, LTD.
  CONSOLIDATED SCHEDULE OF INVESTMENTS
  December 31, 2000
  (Dollars in thousands)

Company	Industry	Investment	Cost	Fair Value

Cycle Gear, Inc. (2)	Wholesale & Retail — Motor Cycle	Senior Debt	$750	$750
	Accessories	Subordinated Debt	4,344	4,344
		Common Stock Warrants, 34.0% of Co. (1)	374	884

			5,468	5,978

Decorative Surfaces International, Inc.	Manufacturing — Decorative Paper & Vinyl	Subordinated Debt	12,878	12,878
(2)	Products	Common Stock Warrants, 42.3% of Co. (1)	4,571	—
		Preferred Stock, Convertible into 2.9% of Co.	803	—

			18,252	12,878

Dixie Trucking Company, Inc. (2)	Transportation — Overnight Shorthaul Delivery	Subordinated Debt	4,079	4,079
		Common Stock Warrants, 32.0% of Co. (1)	141	553

			4,220	4,632

Electrolux, LLC	Manufacturing — Vacuum Cleaners	Membership Interest, 2.5% of Co. (1)	246	2,000

Erie County Plastics Corporation	Manufacturing — Molded Plastics	Subordinated Debt	8,920	8,920
		Common Stock Warrants, 8.0% of Co. (1)	1,170	1,170

			10,090	10,090

Erie Forge and Steel, Inc.	Manufacturing — Steel Products	Common Stock, 18.6% of Co. (1)	500	—

EuroCaribe Packing Company, Inc. (2)	Manufacturing — Meat Processing	Senior Debt	7,959	7,959
		Subordinated Debt	9,048	7,048
		Common Stock Warrants, 37.1% of Co. (1)	1,110	—

			18,117	15,007

Fulton Bellows & Components, Inc.	Manufacturing — Bellows	Senior Debt	13,100	13,100
(2)		Subordinated Debt	6,771	6,771
		Common Stock Warrants, 20.0% of Co. (1)	1,305	1,305
		Preferred Stock, Convertible into 40.0% of Co.	3,191	3,191

			24,367	24,367

Goldman Industrial Group	Manufacturing — Machine Tools, Metal	Subordinated Debt	27,280	27,280
	Cutting Types	Common Stock Warrants, 15.0% of Co. (1)	2,822	2,822

			30,102	30,102

IGI, Inc.	Healthcare — Veterinary Vaccines	Subordinated Debt	5,294	5,294
		Common Stock Warrants, 18.7% of Co. (1)	2,003	1,878

			7,297	7,172

Iowa Molding Tool, Inc. (2)	Manufacturing — Specialty Equipment	Subordinated Debt	23,562	23,562
		Common Stock, 28.7% of Co. (1)	3,200	3,200
		Common Stock Warrants, 53.0% of Co. (1)	5,918	5,918

			32,680	32,680

JAAGIR, LLC	Service — IT Staffing & Consulting	Subordinated Debt	2,789	2,789
		Common Stock Warrants, 4.0% of Co. (1)	271	271

			3,060	3,060

JAG Industries, Inc. (2)	Manufacturing — Metal Fabrication & Tablet	Senior Debt	1,142	1,142
	Manufacturing	Subordinated Debt	2,446	2,446
		Common Stock Warrants, 75.0% of Co. (1)	505	—

			4,093	3,588

Lion Brewery, Inc. (2)	Manufacturing — Malt Beverages	Subordinated Debt	5,996	5,996
		Common Stock Warrants, 54.0% of Co. (1)	675	7,688

			6,671	13,684

Lubricating Specialties Co.	Manufacturing — Lubricant & Grease	Senior Debt	7,206	7,206
		Subordinated Debt	14,718	14,718
		Common Stock Warrants, 21.0% of Co. (1)	791	791

			22,715	22,715

MBT International, Inc. (2)	Wholesale & Retail — Musical Instrument	Senior Debt	3,300	3,300
	Distributor	Subordinated Debt	6,810	6,810
		Common Stock Warrants, 30.6% of Co. (1)	1,214	1,214
		Preferred Stock, Convertible into 53.1% of Co. (1)	2,250	2,250

			13,574	13,574

(1)
Non-income producing
(2)
Affiliate, as defined by at least a 20% fully-diluted ownership of company

See accompanying notes.

  AMERICAN CAPITAL STRATEGIES, LTD.
  CONSOLIDATED SCHEDULE OF INVESTMENTS
  December 31, 2000
  (Dollars in thousands)

Company	Industry	Investment	Cost	Fair Value

Mobile Tool International, Inc.	Manufacturing — Aerial Lift Equipment	Common Stock	$246	$2,168

New Piper Aircraft, Inc.	Manufacturing — Aircraft Manufacturing	Subordinated Debt	18,211	18,211
		Common Stock Warrants, 4.0% of Co. (1)	2,231	3,578

			20,442	21,789

o2wireless Solutions, Inc.	Telecommunications — Wireless Communications Network Services	Common Stock Warrants, 8.0% of Co. (1)	2,521	16,670

Parts Plus Group	Wholesale & Retail — Auto Parts Distributor	Subordinated Debt	4,329	4,329
		Common Stock Warrants, 3.6% of Co. (1)	333	333
		Preferred Stock, Convertible into 1.7% of Co. (1)	555	117

			5,217	4,779

Patriot Medical Technologies, Inc. (2)	Service — Repair Services	Senior Debt	2,805	2,805
		Subordinated Debt	2,767	2,767
		Common Stock Warrants, 15.0% of Co. (1)	612	612
		Preferred Stock, Convertible into 16.0% of Co.	1,104	1,104

			7,288	7,288

Starcom Holdings, Inc.	Construction — Electrical Contractor	Subordinated Debt	19,199	19,199
		Common Stock, 2.8% of Co. (1)	616	866
		Common Stock Warrants, 17.5% of Co. (1)	3,914	5,415

			23,729	25,480

Sunvest Industries, LLC (2)	Manufacturing — Contract Manufacturing	Senior Debt	5,000	5,000
		Subordinated Debt	5,295	5,295
		Common Stock Warrants, 73.0% of Co. (1)	705	705
		Redeemable Preferred Stock (1)	1,000	1,000

			12,000	12,000

The Inca Group (2)	Manufacturing — Steel Products	Subordinated Debt	15,858	15,858
		Common Stock, 27.7% of Co. (1)	1,700	2,010
		Common Stock Warrants, 57.3% of Co. (1)	3,060	4,136

			20,618	22,004

The L.A. Studios, Inc.	Wholesale & Retail — Audio Production	Subordinated Debt	2,555	2,555
		Common Stock Warrants, 17.0% of Co. (1)	902	1,176

			3,457	3,731

TransCore Holdings, Inc.	Information Technology — Transportation	Subordinated Debt	22,908	22,908
	Information Management Services	Common Stock Warrants, 10.2% of Co. (1)	4,686	5,369
		Redeemable Preferred Stock	571	571

			28,165	28,848

Tube City Olympic of Ohio, Inc.	Manfacturing — Mill Services	Senior Debt	7,909	7,909

Tube City, Inc.	Manufacturing — Mill Services	Subordinated Debt	6,460	6,460
		Common Stock Warrants, 14.8% of Co. (1)	2,523	3,040

			8,983	9,500

Warner Power, LLC (2)	Manufacturing — Power Systems & Electrical	Senior Debt	1,125	1,125
	Ballasts	Subordinated Debt	3,959	3,959
		Common Stock Warrants, 53.1% of LLC (1)	1,629	4,587

			6,713	9,671

Westwind Group Holdings, Inc.	Service — Restaurants	Subordinated Debt	3,011	1,673
		Common Stock Warrants, 5.0% of Co. (1)	350	—

			3,361	1,673

Wrenchead.com, Inc.	Internet — Auto Parts Distributor	Common Stock, 1.0% of Co. (1)	—	104

Interest Rate Basis Swap Agreements	Pay Fixed/Receive Floating	9 Contracts/Notional Amounts Totaling $102,123	—	(582)
	Pay Floating/Receive Floating	8 Contracts/Notional Amounts Totaling $166,030	—	(488)

			—	(1,070)

Totals			$557,944	$585,746

(1)
Non-income producing
(2)
Affiliate, as defined by at least a 20% fully-diluted ownership of company

See accompanying notes.

AMERICAN CAPITAL STRATEGIES, LTD.
CONSOLIDATED STATEMENTS OF OPERATIONS
(In thousands except per share data)

		Year Ended December 31, 2001	Year Ended December 31, 2000	Year Ended December 31, 1999
Operating income:
Interest and dividend income		$88,286	$58,733	$30,833
Fees		15,951	11,319	8,602

Total operating income		104,237	70,052	39,435
Operating expenses:
Interest		10,343	9,691	4,716
Salaries and benefits		14,571	11,259	7,479
General and administrative		7,698	6,432	4,170

Total operating expenses		32,612	27,382	16,365

Operating income before income taxes		71,625	42,670	23,070
Income tax benefit		—	2,000	912

Net operating income		71,625	44,670	23,982
Net realized gain on investments		5,369	4,539	3,636
(Decrease) increase in net unrealized appreciation of investments		(58,389)	(53,582)	69,583

Net increase (decrease) in shareholders' equity resulting from operations		$18,605	$(4,373)	$97,201

Net operating income per common share:	Basic	$2.27	$2.00	$1.75
	Diluted	$2.24	$1.96	$1.68
Earnings (loss) per common share:	Basic	$0.59	$(0.20)	$7.07
	Diluted	$0.58	$(0.19)	$6.80
Weighted average shares of common stock outstanding:	Basic	31,487	22,323	13,744
	Diluted	32,001	22,748	14,294

See accompanying notes.

AMERICAN CAPITAL STRATEGIES, LTD.
CONSOLIDATED STATEMENTS OF SHAREHOLDERS' EQUITY
(In thousands)

		Common Stock
					Notes Receivable From Sale of Common Stock	(Distributions in Excess of) Undistributed Net Realized Earnings	Unrealized Appreciation (Depreciation) of Investments
	Preferred Stock			Capital in Excess of Par Value				Total Stockholders' Equity
		Shares	Amount
Balance at January 1, 1999	$—	11,081	$111	$145,245	$(300)	$(116)	$7,783	$152,723

Issuance of common stock	—	5,605	57	89,151	—	—	—	89,208
Issuance of common stock under stock option plans	—	1,520	15	22,832	(22,752)	—	—	95
Issuance of common stock under the Dividend Reinvestment Plan	—	36	—	693	—	—	—	693
Repurchase of common stock warrants	—	—	—	(2,165)	—	—	—	(2,165)
Issuance of restricted shares	—	10	—	166	—	—	—	166
Net increase in shareholders' equity resulting from operations	—	—	—	—	—	27,618	69,583	97,201
Distributions	—	—	—	—	—	(26,176)	—	(26,176)

Balance at December 31, 1999	$—	18,252	$183	$255,922	$(23,052)	$1,326	$77,366	$311,745

Issuance of common stock	—	9,430	94	185,224	—	—	—	185,318
Issuance of common stock under stock option plans	—	290	3	6,699	(6,702)	—	—	—
Issuance of common stock under the Dividend Reinvestment Plan	—	31	—	742	—	—	—	742
Repayments of notes receivable from sale of common stock	—	—	—	—	2,365	—	—	2,365
Net decrease in shareholders' equity resulting from operations	—	—	—	—	—	49,209	(53,582)	(4,373)
Distributions	—	—	—	—	—	(50,630)	—	(50,630)

Balance at December 31, 2000	$—	28,003	$280	$448,587	$(27,389)	$(95)	$23,784	$445,167

Issuance of common stock	—	8,930	90	226,243	—	—	—	226,333
Issuance of common stock under stock option plans	—	1,045	10	23,413	(23,423)	—	—	—
Issuance of common stock under the Dividend Reinvestment Plan	—	39	—	1,048	—	—	—	1,048
Repayments of notes receivable from sale of common stock	—	—	—	—	23,669	—	—	23,669
Net increase in shareholders' equity resulting from operations	—	—	—	—	—	76,994	(58,389)	18,605
Cumulative effect of change in accounting principle	—	—	—	—	—	(6,165)	6,165	—
Distributions	—	—	—	—	—	(74,557)	—	(74,557)

Balance at December 31, 2001	$—	38,017	$380	$699,291	$(27,143)	$(3,823)	$(28,440)	$640,265

See accompanying notes.

AMERICAN CAPITAL STRATEGIES, LTD.
CONSOLIDATED STATEMENTS OF CASH FLOWS
(Dollars in thousands)

	Year Ended December 31, 2001	Year Ended December 31, 2000	Year Ended December 31, 1999
Operating activities:
Net increase (decrease) in shareholders' equity resulting from operations	$18,605	$(4,373)	$97,201
Adjustments to reconcile net increase (decrease) in shareholders' equity resulting from operations to net cash provided by operating activities:
Unrealized depreciation (appreciation) of investments	58,389	53,582	(69,583)
Net realized gain on investments	(5,369)	(4,538)	(3,636)
Accretion of loan discounts	(9,090)	(4,317)	(2,049)
Increase in accrued payment-in-kind dividends and interest	(15,713)	(5,550)	(3,038)
Collection of loan origination fees	1,840	—	—
Amortization of deferred finance costs	718	1,187	854
Increase in interest receivable	(8,022)	(2,518)	(856)
Receipt of note for prepayment penalty	—	(884)	—
Increase in other assets	(2,721)	(2,790)	(5,798)
(Decrease) increase in other liabilities	(2,374)	2,946	6,090

Net cash provided by operating activities	36,263	32,745	19,185
Investing activities:
Proceeds from sale of investments	9,952	2,004	27,823
Collection of payment-in-kind notes	5,008	1,261	—
Collection of accreted loan discounts	623	257	208
Principal repayments	67,863	30,603	31,674
Purchases of investments	(381,758)	(276,138)	(171,595)
Purchases of securities	—	—	(12,900)
Repayments of notes receivable issued in exchange for common stock	23,669	2,365	—

Net cash used in investing activities	(274,643)	(239,648)	(124,790)
Financing activities:
Repayments of short term notes payable, net	—	—	(5,000)
Proceeds from asset securitization	28,214	87,200	—
Drawings on (repayments of) revolving credit facilities, net	79,644	(10,543)	48,545
Repayment of notes payable	(11,919)	—	—
Increase in deferred financing costs	(319)	(2,243)	(2,427)
Issuance of common stock	227,381	185,318	89,451
Repurchase of common stock warrants	—	—	(2,165)
Distributions paid	(77,300)	(44,050)	(26,158)

Net cash provided by financing activities	245,701	215,682	102,246

Net increase (decrease) in cash and cash equivalents	7,321	8,779	(3,359)
Cash and cash equivalents at beginning of period	11,569	2,790	6,149

Cash and cash equivalents at end of period	$18,890	$11,569	$2,790

Supplemental Disclosures:
Cash paid for interest	$10,047	$7,830	$4,385
Non-Cash financing activities:
Issuance of common stock in conjunction with dividend reinvestment	$1,048	$742	$693
Notes receivable issued in exchange for common stock associated with the exercise of employee stock options	$23,423	$6,702	$22,752
Net repayment of short term notes payable	$—	$—	$80,948
Receipt of short term note in exchange for principal repayment of long term note	$—	$8,424	$22,752

See accompanying notes.

AMERICAN CAPITAL STRATEGIES, LTD.
CONSOLIDATED FINANCIAL HIGHLIGHTS
(Dollars in thousands except per share data)

	Year Ended December 31, 2001	Year Ended December 31, 2000	Year Ended December 31, 1999	Year Ended December 31, 1998	Three Months Ended December 31, 1997
Per Share Data (2)
Net asset value at beginning of the period	$15.90	$17.08	$13.80	$13.61	$13.60
Net operating income (1)	2.27	2.00	1.79	1.30	0.16
Realized gain on investments	0.17	0.21	0.20	—	—
(Decrease) increase in unrealized appreciation on investments (1)	(1.85)	(2.41)	5.08	0.23	0.06

Net increase (decrease) in shareholders' equity resulting from operations	$0.59	$(0.20)	$7.07	$1.53	$0.22
Issuance of common stock	1.79	0.70	0.71	—	—
Effect of antidilution (dilution)	0.86	0.49	(2.76)	—	—
Distribution of net investment income	(2.30)	(2.17)	(1.74)	(1.34)	(0.21)

Net asset value at end of period	$16.84	$15.90	$17.08	$13.80	$13.61
Per share market value at end of period	$28.35	$25.19	$22.75	$17.25	$18.13
Total return (3) (4)	22.33%	20.82%	44.36%	2.16%	22.23%
Shares outstanding at end of period	38,017	28,003	18,252	11,081	11,069
Ratio/Supplemental Data
Net assets at end of period	$640,265	$445,167	$311,745	$152,723	$150,652
Average Net assets	$542,716	$378,456	$232,234	$151,688	$150,596
Ratio of operating expenses, net of interest expense, to average net assets (5)	4.10%	4.68%	5.02%	5.34%	4.34%
Ratio of interest expense to average net assets	1.91%	2.56%	2.03%	0.04%	—

Ratio of operating expenses to average net assets (5)	6.01%	7.24%	7.05%	5.38%	4.34%
Ratio of net operating income to average net assets (5)	13.20%	11.80%	10.33%	9.43%	4.42%

(1)
Adoption of the provisions in the AICPA Audit and Accounting Guide for Investment Companies effective for the year ended December 31, 2001 decreased net operating income per share $0.03, and increased unrealized depreciation on investments per share for the year ended December 31, 2001.

(2)
Basic per share data.

(3)
Total return equals the increase (decrease) of the ending market value over the beginning market value plus reinvested dividends, divided by the beginning market value.

(4)
Amount was not annualized for the results of the three-month period ended December 31, 1997.

(5)
Amount was annualized for the results of the three-month period ended December 31, 1997.

See accompanying notes.

AMERICAN CAPITAL STRATEGIES, LTD.
FINANCIAL HIGHLIGHTS (CONTINUED)
(Dollars in thousands except asset coverage per unit)

Senior Securities—Year and Class	Total Amount Outstanding Exclusive of Treasury Securities(1)	Asset Coverage Per Unit(2)	Average Market Value Per Unit(3)
NOTES PAYABLE
1992	—	—	NA
1993	—	—	NA
1994	—	—	NA
1995	—	—	NA
1996	—	—	NA
1997	—	—	NA
1998	$85,948	$2,777	NA
1999	—	—	NA
2000	87,200	6,105	NA
2001	103,495	7,186	NA
2002 (as of March 31—UNAUDITED)	244,676	3,547	NA
REVOLVING LINE OF CREDIT
1992	—	—	NA
1993	—	—	NA
1994	—	—	NA
1995	—	—	NA
1996	—	—	NA
1997	—	—	NA
1998	30,000	6,091	NA
1999	78,545	4,969	NA
2000	68,002	7,546	NA
2001	147,646	5,336	NA
2002 (as of March 31—UNAUDITED)	107,890	6,775	NA

(1)
Total amount of each class of senior securities outstanding at the end of the period presented.

(2)
The asset coverage ratio for a class of senior securities representing indebtedness is calculated as the Company's total assets, less all liabilities and indebtedness not represented by senior securities, dividend by senior securities representing indebtedness per each $1,000 of indebtedness. This asset coverage ratio is multiplied by $1,000 to determine the Asset Coverage Per Unit.

(3)
Not applicable, as senior securities are not registered for public trading.

See accompanying notes.

AMERICAN CAPITAL STRATEGIES, LTD.

NOTES TO FINANCIAL STATEMENTS

(In thousands except per share data)

Note 1. Organization

        American Capital Strategies, Ltd., a Delaware corporation (the "Company"), was incorporated in 1986 to provide financial advisory services to and invest in middle market companies. On August 29, 1997, the Company completed an initial public offering ("IPO") of 10,382 shares of common stock ("Common Stock"), and became a non-diversified closed end investment company that has elected to be regulated as a business development company ("BDC") under the Investment Company Act of 1940, as amended ("1940 Act"). On October 1, 1997, the Company began operations so as to qualify to be taxed as a regulated investment company ("RIC") as defined in Subtitle A, Chapter 1, under Subchapter M of the Internal Revenue Code of 1986 as amended (the "Code"). As contemplated by these transactions, the Company materially changed its business plan and format from structuring and arranging financing for buyout transactions on a fee for services basis to primarily being a lender to and investor in middle market companies. As a result of the changes, the Company is operating as a holding company whose predominant source of operating income has changed from financial performance and advisory fees to interest and dividends earned from investing the Company's assets in debt and equity of businesses. The Company's investment objectives are to achieve current income from the collection of interest and dividends, as well as long-term growth in its shareholders' equity through appreciation in value of the Company's equity interests.

        The Company is the parent of American Capital Financial Services ("ACFS") and through ACFS continues to provide financial advisory services to businesses, principally the Company's portfolio companies. The Company is headquartered in Bethesda, Maryland, and has offices in New York, San Francisco, Los Angeles, Philadelphia, Chicago, and Dallas. The Company's reportable segments are its investing operations as a business development company and the financial advisory operations of its wholly owned subsidiary, ACFS (see Note 13). The Company has no foreign operations.

Note 2. Summary of Significant Accounting Policies

Basis of Presentation

        The accompanying financial statements have been prepared in accordance with accounting principles generally accepted in the United States and Article 6 of Regulation S-X of the Code of Federal Regulations. The Company consolidates its investment in ACFS.

Valuation of Investments

        Investments are carried at fair value, as determined in good faith by the Board of Directors. Securities that are publicly traded are valued at the closing price on the valuation date. For debt and equity securities of companies that are not publicly traded, or for which the Company has various degrees of trading restrictions, the Company prepares an analysis consisting of traditional valuation methodologies to estimate the enterprise value of the portfolio company issuing the securities. The methodologies consist of valuation estimates based on; valuations of comparable public companies, recent sales of comparable companies, discounting the forecasted cash flows of the portfolio company and the liquidation value of the company's assets. The Company will use weighting of some or all of the above valuation methods. In valuing convertible debt, equity or other securities the Company will value its equity investment based on its pro rata share of the residual equity value available after deducting all outstanding debt from the estimated enterprise value. The Board of Directors will value non-convertible debt securities at cost plus amortized original issue discount ("OID") to the extent that

AMERICAN CAPITAL STRATEGIES, LTD.

NOTES TO FINANCIAL STATEMENTS (Continued)

(In thousands except per share data)

the estimated enterprise value of the portfolio company exceeds the outstanding debt of the company. If the estimated enterprise value is less than the outstanding debt of the company, the Board of Directors will reduce the value of the Company's debt investment beginning with the junior most debt such that the enterprise value less the value of the outstanding debt is zero. Due to the uncertainty inherent in the valuation process, such estimates of fair value may differ significantly from the values that would have been used had a ready market for the securities existed, and the differences could be material. Additionally, changes in the market environment and other events that may occur over the life of the investments may cause the gains or losses ultimately realized on these investments to be different than the valuations currently assigned (see Note 3).

Cash and Cash Equivalents

        Cash and cash equivalents consist of demand deposits and highly liquid investments with original maturities of three months or less. Cash and cash equivalents are carried at cost which approximates fair value.

Interest and Dividend Income Recognition

        Interest income is recorded on the accrual basis to the extent that such amounts are expected to be collected. OID is accreted into interest income using the effective interest method. OID initially represents the value of equity warrants obtained in conjunction with the acquisition of debt securities. Loan origination fees collected upon the funding of a loan are deferred and accreted into interest income over the life of the loan using the effective interest method. Dividend income is recognized on the ex-dividend date. The Company stops accruing interest on its investments when it is determined that interest is no longer collectible. For loans with payment-in-kind ("PIK") interest features, the Company bases income accruals on the valuation of the PIK notes received from the borrower. If the portfolio company valuation indicates a value of the PIK notes that is not sufficient to cover the contractual interest, the Company will not accrue interest income on the notes.

Fee Income Recognition

        Fees primarily include financial advisory, transaction structuring and prepayment premiums. Financial advisory fees represent amounts received for providing advice and analysis to middle market companies and are recognized as earned based on services provided. Transaction structuring fees represent amounts received for structuring, financing, and executing transactions and are generally payable only if the transaction closes and are recognized as earned when the transaction is completed. Prepayment premiums are recognized as they are received.

Realized Gain or Loss and Unrealized Appreciation or Depreciation of Investments

        Realized gain or loss is recorded at the disposition of an investment and is the difference between the net proceeds from the sale and the cost basis of the investment using the specific identification method. Unrealized appreciation or depreciation reflects the difference between the Board of Directors' valuation of the investments and the cost basis of the investments.

Distributions to Shareholders

        Distributions to shareholders are recorded on the ex-dividend date.

AMERICAN CAPITAL STRATEGIES, LTD.

NOTES TO FINANCIAL STATEMENTS (Continued)

(In thousands except per share data)

Federal Income Taxes

        The Company operates to qualify to be taxed as a RIC under the Internal Revenue Code. Generally, a RIC is entitled to deduct dividends it pays to its shareholders from its income to determine "taxable income." The Company has distributed and currently intends to distribute sufficient dividends to eliminate taxable income; therefore, the statement of operations contains no provision for income taxes for the years ended December 31, 2001, 2000, and 1999.

Use of Estimates in Preparation of Financial Statements

        The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements, and revenues and expenses during the period reported. Actual results could differ from those estimates.

Property and Equipment

        Property and equipment are carried at cost and are depreciated using the straight-line method over the estimated useful lives of the related assets ranging from three to seven years.

Management Fees

        The Company is self-managed and therefore does not incur management fees payable to third parties.

Reclassifications

        Certain previously reported amounts have been reclassified to conform to the current financial statement presentation.

Concentration of Credit Risk

        The Company places its cash and cash equivalents with financial institutions and, at times, cash held in checking accounts may exceed the Federal Deposit Insurance Corporation insured limit.

Recent Accounting Pronouncements

        The AICPA Audit and Accounting Guide for Investment Companies ("the Guide") was revised and its changes are effective for the Company's 2001 annual financial statements. Changes to the Guide affect the Company in two areas: 1) consolidation of operating subsidiaries and 2) the accounting for loan discounts and premiums.

        In implementing the provisions of the Guide, the Company has consolidated its investment in ACFS. Previously, the Company had accounted for its investment in ACFS under the equity method. This change had no effect on net operating income or net asset value. Prior year financial statements have been presented on a consolidated basis to conform to the current year's presentation.

        Under the provisions of the Guide, premiums and discounts on debt securities, including loan origination fees, are required to be amortized or accreted over the life of the investment using the

AMERICAN CAPITAL STRATEGIES, LTD.

NOTES TO FINANCIAL STATEMENTS (Continued)

(In thousands except per share data)

effective interest method. Pursuant to the prior Guide, the Company's previous policy was to recognize loan origination fees when they were collected.

        In adopting this new requirement, the Company calculated the cumulative effect of the change in accounting for origination fees for all loans originated through December 31, 2000, and recorded a $6,200 increase in the value of debt investments and a $6,200 increase in the corresponding debt discount. In addition, the Company recorded an increase of $6,200 in net unrealized appreciation and a $6,200 decrease in distributions in excess of net realized earnings. The net impact of these changes results in the Company's net asset value remaining unchanged as specified in the guidance. For the year ended December 31, 2001, the Company has recorded $1,840 of origination fees as discounts and accreted $941 of discounts into interest income using the effective interest method. The impact of this change was a decrease in 2001 net operating income of $899, an increase in unrealized depreciation of $1,334, and an increase in net realized gains of $517. Upon early repayment of loans, collections of unamortized discounts are recognized as realized gains.

Note 3. Investments

        Investments consist of securities issued by publicly- and privately-held companies, which have been valued at $863,799 as of December 31, 2001. These securities consist of senior debt, subordinated debt with equity warrants, preferred stock and common stock. The debt securities have effective interest rates ranging from 5.3% to 32.4% and are payable in installments with final maturities generally from 5 to 10 years and are generally collateralized by assets of the borrower. The Company's investments in equity warrants, common stock, and certain investments in preferred stock do not produce current income. The net unrealized appreciation in investments for Federal income tax purposes is the same as for book purposes. At December 31, 2001, one loan with a principal balance of $6,477 was 0-30 days past due, one loan with a principal balance of $22,152 was 31-60 days past due, one loan with a principal balance of $14,400 was 61-90 days past due, and three loans with a total principal balance of $40,119 were greater than 90 days past due. In addition, four of the Company's investments with a total principal balance of $49,900 are on non-accrual status.

        Summaries of the composition of the Company's portfolio of publicly and non-publicly traded securities as of December 31, 2001 and 2000 at cost and fair value are shown in the following table:

Cost	December 31, 2001	December 31, 2000
Senior debt	18.3%	12.4%
Subordinated debt	57.7%	61.8%
Subordinated debt with non-detachable warrants	4.5%	6.9%
Preferred stock	4.9%	3.5%
Common stock warrants	12.0%	13.1%
Common stock	2.6%	2.3%
Fair Value	December 31, 2001	December 31, 2000
Senior debt	18.7%	11.8%
Subordinated debt	58.7%	58.2%
Subordinated debt with non-detachable warrants	4.6%	6.6%
Preferred stock	2.9%	3.3%
Common stock warrants	12.8%	17.1%
Common stock	2.3%	3.0%

AMERICAN CAPITAL STRATEGIES, LTD.

NOTES TO FINANCIAL STATEMENTS (Continued)

(In thousands except per share data)

        The following table shows the portfolio composition by industry grouping at cost and at fair value:

Cost	December 31, 2001	December 31, 2000
Manufacturing	72.1%	66.0%
Wholesale & Retail	9.1%	7.5%
Service	5.0%	7.8%
Information Technology	3.5%	5.0%
Transportation	3.4%	0.8%
Healthcare	3.1%	4.5%
Construction	2.9%	4.3%
Financial Services	0.4%	0.0%
Telecommunications	0.3%	0.4%
Internet	0.2%	0.3%
Media	0.0%	3.4%
Fair Value	December 31, 2001	December 31, 2000
Manufacturing	71.8%	65.0%
Wholesale & Retail	9.2%	7.4%
Service	4.7%	7.2%
Information Technology	4.0%	4.9%
Transportation	3.5%	0.8%
Construction	2.9%	4.3%
Healthcare	2.8%	4.1%
Financial Services	0.5%	0.0%
Telecommunications	0.5%	2.8%
Internet	0.1%	0.3%
Media	0.0%	3.2%

        Management expects that the largest percentage of its investments will continue to be in manufacturing companies, but diversified into different sectors as defined by Standardized Industrial Classification ("SIC") codes. The current investment composition within the manufacturing segment includes investments in 33 different manufacturing SIC codes, with the largest percentages being 5.9% in SIC code 2600 ("Paper and Allied Products"), and 9.1% in SIC code 3531 ("Construction Machinery and Equipment") as of December 31, 2001 and 2000, respectively.

AMERICAN CAPITAL STRATEGIES, LTD.

NOTES TO FINANCIAL STATEMENTS (Continued)

(In thousands except per share data)

        The following table shows the portfolio composition by geographic location at cost and at fair value:

Cost	December 31, 2001	December 31, 2000
Northeast	22.8%	18.1%
Mid-Atlantic	22.5%	27.0%
Southeast	16.0%	21.1%
Southwest	14.6%	13.5%
North-Central	14.5%	9.2%
South-Central	9.6%	11.1%
Fair Value	December 31, 2001	December 31, 2000
Northeast	27.1%	18.2%
Mid-Atlantic	17.4%	25.9%
Southeast	16.2%	22.5%
Southwest	14.9%	13.3%
North-Central	14.8%	9.3%
South-Central	9.6%	10.8%

Note 4. Commitments and Obligations

  Borrowings

        As of December 31, 2001 and 2000, the Company, through ACAS Funding Trust I ("Trust I"), an affiliated business trust, had $147,600 and $68,000, respectively, in borrowings outstanding under a $225,000 revolving debt-funding facility. The facility expires during April 2003. Trust I is collateralized by $494,900 of the Company's loans. The full amount of principal will be amortized over a 24-month period at the end of the term and interest is payable monthly. Interest on borrowings under this facility is charged at one month LIBOR (1.88% at December 31, 2001) plus 125 basis points. During the years ended December 31, 2001 and 2000, the Company had weighted average outstanding borrowings under this facility of $66,600 and $94,700, respectively.

        On December 20, 2000, the Company completed a $115,400 asset securitization. In conjunction with the transaction, the Company established ACAS Business Loan Trust 2000-1 ("Trust II"), an affiliated business trust, and contributed to Trust II $153,700 in loans. Subject to certain conditions precedent, the Company will remain servicer of the loans. Simultaneously with the initial contribution, Trust II was authorized to issue $69,200 Class A notes and $46,200 Class B notes to institutional investors and $38,300 of Class C notes were retained by an affiliate of Trust II. The Class A notes carry an interest rate of one-month LIBOR plus 45 basis points, the Class B notes carry an interest rate of one-month LIBOR plus 150 basis points. As of December 31, 2000, Trust II had issued all $69,200 of Class A notes, and $18,000 of Class B notes; in January 2001, Trust II issued the remaining $28,200 of the Class B notes. The notes are backed by loans to 29 of the Company's portfolio companies. The Class A notes mature on March 20, 2006, and the Class B notes mature on August 20, 2007. The transfer of the assets to Trust II and the related sale of notes by Trust II have been treated as a financing arrangement by the Company under Statement of Financial Accounting Standards No. 140, "Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities". Repayments received on the loans are first applied to the Class A notes, and then to the Class B notes.

AMERICAN CAPITAL STRATEGIES, LTD.

NOTES TO FINANCIAL STATEMENTS (Continued)

(In thousands except per share data)

As required by the terms of Trust II, the Company has entered into interest rate swaps to mitigate the related interest rate risk (see Note 8). During the years ended December 31, 2001 and 2000, the weighted average outstanding balance of the Class A and B notes was $109,448 and $2,859, respectively. At December 31, 2001 and 2000 total borrowings outstanding under the asset securitization was $103,495 and $87,200, respectively.

        The weighted average interest rates on all of the Company's borrowings, including amortization of deferred finance costs, for the years ended December 31, 2001, 2000, and 1999 were 5.88%, 9.93%, and 9.70% respectively.

        For the above borrowings, the fair value of the borrowings approximates cost.

  Commitments

        The Company has non-cancelable operating leases for office space and office equipment. The leases expire over the next eight years and contain provisions for certain annual rental escalations. Rent expense for operating leases for the years ended December 31, 2001, 2000, and 1999 was approximately $1,507, $797, and $643, respectively.

        Future minimum lease payments under non-cancelable operating leases at December 31, 2001 were as follows:

2002	$1,398
2003	1,382
2004	1,310
2005	532
2006 and thereafter	2,126

Total	$6,748

        In addition, at December 31, 2001, the Company had commitments under loan agreements to fund up to $8,609 to three portfolio companies. These commitments are composed of two working capital credit facilities and one acquisition credit facility. The commitments are subject to the borrowers meeting certain criteria. The terms of the borrowings subject to commitment are comparable to the terms of other debt securities in the Company's portfolio. The contractual payment terms of the Company's borrowings and operating lease obligations at December 31, 2001 are as follows:

	Payments Due By Period
Contractual Obligations	Total	Less Than 1 Year	1-3 Years	4-5 Years	After 5 Years
Revolving Debt Funding Facility	$147,646	$—	$147,646	$—	$—
Notes Payable	103,495	6,534	84,396	12,565	—
Operating Leases	6,748	1,398	3,224	1,060	1,066

Note 5. Stock Option Plan

        The Company applies APB No. 25, "Accounting for Stock Issued to Employees" (APB 25), and related interpretations in accounting for its stock-based compensation plan. In accordance with SFAS 123, "Accounting for Stock-Based Compensation" (SFAS 123), the Company elected to continue to apply the provisions of APB 25 and provide pro forma disclosure of the Company's consolidated net operating income and net increase (decrease) in shareholders' equity resulting from operations

AMERICAN CAPITAL STRATEGIES, LTD.

NOTES TO FINANCIAL STATEMENTS (Continued)

(In thousands except per share data)

calculated as if compensation costs were computed in accordance with SFAS 123. The 1997 Stock Option Plan (the "1997 Plan") provided for the granting of options to purchase up to 1,328 shares of common stock at a price of not less than the fair market value of the common stock on the date of grant to employees of the Company. In May 1998, the Company authorized 500 additional shares to be granted under the 1997 Plan. During May 2000, shareholders approved the 2000 Stock Option Plan (the "2000 Plan") which provided for the granting of options to purchase 2,000 shares of common stock. In May 2001, the Company authorized 1,800 additional shares to be granted under the 2000 Plan. As of December 31, 2001, there are 94 and 181 shares available to be granted under the 1997 and 2000 Plans, respectively.

        On November 6, 1997, the Board of Directors authorized the establishment of a stock option plan for the non-employee directors (the "Director Plan"). Shareholders at the annual meeting held on May 14, 1998 approved the Director Plan. The Company received approval of the plan from the Securities and Exchange Commission on May 14, 1999. The Company has issued from 15 to 20 options to each of the non-employee directors for a total grant of 125 options. At December 31, 2001, there are 25 shares available for grant under the Director Plan.

        Options granted under the 1997 and 2000 Plans may be either incentive stock options within the meaning of Section 422 of the Code or nonstatutory stock options; options granted under the Director Plan are nonstatutory stock options. Only employees of the Company and its subsidiaries are eligible to receive incentive stock options under the 1997 and 2000 Plans. Options under both the 1997 and 2000 Plans and the Director Plan generally vest over a three-year period. Incentive stock options must have a per share exercise price of no less than the fair market value on the date of the grant. Nonstatutory stock options granted under the 1997 and 2000 Plans and the Director Plan must have a per share exercise price of no less than the fair market value on the date of the grant. Options granted under both plans may be exercised for a period of no more than ten years from the date of grant. The following table summarizes the effect of incentive stock options on consolidated net operating income and the increase (decrease) in shareholders' equity resulting from operations:

	Year Ended December 31, 2001	Year Ended December 31, 2000	Year Ended December 31, 1999
Net operating income
As reported	$71,625	$44,670	$23,982
Pro forma	$59,786	$37,477	$21,964
Net increase (decrease) in shareholders' equity resulting from operations
As reported	$18,605	$(4,373)	$97,201
Pro forma	$6,766	$(11,566)	$95,183

        The effects of applying SFAS 123 for pro forma disclosures are not likely to be representative of the effects on reported consolidated net operating income and net increase (decrease) in shareholders' equity resulting from operations for future years.

        For options granted during the year ended December 31, 2001, the Company estimated a fair value per option on the date of grant of $5.07 using a Black-Scholes option pricing model and the following assumptions: dividend yield 8.1%, risk-free interest rate 4.3%, expected volatility factor .41, and expected lives of the options of 5 years.

AMERICAN CAPITAL STRATEGIES, LTD.

NOTES TO FINANCIAL STATEMENTS (Continued)

(In thousands except per share data)

        For options granted during the year ended December 31, 2000, the Company estimated a fair value per option on the date of grant of $4.72 using a Black-Scholes option pricing model and the following assumptions: dividend yield 8.6%, risk-free interest rate 5.0%, expected volatility factor .43, and expected lives of the options of 5 years.

        For options granted during the year ended December 31, 1999, the Company estimated a fair value per option on the date of grant of $6.12 using a Black-Scholes option pricing model and the following assumptions: dividend yield 7.7%, risk-free interest rate 6.4%, expected volatility factor .32, and expected lives of the options of 7 years.

        A summary of the status of the Company's stock option plans as of and for the years ended December 31, 2001 and 2000 is as follows:

	Year Ended December 31, 2001		Year Ended December 31, 2000
	Shares	Weighted Average Exercise Price	Shares	Weighted Average Exercise Price
Options outstanding, beginning of year	1,504	$21.97	354	$17.60
Granted	2,335	$26.42	1,529	$22.81
Exercised	(1,045)	$22.84	(290)	$21.53
Canceled	(154)	$22.62	(89)	$20.47

Options outstanding, end of year	2,640	$25.52	1,504	$21.97

Options exercisable at year end	2,616		1,459

        The following table summarizes information about stock options outstanding at December 31, 2001:

	Options Outstanding			Options Exercisable
Range of Exercise Prices	Number Outstanding at December 31, 2001	Weighted Average Remaining Contractual Life	Weighted Average Exercise Price	Number Exercisable at December 31, 2001	Weighted Average Exercise Price
$15.00 to $21.99	101	6.9 Years	$18.86	88	$18.45
$22.00 to $22.99	529	8.4 Years	$22.83	519	$22.83
$23.00 to $25.99	478	9.2 Years	$25.18	478	$25.18
$26.00 to $27.99	1,085	9.4 Years	$26.23	1,084	$26.23
$28.00 to $28.88	447	9.9 Years	$28.87	447	$28.87

$15.00 to $28.88	2,640	9.2 Years	$25.52	2,616	$25.55

        During 2001 and 2000, the Company issued 1,045 and 290 shares, respectively, of common stock to employees of the Company, pursuant to option exercises, in exchange for notes receivable totaling $23,423 and $6,702, respectively. These transactions were executed pursuant to the 2000 and the 1997 Plans, which allow the Company to lend to its employees funds to pay for the exercise of stock options. All loans made under this arrangement are fully secured by the value of the common stock purchased and are otherwise full recourse loans. Certain of the loans are also secured by pledges of life insurance policies. Interest is charged and paid on such loans at a market rate of interest.

AMERICAN CAPITAL STRATEGIES, LTD.

NOTES TO FINANCIAL STATEMENTS (Continued)

(In thousands except per share data)

Note 6. Capital Stock

        In June, September, and December 2001, the Company sold 5,175, 1,800, and 1,955 shares of common stock, respectively, in three follow-on equity offerings. The net proceeds of the offerings of approximately $226,333 were used to repay outstanding borrowings under the revolving debt funding facility and to fund investments.

        In May and November 2000, the Company sold 6,325 and 3,105 shares of common stock, respectively, in two follow-on equity offerings. The net proceeds of the offerings of approximately $185,318 were used to repay outstanding borrowings under the revolving debt funding facility and to fund investments.

        In August 1999, the Company sold 5,605 shares of common stock. The net proceeds of the offering of approximately $89,208 were used to repay outstanding borrowings under the revolving debt funding facility and to fund investments.

        The Company declared dividends of $74,557, $50,630, and $26,176, or $2.30, $2.17, and $1.74 per share for the years ended December 31, 2001, 2000, and 1999, respectively.

        On August 29, 1997, the Company completed its IPO and sold 10,382 shares of its common stock at a price of $15.00 per share. Pursuant to the terms of the Company's agreement with the underwriter of the offering, the Company issued 443 common stock warrants ("Warrants") to the underwriter. The Warrants have a term of five years from the date of issuance and may be exercised at a price of $15.00 per share. During August and December 2001, the underwriter exercised 15 of these warrants. During December 1999, the Company repurchased 394 of these Warrants at a price of $5.50 per warrant. As of December 31, 2001, there are 34 Warrants outstanding.

Note 7. Realized Gain On Investments

        During August and December 2001, the Company exited its investment in Cornell Companies, Inc. ("Cornell") through a sale of its common stock warrants and the prepayment of its subordinated debt. The Company received $31,669 in total proceeds from the sale and recognized a net realized gain of $2,140. The realized gain was comprised of $1,257 of unamortized OID on the subordinated debt and $883 of gain on the common stock warrants. In conjunction with the sale, the Company also recorded $751 of unrealized depreciation to reverse previously recorded unrealized appreciation.

        During December 2001, the Company sold its investment in BIW Connector Systems, LLC ("BIW"). The Company's investment in BIW included senior debt and senior subordinated debt with common stock warrants. The Company received $8,380 in total proceeds from the sale and recognized a net realized gain of $1,823. The realized gain was comprised of $418 of unamortized OID on the subordinated debt and $1,405 of gain on the common stock warrants. In conjunction with the sale, the Company also recorded $1,416 of unrealized depreciation to reverse previously recorded unrealized appreciation.

        During April 2001, the Company converted its common stock investment in Mobile Tool, Inc., to subordinated debt by exercising its put rights. The Company realized a gain of $2,452 on this conversion. In conjunction with the sale, the Company also recorded $1,738 of unrealized depreciation to reverse previously recorded unrealized appreciation.

        In addition, during 2001, the Company realized losses of $500 and $592 on the write-off of its common stock investments on the sale of Erie Forge & Steel, and on Biddeford Textile Corp, which

AMERICAN CAPITAL STRATEGIES, LTD.

NOTES TO FINANCIAL STATEMENTS (Continued)

(In thousands except per share data)

filed for bankruptcy protection under Chapter 11. The Company also recorded unrealized appreciation of $500 and $592, respectively; to reverse previously recorded unrealized depreciation.

        During January and September 2001, the Company sold its common stock warrants in The L.A. Studios, Inc. The Company received net proceeds of $950 from the sale and realized a gain of $24. The realized gain was comprised of $126 of unamortized OID, net of a $102 loss on the common stock warrants. In conjunction with the sale, the Company also recorded $24 of unrealized depreciation to reverse previously recorded unrealized appreciation.

        During 2000, one of the Company's portfolio companies, o2wireless, completed an initial public offering. In conjunction with the offering, o2wireless repaid the Company's $13,000 subordinated note. In addition, the Company exercised and sold 180 of the 2,737 common stock warrants it owns. Because of these transactions, the Company realized a gain of $4,303 which was comprised of $2,475 of unamortized OID and $1,828 of gain on the sale of the exercised warrants.

        During March 1999, the Company sold its investment in Four-S Baking Company ("Four-S"). The Company's investment included senior debt, subordinated debt, preferred stock, common stock and common stock warrants. The Company received $7,200 in total proceeds from the sale and realized a gain of $316. The realized gain was comprised of $331 of unamortized OID on the subordinated debt and a net loss of $15 on the common stock and warrants. In addition, the Company earned prepayment fees of $87 from the early repayment of the senior and subordinated debt. In conjunction with the sale, the Company also recorded $177 of unrealized depreciation to reverse previously recorded unrealized appreciation.

        During June 1999, the Company received a prepayment of subordinated debt from Specialty Transportation Services, Inc. ("STS") in the amount of $7,500. In conjunction with the repayment, the Company received prepayment fees of $225 and realized a gain of $551 from unamortized OID. In October 1999, the Company received a prepayment of the remaining balance of its subordinated debt investment in STS of $515, including prepayment penalties. In addition, STS repurchased from the Company the common stock and common stock purchase warrants owned by the Company for total consideration of $3,000. The Company recorded $1,844 of realized gains and reversed $1,806 of previously unrealized appreciation on the sale of the subordinated debt, common stock and common stock purchase warrants. In addition, STS paid a $1,000 fee to cancel an investment-banking contract between ACFS and STS.

Note 8. Interest Rate Risk Management

        The Company has entered into interest rate swap agreements with two large commercial banks as part of its strategy to manage interest rate risks and to fulfill its obligation under the terms of its revolving debt funding facility and asset securitization. The Company uses interest rate swap agreements for hedging and risk management only and not for speculative purposes. During the year ended December 31, 2001, the Company entered into 17 interest rate swap agreements with an aggregate notional amount of $264,165. Pursuant to these swap agreements, the Company pays either a variable rate equal to the prime lending rate (4.75% and 9.50% at December 31, 2001 and 2000, respectively) and receives a floating rate of the one-month LIBOR (1.88% and 6.57% at December 31, 2001 and 2000, respectively), or pays a fixed rate and receives a floating rate of the one-month LIBOR. At December 31, 2001 and 2000, the swaps had a remaining weighted average maturity of approximately 4.6 and 5.6 years, respectively. At December 31, 2001 and 2000, the fair value of the

AMERICAN CAPITAL STRATEGIES, LTD.

NOTES TO FINANCIAL STATEMENTS (Continued)

(In thousands except per share data)

interest rate swap agreements represented a liability of $5,533 and $1,070, respectively. The following table presents the notional principal amounts of interest rate swaps by class:

Type of Interest Rate Swap	Number of Contracts	Notional Value at December 31, 2001	Notional Value at December 31, 2000
Pay fixed, receive LIBOR floating	9	$102,919	$102,123
Pay prime floating, receive LIBOR floating	8	161,246	166,030

Total	17	$264,165	$268,153

Note 9. Income Taxes

        The Company operates to qualify to be taxed as a RIC under the Internal Revenue Code. Generally, a RIC is entitled to deduct dividends it pays to its shareholders from its income to determine taxable income. The Company has distributed and currently intends to distribute sufficient dividends to eliminate taxable income. Therefore, the statement of operations contains no provision for income taxes for the years ended December 31, 2001, 2000, and 1999. The Company's consolidated operating subsidiary, ACFS, is subject to federal income tax, but operated at a loss during the years ended December 31, 2001, 2000, and 1999. An income tax benefit of $2,000 and $912 was recorded during the years ended December 31, 2000 and 1999, respectively. At December 31, 2001 and 2000, ACFS had a deferred tax asset of $3,938 and $3,131, respectively, that has been fully reserved, and is comprised primarily of net operating loss carry forwards.

        The aggregate gross unrealized appreciation of the Company's investments over cost for Federal income tax purposes was $23,199 and $42,164 as of December 31, 2001 and 2000, respectively. The aggregate gross unrealized depreciation of the Company's investments under cost for Federal income tax purposes was $42,131 and $13,292 at December 31, 2001 and 2000, respectively. The net unrealized depreciation over cost was $18,932 at December 31, 2001, and the net unrealized appreciation over cost was $28,872 at December 31, 2000. The aggregate cost of securities for Federal income tax purposes was $882,731 and $557,944 as of December 31, 2001 and 2000, respectively.

        The Company obtained a ruling in April 1998 from the IRS which the Company had requested to clarify the tax consequences of the conversion from taxation under subchapter C to subchapter M in order for the Company to avoid incurring a tax liability associated with the unrealized appreciation of assets whose fair market value exceeded their basis immediately prior to conversion. Under the terms of the ruling, the Company elected to be subject to rules similar to the rules of Section 1374 of the Internal Revenue Code with respect to any unrealized gain inherent in its assets, upon its conversion to RIC status (built-in gain). Generally, this treatment allows deferring recognition of the built-in gain. If the Company were to divest itself of any assets in which it had built-in gains before the end of a ten-year recognition period, the Company would then be subject to tax on its built-in gain.

        During 2001, 2000 and 1999, the Company paid Federal income taxes of $0, $759 and $309, respectively, on retained realized gains recorded during the tax years ended September 30, 2001, 2000 and 1999. The payments were treated as deemed distributions because taxes were paid on behalf of the shareholders. As a result, the Company did not record income tax expense.

AMERICAN CAPITAL STRATEGIES, LTD.

NOTES TO FINANCIAL STATEMENTS (Continued)

(In thousands except per share data)

Note 10. Employee Stock Ownership Plan

        The Company maintains an Employee Stock Ownership Plan ("ESOP"), which includes all employees and is fully funded on a pro rata basis by the Company. Contributions are made at the Company's discretion up to the lesser of $30 or 25% of annual compensation expense for each employee. Employees are not fully vested until completing five years of service. For the years ended December 31, 2001, 2000, and 1999, the Company contributed $187, $179, and $88 to the ESOP, respectively, or 3% of total eligible employee compensation.

        The Company sponsors an employee stock ownership trust to act as the depository of employer contributions to the ESOP as well as to administer and manage the actual trust assets that are deposited into the ESOP.

Note 11. Earnings Per Share

        The following table sets forth the computation of basic and diluted earnings per share for the years ended December 31, 2001, 2000, and 1999:

	Year Ended December 31, 2001	Year Ended December 31, 2000	Year Ended December 31, 1999
Numerator for basic and diluted earnings (loss) per share	$18,605	$(4,373)	$97,201
Denominator for basic weighted average shares	31,487	22,323	13,744
Employee stock options	217	80	167
Contingently issuable shares*	282	328	303
Warrants	15	17	80

Dilutive potential shares	514	425	550

Denominator for diluted weighted average shares	32,001	22,748	14,294

Basic earnings (loss) per share	$0.59	$(0.20)	$7.07
Diluted earnings (loss) per share	$0.58	$(0.19)	$6.80

*
Contingently issuable shares are unvested shares outstanding that secure employee stock option loans.

Note 12. Related Party Transactions

        The Company has provided loans to employees for the exercise of options under the 1997 and 2000 Stock Option Plans. The loans require the current payment of interest at a market rate, have varying terms not exceeding nine years and have been recorded as a reduction of shareholders' equity. The loans are evidenced by full recourse notes that are due upon maturity or 60 days following termination of employment, and the shares of common stock purchased with the proceeds of the loan are posted as collateral. During the year ended December 31, 2001, the Company issued $23,423 in loans to 33 employees for the exercise of options and related taxes. During the year ended December 31, 2000, the Company issued $6,702 in loans to 21 employees for the exercise of options and related taxes. The Company recognized interest income from these loans of $1,331 and $1,340 during the years ended December 31, 2001 and 2000, respectively.

AMERICAN CAPITAL STRATEGIES, LTD.

NOTES TO FINANCIAL STATEMENTS (Continued)

(In thousands except per share data)

        In connection with the issuance of the notes in 1999, the Company entered into agreements to purchase split dollar life insurance for three executive officers. The aggregate cost of the split dollar life insurance of $2,811 is being amortized over a ten-year period as long as each executive officer continues employment. During the period the loans are outstanding, the Company will have a collateral interest in the cash value and death benefit of these policies as additional security for the loans. Additionally, as long as the policy premium is not fully amortized, the Company will have a collateral interest in such items generally equal to the unamortized cost of the policies. In the event of an individual's termination of employment with the Company before the end of such ten-year period, or, his election not to be bound by non-compete agreements, such individual must reimburse the company the unamortized cost of his policy. As of December 31, 2001, one employee has left the Company, but is bound by a non-compete agreement. For the years ended December 31, 2001 and 2000, the Company recorded $284 and $282 of amortization expense on the insurance policies, respectively.

Note 13. Segment Data

        The Company's reportable segments are its investing operations as a business development company ("ACAS") and the financial advisory operations of its wholly owned subsidiary, ACFS. The Company's accounting policies for segments are the same as those described in the "Summary of Significant Accounting Policies". The following table presents segment data for the year ended December 31, 2001:

	ACAS	ACFS	Consolidated
Interest and dividend income	$88,286	$—	$88,286
Fee income	1,395	14,556	15,951

Total operating income	89,681	14,556	104,237
Interest	10,343	—	10,343
Salaries and benefits	2,357	12,214	14,571
General and administrative	3,050	4,648	7,698

Total operating expenses	15,750	16,862	32,612

Net operating income (loss)	73,931	(2,306)	71,625
Net realized gain on investments	5,369	—	5,369
Decrease in unrealized appreciation of investments	(58,389)	—	(58,389)

Net increase (decrease) in shareholders' equity resulting from operations	$20,911	$(2,306)	$18,605

Total assets	$887,242	$16,942	$904,184

AMERICAN CAPITAL STRATEGIES, LTD.

NOTES TO FINANCIAL STATEMENTS (Continued)

(In thousands except per share data)

        The following table presents segment data for the year ended December 31, 2000:

	ACAS	ACFS	Consolidated
Interest and dividend income	$58,733	$—	$58,733
Fee income	3,995	7,324	11,319

Total operating income	62,728	7,324	70,052
Interest	9,691	—	9,691
Salaries and benefits	2,179	9,080	11,259
General and administrative	2,414	4,018	6,432

Total operating expenses	14,284	13,098	27,382

Operating income (loss) before income taxes	48,444	(5,774)	42,670
Income tax benefit	—	2,000	2,000
Net operating income (loss)	48,444	(3,774)	44,670
Realized gain on investments	4,538	1	4,539
Decrease in unrealized appreciation of investments	(53,582)	—	(53,582)

Net decrease in shareholders' equity resulting from operations	$(600)	$(3,773)	$(4,373)

Total assets	$599,364	$14,635	$613,999

Note 14. Selected Quarterly Data (Unaudited)

        The impact of the adoption of the accounting change, as discussed in Note 2, is illustrated by the following tables. The first table presents the Company's quarterly consolidated operating results after adoption of the Guide. The second table presents the Company's quarterly consolidated operating results using the Company's accounting policies prior to the adoption of the Guide:

	Three Months Ended March 31, 2001	Three Months Ended June 30, 2001	Three Months Ended September 30, 2001	Three Months Ended December 31, 2001	Year Ended December 31, 2001
	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)
Total operating income	$22,693	$25,876	$25,439	$30,229	$104,237
Net operating Income ("NOI")	15,052	16,033	19,112	21,428	71,625
Net (decrease) increase in shareholders' equity resulting from operations	$(9,902)	$11,251	$(1,661)	$18,917	$18,605
NOI per common share, basic	$0.54	$0.57	$0.56	$0.60	$2.27
NOI per common share, diluted	$0.53	$0.56	$0.55	$0.59	$2.24
(Loss) earnings per common share, basic	$(0.35)	$0.39	$(0.05)	$0.52	$0.59
(Loss) earnings per common share, diluted	$(0.35)	$0.39	$(0.05)	$0.52	$0.58
Basic Shares O/S	27,856	28,331	33,965	35,684	31,487
Diluted Shares O/S	28,278	28,883	34,524	36,254	32,001

AMERICAN CAPITAL STRATEGIES, LTD.

NOTES TO FINANCIAL STATEMENTS (Continued)

(In thousands except per share data)

	Three Months Ended March 31, 2001	Three Months Ended June 30, 2001	Three Months Ended September 30, 2001	Three Months Ended December 31, 2001	Year Ended December 31, 2001
	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)
Total operating income	$22,792	$26,020	$25,589	$30,735	$105,136
Net operating Income	15,151	16,177	19,262	21,934	72,524
Net (decrease) increase in shareholders' equity resulting from operations	$(9,601)	$11,594	$(1,302)	$19,630	$20,321
NOI per common share, basic	$0.54	$0.57	$0.57	$0.61	$2.30
NOI per common share, diluted	$0.54	$0.56	$0.56	$0.61	$2.27
(Loss) earnings per common share, basic	$(0.34)	$0.41	$(0.04)	$0.55	$0.65
(Loss) earnings per common share, diluted	$(0.34)	$0.40	$(0.04)	$0.54	$0.64
Basic Shares O/S	27,856	28,331	33,965	35,684	31,487
Diluted Shares O/S	28,278	28,883	34,524	36,254	32,001

AMERICAN CAPITAL STRATEGIES, LTD.
CONSOLIDATED BALANCE SHEETS
(Dollars in thousands except share data)

	March 31, 2002	December 31, 2001
	(Unaudited)
Assets
Cash and cash equivalents	$2,041	$18,890
Investments at fair value (cost of $994,797 and $882,796, respectively)	950,211	858,266
Interest receivable	14,066	12,957
Other	17,401	14,071

Total assets	$983,719	$904,184

Liabilities and Shareholders' Equity
Revolving credit facility	$107,890	$147,646
Notes payable	244,676	103,495
Accrued dividends payable	—	3,420
Other	8,063	9,358

Total liabilities	360,629	263,919
Commitments and Contingencies
Shareholders' equity:
Undesignated preferred stock, $0.01 par value, 5,000 shares authorized, 0 issued and outstanding	—	—
Common stock, $.01 par value, 70,000 shares authorized, and 38,315 and 38,017 issued and outstanding, respectively	383	380
Capital in excess of par value	706,558	699,291
Notes receivable from sale of common stock	(32,205)	(27,143)
Distributions in excess of net realized earnings	(3,515)	(3,823)
Net unrealized depreciation of investments	(48,131)	(28,440)

Total shareholders' equity	623,090	640,265

Total liabilities and shareholders' equity	$983,719	$904,184

See accompanying notes.

AMERICAN CAPITAL STRATEGIES, LTD.
CONSOLIDATED SCHEDULE OF INVESTMENTS
MARCH 31, 2002
(Unaudited)
(Dollars in thousands)

Company	Industry	Investment	Cost	Fair Value

A&M Cleaning Products, Inc.	Manufacturing — Household Cleaning Products	Subordinated Debt	$5,127	$5,207
		Common Stock Warrants, 18.4% of Co. (1)	1,643	2,237
		Redeemable Preferred Stock	564	1,175

			7,334	8,619

A.H. Harris & Sons, Inc.	Wholesale & Retail — Construction Material	Subordinated Debt	9,497	9,577
		Common Stock Warrants, 10.0% of Co. (1)	534	1,050

			10,031	10,627

Aeriform Corporation (2)	Wholesale & Retail — Packaged Industrial	Senior Debt	5,152	5,152
	Gas Distributor	Subordinated Debt	22,564	22,620
		Common Stock Warrants, 50.1% of Co. (1)	4,361	5,345
		Redeemable Preferred Stock	108	108

			32,185	33,225

Atlantech International	Manufacturing — Polymer-based Products	Subordinated Debt with Non-Detachable Warrants	19,226	18,982
		Redeemable Preferred stock with Non-Detachable Common Stock, 1.0% of Co.	1,110	784

			20,336	19,766

Auxi Health, Inc. (2)	Healthcare — Home Healthcare	Subordinated Debt	14,666	12,802
		Common Stock Warrants, 17.9% of Co. (1)	2,599	—
		Preferred Stock, 55.8% of Co. (1)	2,732	—

			19,997	12,802

Biddeford Textile Corp. (2)	Manufacturing — Electronic Blankets	Senior Debt	2,532	2,537
		Common Stock Warrants, 10.0% of Co. (1)	1,100	—

			3,632	2,537

BLI Holdings Corp.	Manufacturing and Packaging — Personal Care Items	Subordinated Debt	12,307	12,307

Capital.com, Inc. (2)	Internet — Financial Portal	Preferred Stock, 85.0% of Co. (1)	1,492	600

Case Logic	Manufacturing — Storage Products Designer & Marketer	Subordinated Debt with Non-Detachable Warrants, 8.9% of Co. (1)	20,918	20,741
		Redeemable Preferred Stock	415	415

			21,333	21,156

Caswell-Massey Holdings Corp. (2)	Wholesale & Retail — Toiletries	Senior Debt	954	954
		Subordinated Debt	1,840	1,865
		Common Stock Warrants, 24.0% of Co. (1)	552	580

			3,346	3,399

Chance Coach, Inc. (2)	Manufacturing — Buses	Senior Debt	9,681	9,681
		Subordinated Debt	8,955	9,401
		Common Stock Warrants, 5.2% of Co. (1)	4,041	2,639
		Redeemable Preferred Stock, 85% of Co. (1)	7,386	7,386
		Preferred Stock, Convertible into 2.4% of Co. (1)	2,059	2,059
		Common Stock, 2.5% of Co. (1)	1,896	227

			34,018	31,393

Chromas Technologies (2)	Manufacturing — Printing Presses	Senior Debt	11,516	11,516
		Subordinated Debt	10,001	10,184
		Common Stock, 35.0% of Co. (1)	1,500	—
		Common Stock Warrants, 25.0% of Co. (1)	1,071	987
		Preferred Stock, Convertible into 40.0% of Co. (1)	6,709	2,380

			30,797	25,067

(1)
Non-income producing
(2)
Affiliate, as defined by at least a 20% fully-diluted ownership of company
(3)
Publicly-traded company

See accompanying notes.

AMERICAN CAPITAL STRATEGIES, LTD.
CONSOLIDATED SCHEDULE OF INVESTMENTS
MARCH 31, 2002
(Unaudited)
(Dollars in thousands)

Company	Industry	Investment	Cost	Fair Value

CST Industries, Inc.	Manufacturing — Bolted Steel Tanks	Subordinated Debt	$7,999	$7,999
		Common Stock Warrants, 13.0% of Co. (1)	1,090	3,919

			9,089	11,918

Confluence Holdings Corp. (2)	Manufacturing — Canoes & Kayaks	Subordinated Debt	5,529	5,706
		Redeemable Preferred Stock	7,258	7,258
		Preferred Stock, Convertible into 75.0% of Co. (1)	3,424	3,424
		Common Stock, less than 0.1% of Co. (1)	537	—
		Common Stock Warrants, 0.2% of Co. (1)	2,164	1,564

			18,912	17,952

Crosman Corporation	Manufacturing — Small Arms	Subordinated Debt	4,054	4,085
		Common Stock Warrants, 3.5% of Co. (1)	330	330

			4,384	4,415

Cycle Gear, Inc. (2)	Wholesale & Retail — Motor Cycle	Senior Debt	656	656
	Accessories	Subordinated Debt	6,052	6,151
		Common Stock Warrants, 42.4% of Co. (1)	470	1,702
		Redeemable Preferred Stock	1,549	1,549

			8,727	10,058

Decorative Surfaces International, Inc. (2)	Manufacturing — Decorative Paper & Vinyl	Subordinated Debt	18,114	18,443
	Products	Common Stock Warrants, 42.3% of Co. (1)	4,571	—
		Preferred Stock, Convertible into 2.9% of Co. (1)	781	—

			23,466	18,443

Dixie Trucking Company, Inc. (2)	Transportation — Overnight Shorthaul	Subordinated Debt	5,789	5,817
	Delivery	Common Stock Warrants, 49.0% of Co. (1)	141	—

			5,930	5,817

Electrolux, LLC	Manufacturing — Vacuum Cleaners	Membership Interest, 2.5% of Co. (1)	246	839

Erie County Plastics Corporation	Manufacturing — Molded Plastics	Subordinated Debt	9,207	9,265
		Common Stock Warrants, 8.7% of Co. (1)	1,170	1,027

			10,377	10,292

EuroCaribe Packing Company, Inc. (2)	Manufacturing — Meat Processing	Senior Debt	8,674	8,749
		Subordinated Debt	4,150	4,227
		Common Stock Warrants, 37.1% of Co. (1)	1,110	—
		Redeemable Preferred Stock (1)	5,602	—

			19,536	12,976

European Touch LTD. II (2)	Manufacturing — Salon Appliances	Senior Debt	8,452	8,452
		Subordinated Debt	11,357	11,357
		Common Stock Warrants, 71.1% of Co. (1)	3,677	3,677
		Common Stock, 29.0% of Co. (1)	1,500	1,948

			24,986	25,434

Fulton Bellows & Components, Inc. (2)	Manufacturing — Bellows	Senior Debt	15,844	15,844
		Subordinated Debt	6,678	6,939
		Common Stock Warrants, 26.4% of Co. (1)	1,305	1,070
		Preferred Stock, Convertible into 48.6% of Co. (1)	5,849	2,858

			29,676	26,711

Gladstone Capital Corporation (3)	Investment Company	Common Stock, 3.0% of Co.	3,600	4,272

Goldman Industrial Group	Manufacturing — Machine Tools, Metal	Subordinated Debt	27,201	10,888
	Cutting Types	Common Stock Warrants, 15.0% of Co. (1)	2,822	—

			30,023	10,888

(1)
Non-income producing
(2)
Affiliate, as defined by at least a 20% fully-diluted ownership of company
(3)
Publicly-traded company

See accompanying notes.

AMERICAN CAPITAL STRATEGIES, LTD.
CONSOLIDATED SCHEDULE OF INVESTMENTS
MARCH 31, 2002
(Unaudited)
(Dollars in thousands)

Company	Industry	Investment	Cost	Fair Value

Hickson DanChem, Inc. (2)	Manufacturing — Specialty Contract Chemical	Senior Debt	$14,623	$14,623
	Manufacturing	Subordinated Debt	8,226	8,226
		Common Stock, 42.8% of Co. (1)	2,500	2,500
		Common Stock Warrants, 38.0% of Co. (1)	2,221	2,221

			27,570	27,570

IGI, Inc. (3)	Healthcare — Veterinary Vaccines	Subordinated Debt	5,651	5,706
		Common Stock Warrants, 16.9% of Co. (1)	2,003	1,725

			7,654	7,431

Iowa Mold Tooling, Inc. (2)	Manufacturing — Specialty Equipment	Subordinated Debt	27,127	27,422
		Common Stock, 25.0% of Co. (1)	3,200	3,200
		Common Stock Warrants, 46.2% of Co. (1)	5,918	5,918

			36,245	36,540

JAAGIR, LLC	Service — IT Staffing & Consulting	Subordinated Debt	2,939	2,969
		Common Stock Warrants, 4.1% of Co. (1)	271	271

			3,210	3,240

JAG Industries, Inc. (2)	Manufacturing — Metal Fabrication & Tablet	Senior Debt	971	971
	Manufacturing	Subordinated Debt	2,463	1,445
		Common Stock Warrants, 75.0% of Co. (1)	505	—

			3,939	2,416

Kelly Aerospace, Inc.	Manufacturing — General Aviation &	Senior Debt	7,597	7,597
	Performance Automotive	Subordinated Debt	8,833	8,833
		Common Stock Warrants, 15.0% of Co. (1)	1,589	1,589

			18,019	18,019

Lion Brewery, Inc. (2)	Manufacturing — Malt Beverages	Subordinated Debt	5,979	6,054
		Common Stock Warrants, 54.0% of Co. (1)	675	7,146

			6,654	13,200

Logex Corporation (2)	Transportation — Industrial Gases	Subordinated Debt	16,219	16,219
		Common Stock Warrants, 85.2% of Co. (1)	5,825	5,825
		Redeemable Preferred Stock	3,188	3,188

			25,232	25,232

Lubricating Specialties Co. (2)	Manufacturing — Lubricant & Grease	Subordinated Debt	14,800	14,903
		Common Stock Warrants, 21.0% of Co. (1)	791	791

			15,591	15,694

MBT International, Inc. (2)	Wholesale & Retail — Musical Instrument	Senior Debt	3,300	3,300
	Distributor	Subordinated Debt	7,221	7,333
		Common Stock Warrants, 30.6% of Co. (1)	1,214	991
		Preferred Stock, Convertible into 53.1% of Co. (1)	2,250	1,722

			13,985	13,346

Marcal Paper Mills, Inc. (2)	Manufacturing — Towel, Tissue & Napkin	Senior Debt	16,447	16,447
	Products	Subordinated Debt	17,347	17,347
		Common Stock Warrants, 20.0% of Co. (1)	4,998	4,998

			38,792	38,792

Middleby Corporation (3)	Manufacturing — Foodservice Equipment	Subordinated Debt	22,584	22,584
		Common Stock Warrants, 5.5% of Co. (1)	2,536	2,536

			25,120	25,120

(1)
Non-income producing
(2)
Affiliate, as defined by at least a 20% fully-diluted ownership of company
(3)
Publicly-traded company

See accompanying notes.

AMERICAN CAPITAL STRATEGIES, LTD.
CONSOLIDATED SCHEDULE OF INVESTMENTS
MARCH 31, 2002
(Unaudited)
(Dollars in thousands)

Company	Industry	Investment	Cost	Fair Value

Mobile Tool International, Inc.	Manufacturing — Aerial Lift Equipment	Subordinated Debt	$2,698	$2,348

Network for Medical Communication &	Services — Provider of Specialized Medical	Senior Debt	3,000	3,000
Research, LLC (2)	Educational Programs	Subordinated Debt	16,915	16,915
		Common Stock Warrants, 50.1% of Co. (1)	2,038	2,038

			21,953	21,953

New Piper Aircraft, Inc.	Manufacturing — Aircraft Manufacturing	Subordinated Debt	18,428	18,498
		Common Stock Warrants, 6.5% of Co. (1)	2,231	4,832

			20,659	23,330

Numatics, Inc.	Manufacturing — Pneumatic Valves	Senior Debt	30,836	30,836

o2wireless Solutions, Inc. (3)	Telecommunications — Wireless Communications Network Services	Common Stock Warrants, 8.0% of Co. (1)	2,410	2,074

Omnova Solutions, Inc. (3)	Manufacturing — Performance Chemicals and Decorative & Building Products	Subordinated Debt	7,415	7,415

PaR Systems, Inc. (2)	Manufacturing-Robotic Systems	Senior Debt	10,945	10,945
		Subordinated Debt	18,272	18,272
		Common Stock, 25.8% of Co. (1)	2,500	2,500
		Common Stock Warrants, 42.5% of Co. (1)	4,116	4,116

			35,833	35,833

Parts Plus Group	Wholesale & Retail — Auto Parts Distributor	Subordinated Debt	4,547	1,042
		Common Stock Warrants, 5.0% of Co. (1)	333	—
		Preferred Stock, Convertible into 1.5% of Co. (1)	556	—

			5,436	1,042

Patriot Medical Technologies, Inc. (2)	Service — Repair Services	Senior Debt	2,182	2,182
		Subordinated Debt	2,782	2,840
		Common Stock Warrants, 15.1% of Co. (1)	612	510
		Preferred Stock, Convertible into 16.1% of Co.	1,219	307

			6,795	5,839

Petaluma Poultry Processors, Inc.	Agriculture — Integrated Producer &	Senior Debt	7,426	7,426
	Distributor of Organic & Natural Poultry	Common Stock Warrants, 13.0% of Co. (1)	1,065	1,065

			8,491	8,491

Plastech Engineered Products, Inc.	Manufacturing — Automotive Component	Subordinated Debt	27,740	27,740
	Systems	Common Stock Warrants, 2.1% of Co. (1)	2,577	3,167

			30,317	30,907

Starcom Holdings, Inc.	Construction — Electrical Contractor	Subordinated Debt	23,315	23,536
		Common Stock, 2.6% of Co. (1)	3,914	3,068
		Common Stock Warrants, 16.2% of Co. (1)	616	116

			27,845	26,720

Sunvest Industries, LLC (2)	Manufacturing — Contract Manufacturing	Senior Debt	4,286	4,286
		Subordinated Debt	5,590	5,645
		Common Stock Warrants, 73.0% of Co. (1)	1,358	666
		Redeemable Preferred Stock (1)	347	—

			11,581	10,597

(1)
Non-income producing
(2)
Affiliate, as defined by at least a 20% fully-diluted ownership of company
(3)
Publicly-traded company

See accompanying notes.

AMERICAN CAPITAL STRATEGIES, LTD.
CONSOLIDATED SCHEDULE OF INVESTMENTS
MARCH 31, 2002
(Unaudited)
(Dollars in thousands)

Company	Industry	Investment	Cost	Fair Value

The Inca Group (2)	Manufacturing — Steel Products	Subordinated Debt	$17,503	$17,665
		Common Stock, 60.1% of Co. (1)	5,100	831
		Common Stock Warrants, 24.9% of Co. (1)	3,060	1,917

			25,663	20,413

The L.A. Studios, Inc.	Wholesale & Retail — Audio Production	Subordinated Debt	2,135	2,150

Texstars, Inc. (2)	Manufacturing — Aviation and Transportation	Senior Debt	15,012	15,012
	Accessories	Subordinated Debt	7,029	7,029
		Common Stock, 39.4% of Co. (1)	1,500	1,500
		Common Stock Warrants, 40.5% of Co. (1)	1,542	1,542

			25,083	25,083

ThreeSixty Sourcing, Ltd.	Provider of Outsourced Manufacturing —	Senior Debt	14,926	14,926
	Management Services	Subordinated Debt	18,739	18,739
		Common Stock Warrants, 5.0% of Co. (1)	1,386	1,386

			35,051	35,051

TransCore Holdings, Inc.	Information Technology — Transportation	Subordinated Debt	23,882	24,147
	Information Management Services	Common Stock Warrants, 8.7% of Co. (1)	4,368	7,783
		Convertible Preferred Stock, 1.4% of Co.	3,029	3,029

			31,279	34,959

Tube City, Inc. (2)	Manufacturing — Mill Services	Subordinated Debt	11,961	12,151
		Common Stock Warrants, 23.5% of Co. (1)	3,498	7,789

			15,459	19,940

Warner Power, LLC (2)	Manufacturing — Power Systems & Electrical	Senior Debt	447	458
	Ballasts	Subordinated Debt	4,063	4,106
		Common Stock Warrants, 53.1% of LLC (1)	1,629	1,458

			6,139	6,022

Weston ACAS Holdings, Inc. (2)	Service — Environmental Consulting Services	Subordinated Debt	21,958	21,958
		Common Stock, 8.7% of Co. (1)	1,932	2,729
		Common Stock Warrants, 23.6% of Co. (1)	5,246	7,434
		Redeemable Preferred Stock	1,219	1,219

			30,355	33,340

Westwind Group Holdings, Inc.	Service — Restaurants	Common Stock, 10.0% of Co. (1)	—	—
		Redeemable Preferred Stock (1)	3,593	1,179

			3,593	1,179

Interest Rate Swap Agreements	Pay Fixed / Receive Floating	15 Contracts / Notional Amounts Totaling $298,985	—	(3,366)
	Pay Floating / Receive Floating	8 Contracts / Notional Amounts Totaling $161,246	—	(59)

			—	(3,425)

Totals			$994,797	$950,211

(1)
Non-income producing
(2)
Affiliate, as defined by at least a 20% fully-diluted ownership of company
(3)
Publicly-traded company

See accompanying notes.

AMERICAN CAPITAL STRATEGIES, LTD.
CONSOLIDATED SCHEDULE OF INVESTMENTS
DECEMBER 31, 2001
(Dollars in thousands)

Company	Industry	Investment	Cost	Fair Value

A&M Cleaning Products, Inc.	Manufacturing — Household Cleaning Products	Subordinated Debt	$5,070	$5,167
		Common Stock Warrants, 18.4% of Co. (1)	1,643	2,237
		Redeemable Preferred Stock	532	532

			7,245	7,936

A.H. Harris & Sons, Inc.	Wholesale & Retail — Construction Material	Subordinated Debt	9,434	9,525
		Common Stock Warrants, 10.0% of Co. (1)	534	1,050

			9,968	10,575

Aeriform Corporation (2)	Wholesale & Retail — Packaged Industrial	Senior Debt	5,160	5,160
	Gas Distributor	Subordinated Debt	22,021	22,097
		Common Stock Warrants, 50.1% of Co. (1)	4,360	4,360
		Redeemable Preferred Stock	101	101

			31,642	31,718

Atlantech International	Manufacturing — Polymer-based Products	Subordinated Debt with Non-Detachable Warrants	19,101	18,863
		Redeemable Preferred stock with Non- Detachable Common Stock, 1.0% of Co.	1,027	701

			20,128	19,564

Auxi Health, Inc. (2)	Healthcare — Home Healthcare	Subordinated Debt	14,386	14,573
		Common Stock Warrants, 17.9% of Co. (1)	2,784	—
		Preferred Stock, 55.8% of Co. (1)	2,599	1,856

			19,769	16,429

Biddeford Textile Corp.	Manufacturing — Electronic Blankets	Senior Debt	2,746	2,772
		Common Stock Warrants, 10.0% of Co. (1)	1,100	—

			3,846	2,772

BLI Holdings Corp.	Manufacturing and Packaging — Personal Care Items	Subordinated Debt	12,153	12,153

Capital.com, Inc. (2)	Internet — Financial Portal	Preferred Stock, 85.0% of Co. (1)	1,492	700

Case Logic	Manufacturing — Storage Products Designer & Marketer	Subordinated Debt with Non-Detachable Warrants, 8.9% of Co. (1)	20,630	20,826
		Preferred Stock, less than 0.1% of Co.	134	134

			20,764	20,960

Caswell-Massey Holdings Corp.	Wholesale & Retail — Toiletries	Senior Debt	1,065	1,065
		Subordinated Debt	1,803	1,836
		Common Stock Warrants, 24.0% of Co. (1)	552	581

			3,420	3,482

Chance Coach, Inc. (2)	Manufacturing — Buses	Senior Debt	9,615	9,655
		Subordinated Debt	8,583	9,174
		Common Stock Warrants, 43.0% of Co. (1)	4,041	3,469
		Redeemable Preferred Stock (1)	4,616	4,616
		Preferred Stock, Convertible into 20.0% of Co. (1)	2,080	2,080
		Common Stock, 20.4% of Co. (1)	1,896	1,645

			30,831	30,639

Chromas Technologies (2)	Manufacturing — Printing Presses	Senior Debt	11,703	11,703
		Subordinated Debt	9,789	9,990
		Common Stock, 35.0% of Co. (1)	1,500	—
		Common Stock Warrants, 25.0% of Co. (1)	1,071	987
		Redeemable Preferred Stock, 40.0% of Co. (1)	6,258	1,930

			30,321	24,610

CST Industries, Inc.	Manufacturing — Bolted Steel Tanks	Subordinated Debt	7,969	7,969
		Common Stock Warrants, 13.0% of Co. (1)	1,090	1,737

			9,059	9,706

(1)
Non-income producing
(2)
Affiliate, as defined by at least a 20% fully-diluted ownership of company
(3)
Publicly-traded company

See accompanying notes.

AMERICAN CAPITAL STRATEGIES, LTD.
CONSOLIDATED SCHEDULE OF INVESTMENTS
DECEMBER 31, 2001
(Dollars in thousands)

Company	Industry	Investment	Cost	Fair Value

Confluence Holdings Corp.	Manufacturing — Canoes & Kayaks	Subordinated Debt	$12,596	$12,823
		Common Stock, less than 0.1% of Co. (1)	537	—
		Common Stock Warrants, 0.4% of Co. (1)	2,163	1,564

			15,296	14,387

Crosman Corporation	Manufacturing — Small Arms	Subordinated Debt	3,998	4,033
		Common Stock Warrants, 3.5% of Co. (1)	330	330

			4,328	4,363

Cycle Gear, Inc. (2)	Wholesale & Retail — Motor Cycle	Senior Debt	750	750
	Accessories	Subordinated Debt	5,557	5,675
		Common Stock Warrants, 41.6% of Co. (1)	434	1,664
		Redeemable Preferred Stock	1,549	1,549

			8,290	9,638

Decorative Surfaces International, Inc. (2)	Manufacturing — Decorative Paper & Vinyl	Subordinated Debt	17,577	17,936
	Products	Common Stock Warrants, 48.3% of Co. (1)	4,571	—
		Preferred Stock, Convertible into less than 0.1% of Co. (1)	803	—

			22,951	17,936

Dixie Trucking Company, Inc. (2)	Transportation — Overnight Shorthaul	Subordinated Debt	5,134	5,168
	Delivery	Common Stock Warrants, 49.0% of Co. (1)	141	—

			5,275	5,168

Electrolux, LLC	Manufacturing — Vacuum Cleaners	Membership Interest, 2.5% of Co. (1)	246	1,219

Erie County Plastics Corporation	Manufacturing — Molded Plastics	Subordinated Debt	9,122	9,197
		Common Stock Warrants, 8.7% of Co. (1)	1,170	1,027

			10,292	10,224

EuroCaribe Packing Company, Inc. (2)	Manufacturing — Meat Processing	Senior Debt	8,674	8,749
		Subordinated Debt	5,379	3,672
		Common Stock Warrants, 37.1% of Co. (1)	1,110	—
		Redeemable Preferred Stock (1)	4,302	—

			19,465	12,421

European Touch LTD. II (2)	Manufacturing — Salon Appliances	Senior Debt	9,452	9,452
		Subordinated Debt	11,282	11,282
		Common Stock Warrants, 71.0% of Co. (1)	3,856	3,856
		Common Stock, 29.0% of Co. (1)	1,500	1,500

			26,090	26,090

Fulton Bellows & Components, Inc. (2)	Manufacturing — Bellows	Senior Debt	15,321	15,324
		Subordinated Debt	6,602	6,893
		Common Stock Warrants, 26.4% of Co. (1)	1,305	1,197
		Preferred Stock, Convertible into 48.6% of Co. (1)	5,734	2,617

			28,962	26,031

Gladstone Capital Corporation (3)	Investment Company	Common Stock, 3.0% of Co.	3,600	4,440

Goldman Industrial Group	Manufacturing — Machine Tools, Metal	Subordinated Debt	27,066	26,109
	Cutting Types	Common Stock Warrants, 15.0% of Co. (1)	2,822	—

			29,888	26,109

IGI, Inc.	Healthcare — Veterinary Vaccines	Subordinated Debt	5,564	5,627
		Common Stock Warrants, 17.0% of Co. (1)	2,003	1,725

			7,567	7,352

Iowa Mold Tooling, Inc. (2)	Manufacturing — Specialty Equipment	Subordinated Debt	26,364	26,685
		Common Stock, 25.0% of Co. (1)	3,200	3,200
		Common Stock Warrants, 46.2% of Co. (1)	5,919	5,919

			35,483	35,804

(1)
Non-income producing
(2)
Affiliate, as defined by at least a 20% fully-diluted ownership of company
(3)
Publicly-traded company

See accompanying notes.

AMERICAN CAPITAL STRATEGIES, LTD.
CONSOLIDATED SCHEDULE OF INVESTMENTS
DECEMBER 31, 2001
(Dollars in thousands)

Company	Industry	Investment	Cost	Fair Value

JAAGIR, LLC	Service — IT Staffing & Consulting	Subordinated Debt	$2,890	$2,930
		Common Stock Warrants, 4.1% of Co. (1)	271	271

			3,161	3,201

JAG Industries, Inc. (2)	Manufacturing — Metal Fabrication & Tablet	Senior Debt	1,002	1,002
	Manufacturing	Subordinated Debt	2,448	2,520
		Common Stock Warrants, 75.0% of Co. (1)	505	—

			3,955	3,522

Kelly Aerospace, Inc.	Manufacturing — General Aviation &	Senior Debt	7,877	7,877
	Performance Automotive	Subordinated Debt	8,779	8,779
		Common Stock Warrants, 15.0% of Co. (1)	1,589	1,589

			18,245	18,245

Lion Brewery, Inc. (2)	Manufacturing — Malt Beverages	Subordinated Debt	5,955	6,039
		Common Stock Warrants, 54.0% of Co. (1)	675	7,145
			6,630	13,184

Logex Corporation (2)	Transportation — Industrial Gases	Subordinated Debt	15,947	15,947
		Common Stock Warrants, 85.2% of Co. (1)	5,825	5,825
		Redeemable Preferred Stock	2,984	2,984

			24,756	24,756

Lubricating Specialties Co.	Manufacturing — Lubricant & Grease	Subordinated Debt	14,750	14,864
		Common Stock Warrants, 21.0% of Co. (1)	791	791

			15,541	15,655

MBT International, Inc. (2)	Wholesale & Retail — Musical Instrument	Senior Debt	3,300	3,300
	Distributor	Subordinated Debt	7,000	7,134
		Common Stock Warrants, 30.6% of Co. (1)	1,214	991
		Preferred Stock, Convertible into 53.1% of Co. (1)	2,250	1,722

			13,764	13,147

Marcal Paper Mills, Inc. (2)	Manufacturing — Towel, Tissue & Napkin	Senior Debt	16,417	16,417
	Products	Subordinated Debt	16,922	16,922
		Common Stock Warrants, 20.0% of Co. (1)	5,001	5,001

			38,340	38,340

Middleby Corporation (3)	Manufacturing — Foodservice Equipment	Subordinated Debt	22,354	22,354
		Common Stock Warrants, 5.5% of Co. (1)	2,536	2,536

			24,890	24,890

Mobile Tool International, Inc.	Manufacturing — Aerial Lift Equipment	Subordinated Debt	2,699	2,699

New Piper Aircraft, Inc.	Manufacturing — Aircraft Manufacturing	Subordinated Debt	18,356	18,436
		Common Stock Warrants, 6.5% of Co. (1)	2,231	4,832

			20,587	23,268

Numatics, Inc.	Manufacturing — Pneumatic Valves	Senior Debt	31,197	31,197

o2wireless Solutions, Inc. (3)	Telecommunications — Wireless Communications Network Services	Common Stock Warrants, 8.0% of Co. (1)	2,407	4,005

Omnova Solutions, Inc.	Manufacturing — Performance Chemicals and Decorative & Building Products	Subordinated Debt	5,663	5,663

Parts Plus Group	Wholesale & Retail — Auto Parts Distributor	Subordinated Debt	4,681	2,706
		Common Stock Warrants, 5.0% of Co. (1)	333	—
		Preferred Stock, Convertible into 1.5% of Co. (1)	556	—

			5,570	2,706

Patriot Medical Technologies, Inc. (2)	Service — Repair Services	Senior Debt	2,315	2,315
		Subordinated Debt	2,758	2,825
		Common Stock Warrants, 15.1% of Co. (1)	612	510
		Preferred Stock, Convertible into 16.1% of Co.	1,195	283

			6,880	5,933

(1)
Non-income producing
(2)
Affiliate, as defined by at least a 20% fully-diluted ownership of company
(3)
Publicly-traded company

See accompanying notes.

AMERICAN CAPITAL STRATEGIES, LTD.
CONSOLIDATED SCHEDULE OF INVESTMENTS
DECEMBER 31, 2001
(Dollars in thousands)

Company	Industry	Investment	Cost	Fair Value

Plastech Engineered Products, Inc.	Manufacturing — Automotive Component	Subordinated Debt	$27,290	$27,290
	Systems	Common Stock Warrants, 2.1% of Co. (1)	2,577	2,577

			29,867	29,867
Starcom Holdings, Inc.	Construction — Electrical Contractor	Subordinated Debt	21,267	21,516
		Common Stock, 2.6% of Co. (1)	616	116
		Common Stock Warrants, 16.2% of Co. (1)	3,914	3,068

			25,797	24,700

Sunvest Industries, LLC (2)	Manufacturing — Contract Manufacturing	Senior Debt	4,287	4,287
		Subordinated Debt	5,263	5,323
		Common Stock Warrants, 73.0% of Co. (1)	1,518	1,518
		Redeemable Preferred Stock (1)	347	347

			11,415	11,475

The Inca Group (2)	Manufacturing — Steel Products	Subordinated Debt	16,754	16,960
		Common Stock, 60.1% of Co. (1)	5,100	3,967
		Common Stock Warrants, 24.9% of Co. (1)	3,060	2,065

			24,914	22,992

The L.A. Studios, Inc.	Wholesale & Retail — Audio Production	Subordinated Debt	2,118	2,138

Texstars, Inc. (2)	Manufacturing — Aviation and Transportation	Senior Debt	15,064	15,064
	Accessories	Subordinated Debt	6,990	6,990
		Common Stock, 39.4% of Co. (1)	1,500	1,500
		Common Stock Warrants, 40.5% of Co. (1)	1,542	1,542

			25,096	25,096

ThreeSixty Sourcing, Ltd.	Provider of Outsourced Manufacturing —	Senior Debt	14,926	14,926
	Management Services	Subordinated Debt	18,608	18,608
		Common Stock Warrants, 5.0% of Co. (1)	1,386	1,386

			34,920	34,920

TransCore Holdings, Inc.	Information Technology — Transportation	Subordinated Debt	23,636	23,977
	Information Management Services	Common Stock Warrants, 8.7% of Co. (1)	4,368	7,783
		Convertible Preferred Stock, 1.4% of Co.	2,900	2,900

			30,904	34,660

Tube City, Inc.	Manufacturing — Mill Services	Subordinated Debt	11,687	11,933
		Common Stock Warrants, 23.5% of Co. (1)	3,498	5,767

			15,185	17,700

Warner Power, LLC (2)	Manufacturing — Power Systems & Electrical	Senior Debt	572	583
	Ballasts	Subordinated Debt	4,007	4,070
		Common Stock Warrants, 53.1% of LLC (1)	1,629	1,458

			6,208	6,111

Weston ACAS Holdings, Inc. (2)	Service — Environmental Consulting Services	Subordinated Debt	21,850	21,850
		Common Stock, 10.0% of Co. (1)	1,932	1,932
		Common Stock Warrants, 27.6% of Co. (1)	5,246	5,246
		Redeemable Preferred Stock	1,158	1,158

			30,186	30,186

Westwind Group Holdings, Inc.	Service — Restaurants	Common Stock, 10.0% of Co. (1)	—	—
		Preferred Stock, Convertible into less than 0.1% of Co.	3,530	1,117

			3,530	1,117

Interest Rate Basis Swap Agreements	Pay Fixed / Receive Floating	9 Contracts / Notional Amounts Totaling $102,919	—	(5,218)
	Pay Floating / Receive Floating	8 Contracts / Notional Amounts Totaling $161,246	—	(315)

			—	(5,533)

Totals			$882,796	$858,266

(1)
Non-income producing
(2)
Affiliate, as defined by at least a 20% fully-diluted ownership of company
(3)
Publicly-traded company

See accompanying notes.

AMERICAN CAPITAL STRATEGIES, LTD.
CONSOLIDATED STATEMENT OF OPERATIONS
(Unaudited)
(In thousands except per share data)

	Three Months Ended March 31, 2002	Three Months Ended March 31, 2001
Operating income:
Interest and dividend income	$28,268	$20,766
Fees	4,373	1,927

Total operating income	32,641	22,693
Operating expenses:
Interest	2,236	3,524
Salaries and benefits	4,325	2,369
General and administrative	2,829	1,748

Total operating expenses	9,390	7,641

Net operating income	23,251	15,052
Net realized gain on investments	57	24
Decrease in net unrealized appreciation of investments	(19,691)	(24,978)

Net increase (decrease) in shareholders' equity resulting from operations	$3,617	$(9,902)

Net operating income per common share:
Basic	$0.62	$0.54
Diluted	$0.61	$0.53
Earnings (loss) per common share:
Basic	$0.10	$(0.36)
Diluted	$0.09	$(0.35)
Weighted average shares of common stock outstanding:
Basic	37,477	27,856
Diluted	38,374	28,278

See accompanying notes.

AMERICAN CAPITAL STRATEGIES, LTD.
CONSOLIDATED STATEMENTS OF SHAREHOLDERS' EQUITY
(Unaudited)
(In thousands)

		Common Stock				(Distributions in Excess of) Undistributed Net Realized Earnings	Unrealized Appreciation (Depreciation) of Investments
	Preferred Stock			Capital in Excess of Par Value	Notes Receivable From Sale of Common Stock			Total Shareholders' Equity
		Shares	Amount
Balance at January 1, 2001	$—	28,003	$280	$448,587	$(27,389)	$(95)	$23,784	$445,167

Issuance of common stock under stock option plans	—	280	3	6,302	(6,305)	—	—	—
Issuance of common stock under the Dividend Reinvestment Plan	—	12	—	300	—	—	—	300
Repayments of notes receivable from sale of common stock	—	—	—	—	5,169	—	—	5,169
Net decrease in shareholders' equity resulting from operations	—	—	—	—	—	15,076	(24,978)	(9,902)
Distributions	—	—	—	—	—	(14,999)	—	(14,999)

Balance at March 31, 2001	$—	28,295	$283	$455,189	$(28,525)	$(18)	$(1,194)	$425,735

Balance at January 1, 2002	$—	38,017	$380	$699,291	$(27,143)	$(3,823)	$(28,440)	$640,265

Issuance of common stock	—	7	—	112	—	—	—	112
Issuance of common stock under stock option plans	—	280	3	6,840	(6,843)	—	—	—
Issuance of common stock under the Dividend Reinvestment Plan	—	11	—	315	—	—	—	315
Repayments of notes receivable from sale of common stock	—	—	—	—	1,781	—	—	1,781
Net increase in shareholders' equity resulting from operations	—	—	—	—	—	23,308	(19,691)	3,617
Distributions	—	—	—	—	—	(23,000)	—	(23,000)

Balance at March 31, 2002	$—	38,315	$383	$706,558	$(32,205)	$(3,515)	$(48,131)	$623,090

See accompanying notes.

AMERICAN CAPITAL STRATEGIES, LTD.
CONSOLIDATED STATEMENTS OF CASH FLOWS
(Unaudited)
(Dollars in thousands)

	Three Months Ended March 31, 2002	Three Months Ended March 31, 2001
Operating activities:
Net increase (decrease) in shareholders' equity resulting from operations	$3,617	$(9,902)
Adjustments to reconcile net increase (decrease) in shareholders' equity resulting from operations to net cash provided by operating activities:
Unrealized depreciation of investments	19,691	24,978
Net realized gain on investments	(57)	(24)
Accretion of loan discounts	(3,143)	(2,060)
Increase in accrued payment-in-kind dividends and interest	(5,203)	(3,583)
Collection of loan origination fees	370	301
Amortization of deferred finance costs	83	413
Increase in interest receivable	(1,109)	(2,109)
Increase in other assets	(1,521)	(777)
(Decrease) Increase in other liabilities	(1,295)	1,798

Net cash provided by operating activities	11,433	9,035
Investing activities:
Proceeds from sale of investments	—	14,999
Collection of payment-in-kind notes	—	3,904
Collection of accreted loan discounts	—	36
Principal repayments	3,038	3,270
Purchases of investments	(105,761)	(54,386)
Repayments of notes receivable issued in exchange for common stock	1,781	5,169

Net cash used in investing activities	(100,942)	(27,008)
Financing activities:
Proceeds from asset securitization	147,297	28,214
(Repayments of) drawings on revolving credit facility, net	(39,756)	7,248
Repayments of notes payable	(6,116)	(2,938)
Increase in deferred financing costs	(2,457)	(214)
Issuance of common stock	112	—
Distributions paid	(26,420)	(21,162)

Net cash provided by financing activities	72,660	11,148

Net decrease in cash and cash equivalents	(16,849)	(6,825)
Cash and cash equivalents at beginning of period	18,890	11,569

Cash and cash equivalents at end of period	$2,041	$4,744

Supplemental Disclosures:
Cash paid for interest	$2,104	$1,791
Non-cash financing activities:
Issuance of common stock in conjunction with dividend reinvestment	$315	$300
Notes receivable issued in exchange for common stock associated with the exercise of employee stock options	$6,843	$6,305

See accompanying notes.

AMERICAN CAPITAL STRATEGIES, LTD.
CONSOLIDATED FINANCIAL HIGHLIGHTS
(Unaudited)
(Dollars in thousands except per share data)

	Three Months Ended March 31, 2002	Three Months Ended March 31, 2001
Per Share Data (1)
Net asset value at beginning of the period	$16.84	$15.90
Net operating income	0.62	0.54
Net realized gain on investments	—	—
(Decrease) increase in unrealized appreciation on investments	(0.53)	(0.88)

Net increase (decrease) in shareholders' equity resulting from operations	$16.93	$15.56
Issuance of common stock	0.01	0.03
Effect of antidilution	0.28	—
Distribution of net investment income	(0.59)	(0.53)

Net asset value at end of period	$16.63	$15.06
Per share market value at end of period	$30.96	$25.44
Total return (2)	11.33%	3.10%
Shares outstanding at end of period	38,315	28,295
Ratio/Supplemental Data
Net assets at end of period	$623,090	$426,035
Average net assets	$631,678	$435,601
Ratio of operating expenses, net of interest expense, to average net assets	1.13%	0.95%
Ratio of interest expense to average net assets	0.35%	0.81%

Ratio of operating expenses to average net assets	1.48%	1.76%
Ratio of net operating income to average net assets	3.68%	3.46%

(1)
Basic per share data.

(2)
Total return equals the increase of the ending market value over the beginning market value plus reinvested dividends, divided by the beginning market value. Amount has not been annualized.

See accompanying notes.

AMERICAN CAPITAL STRATEGIES, LTD.
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(Unaudited)
(In thousands except per share data)

Note 1. Unaudited Interim Financial Statements

        Interim financial statements of American Capital Strategies, Ltd. (the "Company") are prepared in accordance with generally accepted accounting principles ("GAAP") for interim financial information and pursuant to the requirements for reporting on Form 10-Q and Article 10 of Regulation S-X. Accordingly, certain disclosures accompanying annual financial statements prepared in accordance with GAAP are omitted. In the opinion of management, all adjustments, consisting solely of normal recurring accruals, necessary for the fair presentation of financial statements for the interim periods have been included. The current period's results of operations are not necessarily indicative of results that ultimately may be achieved for the year. The interim financial statements and notes thereto should be read in conjunction with the financial statements and notes thereto included in the Company's Form 10-K, as filed with the Securities and Exchange Commission.

Note 2. Organization

        American Capital Strategies, Ltd., a Delaware corporation (the "Company"), was incorporated in 1986 to provide financial advisory services to and invest in middle market companies. On August 29, 1997, the Company completed an initial public offering ("IPO") of 10,382 shares of common stock ("Common Stock"), and became a non-diversified closed end investment company that has elected to be regulated as a business development company ("BDC") under the Investment Company Act of 1940, as amended ("1940 Act"). On October 1, 1997, the Company began operations so as to qualify to be taxed as a regulated investment company ("RIC") as defined in Subtitle A, Chapter 1, under Subchapter M of the Internal Revenue Code of 1986 as amended (the "Code"). As contemplated by these transactions, the Company materially changed its business plan and format from structuring and arranging financing for buyout transactions on a fee for services basis to primarily being a lender to and investor in middle market companies. As a result of the changes, the Company is operating as a holding company whose predominant source of operating income has changed from financial performance and advisory fees to interest and dividends earned from investing the Company's assets in debt and equity of businesses. The Company's investment objectives are to achieve current income from the collection of interest and dividends, as well as long-term growth in its shareholders' equity through appreciation in value of the Company's equity interests.

        The Company is the parent of American Capital Financial Services ("ACFS") and through ACFS continues to provide financial advisory services to businesses, principally the Company's portfolio companies. The Company is headquartered in Bethesda, Maryland, and has offices in New York, San Francisco, Los Angeles, Philadelphia, Chicago, and Dallas. The Company's reportable segments are its investing operations as a business development company and the financial advisory operations of its wholly owned subsidiary, ACFS (see Note 7). The Company has no foreign operations.

Note 3. Investments

        Investments consist of securities issued by publicly- and privately-held companies, which have been valued at $953,636 as of March 31, 2002. These securities consist of senior debt, subordinated debt with equity warrants, preferred stock and common stock. The debt securities have effective interest rates ranging from 5.3% to 32.4% and are payable in installments with final maturities generally from 5 to 10 years and are generally collateralized by assets of the borrower. The Company's investments in equity warrants, common stock, and certain investments in preferred stock do not produce current income. The net unrealized appreciation in investments for Federal income tax purposes is the same as

AMERICAN CAPITAL STRATEGIES, LTD.
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

(Unaudited)
(In thousands except per share data)

for book purposes. At March 31, 2002, three accruing loans with a total principal balance of $30,586 were greater than 90 days past due. In addition, eight of the Company's investments with a total principal balance of $72,677 were past due and on non-accrual status.

        Summaries of the composition of the Company's portfolio of publicly and non-publicly traded securities as of March 31, 2002 and December 31, 2001 at cost and fair value are shown in the following table:

COST	March 31, 2002	December 31, 2001
Senior debt	19.6%	18.3%
Subordinated debt	55.8%	57.7%
Subordinated debt with non-detachable warrants	4.1%	4.5%
Preferred stock	6.5%	4.9%
Common stock warrants	11.1%	12.0%
Common stock	2.9%	2.6%
FAIR VALUE	March 31, 2002	December 31, 2001
Senior debt	20.6%	18.7%
Subordinated debt	56.1%	58.7%
Subordinated debt with non-detachable warrants	4.2%	4.6%
Preferred stock	5.0%	2.9%
Common stock warrants	12.2%	12.8%
Common stock	1.9%	2.3%

AMERICAN CAPITAL STRATEGIES, LTD.
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

(Unaudited)
(In thousands except per share data)

        The following table shows the portfolio composition by industry grouping at cost and at fair value:

COST	March 31, 2002	December 31, 2001
Manufacturing	68.6%	72.1%
Wholesale & Retail	11.4%	9.1%
Service	6.6%	5.0%
Transportation	3.1%	3.4%
Information Technology	3.0%	3.5%
Healthcare	2.8%	3.1%
Construction	2.8%	2.9%
Agriculture	0.9%	0.0%
Financial Services	0.4%	0.4%
Telecommunications	0.3%	0.3%
Internet	0.1%	0.2%
FAIR VALUE	March 31, 2002	December 31, 2001
Manufacturing	68.0%	71.8%
Wholesale & Retail	11.6%	9.2%
Service	6.9%	4.7%
Information Technology	3.7%	4.0%
Transportation	3.3%	3.5%
Construction	2.8%	2.9%
Healthcare	2.1%	2.8%
Agriculture	0.9%	0.0%
Financial Services	0.4%	0.5%
Telecommunications	0.2%	0.5%
Internet	0.1%	0.1%

        Management expects that the largest percentage of its investments will continue to be in manufacturing companies, but diversified into different sectors as defined by Standardized Industrial Classification ("SIC") codes. The current investment composition within the manufacturing segment includes investments in 35 different manufacturing SIC codes, with the largest percentage being 5.3%, and 5.9% in SIC code 2600 ("Paper and Allied Products") as of March 31, 2002 and December 31, 2001, respectively.

AMERICAN CAPITAL STRATEGIES, LTD.
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

(Unaudited)
(In thousands except per share data)

        The following table shows the portfolio composition by geographic location at cost and at fair value:

COST	March 31, 2002	December 31, 2001
Northeast	25.3%	22.8%
Mid-Atlantic	19.9%	22.5%
Southeast	15.3%	16.0%
Southwest	14.1%	14.6%
North-Central	13.2%	14.5%
South-Central	12.2%	9.6%
FAIR VALUE	March 31, 2002	December 31, 2001
Mid-Atlantic	23.1%	17.4%
Northeast	18.2%	27.1%
Southeast	18.1%	16.2%
Southwest	14.8%	14.9%
North-Central	13.6%	14.8%
South-Central	12.2%	9.6%

Note 4. Borrowings

        As of March 31, 2002 and December 31, 2001, the Company, through ACAS Funding Trust I ("Trust I"), an affiliated business trust, had $107,900 and $147,600, respectively, in borrowings outstanding under a $225,000 revolving debt-funding facility. The facility expires during April 2003. Trust I is collateralized by $494,900 of the Company's loans. The full amount of principal will be amortized over a 24-month period at the end of the term and interest is payable monthly. Interest on borrowings under this facility is charged at one month LIBOR (1.88% at both March 31, 2002 and December 31, 2001) plus 125 basis points. During the three months ended March 31, 2002 and 2001, the Company had weighted average outstanding borrowings under this facility of $150,400 and $61,900, respectively.

        On December 20, 2000, the Company completed a $115,400 asset securitization. In conjunction with the transaction, the Company established ACAS Business Loan Trust 2000-1 ("Trust II"), an affiliated business trust, and contributed to Trust II $153,700 in loans. Subject to continuing compliance with certain conditions, the Company will remain servicer of the loans. Simultaneously with the initial contribution, Trust II was authorized to issue $69,200 Class A notes and $46,200 Class B notes to institutional investors and $38,300 of Class C notes were retained by an affiliate of Trust II. The Class A notes carry an interest rate of one-month LIBOR plus 45 basis points, the Class B notes carry an interest rate of one-month LIBOR plus 150 basis points. The notes are backed by loans to 29 of the Company's portfolio companies. The Class A notes mature on March 20, 2006, and the Class B notes mature on August 20, 2007. The transfer of the assets to Trust II and the related sale of notes by Trust II have been treated as a financing arrangement by the Company under Statement of Financial Accounting Standards No. 140, "Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities" ("SFAS No. 140"). Repayments received on the loans are first applied to the Class A notes, and then to the Class B notes. As required by the terms of Trust II, the Company has entered into interest rate swaps to mitigate the related interest rate risk (see Note 5). During the three months ended March 31, 2002 and 2001, the weighted average outstanding balance of the Class A

AMERICAN CAPITAL STRATEGIES, LTD.
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

(Unaudited)
(In thousands except per share data)

and B notes was $100,000 and $106,200, respectively. At March 31, 2002 and December 31, 2001, total borrowings outstanding under the asset securitization were $98,600 and $103,500, respectively.

        On March 15, 2002 the Company completed a $147,300 asset securitization. In connection with the transaction, the Company established ACAS Business Loan Trust 2002-1 ("Trust III"), an affiliated business trust, and contributed to Trust III $196,300 in loans. Subject to continuing compliance with certain conditions, the Company will remain servicer of the loans. Simultaneously with the initial contribution, Trust III was authorized to issue $98,200 Class A notes and $49,100 Class B notes to institutional investors and $49,100 of Class C notes were retained by an affiliate of Trust III. The Class A notes carry an interest rate of one-month LIBOR plus 50 basis points, the Class B notes carry an interest rate of one-month LIBOR plus 150 basis points. As of March 31, 2002, the Company had issued all of the Class A and Class B notes. The notes are backed by loans to 30 of the Company's portfolio companies. The Class A notes mature on November 20, 2005 and the Class B notes mature on March 20, 2007. The transfer of the assets to Trust III and the related sale of notes by Trust III have been treated as a financing arrangement by the Company under SFAS No. 140. Early repayments are first applied to the Class A notes, and then to the Class B notes. As required by the terms of Trust III, the Company has entered into interest rate swaps to mitigate the related interest rate risk (see Note 5). During the three months ended March 31, 2002, the weighted average outstanding balance of the Class A and B notes was $26,000. At March 31, 2002, total borrowings outstanding under the asset securitization were $146,000.

        The weighted average interest rate on all of the Company's borrowings, including amortization of deferred finance costs, for the three months ended March 31, 2002 and 2001 was 3.24%, and 8.39% respectively.

        For the above borrowings, the fair value of the borrowings approximates cost.

Note 5. Interest Rate Risk Management

        The Company has entered into interest rate swap agreements with two large commercial banks as part of its strategy to manage interest rate risks and to fulfill its obligation under the terms of its revolving debt funding facility and asset securitizations. The Company uses interest rate swap agreements for hedging and risk management only and not for speculative purposes. The goal of the Company's strategy is to reduce the effect of interest rate volatility on net operating income. The Company utilizes hedging instruments for non-trading and non-speculative purposes only. During the three months ended March 31, 2002, the Company entered into 23 interest rate swap agreements with an aggregate notional amount of $460,231. Pursuant to these swap agreements, the Company pays either a variable rate equal to the prime lending rate (4.75% at both March 31, 2002 and December 31, 2001) and receives a floating rate of the one-month LIBOR (1.88% at both March 31, 2002 and December 31, 2001), or pays a fixed rate and receives a floating rate of the one-month LIBOR. At March 31, 2002 and December 31, 2001, the swaps had a remaining weighted average maturity of approximately 5.5 and 4.6 years, respectively. At March 31, 2002 and December 31, 2001, the fair value

AMERICAN CAPITAL STRATEGIES, LTD.
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

(Unaudited)
(In thousands except per share data)

of the interest rate swap agreements represented a liability of $3,425 and $5,533, respectively. The following table presents the notional principal amounts of interest rate swaps by class:

Type of Interest Rate Swap	Number of Contracts	Notional Value at March 31, 2002	Number of Contracts	Notional Value at December 31, 2001
Pay fixed, receive LIBOR floating	15	$298,985	9	$102,919
Pay prime floating, receive LIBOR floating	8	161,246	8	161,246

Total	23	$460,231	17	$264,165

Note 6. Earnings Per Share

        The following table sets forth the computation of basic and diluted earnings per share for the three months ended March 31, 2002 and 2001:

	Three Months Ended March 31, 2002	Three Months Ended March 31, 2001
Numerator for basic and diluted earnings (loss) per share	$3,617	$(9,902)
Denominator for basic weighted average shares	37,477	27,856
Employee stock options	280	172
Contingently issuable shares*	604	230
Warrants	13	20

Dilutive potential shares	897	422

Denominator for diluted weighted average shares	38,374	28,278

Basic earnings (loss) per share	$0.10	$(0.36)
Diluted earnings (loss) per share	$0.09	$(0.35)

*
Contingently issuable shares are unvested shares outstanding that secure employee stock option loans.

AMERICAN CAPITAL STRATEGIES, LTD.
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

(Unaudited)
(In thousands except per share data)

Note 7. Segment Data

        The Company's reportable segments are its investing operations as a business development company ("ACAS") and the financial advisory operations of its wholly owned subsidiary, ACFS. The Company's accounting policies for segments are the same as those described in the "Summary of Significant Accounting Policies." The following table presents segment data for the three months ended March 31, 2002:

	ACAS	ACFS	Consolidated
Interest and dividend income	$28,268	$—	$28,268
Fee income	83	4,290	4,373

Total operating income	28,351	4,290	32,641
Interest expense	2,236	—	2,236
Salaries and benefits expense	696	3,629	4,325
General and administrative expense	1,232	1,597	2,829

Total operating expenses	4,164	5,226	9,390

Net operating income (loss)	24,187	(936)	23,251
Net realized gain on investments	57	—	57
Decrease in unrealized appreciation of investments	(19,691)	—	(19,691)

Net increase (decrease) in shareholders' equity resulting from operations	$4,553	$(936)	$3,617

        The following table presents segment data for the three months ended March 31, 2001:

	ACAS	ACFS	Consolidated
Interest and dividend income	$20,766	$—	$20,766
Fee income	607	1,320	1,927

Total operating income	21,373	1,320	22,693
Interest expense	3,524	—	3,524
Salaries and benefits expense	333	2,036	2,369
General and administrative expense	722	1,026	1,748

Total operating expenses	4,579	3,062	7,641

Net operating income (loss)	16,794	(1,742)	15,052
Net realized gain on investments	24	—	24
Decrease in unrealized appreciation of investments	(24,978)	—	(24,978)

Net decrease in shareholders' equity resulting from operations	$(8,160)	$(1,742)	$(9,902)

        The information in this Statement of Additional Information is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Statement of Additional Information is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

August 6, 2002

AMERICAN CAPITAL STRATEGIES, LTD.
STATEMENT OF ADDITIONAL INFORMATION AUGUST 6, 2002

        This Statement of Additional Information ("SAI") is not a prospectus, and should be read in conjunction with the Prospectus dated August 6, 2002 relating to this offering (the "Prospectus") and the accompanying prospectus supplement, if any. A copy of the Prospectus and the relevant accompanying prospectus supplement, if any, may be obtained by calling American Capital Strategies, Ltd. at (301) 951-6122 and asking for Shareholder Relations. Terms not defined herein have the same meaning as given to them in the Prospectus.

	Page in The Statement of Additional Information	Location of Related Disclosure in The Prospectus
General Information and History	SAI-2	1, 41
Investment Objective and Policies	SAI-2	47
Management	SAI-2	53
Compensation of Executive Officers	SAI-2	55
Compensation of Directors	SAI-4	—
Stock Option Awards	SAI-6	—
Committees of the Board of Directors	—	57
Control Persons and Principal Holders of Securities	SAI-8	—
Investment Advisory Services	SAI-9	—
Safekeeping, Transfer and Dividend Paying Agent and
Registrar	SAI-9	66
Consolidated Financial Statements	SAI-9	F-1
Brokerage Allocation and Other Practices	SAI-9	—
Tax Status	SAI-10	45

SAI-1

GENERAL INFORMATION AND HISTORY

        This SAI contains information with respect to American Capital Strategies, Ltd. (the "Company"). The Company, a Delaware corporation, was incorporated in 1986 to provide financial advisory services to and invest in middle market companies. On August 29, 1997, the Company completed an initial public offering ("IPO") of 10,382,437 shares of its common stock ("Common Stock") and became a non-diversified, closed end investment company that has elected to be treated as a business development company ("BDC") under the Investment Company Act of 1940, as amended ("1940 Act"). On October 1, 1997, the Company began operations so as to qualify to be taxed as a regulated investment company ("RIC") as defined in Subtitle A, Chapter 1, under Subchapter M of the Internal Revenue Code of 1986 as amended (the "Code").

INVESTMENT OBJECTIVES AND POLICIES

        The Company's investment objectives are to achieve a high level of current income from the collection of interest and advisory fees, as well as long-term growth in its shareholders' equity through the appreciation in value of the Company's equity interests in the companies in which it invests. The Company will at all times seek to conduct its business so as to retain its status as a BDC and to qualify to be taxed as a RIC. The Company seeks to achieve its investment objectives by lending to and investing primarily in middle market companies in a variety of industries and in diverse geographic locations primarily in the United States. At March 31, 2002, the Company's investment portfolio totaled $951 million. A discussion of the selected financial data, supplementary financial information and management's discussion and analysis of financial condition and results of operations is included in the Prospectus. In addition to its core lending business, the Company also provides financial advisory services to businesses through American Capital Financial Services, Inc. ("ACFS"), a wholly-owned subsidiary. The Company is headquartered in Bethesda, Maryland, and has offices in New York, Boston, Pittsburgh, San Francisco, Chicago, and Dallas.

MANAGEMENT

Compensation of Executive Officers and Directors

        Under Commission rules applicable to BDCs, the Company is required to set forth certain information regarding the compensation of certain of its executive officers and directors.

        The following table sets forth certain details of the aggregate compensation paid to each of the three highest paid executive officers of the Company during 2000, as well as to each of the Company's executive officers who was also a director. For the aggregate compensation received by each non-employee director, see "Director Compensation."

SAI-2

COMPENSATION TABLE
SUMMARY COMPENSATION TABLE
2001 COMPENSATION TABLE

Name of Person, Position	Aggregate Compensation From Company(1)	Pension Or Retirement Benefits Accrued As Part of Company Expense(2)	Total Compensation
Malon Wilkus Chief Executive Officer, President and Chairman of the Board of Directors	$826,140	$4,800	$830,940
Adam Blumenthal(3) Vice-Chairman and Director	$523,353	$4,800	$528,153
John Erickson Executive Vice President, Chief Financial Officer and Secretary	$531,205	$4,800	$536,005
Ira Wagner Executive Vice President and Chief Operating Officer	$526,139	$4,800	$530,939

  (1)
  The aggregate compensation from the Company for Messrs. Wilkus, Blumenthal, Erickson and Wagner includes salary in the amount of $264,000, $204,519, $201,250 and $191,561, respectively, and bonus in the amount of $562,140, $318,834, $329,955 and $334,578, respectively.

  (2)
  Represents the value of the Company's Common Stock allocated in 2001 to the Executive Officer's account in the ESOP.

  (3)
  Resigned from all positions with the Company effective June 7, 2002.

NOTE: The named Executive Officers' estimated annual benefits under the ESOP upon retirement are not determinable.

        The Company has adopted a Code of Ethics pursuant to Rule 17j-1 of the 1940 Investment Company Act. Personnel subject to the Code are permitted to invest in securities, including securities that may be purchased or held by the Company. However, they may purchase securities also owned by or under consideration for ownership by the Company only with the consent of the Company.

        You may read and copy this information at the commission's Public Reference Room in Washington, D.C. You may obtain information on the operation of the Public Reference Room by calling the Commission at 1-202-942-8090. In addition, the Code of Ethics is available on the EDGAR Database on the Commission's Internet site at http://www.sec.gov. You may obtain copies of the Code of Ethics, after paying a duplicating fee, by electronic request at the following Email address: publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, D.C. 20459-0102.

DIRECTOR COMPENSATION

        During 2001, each non-employee director received an annual retainer fee of $15,000 (non-employee directors who chaired a Board of Directors committee received a retainer of $17,500) and a fee of $1,000 for each meeting of the Board of Directors or each separate committee meeting attended. For 2002, each non-employee director will be paid an annual retainer of $20,000 (non-employee directors who chair a Board of Directors committee will receive a retainer of $25,000) and a fee of

SAI-3

$1,000 for each meeting of the Board of Directors or each separate committee meeting attended. Directors are reimbursed for out-of-pocket expenses incurred in connection with Board and committee meetings. Directors who are employees of the Company do not receive additional compensation for service as a member of the Board of Directors.

        The following table sets forth the compensation received by each non-employee director during 2001:

Name	2001 Compensation
Mary C. Baskin	$48,000
Neil M. Hahl	$49,000
Philip R. Harper	$59,000
Stan Lundine	$54,000
Kenneth D. Peterson, Jr	$33,000
Eugene L. Podsiadlo(1)	$0
Alvin N. Puryear	$56,000

  (1)
  Resigned from the Board of Directors effective July 3, 2002.

Director Option Plan

        The Company established the 1997 Disinterested Director Stock Option Plan (the "Director Option Plan") for directors who are not employees of the Company. As of May 14, 1999, the Commission granted an exemption for the Director Option Plan, which was required under the 1940 Act for the Director Option Plan to become effective. The Director Option Plan provides for the issuance to participants of options to purchase an aggregate of 150,000 shares of Common Stock. Messrs. Hahl, Harper and Lundine, directors who were directors on the date of Board of Directors approval of the Director Option Plan, November 6, 1997, received automatic grants of options to purchase 15,000 shares of Common Stock. Dr. Puryear was granted options as of September 15, 1998, the date he became a director, conditioned on the issuance of the Commission exemption order. In addition, as of May 15, 2000, Messrs. Hahl, Harper, Lundine and Puryear received grants of options to purchase an additional 5,000 shares each. Ms. Baskin and Mr. Peterson were granted options for 15,000 shares each on June 15, 2000, and January 15, 2001, respectively. Such options vest over a three-year period on each of the first three anniversaries of the respective dates noted above. The exercise price for the original option grants is $18.625 per share, which was the closing price of the Common Stock on the Nasdaq Stock Market as of May 14, 1999, the date the Commission exemption order became effective. The other options have exercise prices equal to the closing price of the Common Stock on the day preceding the date of grant.

Long Term Incentive Plans

        The Company currently maintains four long term incentive plans in which executive officers of the Company participate: (i) the ESOP in which all employees of the Company are eligible to participate after meeting minimum service requirements, and (ii) three employee option plans. The Company maintains no stock appreciation rights plan or defined benefit or actuarial plan.

        ESOP.    The Company maintains the ESOP for the benefit of its employees and enables them to share in the growth of the Company. The ESOP is a profit sharing plan, qualified under section 401(a) of the Code, designed to be invested primarily in Common Stock. The ESOP provides that participants will receive allocations of Common Stock at least equal to 3% of their annual compensation, up to certain statutory maximums. The Company has the ability to make additional contributions also subject to certain statutory maximums. Each ESOP participant vests in his or her

SAI-4

Common Stock ESOP account over a five-year period beginning on the date of first employment. The ESOP also allows participants to make elective deferrals of a portion of their income as contribution to a Section 401(k) profit sharing plan. The Company does not match or otherwise make contributions to the profit sharing plan.

        Employee Option Plans.    The Company established the 2002 Employee Stock Option Plan, the 2000 Employee Stock Option Plan and the 1997 Stock Option Plan (collectively, the "Employee Option Plans") for the purpose of attracting and retaining executive officers and other key employees. Non-employee Directors may not participate. Options for a maximum of 1,828,252 shares of Common Stock were subject to issuance under the 1997 Stock Option Plan. All such options have been granted, although 97,620 of such options have been forfeited and are available for grant to other participants. Options for 1,716,393 shares of Common Stock have been exercised under the 1997 Stock Option Plan. Options for a maximum of 3,800,000 shares of Common Stock are subject to issuance under the 2000 Employee Stock Option Plan. Of such amount, options for 3,668,746 shares have been granted and options for 1,399,741 shares have been exercised. Options for a maximum of 1,950,000 shares of Common Stock are subject to issuance under the 2002 Employee Stock Option Plan. Of such amount, options for 1,489,400 shares have been granted, none of which have been exercised. The Compensation and Compliance Committee administers the Employee Option Plans and may grant options for a maximum of 608,782 shares to any single participant. The Compensation and Compliance Committee uses such criteria as it deems important to determine who will receive awards and the number of awarded options. The Compensation and Compliance Committee has the authority to set the exercise price for options and to adjust the exercise price following the occurrence of events such as stock splits, dividends, distribution and recapitalizations. Options may be exercised during a period of no more ten years following the date of grant. The Compensation and Compliance Committee has the discretion to set the vesting period for options and to permit the acceleration of vesting under certain circumstances. Vesting is automatically accelerated upon the occurrence of specified change of control transactions.

SAI-5

        The following table shows for each of the named Executive Officers (1) the number of options that were granted during 2001 under the 2000 Employee Stock Option Plan, (2) out of the total number of options granted to all employees, the percentage granted to the named Executive Officer, (3) the exercise price, (4) the expiration date, and (5) the potential realizable value of the options, assuming that the market price of the underlying securities appreciates in value from the date of grant to the end of the option term, at a 5% and 10% annualized rate.

					Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term
	Number of Securities Underlying Options Granted	Percent of Total Options Granted to Employees in Fiscal Year
			Exercise or Base Price	Expiration Date
					5%	10% ($)
Malon Wilkus	344,646	14.9%	$25.00-28.87(1)	2/9/11-12/10/11(1)	$5,751,713	$14,575,970
Adam Blumenthal (2)	117,474	5.1%	$25.00-28.87(3)	2/9/11-12/10/11(3)	$1,894,891	$4,802,026
John Erickson	218,813	9.4%	$25.00-28.87(4)	2/9/11-12/10/11(4)	$3,651,881	$9,254,584
Ira Wagner	194,155	8.4%	$25.00-28.87(5)	2/9/11-12/10/11(5)	$3,241,559	$8,214,746
Total Options Granted	2,320,311	100%

  (1)
  Options for 64,646 shares have an exercise price of $25.00 per share and expire 2/9/11; options for 200,000 shares have an exercise price of $26.10 per share and expire 5/9/11; and options for 80,000 shares have an exercise price of $28.87 and expire 12/10/11.

  (2)
  Resigned from all positions with the Company effective June 7, 2002.

  (3)
  Options for 57,474 shares have an exercise price of $25.00 per share and expire 2/9/11, options for 50,000 shares have an exercise price of $25.75 per share and expire 5/15/11, and options for 10,000 shares have an exercise price of $28.87 and expire 12/10/11.

  (4)
  Options for 38,313 shares have an exercise price of $25.00 per share and expire 2/9/11; options for 130,000 shares have an exercise price of $26.10 per share and expire 5/9/11; and options for 50,000 shares have an exercise price of $28.87 and expire 12/10/11.

  (5)
  Options for 34,155 shares have an exercise price of $25.00 per share and expire 2/9/11; options for 70,000 shares have an exercise price of $26.10 per share and expire 5/9/11; options for 40,000 shares have an exercise price of $25.75 and expire 5/15/11; and options for 50,000 shares have an exercise price of $28.87 and expire 12/10/11.

SAI-6

        The following table sets forth the details of option exercises by Executive Officers and members of the Board of Directors during 2001 and the values of the unexercised options at December 31, 2001.

OPTION EXERCISES AND YEAR-END OPTION VALUES(1)

			Options Outstanding at 12/31/2001		Value of Options at 12/31/2001(3)
	Shares Acquired on Exercise	Value(2) Realized
			Exercisable	Unexercisable	Exercisable	Unexercisable
Malon Wilkus	208,200	$732,045	344,646	—	$624,984	$—
Adam Blumenthal(4)	92,550	196,669	210,024	—	824,049	—
John Erickson	54,740	345,231	302,773	—	856,205	—
Ira Wagner	12,134	126,684	274,155	—	787,919	—
Mary C. Baskin	—	—	5,000	10,000	27,685	55,370
Neil M. Hahl	—	—	16,666	3,334	157,182	22,628
Philip R. Harper	11,600	65,189	66	3,334	448	22,628
Stan Lundine	—	—	16,666	3,334	157,182	22,628
Kenneth D. Peterson, Jr.	—	—	—	15,000	—	24,000
Eugene L. Podsiadlo(5)	—	—	—	15,000	—	6,000
Alvin N. Puryear	—	—	16,666	3,334	157,182	22,628

  (1)
  Option grants and exercises for Messrs. Hahl, Harper, Lundine, Podsiadlo and Puryear and Ms. Baskin pertain to the 1997 Disinterested Director Stock Option Plan. See "DIRECTOR COMPENSATION."

  (2)
  Value Realized is calculated at the closing market price on the date of exercise, net of option exercise price, but before any tax liabilities or transaction costs. This is a deemed market value, which may actually be realized only if the shares are sold at that price.

  (3)
  Value of unexercised options is calculated at the closing market price on December 31, 2001 ($28.35), net of the option exercise price, but before any tax liabilities or transaction costs. Options, if any, with an exercise price greater than the market price as of December 31, 2001, are shown as having no value.

  (4)
  Resigned from all positions with the Company effective June 7, 2002.

  (5)
  Resigned from the Board of Directors of the Company effective July 3, 2002.

SAI-7

CONTROL PERSONS AND PRINCIPAL HOLDERS OF COMMON STOCK

        The following table sets forth, as of May 20, 2002 (unless otherwise indicated), the beneficial ownership of each current director, each nominee for director, each of the executive officers (the "Executive Officers"), the Executive Officers and directors as a group and each stockholder known to management of the Company to own beneficially more than 5% of the outstanding shares of Common Stock of the Company. Unless otherwise indicated, the Company believes that the beneficial owner set forth in the table has sole voting and investment power.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership		Percent of Class(1)
Capital Group International, Inc 11100 Santa Monica Blvd Los Angeles, CA 90025	3,019,300	(2)	7.9%
Directors and Executive Officers
Malon Wilkus	1,624,695	(3)	4.2%
John Erickson	449,311	(4)	1.2%
Ira Wagner	401,035	(5)	1.0%
Mary C. Baskin	5,221	(6)	*
Neil M. Hahl	22,054	(7)	*
Philip R. Harper	37,526	(8)	*
Stan Lundine	20,666	(7)	*
Kenneth D. Peterson, Jr	5,250	(9)	*
Alvin N. Puryear	22,666	(7)	*
Executive Officers and directors as a group (9 persons)	2,588,423		6.7%

*    Less than one percent.

        (1)  Pursuant to the rules of the Securities and Exchange Commission, shares of Common Stock subject to options held by directors and Executive Officers of the Company that are exercisable within 60 days of May 20, 2002, are deemed outstanding for the purposes of computing such director's or executive officer's beneficial ownership.

        (2)  Capital Guardian Trust Company ("Guardian"), a bank, is deemed to have beneficial ownership of and has the sole power to vote or direct the vote of 3,019,300 shares of Common Stock as a result of acting as investment manager of various institutional accounts, with respect to the shares of Common Stock directly owned by such managed accounts. Guardian has sole voting power with regard to 2,259,600 of such shares. Guardian is a wholly-owned subsidiary of Capital Group International, Inc., which may also be deemed to beneficially own such shares. The information in this footnote was obtained from Schedule 13-G filed with the Securities and Exchange Commission by Guardian for calendar year 2001.

        (3)  Includes 50,561 shares allocated to the account of Mr. Wilkus as a participant in the American Capital Strategies Employee Investment and Stock Ownership Plan (the "ESOP") over which Mr. Wilkus has voting power under the terms of the ESOP, and 574,646 shares issuable upon the exercise of options.

        (4)  Includes 1,198 shares allocated to the account of Mr. Erickson as a participant in the ESOP over which Mr. Erickson has voting power and 441,473 shares issuable upon the exercise of options, but does not include other shares owned by the ESOP for which Mr. Erickson is the Trustee.

SAI-8

        (5)  Includes 1,880 shares allocated to the account of Mr. Wagner as a participant in the ESOP over which Mr. Wagner has voting power under terms of the ESOP and 399,155 shares issuable upon the exercise of options.

        (6)  Includes 5,000 shares issuable upon the exercise of stock options.

        (7)  Includes 16,667 shares issuable upon the exercise of stock options.

        (8)  Includes 2,000 shares held in the name of Mr. Harper's wife and 66 shares issuable upon the exercise of stock options.

        (9)  Includes 5,000 shares issuable upon the exercise of stock options and 250 shares that are owned by Mr. Peterson's wife. Mr. Peterson disclaims beneficial ownership of such shares.

INVESTMENT ADVISORY SERVICES

        The Company is internally managed and therefore has not entered into any advisory agreement with, nor pays advisory fees to, an outside investment adviser.

SAFEKEEPING, TRANSFER AND DIVIDEND PAYING AGENT AND REGISTRAR

        The Company's securities are held under a custodian agreement by Riggs Bank, N.A. The address of the custodian is 808 17th Street, NW, Washington, D.C. 20004. The Company's assets are held under bank custodianship in compliance with the 1940 Act. EquiServe, L.P. acts as the Company's transfer and dividend paying agent and registrar. The principal business address of EquiServe, L.P. is 150 Royall Street, mail stop 45-02-62, Canton, MA 02021.

CONSOLIDATED FINANCIAL STATEMENTS

        The Company has included its consolidated financial statements and consolidated financial highlights at December 31, 2001 and 2000, and for the three years ended December 31, 2001 in the Prospectus and elsewhere in the Registration Statement.

BROKERAGE ALLOCATION AND OTHER PRACTICES

        Since the Company generally acquires and disposes of its investments in privately negotiated transactions, it infrequently uses brokers in the normal course of business.

SAI-9

TAX STATUS

        The following discussion is a general summary of the material U.S. federal income tax considerations applicable to the Company and does not purport to be a complete description of the income tax considerations. The discussion is based upon the Code, Treasury Regulations thereunder, and administrative and judicial interpretations thereof, each as of the date hereof, all of which are subject to change. Prospective investors should consult their own tax advisors with respect to tax considerations which pertain to their purchase of Securities. This summary does not discuss any aspects of foreign, state or local tax laws.

        The Company has operated since October 1, 1997, so as to qualify to be taxed as a "regulated investment company" or "RIC" within the meaning of Section 851 of the Code. If the Company qualifies as a RIC and annually distributes to its stockholders in a timely manner at least 90% of its "investment company taxable income," as defined in the Code, it will not be subject to federal income tax on the portion of its taxable income and capital gains distributed to stockholders. "Investment company taxable income" generally means taxable income, including net short-term capital gains but excluding net long-term capital gains. In addition, the Company will be liable for a nondeductible federal excise tax of 4% on its undistributed income unless for each calendar year it distributes (including through "deemed distributions") an amount equal to or greater than the sum of (i) 98% of its "ordinary income" (generally, taxable income excluding net short-term and long-term capital gains), (ii) 98% of its "capital gain net income" (including both net short-term and long-term capital gains) realized for the 12-month period ending October 31 of such calendar year, and (iii) any shortfall in distributing all ordinary income and capital gain net income for the prior calendar year. The Company generally will endeavor to make distributions and have deemed distributions such that it will not incur the federal excise tax on its earnings.

        The Company received a ruling from the IRS clarifying the tax consequences of its conversion to a RIC, especially with regard to the treatment of any unrealized gain inherent in its assets (approximately $6.3 million) upon its conversion to RIC status ("built-in gain"). Under the terms of the ruling and applicable law, if the company realizes or is treated as realizing any of the built-in gain before October 1, 2007, it generally will be liable for corporate level federal income tax on the gain, which could not be eliminated by dividend payments.

        In order to qualify as a RIC for federal income tax purposes, the Company must, among other things: (a) continue to qualify as a BDC under the 1940 Act, (b) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale of stock or securities, or other income derived with respect to its business of investing in such stock or securities; and (c) diversify its holdings so that at the end of each quarter of the taxable year (i) at least 50% of the value of the Company's assets consists of cash, cash items, securities of other RICs, U.S. government securities, and other securities if such other securities of any one issuer do not represent more than 5% of the Company's assets or 10% of the outstanding voting securities of the issuer, and (ii) no more than 25% of the value of the Company's assets (including those owned by ACFS) are invested in the securities of one issuer (other than U.S. government securities or securities of other RICS) or of two or more issuers that are controlled (as determined under applicable Code rules) by the Company and are engaged in the same or similar or related trades or businesses.

        If the Company acquires or is deemed to have acquired debt obligations that were issued originally at a discount or that otherwise are treated under applicable tax rules as having original issue discount, the Company will be required to include in income each year a portion of the original issue discount that accrues over the life of the obligation regardless of whether the Company receives cash representing such income in the same taxable year and to make distributions accordingly.

        Although it does not presently expect to do so, the Company is authorized to borrow funds and to sell assets in order to satisfy distribution requirements and diversification requirements. However, under

SAI-10

the 1940 Act, the Company is not permitted to make distributions to stockholders while the Company's debt obligations and other senior securities are outstanding unless certain "asset coverage" tests are met. Moreover, the Company's ability to dispose of assets to meet its distribution requirements may be limited by other requirements relating to its status as a RIC, including the diversification requirements. If the Company disposes of assets in order to meet distribution requirements, the Company may make such dispositions at times which, from an investment standpoint, are not advantageous.

        If the Company fails to satisfy the 90% distribution requirement or otherwise fails to qualify as a RIC in any taxable year, it will be subject to tax in such year on all of its taxable income, regardless of whether the Company makes any distributions to its stockholders. In addition, in that case, all of the Company's distributions to its stockholders will be characterized as ordinary income (to the extent of the Company's current and accumulated earnings and profits).

        The Company's wholly-owned subsidiary, ACFS, is an ordinary corporation that is subject to corporate level federal income tax. The Company also owns all of the equity interests issued by ACS Funding Trust I, a business trust, ACAS Business Loan LLC, 2000-1 and ACAS Business Loan LLC, 2002-1, a limited liability company, each of which are disregarded as a separate entity for tax purposes.

SAI-11

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5,800,000 Shares

American Capital Strategies, Ltd.

Common Stock

P R O S P E C T U S  S U P P L E M E N T

March 26, 2003

Salomon Smith Barney	Wachovia Securities

Legg Mason Wood Walker
Incorporated

QuickLinks

THE COMPANY
FEES AND EXPENSES
RECENT DEVELOPMENTS
AMERICAN CAPITAL STRATEGIES LTD. CONSOLIDATED STATEMENTS OF OPERATIONS (In thousands, except per share data )
USE OF PROCEEDS
CAPITALIZATION (Dollar amounts in thousands)
UNDERWRITING
TAXATION
LEGAL MATTERS
EXPERTS
ADDITIONAL INFORMATION
INTERIM FINANCIAL STATEMENTS AMERICAN CAPITAL STRATEGIES, LTD. CONSOLIDATED BALANCE SHEETS (In thousands)
AMERICAN CAPITAL STRATEGIES, LTD. CONSOLIDATED SCHEDULE OF INVESTMENTS September 30, 2002 (Unaudited) (In thousands)
AMERICAN CAPITAL STRATEGIES, LTD. CONSOLIDATED SCHEDULE OF INVESTMENTS December 31, 2001 (In thousands)
AMERICAN CAPITAL STRATEGIES LTD. CONSOLIDATED STATEMENTS OF OPERATIONS (Unaudited) (In thousands, except per share data )
AMERICAN CAPITAL STRATEGIES, LTD. CONSOLIDATED STATEMENTS OF SHAREHOLDERS' EQUITY (Unaudited) (In thousands)
AMERICAN CAPITAL STRATEGIES, LTD. CONSOLIDATED STATEMENTS OF CASH FLOWS (Unaudited) (In thousands)
AMERICAN CAPITAL STRATEGIES, LTD. CONSOLIDATED FINANCIAL HIGHLIGHTS (Unaudited) (Dollars in thousands except per share data)
AMERICAN CAPITAL STRATEGIES, LTD. NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited) (In thousands except per share data)
INTERIM MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS (Dollars in thousands, except per share data)
PROSPECTUS SUMMARY
AMERICAN CAPITAL STRATEGIES, LTD.
THE OFFERING
FEES AND EXPENSES
CONSOLIDATED SUMMARY FINANCIAL DATA (In thousands, except per share data and portfolio companies)
ADDITIONAL INFORMATION
RISK FACTORS
USE OF PROCEEDS
PRICE RANGE OF COMMON STOCK AND DISTRIBUTIONS
BID PRICE
CONSOLIDATED SELECTED FINANCIAL DATA (In thousands, except per share data and portfolio companies)
MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS (in thousands except per share data)
BUSINESS
PORTFOLIO COMPANIES
DETERMINATION OF NET ASSET VALUE
MANAGEMENT
DIVIDEND REINVESTMENT PLAN
DESCRIPTION OF THE SECURITIES
CERTAIN PROVISIONS OF THE SECOND AMENDED AND RESTATED CERTIFICATE OF INCORPORATION, AS AMENDED, AND THE SECOND AMENDED AND RESTATED BYLAWS
REGULATION
SHARE REPURCHASES
PLAN OF DISTRIBUTION
SAFEKEEPING, TRANSFER AND DIVIDEND PAYING AGENT AND REGISTRAR
LEGAL MATTERS
EXPERTS
TABLE OF CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION
AMERICAN CAPITAL STRATEGIES, LTD. INDEX TO CONSOLIDATED FINANCIAL STATEMENTS
REPORT OF INDEPENDENT AUDITORS
AMERICAN CAPITAL STRATEGIES, LTD. CONSOLIDATED BALANCE SHEETS (Dollars in thousands except share data)
AMERICAN CAPITAL STRATEGIES, LTD. CONSOLIDATED SCHEDULE OF INVESTMENTS December 31, 2001 (Dollars in thousands)
AMERICAN CAPITAL STRATEGIES, LTD. CONSOLIDATED SCHEDULE OF INVESTMENTS December 31, 2001 (Dollars in thousands)
AMERICAN CAPITAL STRATEGIES, LTD. CONSOLIDATED SCHEDULE OF INVESTMENTS December 31, 2001 (Dollars in thousands)
AMERICAN CAPITAL STRATEGIES, LTD. CONSOLIDATED SCHEDULE OF INVESTMENTS December 31, 2001 (Dollars in thousands)
AMERICAN CAPITAL STRATEGIES, LTD. CONSOLIDATED STATEMENTS OF OPERATIONS (In thousands except per share data)
AMERICAN CAPITAL STRATEGIES, LTD. CONSOLIDATED STATEMENTS OF SHAREHOLDERS' EQUITY (In thousands)
AMERICAN CAPITAL STRATEGIES, LTD. CONSOLIDATED STATEMENTS OF CASH FLOWS (Dollars in thousands)
AMERICAN CAPITAL STRATEGIES, LTD. CONSOLIDATED FINANCIAL HIGHLIGHTS (Dollars in thousands except per share data)
AMERICAN CAPITAL STRATEGIES, LTD. FINANCIAL HIGHLIGHTS (CONTINUED) (Dollars in thousands except asset coverage per unit)
AMERICAN CAPITAL STRATEGIES, LTD. CONSOLIDATED BALANCE SHEETS (Dollars in thousands except share data)
AMERICAN CAPITAL STRATEGIES, LTD. CONSOLIDATED SCHEDULE OF INVESTMENTS MARCH 31, 2002 (Unaudited) (Dollars in thousands)
AMERICAN CAPITAL STRATEGIES, LTD. CONSOLIDATED SCHEDULE OF INVESTMENTS MARCH 31, 2002 (Unaudited) (Dollars in thousands)
AMERICAN CAPITAL STRATEGIES, LTD. CONSOLIDATED SCHEDULE OF INVESTMENTS MARCH 31, 2002 (Unaudited) (Dollars in thousands)
AMERICAN CAPITAL STRATEGIES, LTD. CONSOLIDATED SCHEDULE OF INVESTMENTS MARCH 31, 2002 (Unaudited) (Dollars in thousands)
AMERICAN CAPITAL STRATEGIES, LTD. CONSOLIDATED SCHEDULE OF INVESTMENTS MARCH 31, 2002 (Unaudited) (Dollars in thousands)
AMERICAN CAPITAL STRATEGIES, LTD. CONSOLIDATED SCHEDULE OF INVESTMENTS DECEMBER 31, 2001 (Dollars in thousands)
AMERICAN CAPITAL STRATEGIES, LTD. CONSOLIDATED SCHEDULE OF INVESTMENTS DECEMBER 31, 2001 (Dollars in thousands)
AMERICAN CAPITAL STRATEGIES, LTD. CONSOLIDATED SCHEDULE OF INVESTMENTS DECEMBER 31, 2001 (Dollars in thousands)
AMERICAN CAPITAL STRATEGIES, LTD. CONSOLIDATED SCHEDULE OF INVESTMENTS DECEMBER 31, 2001 (Dollars in thousands)
AMERICAN CAPITAL STRATEGIES, LTD. CONSOLIDATED STATEMENT OF OPERATIONS (Unaudited) (In thousands except per share data)
AMERICAN CAPITAL STRATEGIES, LTD. CONSOLIDATED STATEMENTS OF SHAREHOLDERS' EQUITY (Unaudited) (In thousands)
AMERICAN CAPITAL STRATEGIES, LTD. CONSOLIDATED STATEMENTS OF CASH FLOWS (Unaudited) (Dollars in thousands)
AMERICAN CAPITAL STRATEGIES, LTD. CONSOLIDATED FINANCIAL HIGHLIGHTS (Unaudited) (Dollars in thousands except per share data)
AMERICAN CAPITAL STRATEGIES, LTD. NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited) (In thousands except per share data)
AMERICAN CAPITAL STRATEGIES, LTD. STATEMENT OF ADDITIONAL INFORMATION AUGUST 6, 2002

GENERAL INFORMATION AND HISTORY
INVESTMENT OBJECTIVES AND POLICIES
MANAGEMENT
COMPENSATION TABLE SUMMARY COMPENSATION TABLE 2001 COMPENSATION TABLE
DIRECTOR COMPENSATION
OPTION EXERCISES AND YEAR-END OPTION VALUES(1)
CONTROL PERSONS AND PRINCIPAL HOLDERS OF COMMON STOCK
INVESTMENT ADVISORY SERVICES
SAFEKEEPING, TRANSFER AND DIVIDEND PAYING AGENT AND REGISTRAR
CONSOLIDATED FINANCIAL STATEMENTS
BROKERAGE ALLOCATION AND OTHER PRACTICES
TAX STATUS